PROSPECTUS

[GRAPHIC]

PROSPECTUS

SEPTEMBER 30, 2006
CLASS A, CLASS B AND CLASS C

DOMESTIC EQUITY AND INCOME FUNDS

-    ING BALANCED FUND

-    ING GROWTH AND INCOME FUND (FORMERLY, ING EQUITY INCOME FUND)

DOMESTIC EQUITY GROWTH FUNDS

-    ING GROWTH FUND

-    ING SMALL COMPANY FUND

DOMESTIC EQUITY INDEX FUNDS

-    ING INDEX PLUS LARGECAP FUND

-    ING INDEX PLUS MIDCAP FUND

-    ING INDEX PLUS SMALLCAP FUND

STRATEGIC ALLOCATION FUNDS

- ING STRATEGIC ALLOCATION CONSERVATIVE FUND (FORMERLY, ING STRATEGIC ALLOCATION INCOME FUND)

-    ING STRATEGIC ALLOCATION GROWTH FUND

- ING STRATEGIC ALLOCATION MODERATE FUND (FORMERLY, ING STRATEGIC ALLOCATION BALANCED FUND)

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THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CLASS A, CLASS
B AND CLASS C SHARES OF CERTAIN ING FUNDS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT:
IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUNDS
WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                                                                      [ING LOGO]

                                                                   WHAT'S INSIDE
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INTRODUCTION TO THE FUNDS                                                      1
FUNDS AT A GLANCE                                                              2

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund                                                              4
ING Growth and Income Fund                                                     6

DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund                                                                8
ING Small Company Fund                                                        10

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund                                                  12
ING Index Plus MidCap Fund                                                    14
ING Index Plus SmallCap Fund                                                  16

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Conservative Fund                                    21
ING Strategic Allocation Growth Fund                                          22
ING Strategic Allocation Moderate Fund                                        23

WHAT YOU PAY TO INVEST                                                        25
SHAREHOLDER GUIDE                                                             29
MANAGEMENT OF THE FUNDS                                                       37
MORE INFORMATION ABOUT RISKS                                                  40
DIVIDENDS, DISTRIBUTIONS AND TAXES                                            44
FINANCIAL HIGHLIGHTS                                                          46
WHERE TO GO FOR MORE INFORMATION                                      Back Cover

[SIDENOTE]
[GRAPHIC] INVESTMENT   These pages contain a description
          OBJECTIVE    of each of our Funds included in
                       this Prospectus, including each
                       Fund's investment objective,
                       principal investment strategies and
                       risks.

[GRAPHIC] PRINCIPAL
          INVESTMENT
          STRATEGIES

[GRAPHIC] RISKS

                       You'll also find:

[GRAPHIC] HOW THE      HOW THE FUND HAS PERFORMED. A chart
          FUND HAS     that shows each Fund's financial
          PERFORMED    performance for the past ten years
                       (or since inception, if shorter).

[GRAPHIC] WHAT YOU     WHAT YOU PAY TO INVEST. A list of
          PAY TO       the fees and expenses you pay --
          INVEST       both directly and indirectly --
                       when you invest in a Fund.

              (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                       INTRODUCTION TO THE FUNDS
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THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR
INVESTMENTS.

DOMESTIC EQUITY AND INCOME FUNDS

     ING's Domestic Equity and Income Funds seek income and growth of capital.

     They may be suitable investments if you:

     -    want both regular income and the potential for capital appreciation;
          and

     - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth and Domestic Equity Index Funds.

DOMESTIC EQUITY GROWTH FUNDS

     ING's Domestic Equity Growth Funds seek long-term growth of capital.

     They may be suitable investments if you:

     -    are investing for the long-term -- at least several years; and

     - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY INDEX FUNDS

     ING's Domestic Equity Index Funds seek to outperform the total return performance of the predetermined indices.

     They may be suitable investments if you:

     -    are investing for the long-term -- at least several years; and

     - are willing to accept higher risk in exchange for the potential for long-term growth.

STRATEGIC ALLOCATION FUNDS

     ING's Strategic Allocation Funds are asset allocation funds that have been designed for investors with different investment goals. They generally seek capital appreciation and/or total return.

     They may be suitable investments if you:

     -    are investing for the long-term -- at least five years.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

[SIDENOTE]
Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal investment strategies and risks associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the investment strategies and risks.

[GRAPHIC]

If you have any questions about the Funds, please call your investment professional or us at 1-800-992-0180.

                                                     Introduction to the Funds 1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, principal investment strategies and risks, which begin on page 4.

               FUND                                         INVESTMENT OBJECTIVE
               -------------------------------------------------------------------------------------------------------------------
DOMESTIC       ING Balanced Fund                            Maximize total return consistent with reasonable safety of principal
EQUITY AND     Adviser: ING Investments, LLC                by investing in a diversified portfolio of stocks, bonds and money
INCOME FUNDS   Sub-Adviser: ING Investment Management Co.   market instruments

               ING Growth and Income Fund                   Long-term growth of capital and income
               Adviser: ING Investments, LLC
               Sub-Adviser: ING Investment Management Co.

DOMESTIC       ING Growth Fund                              Growth of capital through investment in a diversified portfolio
EQUITY         Adviser: ING Investments, LLC                consisting primarily of common stocks and securities convertible into
GROWTH         Sub-Adviser: ING Investment Management Co.   common stocks believed to offer growth potential
FUNDS

               ING Small Company Fund                       Growth of capital primarily through investment in a diversified
               Adviser: ING Investments, LLC                portfolio of common stocks of companies with smaller market
               Sub-Adviser: ING Investment Management Co.   capitalizations

DOMESTIC       ING Index Plus LargeCap Fund                 Outperform the total return performance of the Standard & Poor's
EQUITY INDEX   Adviser: ING Investments, LLC                500(R) Composite Stock Price Index ("S&P 500(R) Index"), while
FUNDS          Sub-Adviser: ING Investment Management Co.   maintaining a market level of risk

               ING Index Plus MidCap Fund                   Outperform the total return performance of the Standard & Poor's
               Adviser: ING Investments, LLC                MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a
               Sub-Adviser: ING Investment Management Co.   market level of risk

               ING Index Plus SmallCap Fund                 Outperform the total return performance of the Standard & Poor's
               Adviser: ING Investments, LLC                SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining
               Sub-Adviser: ING Investment Management Co.   a market level of risk

STRATEGIC      ING Strategic Allocation Conservative Fund   Total return consistent with preservation of capital
ALLOCATION     Adviser: ING Investments, LLC
FUNDS          Sub-Adviser: ING Investment Management Co.

               ING Strategic Allocation Growth Fund         Capital appreciation
               Adviser: ING Investments, LLC
               Sub-Adviser: ING Investment Management Co.

               ING Strategic Allocation Moderate Fund       Total return (I.E., income and capital appreciation, both realized and
               Adviser: ING Investments, LLC                unrealized)
               Sub-Adviser: ING Investment Management Co.


2 Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                 MAIN RISKS
--------------------------------------------------------------------------------
A mix of equity and debt         Price volatility and other risks that accompany
securities.                      an investment in equity securities. Interest
                                 rate and other risks that accompany an
                                 investment in debt securities.

Equity securities of large       Price volatility and other risks that accompany
U.S. companies believed to       an investment in equity securities.
have above-average growth
potential.

Equity securities of large       Price volatility and other risks that accompany
U.S. companies believed to       an investment in growth-oriented equity
have growth potential.           securities.

Equity securities of             Price volatility and other risks that accompany
small-sized U.S. companies       an investment in equity securities of
believed to have growth          growth-oriented and small-sized companies.
potential.                       Particularly sensitive to price swings during
                                 periods of economic uncertainty.

Equity securities included in    Price volatility and other risks that accompany
the S&P 500(R) Index.            an investment in equity securities.

Equity securities included in    Price volatility and other risks that accompany
the S&P MidCap 400 Index.        an investment in equity securities of mid-sized
                                 companies.

Equity securities included in    Price volatility and other risks that accompany
the S&P SmallCap 600 Index.      an investment in equity securities of
                                 small-sized companies.

A mix of equity and debt         Price volatility and other risks that accompany
securities.                      an investment in equity securities. Credit,
                                 interest rate and other risks that accompany an investment in debt securities.

A mix of equity and debt         Price volatility and other risks that accompany
securities.                      an investment in equity securities. Credit,
                                 interest rate and other risks that accompany an investment in debt securities.

A mix of equity and debt         Price volatility and other risks that accompany
securities.                      an investment in equity securities. Credit,
                                 interest rate and other risks that accompany an investment in debt securities.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                             Funds at a Glance 3

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING BALANCED FUND                                  ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks to maximize total return consistent with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund seeks total return consisting of capital appreciation and current income.

Under normal market conditions, the Fund allocates its assets between the following asset classes:

-    Equities, such as common and preferred stocks;

-    Debt, such as bonds, mortgage-related and other asset-backed securities;

-    U.S. government securities; and

-    Money market instruments.

The Fund normally invests up to 75% of its total assets in equity securities and at least 25% of its total assets in debt securities, (including money market instruments). In making asset allocation decisions, the Sub-Adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, the Sub-Adviser uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. The Sub-Adviser generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the equity component of the Fund, the Sub-Adviser attempts to achieve the Fund's investment objective by overweighting those stocks in the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index") that it believes will outperform the index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the index. At June 30, 2006, the smallest company in the S&P 500(R) Index had a market capitalization of $502 million, the largest company had a market capitalization of $371.2 billion and the average capitalization of all companies in the S&P 500(R) Index was $22.9 billion.

In managing the debt component, the Sub-Adviser focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide the security selection process. Although the Fund may invest a portion of its assets in high-yield (high risk) debt securities, commonly referred to as "junk bonds," rated below BBB- by Standard & Poors ("S&P") or Baa3 by Moody's Investors Services Inc., ("Moody's"), the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average maturity of the Fund will generally range between three and ten years.

The Fund may also invest in convertible securities, foreign debt securities and derivatives.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

ALLOCATION -- the success of the Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equity and fixed-income securities, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in securities of larger companies, which sometimes have more stable prices than smaller companies.

INTEREST RATE -- fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income instruments.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

HIGH-YIELD, LOWER-GRADE DEBT SECURITIES -- when the Fund invests in debt securities rated below investment grade, its credit risk is greater than that of funds that buy only investment-grade debt securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Debt securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these debt securities may be less liquid, making it difficult for the Fund to sell them quickly at an acceptable price. These risks can reduce the Fund's share price and the income it earns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


4 ING Balanced Fund

                                                               ING BALANCED FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of three broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. These figures do not reflect sales charges and would be lower if they did.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                    [CHART]

1996    14.49
1997    20.09
1998    16.26
1999    12.05
2000    (1.34)
2001    (4.83)
2002   (11.11)
2003    18.01
2004     8.44
2005     3.41

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best: 4th quarter 1998: 12.73%
Worst: 3rd quarter 2002: (9.46)%

The Fund's Class A shares' year-to-date total return as of June 30, 2006: 1.11%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A, Class B and Class C shares' performance to that of three broad measures of market performance -- the S&P 500(R) Index, the Lehman Brothers(R) Aggregate Bond Index ("LBAB Index") and a composite index reflecting the combined performance of the S&P 500(R) Index and the LBAB Index ("Composite Index"). It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                                                                     10 YEARS
                                                                               1 YEAR   5 YEARS   (OR LIFE OF CLASS)
CLASS A RETURN BEFORE TAXES(3)                                             %   (2.53)     1.08          6.42
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS(3)                             %   (4.06)     0.36          4.36
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(3)     %   (0.49)     0.63          4.47
S&P 500(R) Index (reflects no deduction for fees, expenses, or taxes)(4)   %    4.91      0.54          9.07
LBAB Index (reflects no deduction for fees, expenses, or taxes)(5)         %    2.43      5.87          6.16
Composite Index (reflects no deduction for fees, expenses, or taxes)(6)    %    4.00      2.99          8.25
CLASS B RETURN BEFORE TAXES(7)                                             %   (2.10)     1.14          2.59(2)
S&P 500(R) Index (reflects no deduction for fees, expenses, or taxes)(4)   %    4.91      0.54          1.68(8)
LBAB Index (reflects no deduction for fees, expenses, or taxes)(5)         %    2.43      5.87          5.99(8)
Composite Index (reflects no deduction for fees, expenses, or taxes)(6)    %    4.00      2.99          3.72(8)
CLASS C RETURN BEFORE TAXES(9)                                             %    1.74      1.50          2.79(2)
S&P 500(R) Index (reflects no deduction for fees, expenses, or taxes)(4)   %    4.91      0.54          2.87(10)
LBAB Index (reflects no deduction for fees, expenses, or taxes)(5)         %    2.43      5.87          5.93(10)
Composite Index (reflects no deduction for fees, expenses, or taxes)(6)    %    4.00      2.99          4.47(10)

(1) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(2) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class B and Class C shares commenced operations on March 1, 1999 and June 30, 1998, respectively.

(3)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(4) The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(5) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

(6) The Composite Index consists of 60% of securities included in the S&P 500(R) Index and 40% of securities included in the LBAB Index.

(7) Reflects deduction of the deferred sales charge of 5.00% and 2.00% for the 1 year and 5 year returns, respectively.

(8) The index returns for Class B shares are for the period beginning March 1, 1999.

(9) Reflects deduction of the deferred sales charge of 1.00% for the 1 year return.

(10) The index returns for Class C shares are for the period beginning July 1, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                             ING Balanced Fund 5

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING GROWTH AND INCOME FUND                         ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks that the Sub-Adviser believes have significant potential for capital appreciation or income growth or both.

The Sub-Adviser may invest principally in common stocks and securities convertible into common stock having significant potential for capital appreciation, or may purchase common stocks principally for their income potential through dividends or may acquire securities having a mix of these characteristics. The Fund may also engage in option writing.

The Sub-Adviser utilizes a multi-manager approach for portfolio construction. Both the senior portfolio managers and all of the sector analysts on the team participate in the process, with the sector analysts determining the security selection for each of their sectors for the dedicated portion of the overall portfolio. The senior portfolio managers are responsible for the overall allocation of assets for the Fund, including management of the Fund's overall risk profile.

In managing the Fund, the Sub-Adviser:

-    Emphasizes stocks of larger companies.

- Looks to strategically invest the Fund's assets in stocks of mid-sized companies and up to 25% of its total assets in stocks of foreign issuers, depending upon market conditions.

- Utilizes an intensive, fundamentally driven research process to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, the Sub-Adviser attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

The Fund may invest in derivative instruments, including but not limited to, put and call options.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies which sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- although the Sub-Adviser emphasizes large-capitalization securities, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified portfolios when large-capitalization securities are in favor.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to the changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


6 ING Growth and Income Fund

                                                      ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of two broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. These figures do not reflect sales charges and would be lower if they did.

                     YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)(3)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                     [CHART]

1996    26.79
1997    30.57
1998    14.58
1999    17.62
2000   (11.65)
2001   (18.81)
2002   (25.50)
2003    25.47
2004    11.49
2005     4.13

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best: 4th quarter 1998: 19.30%
Worst: 3rd quarter 2002: (16.37)%

The Fund's Class A shares' year-to-date total return as of June 30, 2006: 6.42%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A, Class B and Class C shares' performance to that of two broad measures of market performance -- the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index") and the Russell 1000(R) Value Index. Prior to August 14, 2006, the Fund compared its performance to the Russell 1000(R) Value Index. The Fund changed the index to which it compares its performance because the S&P 500(R) Index is considered a more appropriate comparison. It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                      AVERAGE ANNUAL TOTAL RETURNS(1)(2)(3)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                                                                                   10 YEARS
                                                                                           1 YEAR   5 YEARS   (OR LIFE OF CLASS)
CLASS A RETURN BEFORE TAXES(4)                                                         %    (1.86)   (3.64)         5.05
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS(4)                                         %    (2.09)   (3.82)         2.81
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(4)                 %    (0.86)   (3.11)         3.33
S&P 500(R) Index (reflects no deduction for fees, expenses, or taxes)(5)               %     4.91     0.54          9.07
Russell 1000(R) Value Index (reflects no deduction for fees, expenses, or taxes)(6)    %     7.05     5.28         10.94
CLASS B RETURN BEFORE TAXES(7)                                                         %    (1.60)   (3.60)        (1.92)(2)
S&P 500(R) Index (reflects no deduction for fees, expenses, or taxes)(5)               %     4.91     0.54          1.68(8)
Russell 1000(R) Value Index (reflects no deduction for fees,  expenses, or taxes)(6)   %     7.05     5.28          6.06(8)
CLASS C RETURN BEFORE TAXES(9)                                                         %     2.42    (3.23)        (1.61)(2)
S&P 500(R) Index (reflects no deduction for fees, expenses, or taxes)(5)               %     4.91     0.54          2.87(10)
Russell 1000(R) Value Index (reflects no deduction for fees, expenses, or taxes)(6)    %     7.05     5.28          5.85(10)


(1) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser. From March 1, 2004 to August 13, 2006, Wellington Management Company, LLP served as sub-adviser to the Fund. Effective August 14, 2006, ING Investment Management Co. began serving as sub-adviser to the Fund and the Fund's principal investment strategies were changed. Performance from March 1, 2004 through August 13, 2006 is attributable to Wellington Management Company, LLP.

(2) On February 2, 1998, the Fund re-designated Adviser Class shares as Class A shares. Class B and Class C shares commenced operations on March 1, 1999 and June 30, 1998, respectively.

(3) Effective August 14, 2006, the Fund changed its name from ING Equity Income Fund to ING Growth and Income Fund. Effective March 1, 2004, the Fund changed its name from ING Growth and Income Fund to ING Equity Income Fund.

(4)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(5) The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(7) Reflects deduction of the deferred sales charge of 5.00% and 2.00% for the 1 year and 5 year returns, respectively.

(8) The index returns for Class B shares are for the period beginning March 1, 1999.

(9) Reflects deduction of the deferred sales charge of 1.00% for the 1 year return.

(10) The index returns for Class C shares are for the period beginning July 1, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                    ING Growth and Income Fund 7

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING GROWTH FUND                                    ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

Under normal market conditions, the Fund invests primarily in common stocks and securities convertible into common stock of large U.S. companies. The Sub-Adviser defines large companies as companies that have a market capitalization of at least $3 billion at the time of purchase. The market capitalization of what the Sub-Adviser considers to be large companies will change with market conditions.

In managing the Fund, the Sub-Adviser:

- Emphasizes stocks of larger companies, although the Fund may invest in companies of any size.

- Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/free cash flow ratio) of approximately 1,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in business momentum but whose perceived value is not reflected in the stock price.

- Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

The Fund may invest in derivative instruments and foreign securities.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies, which sometimes have more stable prices than small companies. However, the Fund may also invest in small- and mid-sized companies which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

GROWTH INVESTING -- growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


8 ING Growth Fund

                                                                 ING GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. These figures do not reflect sales charges and would be lower if they did.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                     [CHART]

1996    21.26
1997    21.88
1998    37.51
1999    34.71
2000   (12.83)
2001   (27.53)
2002   (29.21)
2003    29.88
2004     6.68
2005     8.68

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best: 4th quarter 1998: 23.26%
Worst: 1st quarter 2001: (23.66)%

The Fund's Class A shares' year-to-date total return as of June 30, 2006:
(3.90)%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A, Class B and Class C shares' performance to that of a broad measure of market performance -- the Russell 1000(R) Growth Index. It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                                                                                   10 YEARS
                                                                                           1 YEAR   5 YEARS   (OR LIFE OF CLASS)
CLASS A RETURN BEFORE TAXES(3)                                                         %    2.43     (6.15)         5.68
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS(3)                                         %    2.40     (6.15)         4.11
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(3)                 %    1.62     (5.12)         4.21
Russell 1000(R) Growth Index (reflects no deduction for fees,  expenses, or taxes)(4)  %    5.26     (3.58)         6.73
CLASS B RETURN BEFORE TAXES (5)                                                        %    2.83     (6.13)        (2.34)(2)
Russell 1000(R) Growth Index (reflects no deduction for fees,  expenses, or taxes)(4)  %    5.26     (3.58)        (2.32)(6)
CLASS C RETURN BEFORE TAXES(7)                                                         %    6.92     (5.77)        (0.69)(2)
Russell 1000(R) Growth Index (reflects no deduction for fees,  expenses, or taxes)(4)  %    5.26     (3.58)        (0.11)(8)

(1) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(2) On February 2, 1998, the Fund re-designated Adviser Class shares as Class A shares. Class B, and Class C shares commenced operations on March 1, 1999 and June 30, 1998, respectively.

(3)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(4) The Russell 1000(R) Growth Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(5) Reflects deduction of the deferred sales charge of 5.00% and 2.00% for the 1 year and 5 year returns, respectively.

(6) The index return for Class B shares is for the period beginning March 1, 1999.

(7) Reflects deduction of the deferred sales charge of 1.00% for the 1 Year return.

(8) The index return for Class C shares is for the period beginning July 1, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                               ING Growth Fund 9

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING SMALL COMPANY FUND                             ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of small-capitalization companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Sub-Adviser defines small-capitalization companies as companies that are included in the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index") or the Russell 2000(R) Index at the time of purchase, or if not included in either index, have market capitalizations of between $55 million and $3.7 billion. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 and Russell 2000(R) Indices change. At June 30, 2006, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $55 million and the largest company had a market capitalization of $3.7 billion. At June 30, 2006, the smallest company in the Russell 2000(R) Index had a market capitalization of $83 million and the largest company had a market capitalization of $2.3 billion.

In managing the Fund, the Sub-Adviser:

- Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.

- Uses internally developed quantitative computer models to evaluate financial and fundamental characteristics (for example, changes in earnings, return on equity and price to equity multiples of over 2,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.

- Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

-    May invest, to a limited extent, in foreign stocks.

The Fund may invest in derivative instruments.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the mix of growth-oriented and value-oriented securities in which the Fund invests. Rather, the market could favor more speculative growth-oriented securities or more value-oriented securities or may not favor equities at all.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small-capitalization stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


10 ING Small Company Fund

                                                          ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. These figures do not reflect sales charges and would be lower if they did.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                     [CHART]

1996    12.79
1997    32.26
1998     1.12
1999    30.59
2000     7.44
2001     3.51
2002   (23.95)
2003    39.34
2004    13.72
2005     8.90

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best: 1st quarter 2000: 28.46%
Worst: 3rd quarter 2002: (19.35)%

The Fund's Class A shares' year-to-date total return as of June 30, 2006: 8.73%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A, Class B and Class C shares' performance to that of a broad measure of market performance -- the Russell 2000(R) Index. It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                                                                            10 YEARS
                                                                                    1 YEAR   5 YEARS   (OR LIFE OF CLASS)
CLASS A RETURN BEFORE TAXES(3)                                                  %    2.64      5.06         10.47
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS(3)                                  %    1.10      4.75          7.82
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(3)          %    3.76      4.36          7.50
Russell 2000(R) Index (reflects no deduction for fees, expenses, or taxes)(4)   %    4.55      8.22          9.26
CLASS B RETURN BEFORE TAXES(5)                                                  %    3.24      5.20         10.24(2)
Russell 2000(R) Index (reflects no deduction for fees, expenses, or taxes)(4)   %    4.55      8.22          9.63(6)
CLASS C RETURN BEFORE TAXES(7)                                                  %    7.12      5.49          7.37(2)
Russell 2000(R) Index (reflects no deduction for fees, expenses, or taxes)(4)   %    4.55      8.22          6.66(8)

(1) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(2) On February 2, 1998, the Fund re-designated Adviser Class shares as Class A shares. Class B and Class C shares commenced operations on March 1, 1999 and June 30, 1998, respectively.

(3)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(4) The Russell 2000(R) Index is an unmanaged index that measures the performance of securities of small companies.

(5) Reflects deduction of the deferred sales charge of 5.00% and 2.00% for the 1 year and 5 year returns, respectively.

(6) The index return for Class B shares is for the period beginning March 1, 1999.

(7) Reflects deduction of the deferred sales charge of 1.00% for the 1 Year return.

(8) The index return for Class C shares is for the period beginning July 1, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                       ING Small Company Fund 11

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS LARGECAP FUND                       ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks to outperform the total return performance of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index"), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund invests at least 80% of its assets in securities of large capitalization companies included in the S&P 500(R) Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P 500(R) Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines large-capitalization companies as companies that are included in the S&P 500(R) Index at the time of purchase and that have a market capitalization of at least $3 billion. The minimum market capitalization level is reset periodically and will change with market conditions as the market capitalization range of the companies in the S&P 500(R) Index changes. At June 30, 2006, the smallest company in the S&P 500(R) Index had a market capitalization of $502 million and the largest company had a market capitalization of $371.2 billion. The average capitalization of all companies in the S&P 500(R) Index was $22.9 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500(R) Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P 500(R) Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500(R) Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. Although the Fund will not hold all the stocks in the S&P 500(R) Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500(R) Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) that approximate those of the S&P 500(R) Index.

The Fund may invest in derivative instruments.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in securities of larger companies, which sometimes have more stable prices than smaller companies.

MANAGER -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


12 ING Index Plus LargeCap Fund

                                                    ING INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. These figures do not reflect sales charges and would be lower if they did.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                     [CHART]

1996
1997
1998    32.12
1999    24.28
2000    (9.72)
2001   (14.22)
2002   (22.07)
2003    25.35
2004     9.98
2005     4.86

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best: 4th quarter 1998: 22.40%
Worst: 3rd quarter 2002: (17.40)%

The Fund's Class A shares' year-to-date total return as of June 30, 2006: 1.82%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A, Class B and Class C shares' performance to that of a broad measure of market performance -- the S&P 500(R) Index. It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                                                                       10 YEARS
                                                                               1 YEAR   5 YEARS   (OR LIFE OF CLASS)
CLASS A RETURN BEFORE TAXES(3)                                             %    1.71     (1.28)         6.32(2)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS(3)                             %    1.62     (1.47)         5.63(2)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(3)     %    1.29     (1.17)         5.08(2)
S&P 500(R) Index (reflects no deduction for fees, expenses, or taxes)(4)   %    4.91      0.54          9.07(5)
CLASS B RETURN BEFORE TAXES(6)                                             %   (0.89)    (1.81)         0.26(2)
S&P 500(R) Index (reflects no deduction for fees, expenses, or taxes)(4)   %    4.91      0.54          1.68(7)
CLASS C RETURN BEFORE TAXES(8)                                             %    3.39     (1.17)         2.03(2)
S&P 500(R) Index (reflects no deduction for fees, expenses, or taxes)(4)   %    4.91      0.54          2.87(9)

(1) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(2) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on February 3, 1997, March 1, 1999 and June 30, 1998, respectively.

(3)  Reflects deduction of the maximum Class A sales charge of 3.00%.

(4) The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(5) The index return for Class A shares is for the period beginning February 1, 1997.

(6) Reflects deduction of the deferred sales charge of 5.00% and 2.00% for the 1 year and 5 year returns, respectively.

(7) The index return for Class B shares is for the period beginning March 1, 1999.

(8) Reflects deduction of the deferred sales charge of 1.00% for the 1 year return.

(9) The index return for Class C shares is for the period beginning July 1, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                 ING Index Plus LargeCap Fund 13

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS MIDCAP FUND                         ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund invests at least 80% of its assets in securities of mid-capitalization companies included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P MidCap 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P MidCap 400 Index changes. At June 30, 2006, the smallest company in the S&P MidCap 400 Index had a market capitalization of $350.1 million and the largest company had a market capitalization of $14.8 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P MidCap 400 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.

The Fund may invest in derivative instruments.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MID-SIZED COMPANIES -- stocks of mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

MANAGER -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


14 ING Index Plus MidCap Fund

                                                      ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. These figures do not reflect sales charges and would be lower if they did.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                     [CHART]

1996
1997
1998
1999    15.38
2000    19.59
2001    (1.86)
2002   (12.63)
2003    31.58
2004    16.09
2005    10.67

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best: 4th quarter 1999: 18.76%
Worst: 3rd quarter 2002: (15.49)%

The Fund's Class A shares' year-to-date total return as of June 30, 2006: 3.94%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A, Class B and Class C shares' performance to that of a broad measure of market performance -- the S&P MidCap 400 Index. It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                                                  10 YEARS
                                                           1 YEAR   5 YEARS   (OR LIFE OF CLASS)
CLASS A RETURN BEFORE TAXES(3)                           %   7.35     7.05          11.66(2)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS(3)           %   6.57     6.82          10.07(2)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(3)                               %   5.67     6.06           9.29(2)
S&P MidCap 400 Index (reflects no deduction for
fees, expenses, or taxes)(4)                             %  12.56     8.60          12.12(5)
CLASS B RETURN BEFORE TAXES(6)                           %   4.78     6.57          11.25(2)
S&P MidCap 400 Index (reflects no deduction for
fees, expenses, or taxes)(4)                             %  12.56     8.60          12.50(7)
CLASS C RETURN BEFORE TAXES(8)                           %   9.09     7.14          10.92(2)
S&P MidCap 400 Index (reflects no deduction for fees,
expenses, or taxes)(4)                                   %  12.56     8.60          11.31(9)

(1) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(2) Class A, Class B and Class C shares commenced operations on February 3, 1998, March 1, 1999 and June 30, 1998, respectively.

(3)  Reflects deduction of the maximum Class A sales charge of 3.00%.

(4) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(5) The index return for Class A shares is for the period beginning February 1, 1998.

(6) Reflects deduction of the deferred sales charge of 5.00% and 2.00% for the 1 year and 5 year returns, respectively.

(7) The index return for Class B shares is for the period beginning March 1, 1999.

(8) Reflects deduction of the deferred sales charge of 1.00% for the 1 Year return.

(9) The index return for Class C shares is for the period beginning July 1, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                   ING Index Plus MidCap Fund 15

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS SMALLCAP FUND                       ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund invests at least 80% of its assets in securities of small-capitalization companies included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 Index changes. At June 30, 2006, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $55 million and the largest company had a market capitalization of $3.7 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P SmallCap 600 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.

The Fund may invest in derivative instruments.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small capitalization stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

MANAGER -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


16 ING Index Plus SmallCap Fund

                                                    ING INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. These figures do not reflect sales charges and would be lower if they did.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                     [CHART]

1996
1997
1998
1999     9.94
2000     7.58
2001     2.97
2002   (12.56)
2003     35.5
2004    21.54
2005     6.95

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best: 4th quarter 1999: 18.16%
Worst: 3rd quarter 2002: (17.02)%

The Fund's Class A shares' year-to-date total return as of June 30, 2006: 7.60%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A, Class B and Class C shares' performance to that of a broad measure of market performance -- the S&P SmallCap 600 Index. It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                                                    10 YEARS
                                                             1 YEAR   5 YEARS   (OR LIFE OF CLASS)
CLASS A RETURN BEFORE TAXES(3)                           %    3.74      8.99           7.82(2)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS(3)           %    3.41      8.72           7.64(2)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(3)                               %    2.85      7.73           6.81(2)
S&P SmallCap 600 Index (reflects no deduction for
fees, expenses, or taxes)(4)                             %    7.68     10.76           9.88(5)
CLASS B RETURN BEFORE TAXES(6)                           %    1.14      8.54          10.44(2)
S&P SmallCap 600 Index (reflects no deduction for
fees, expenses, or taxes)(4)                             %    7.68     10.76          13.19(7)
CLASS C RETURN BEFORE TAXES(8)                           %    5.44      9.10           7.23(2)
S&P SmallCap 600 Index (reflects no deduction for
fees, expenses, or taxes)(4)                             %    7.68     10.76           9.30(9)

(1) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(2) Class A, Class B and Class C shares commenced operations on February 3, 1998, March 1, 1999 and June 30, 1998, respectively.

(3)  Reflects deduction of the maximum Class A sales charge of 3.00%.

(4) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.

(5) The index return for Class A shares is for the period beginning February 1, 1998.

(6) Reflects deduction of the deferred sales charge of 5.00% and 2.00% for the 1 year and 5 year returns, respectively.

(7) The index return for Class B shares is for the period beginning March 1, 1999.

(8) Reflects deduction of the deferred sales charge of 1.00% for the 1 year return.

(9) The index return for Class C shares is for the period beginning July 1, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                 ING Index Plus SmallCap Fund 17

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING STRATEGIC ALLOCATION FUNDS                     ING Investment Management Co.
--------------------------------------------------------------------------------

ING STRATEGIC ALLOCATION CONSERVATIVE FUND

ING STRATEGIC ALLOCATION GROWTH FUND

ING STRATEGIC ALLOCATION MODERATE FUND

INVESTMENT OBJECTIVES

ING Strategic Allocation Conservative Fund seeks to provide total return consistent with preservation of capital.

ING Strategic Allocation Growth Fund seeks to provide capital appreciation.

ING Strategic Allocation Moderate Fund seeks to provide total return (I.E., income and capital appreciation, both realized and unrealized).

ALLOCATION OPTIONS

The ING Strategic Allocation Funds are asset allocation funds that have been designed for investors with different investment goals:

- Strategic Allocation Conservative is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.

- Strategic Allocation Growth is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.

- Strategic Allocation Moderate is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.

Investors should consult with their investment professional to determine whether an ING Strategic Allocation Fund is suited to their financial needs, investment time horizon and risk tolerance level.

ALLOCATION STRATEGIES

Under normal market conditions, the Sub-Adviser allocates the assets of each Fund, in varying degrees, among several classes of equities, fixed-income securities and money market instruments. The percentage weights of each Fund's assets allocated to each such asset class are described in the chart below. The asset allocation limits apply at the time of purchase of a particular security.

                                ING
                             STRATEGIC        ING              ING
                            ALLOCATION     STRATEGIC        STRATEGIC
                           CONSERVATIVE   ALLOCATION       ALLOCATION
ASSET CLASS                   FUND(1)     GROWTH FUND   MODERATE FUND(2)

EQUITIES
DOMESTIC STOCKS
Range                          0-70%        10-100%           0-75%
INTERNATIONAL STOCKS
Range                          0-20%          0-30%           0-20%
FIXED-INCOME
Range                         0-100%          0-40%           0-70%
MONEY MARKET INSTRUMENTS
Range                          0-30%          0-30%           0-30%

(1) ING Strategic Allocation Conservative Fund will invest no more than 35% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2) ING Strategic Allocation Moderate Fund will invest no more than 60% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

The Sub-Adviser uses a Composite Index as the benchmark index to which it compares the performance of each ING Strategic Allocation Fund. Each Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index. Each asset class comparative index that is blended into the benchmark Composite Index is described on page 24 of this Prospectus.

                                                       MORGAN STANLEY
                                                           CAPITAL
                                                        INTERNATIONAL
                                                           EUROPE,          LEHMAN
                                             RUSSELL  AUSTRALASIA AND     BROTHERS(R)    91-DAY U.S.
                                             3000(R)     FAR EAST(R)    AGGREGATE BOND    TREASURY
COMPOSITE INDEX                               INDEX         INDEX            INDEX        BILL RATE
STRATEGIC ALLOCATION CONSERVATIVE COMPOSITE    35%            0%              55%            10%
STRATEGIC ALLOCATION GROWTH COMPOSITE          70%           10%              20%             0%
STRATEGIC ALLOCATION MODERATE COMPOSITE        55%            5%              35%             5%


18 ING Strategic Allocation Funds

To remain consistent with each Fund's investment objective and intended level of risk tolerance, the Sub-Adviser has instituted both a benchmark percentage allocation and a Fund-level range allocation for each asset class set out above. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund-level range allows the Sub-Adviser to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.

Each Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on the Sub-Adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. The Sub-Adviser may vary each Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria the Sub-Adviser evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements.

PRINCIPAL INVESTMENT STRATEGIES

Set out below are the strategies employed by the Sub-Adviser in selecting investments for the ING Strategic Allocation Funds' equity, fixed-income, and money market securities asset classes. The segment of a Fund's assets that may be invested in each asset class are subject to the allocation ranges set out in the chart above.

EQUITY SECURITIES -- DOMESTIC STOCKS

LARGE-CAPITALIZATION STOCKS -- Each Fund may invest a segment of its assets in stocks included in the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index"). The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. At June 30, 2006, the smallest company in the S&P 500(R) Index had a market capitalization of $502 million, the largest company had a market capitalization of $371.2 billion and the average capitalization of all companies in the S&P 500(R) Index was $22.9 billion. In selecting large-capitalization stocks for each Fund, the Sub-Adviser attempts to overweight those stocks in the S&P 500(R) Index that it believes will outperform the Index, and underweight (or avoid altogether) those stocks that it believes will underperform the Index.

SMALL-/MID-CAPITALIZATION STOCKS -- The Funds may invest a segment of their assets in small- and mid-capitalization stocks (typically stocks included in the Standard & Poor's MidCap 400 Composite Stock Price Index ("S&P MidCap 400 Index"), the Standard & Poor's SmallCap 600 Composite Stock Price Index ("S&P SmallCap 600 Index"), and the Russell 2500(R) Index. The S&P MidCap 400 Index and the S&P SmallCap 600 Index measure the performance of the 400 mid-capitalization and 600 small-capitalization companies, respectively, traded in the U.S. as selected by Standard & Poor's Corporation. The Russell 2500(R) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index. The market capitalization range of each Index is reset monthly and will change with market/conditions as the range of the companies in each Index changes. At June 30, 2006, the market capitalization of the smallest company in the S&P MidCap 400 Index was $350.1 million and the largest company had a market capitalization of $14.8 billion. At June 30, 2006, the market capitalization of the smallest company in the S&P SmallCap 600 Index was $55 million and the largest company had a market capitalization of $3.7 billion. At June 30, 2006 the market capitalization of the smallest company in the Russell 2500(R) Index was $83 million and the largest company had a market capitalization of $6.3 billion.

To evaluate which large-, mid- and small-capitalization stocks in which to invest, the Sub-Adviser uses various methods, including, but not limited to, internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each portfolio company and its potential for strong, sustained earnings growth.

EQUITY SECURITIES -- INTERNATIONAL STOCKS

The Sub-Adviser may invest a segment of each Fund's assets in international stocks. These securities may include common stocks as well as securities convertible into common stocks.

FIXED-INCOME SECURITIES

The Sub-Adviser will invest the segment of each Fund's assets allocated to fixed-income securities in a diversified portfolio of domestic and foreign fixed-income securities, including, but not limited to corporate, government and mortgage bonds, which, at the time of purchase, are rated at least BBB- by Standard & Poor's or Baa3 by Moody's or have an equivalent rating from another nationally recognized statistical rating organization, or, if unrated, are of comparable quality. Each Fund may also invest in international fixed-income securities and may invest up to 15% of the value of its total assets in high-yield (high risk) debt securities, commonly referred to as "junk bonds", rated below investment grade. The dollar-weighted average maturity of the fixed-income segment of the Fund's portfolio will generally range between three and ten years.

MONEY MARKET INSTRUMENTS; OTHER INVESTMENTS

MONEY MARKET INSTRUMENTS -- Each Fund may invest in high quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective. Such instruments may include high quality fixed-income securities denominated in U.S. dollars, with short remaining maturities, repurchase agreements, U.S. government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality.

OTHER INVESTMENTS -- Each Fund may, consistent with its investment objective and allocation strategy, invest in convertible securities, securities of foreign governments and supranational organizations and municipal bonds, may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Funds may use options and futures contracts involving securities, securities indices and interest rates. Each Fund may also invest in other investment companies, including exchange-traded funds ("ETFs"), HOLDRs and SPDRs to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act").

Each Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                               ING Strategic Allocation Funds 19

RISKS

You could lose money on an investment in the Funds. The Funds may be affected by the following risks, among others:

ALLOCATION -- the success of each Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within these categories. Because each Fund's assets are allocated between equities, fixed-income securities and money market instruments, a Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. In addition, each asset type has risks that are somewhat unique and the performance of each Fund will vary to a greater or lesser extent depending on the size of the allocation.

PRICE VOLATILITY -- the value of each Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Each Fund invests in securities of larger companies, which sometimes have more stable prices than small companies. However, each Fund may also invest in small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

INTEREST RATE -- fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt.

CREDIT -- each Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. Each Fund may be subject to more credit risk than other funds because they may invest in high-yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

HIGH-YIELD, LOWER-GRADE DEBT SECURITIES -- when a Fund invests in debt securities rated below investment grade, its credit risk is greater than that of funds that buy only investment-grade debt securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Debt securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these debt securities may be less liquid, making it difficult for a Fund to sell them quickly at an acceptable price. These risks can reduce a Fund's share price and the income it earns.

REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at a specified date and price. If the seller defaults and the collateral value declines the Fund may incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Funds could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Funds may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Funds.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in a Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in a Fund is available in the "More Information About Risks" section.


20 ING Strategic Allocation Funds

                                      ING STRATEGIC ALLOCATION CONSERVATIVE FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of two broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. These figures do not reflect sales charges and would be lower if they did.

                     YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)(3)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                     [CHART]

1996
1997
1998    6.12
1999    7.16
2000    3.45
2001   (3.02)
2002   (5.36)
2003   12.93
2004    7.58
2005    3.31

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best: 2nd quarter 2003: 6.59%
Worst: 3rd quarter 2002: (6.81)%

The Fund's Class A shares' year-to-date total return as of June 30, 2006: 1.06%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A, Class B and Class C shares' performance to that of two broad measures of market performance -- the Lehman Brothers(R) Aggregate Bond Index ("LBAB Index") and the Strategic Allocation Conservative Composite Index. It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                      AVERAGE ANNUAL TOTAL RETURNS(1)(2)(3)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                                                     10 YEARS
                                                                             1 YEAR   5 YEARS   (OR LIFE OF CLASS)
CLASS A RETURN BEFORE TAXES(4)                                           %   (2.63)     1.66         4.00(3)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS(4)                           %   (3.66)     0.88         2.35(3)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(4)   %   (0.98)     1.02         2.49(3)
LBAB Index (reflects no deduction for fees, expenses, or taxes)(5)       %    2.43      5.87         6.48(6)
Strategic Allocation Conservative Composite Index
(reflects no deduction for fees, expenses, or taxes)(7)                  %    3.83      4.55         6.49(6)
CLASS B RETURN BEFORE TAXES(8)                                           %   (2.35)     1.74         3.23(3)
LBAB Index (reflects no deduction for fees, expenses, or taxes)(5)       %    2.43      5.87         5.99(9)
Strategic Allocation Conservative Composite Index (reflects no
deduction for fees, expenses, or taxes)(7)                               %    3.83      4.55         5.37(9)
CLASS C RETURN BEFORE TAXES(10)                                          %    1.57      2.10         2.49(3)
LBAB Index (reflects no deduction for fees, expenses, or taxes)(5)       %    2.43      5.87         5.93(11)
Strategic Allocation Conservative Composite Index
(reflects no deduction for fees, expenses, or taxes)(7)                  %    3.83      4.55         5.22(11)

(1) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(2) Effective April 28, 2006, the Fund changed its name from ING Strategic Allocation Income Fund to ING Strategic Allocation Conservative Fund. Effective October 1, 2002, the Fund changed its name from ING Legacy Fund to ING Strategic Allocation Income Fund.

(3) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on January 20, 1997, March 1, 1999 and June 30, 1998, respectively.

(4)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(5) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed-rate U.S. government, investment grade, mortgage-backed and corporate debt securities.

(6) The index returns for Class A shares are for the period beginning February 1, 1997.

(7) The Strategic Allocation Conservative Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large-capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large-capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-capitalization stocks, small-/mid-capitalization stocks, and real estate stocks, and the category of international bonds was removed.

(8) Reflects deduction of the deferred sales charge of 5.00% and 2.00% for the 1 year and 5 year returns, respectively.

(9) The index returns for Class B shares are for the period beginning March 1, 1999.

(10) Reflects deduction of the deferred sales charge of 1.00% for the 1 year return.

(11) The index returns for Class C shares are for the period beginning July 1, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                   ING Strategic Allocation Conservative Fund 21

ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of two broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. These figures do not reflect sales charges and would be lower if they did.

                     YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)(3)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                     [CHART]

1996
1997
1998     4.28
1999    14.55
2000    (2.56)
2001   (12.31)
2002   (15.11)
2003    23.33
2004    11.70
2005     5.57

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best: 2nd quarter 2003: 13.33%
Worst: 3rd quarter 2002: (15.35)%

The Fund's Class A shares' year-to-date total return as of June 30, 2006: 2.66%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A, Class B and Class C shares' performance to that of two broad measures of market performance -- the Russell 3000(R) Index and the Strategic Allocation Growth Composite Index. It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                      AVERAGE ANNUAL TOTAL RETURNS(1)(2)(3)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                                                                            10 YEARS
                                                                                    1 YEAR   5 YEARS   (OR LIFE OF CLASS)
CLASS A RETURN BEFORE TAXES(4)                                                  %   (0.50)     0.40          3.75(3)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS(4)                                  %   (0.61)     0.20          2.28(3)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(4)          %   (0.15)     0.25          2.39(3)
Russell 3000(R) Index (reflects no deduction for fees, expenses, or taxes)(5)   %    6.12      1.58          7.31(6)
Strategic Allocation Growth Composite Index (reflects no deduction for
fees, expenses, or taxes)(7)                                                    %    6.22      4.24          7.42(6)
CLASS B RETURN BEFORE TAXES(8)                                                  %   (0.22)    (0.48)         2.53(3)
Russell 3000(R) Index (reflects no deduction for fees, expenses, or taxes)(5)   %    6.12      1.58          2.87(9)
Strategic Allocation Growth Composite Index (reflects no deduction for
fees, expenses, or taxes)(7)                                                    %    6.22      4.24          5.45(9)
CLASS C RETURN BEFORE TAXES(10)                                                 %    3.83      0.85          1.24(3)
Russell 3000(R) Index (reflects no deduction for fees, expenses, or taxes)(5)   %    6.12      1.58          3.61(11)
Strategic Allocation Growth Composite Index (reflects no deduction for
fees, expenses, or taxes)(7)                                                    %    6.22      4.24          5.21(11)

(1) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(2) Effective October 1, 2002, the Fund changed its name from ING Ascent Fund to ING Strategic Allocation Growth Fund.

(3) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on January 20, 1997, March 1, 1999 and June 30, 1998, respectively.

(4)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(5) The Russell 3000(R) Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(6) The index returns for Class A shares are for the period beginning February 1, 1997.

(7) The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large-capitalization stocks, 20% for small-/mid-capitalization stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large-capitalization stocks, 20% in small-/mid-capitalization stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-capitalization stocks, small-/mid-capitalization stocks, and real estate stocks, and the category of international bonds was removed.

(8) Reflects deduction of the deferred sales charge of 5.00% and 2.00% for the 1 year and 5 year returns, respectively.

(9) The index returns for Class B shares are for the period beginning March 1, 1999.

(10) Reflects deduction of the deferred sales charge of 1.00% for the 1 year return.

(11) The index returns for Class C shares are for the period beginning July 1, 1998.


22 ING Strategic Allocation Growth Fund

                                          ING STRATEGIC ALLOCATION MODERATE FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of two broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. These figures do not reflect sales charges and would be lower if they did.

                    YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)(3)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                     [CHART]

1996
1997
1998     3.87
1999    10.14
2000    (1.00)
2001    (7.71)
2002   (10.48)
2003    18.56
2004     9.60
2005     4.22

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best: 2nd quarter 2003: 10.41%
Worst: 3rd quarter 2002: (11.59)%

The Fund's Class A shares' year-to-date total return as of June 30, 2006: 1.78%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A, Class B and Class C shares' performance to that of two broad measures of market performance -- the Russell 3000(R) Index and the Strategic Allocation Moderate Composite Index. It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                      AVERAGE ANNUAL TOTAL RETURNS(1)(2)(3)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                                                            10 YEARS
                                                                                    1 YEAR   5 YEARS   (OR LIFE OF CLASS)
CLASS A RETURN BEFORE TAXES(4)                                                  %   (1.77)     1.07         3.62(3)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS(4)                                  %   (2.05)     0.67         2.30(3)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES(4)          %   (0.95)     0.70         2.35(3)
Russell 3000(R) Index (reflects no deduction for fees, expenses, or taxes)(5)   %    6.12      1.58         7.31(6)
Strategic Allocation Moderate Composite Index (reflects no deduction
for fees, expenses, or taxes)(7)                                                %    5.13      4.65         7.13(6)
CLASS B RETURN BEFORE TAXES(8)                                                  %   (1.58)     1.14         2.59(3)
Russell 3000(R) Index (reflects no deduction for fees, expenses, or taxes)(5)   %    6.12      1.58         2.87(9)
Strategic Allocation Moderate Composite Index (reflects no deduction
for fees, expenses, or taxes)(7)                                                %    5.13      4.65         5.62(9)
CLASS C RETURN BEFORE TAXES(10)                                                 %    2.39      1.53         1.46(3)
Russell 3000(R) Index (reflects no deduction for fees, expenses, or taxes)(5)   %    6.12      1.58         3.61(11)
Strategic Allocation Moderate Composite Index (reflects no deduction
for fees, expenses, or taxes)(7)                                                %    5.13      4.65         5.41(11)

(1) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(2) Effective April 28, 2006, ING Strategic Allocation Balanced Fund changed its name to ING Strategic Allocation Moderate Fund. Effective October 1, 2002, the Fund changed its name from ING Crossroad Fund to ING Strategic Allocation Balanced Fund.

(3) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on January 20, 1997, March 1, 1999 and June 30, 1998, respectively.

(4)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(5) The Russell 3000(R) Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(6) The index returns for Class A shares are for the period beginning February 1, 1997.

(7) The Strategic Allocation Moderate Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large-capitalization stocks, 15% for small-/mid-capitalization stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds, and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large-capitalization stocks, 15% in small-/mid-capitalization stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-capitalization stocks, small-/mid-capitalization stocks, and real estate stocks, and the category of international bonds was removed.

(8) Reflects deduction of the deferred sales charge of 5.00% and 2.00% for the 1 year and 5 year returns, respectively.

(9) The index returns for Class B shares are for the period beginning March 1, 1999.

(10) Reflects deduction of the deferred sales charge of 1.00% for the 1 year return.

(11) The index returns for Class C shares are for the period beginning July 1, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                       ING Strategic Allocation Moderate Fund 23

BENCHMARK INDICES FOR STRATEGIC ALLOCATION FUNDS
--------------------------------------------------------------------------------

ASSET CLASS                      ASSET CLASS COMPARATIVE INDICES
--------------------------------------------------------------------------------
Domestic Stocks                  The Russell 3000(R) Index measures the
                                 performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable
                                 U.S. equity market.

International Stocks             The Morgan Stanley Capital
                                 International Europe, Australasia, and Far
                                 East(R) Index ("MSCI EAFE(R) Index") is a market value-weighted average of the performance of more than 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

U.S. Dollar Bonds                The Lehman Brothers(R) Aggregate Bond Index
                                 ("LBAB Index") is a widely recognized,
                                 unmanaged index of publicly issued fixed rate
                                 U.S. government, investment grade,
                                 mortgage-backed and corporate debt securities.

Cash Equivalents                 Three-month Treasury bills are U.S.
                                 government-backed short-term investments considered to be relatively risk-free, and equivalent to cash because their maturity is only three months.


24 Benchmark Indices

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges you pay directly when you buy or sell shares, and operating expenses paid each year by a Fund. The tables that follow show the fees and the estimated operating expenses for each of the Funds. The estimated expenses are based on the expenses paid by the Funds in the fiscal year ended May 31, 2006. Actual expenses paid by each Fund may vary from year to year.

FEES YOU PAY DIRECTLY

                                                  CLASS A(1)   CLASS B   CLASS C
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A %
   OF OFFERING PRICE)
Domestic Equity Index Funds                         3.00(2)      none      none
All other Funds                                     5.75(2)      none      none
MAXIMUM DEFERRED SALES CHARGE (AS A % OF
   PURCHASE OR SALES PRICE, WHICHEVER IS LESS)
All Funds                                           none(3)   5.00(4)   1.00(5)

(1) The Funds do not impose any front-end sales charge (load) on reinvested dividends or distributions.

(2)  Reduced for purchases of $50,000 and over. Please see page 30.

(3) A contingent deferred sales charge ("CDSC") of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 31.

(4) A CDSC is imposed upon redemptions within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 31.

(5) A CDSC is imposed upon redemptions within 1 year from purchase. Please see page 31.

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS A

                                                         DISTRIBUTION                   TOTAL                            NET
                                                          AND SERVICE                    FUND          WAIVERS,          FUND
                                            MANAGEMENT      (12b-1)        OTHER      OPERATING     REIMBURSEMENTS    OPERATING
FUND                                            FEE          FEES       EXPENSES(2)    EXPENSES   AND RECOUPMENT(3)    EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
ING Balanced                            %      0.75          0.25           0.40         1.40              --            1.40
ING Growth and Income                   %      0.70          0.25           0.32         1.27              --            1.27
ING Growth                              %      0.70          0.25           0.31         1.26              --            1.26
ING Small Company                       %      0.85          0.25           0.30         1.40              --            1.40
ING Index Plus LargeCap                 %      0.45          0.25           0.25         0.95              --            0.95
ING Index Plus MidCap                   %      0.45          0.25           0.28         0.98            0.02            1.00
ING Index Plus SmallCap                 %      0.45          0.25           0.37         1.07           (0.07)           1.00
ING Strategic Allocation Conservative   %      0.80          0.25           0.33         1.38           (0.23)           1.15
ING Strategic Allocation Growth         %      0.80          0.25           0.23         1.28           (0.03)           1.25
ING Strategic Allocation Moderate       %      0.80          0.25           0.24         1.29           (0.09)           1.20

CLASS B

                                                         DISTRIBUTION                   TOTAL                            NET
                                                          AND SERVICE                   FUND           WAIVERS,          FUND
                                            MANAGEMENT      (12b-1)        OTHER      OPERATING     REIMBURSEMENTS    OPERATING
FUND                                            FEE          FEES       EXPENSES(2)   EXPENSES    AND RECOUPMENT(3)    EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
ING Balanced                            %      0.75          1.00           0.40         2.15              --            2.15
ING Growth and Income                   %      0.70          1.00           0.32         2.02              --            2.02
ING Growth                              %      0.70          1.00           0.31         2.01              --            2.01
ING Small Company                       %      0.85          1.00           0.30         2.15              --            2.15
ING Index Plus LargeCap                 %      0.45          1.00           0.25         1.70              --            1.70
ING Index Plus MidCap                   %      0.45          1.00           0.28         1.73            0.02            1.75
ING Index Plus SmallCap                 %      0.45          1.00           0.37         1.82           (0.07)           1.75
ING Strategic Allocation Conservative   %      0.80          1.00           0.33         2.13           (0.23)           1.90
ING Strategic Allocation Growth         %      0.80          1.00           0.23         2.03           (0.03)           2.00
ING Strategic Allocation Moderate       %      0.80          1.00           0.24         2.04           (0.09)           1.95

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                       What You Pay to Invest 25

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS C

                                                         DISTRIBUTION                   TOTAL                            NET
                                                          AND SERVICE                   FUND           WAIVERS,          FUND
                                            MANAGEMENT      (12b-1)        OTHER      OPERATING     REIMBURSEMENTS    OPERATING
FUND                                            FEE          FEES       EXPENSES(2)   EXPENSES    AND RECOUPMENT(3)    EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
ING Balanced                            %      0.75          1.00           0.40         2.15              --            2.15
ING Growth and Income                   %      0.70          1.00           0.32         2.02              --            2.02
ING Growth                              %      0.70          1.00           0.31         2.01              --            2.01
ING Small Company                       %      0.85          1.00           0.30         2.15              --            2.15
ING Index Plus LargeCap                 %      0.45          0.75           0.25         1.45              --            1.45
ING Index Plus MidCap                   %      0.45          0.75           0.28         1.48            0.02            1.50
ING Index Plus SmallCap                 %      0.45          0.75           0.37         1.57           (0.07)           1.50
ING Strategic Allocation Conservative   %      0.80          1.00           0.33         2.13           (0.23)           1.90
ING Strategic Allocation Growth         %      0.80          1.00           0.23         2.03           (0.03)           2.00
ING Strategic Allocation Moderate       %      0.80          1.00           0.24         2.04           (0.09)           1.95

(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Fund, has agreed.

(2) ING Funds Services, LLC receives an annual administration fee equal to 0.08% of each Fund's average daily net assets.

(3) ING Investments, LLC, has entered into a written expense limitation agreement with each Fund (except ING Balanced Fund, ING Growth and Income Fund and ING Growth Fund), under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limit for each Fund is shown as "Net Fund Operating Expenses." The expense limits will continue through at least October 1, 2007. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the Company upon at least 90 days' prior written notice to ING Investments, LLC.


26 What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]

EXAMPLES

The Examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Each Example assumes that you invested $10,000, that you reinvested all your dividends, that the Fund earned an average annual return of 5.00%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS A

FUND                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
ING Balanced                                $709      993      1,297      2,158
ING Growth and Income                       $697      955      1,232      2,021
ING Growth                                  $696      952      1,227      2,010
ING Small Company                           $709      993      1,297      2,158
ING Index Plus LargeCap(1)                  $394      594        810      1,431
ING Index Plus MidCap(1)                    $399      605        827      1,467
ING Index Plus SmallCap(1)                  $399      623        866      1,560
ING Strategic Allocation Conservative(1)    $685      965      1,266      2,118
ING Strategic Allocation Growth(1)          $695      955      1,234      2,029
ING Strategic Allocation Moderate(1)        $690      952      1,234      2,035
--------------------------------------------------------------------------------

CLASS B

                                                  IF YOU SELL YOUR SHARES              IF YOU DON'T SELL YOUR SHARES
                                           -------------------------------------   -------------------------------------
FUND                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------------
ING Balanced                                $718      973      1,354      2,292      218      673      1,154      2,292
ING Growth and Income                       $705      934      1,288      2,155      205      634      1,088      2,155
ING Growth                                  $704      930      1,283      2,144      204      630      1,083      2,144
ING Small Company                           $718      973      1,354      2,292      218      673      1,154      2,292
ING Index Plus LargeCap(1)                  $673      836      1,123      1,810      173      536        923      1,810
ING Index Plus MidCap(1)                    $678      847      1,140      1,844      178      547        940      1,844
ING Index Plus SmallCap(1)                  $678      866      1,179      1,935      178      566        979      1,935
ING Strategic Allocation Conservative(1)    $693      945      1,323      2,253      193      645      1,123      2,253
ING Strategic Allocation Growth(1)          $703      934      1,290      2,163      203      634      1,090      2,163
ING Strategic Allocation Moderate(1)        $698      931      1,290      2,169      198      631      1,090      2,169
------------------------------------------------------------------------------------------------------------------------

(1) The Examples reflect the expense limitation agreements/waivers for the one-year period and the first year of the three-, five-, and ten-year periods.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                       What You Pay to Invest 27

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES

CLASS C

                                                  IF YOU SELL YOUR SHARES              IF YOU DON'T SELL YOUR SHARES
                                           -------------------------------------   -------------------------------------
FUND                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------------
ING Balanced                                $318      673      1,154      2,483      218      673      1,154      2,483
ING Growth and Income                       $305      634      1,088      2,348      205      634      1,088      2,348
ING Growth                                  $304      630      1,083      2,338      204      630      1,083      2,338
ING Small Company                           $318      673      1,154      2,483      218      673      1,154      2,483
ING Index Plus LargeCap(1)                  $248      459        792      1,735      148      459        792      1,735
ING Index Plus MidCap(1)                    $253      470        810      1,770      153      470        810      1,770
ING Index Plus SmallCap(1)                  $253      489        849      1,861      153      489        849      1,861
ING Strategic Allocation Conservative(1)    $293      645      1,123      2,444      193      645      1,123      2,444
ING Strategic Allocation Growth(1)          $303      634      1,090      2,356      203      634      1,090      2,356
ING Strategic Allocation Moderate(1)        $298      631      1,090      2,362      198      631      1,090      2,362
------------------------------------------------------------------------------------------------------------------------

(1) The Examples reflect the expense limitation agreements/waivers for the one-year period and the first year of the three-, five-, and ten-year periods.


28 What You Pay to Invest

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS

You may select from up to three separate classes of shares: Class A, Class B and Class C. Certain Funds also offer Class I, Class O and Class R shares. Class I, Class O and Class R shares are not offered in this Prospectus.

CLASS A

-    Front-end sales charge, as described on page 30.

-    Distribution and service (12b-1) fees of 0.25%.

CLASS B

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 1.00%.

-    A contingent deferred sales charge ("CDSC"), as described on page 31.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

-    No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 0.75% for the Domestic Equity Index Funds and 1.00% for all other Funds.

-    A 1.00% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between classes, you should carefully consider:

-    How long you plan to hold shares of the Fund;

-    The amount of your investment;

- The expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the CDSC; and

-    Whether you qualify for any sales charge discounts.

The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B shares and Class C shares pay correspondingly lower dividends and may have a lower net asset value ("NAV") than Class A shares.

Class B shares and Class C shares are not intended for purchase in excess of $100,000 and $1,000,000, respectively. Purchase orders from an individual investor for Class B shares in excess of $100,000 and Class C shares in excess of $1,000,000 will be declined.

Because the Funds may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and/or your investment professional are responsible for ensuring that your investment in Class B shares does not exceed the maximum of $100,000 and your investment in Class C shares does not exceed $1,000,000. The Funds cannot ensure that they will identify purchase orders that would cause your investment in Class B shares or Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your investment professional should be diligent in determining that you have selected the appropriate share class for you.

You and/or your investment professional also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. Each Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. In addition, more information regarding sales charges and applicable breakpoints may be found on the Funds' website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. Finally, there are classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which class of shares may be right for you with your investment professional and review the prospectus for that share class.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, Class A, Class B and Class C shares of each Fund have adopted a Rule 12b-1 plan, which requires distribution and shareholder service fees to be paid out of the assets of each class. Because these fees are paid on an on-going basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.

HOW WE COMPENSATE INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by ING Funds Distributor, LLC ("Distributor"). The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, "ING") may compensate an intermediary for selling ING mutual funds.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                            Shareholder Guide 29

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Funds' Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by a Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of a Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of a Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.

The Funds' Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-advisers of a Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest, Inc.; A.G. Edwards & Sons; Charles Schwab & Co., Inc.; Citigroup; Directed Services, Inc.; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors, LLC; ING Financial Partners, Inc.; ING Life Insurance and Annuity Company; Legg Mason Wood Walker, Inc.; Linsco/ Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co.; Pershing Sweep; Primevest Financial Services, Inc.; Raymond James Financial Services; RBC Dain Rauscher, Inc.; UBS Financial Services, Inc.; Wachovia Securities, Inc.; and Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

SALES CHARGE CALCULATION

CLASS A(1)(2)

Class A shares of the Domestic Equity Index Funds are sold subject to the following sales charge:

                               DOMESTIC EQUITY INDEX FUNDS
                            ---------------------------------
                              AS A % OF THE     AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE(3)    ASSET VALUE
   Less than $50,000              3.00              3.09
   $50,000 - $99,999              2.50              2.56
   $100,000 - $249,999            2.00              2.04
   $250,000 - $499,999            1.50              1.52
   $500,000 - $999,999            1.00              1.01
   $1,000,000 and over                  See below

Class A shares of all of the other Funds offered in this Prospectus are sold subject to the following sales charge:

                                     ALL OTHER FUNDS
                            ---------------------------------
                              AS A % OF THE     AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE(3)    ASSET VALUE

   Less than $50,000               5.75             6.10
   $50,000 - $99,999               4.50             4.71
   $100,000 - $249,999             3.50             3.63
   $250,000 - $499,999             2.50             2.56
   $500,000 - $999,999             2.00             2.04
   $1,000,000 and over                   See below

----------
(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2) Shareholders that purchased funds prior to February 2, 1998, that were a part of the Aetna family of funds at the time of purchase, are not subject to sales charges for the life of their account.

(3)  The term "offering price" includes the front-end sales charge.


30 Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                    PERIOD DURING WHICH
YOUR INVESTMENT              CDSC       CDSC APPLIES

$1,000,000 - $2,499,999      1.00%        2 years
$2,500,000 - $4,999,999      0.50         1 year
$5,000,000 or greater        0.25         1 year

CLASS B AND CLASS C

Class B and Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                                      CDSC ON SHARES
YEARS AFTER PURCHASE                     BEING SOLD

1st year                                    5.00%
2nd year                                    4.00
3rd year                                    3.00
4th year                                    3.00
5th year                                    2.00
6th year                                    1.00
After 6th year                              none

CLASS C DEFERRED SALES CHARGE

                                      CDSC ON SHARES
YEARS AFTER PURCHASE                     BEING SOLD

1st year                                    1.00%
After 1st year                              none

The CDSC imposed on redemptions is 1.00%, except for the Domestic Equity Index Funds which impose a CDSC of 0.75%.

To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED OR WAIVED FRONT-END SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding ING Aeltus Money Market Fund and ING Classic Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

In addition, certain investors may be eligible for special purchases of Class A shares at NAV. This may be done by:

- REINSTATEMENT PRIVILEGE -- If you sell Class A shares of a Fund (or shares of other funds managed by ING Investments, LLC) and reinvest any of the proceeds in Class A shares of another ING Fund within 90 days. For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative, or see the SAI; or

- PURCHASES BY CERTAIN ACCOUNTS -- Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker dealers and other financial intermediaries.

See the Account Application or the SAI for details, or contact your investment professional or a Shareholder Services Representative for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12.00% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12.00% annually.

- Mandatory distributions from an employer sponsored tax-deferred retirement plan or an Individual Retirement Account ("IRA").

-    Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your investment professional or a Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of a Fund, you may be eligible for a full or prorated credit of CDSCs paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your investment professional or a Shareholder Services Representative, or see the SAI for more information.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                            Shareholder Guide 31

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

The minimum initial investment amounts for the Funds are as follows:

-    Non-retirement accounts: $1,000

-    Retirement accounts: $250

- Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month.

- Certain omnibus accounts (accounts of investors who purchase fund shares through certain financial intermediaries where the share holdings are held in the name of the financial intermediary): $250

There are no investment minimums for any subsequent investments.

Make your investment using the methods outlined in the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) generally will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds, the Distributor, or a third-party selling you the Funds must obtain the following information for each person that opens an account:

-    Name;

-    Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

      METHOD              INITIAL INVESTMENT            ADDITIONAL INVESTMENT

BY CONTACTING YOUR   An investment professional     Visit or consult an
INVESTMENT           with an authorized firm can    investment professional.
PROFESSIONAL         help you establish and
                     maintain your account.

BY MAIL              Visit or consult an            Fill out the Account
                     investment professional.       Additions form included on
                     Make your check payable to     the bottom of your account
                     the ING Funds and mail it,     statement along with your
                     along with a completed         check payable to the ING
                     Account Application. Please    Funds and mail them to the
                     indicate your investment       address on the account
                     professional on the New        statement. Remember to write
                     Account Application.           your account number on the
                                                    check.

BY WIRE              Call the ING Operations        Wire the funds in the same
                     Department at (800) 992-0180   manner described under
                     and select Option 4 to         Initial Investment.
                     obtain an account number and
                     indicate your investment
                     professional on the account.

                     Instruct your bank to wire
                     funds to the Fund in the
                     care of:

                     State Street Bank and Trust
                     Company ABA #101003621
                     Kansas City, MO credit to:
                     _____________

                     (the Fund) A/C #751-8315;
                     for further credit to:
                     Shareholder A/C #
                     ________________

                     (A/C # you received over the
                     telephone)
                     Shareholder Name:
                     ____________________________
                     (Your Name Here)

                     After wiring funds you must
                     complete the Account
                     Application and send it to:

                     ING Funds P.O. Box 219368
                     Kansas City, MO 64121-9368


32 Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

FREQUENT TRADING -- MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Funds' Board of Directors ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders may make exchanges among their accounts with ING Funds 4 times each year. All exchanges occuring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for these purposes. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January 1 of each year, the restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Funds reserve the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Funds also reserve the right to modify the frequent trading-market timing policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, recordkeepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Funds must rely on the financial intermediary to monitor frequent, short-term trading within the Funds by the financial intermediary's customers. The Funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' administrator, ING Funds Services, LLC.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                            Shareholder Guide 33

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for corporations and self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. ("SSB") acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

You may redeem shares by using the methods outlined in the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

-    Your account must have a current value of at least $10,000.

-    Minimum withdrawal amount is $100.

-    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

         METHOD                                 PROCEDURES

BY CONTACTING YOUR        You may redeem shares by contacting your investment
INVESTMENT PROFESSIONAL   professional. Investment professionals may charge for
                          their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

BY MAIL Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368

                          If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

BY TELEPHONE --           You may redeem shares by telephone on all accounts
EXPEDITED REDEMPTION      other than retirement accounts, unless you check the
                          box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services
                          Representative at (800) 992-0180.

                          RECEIVING PROCEEDS BY CHECK:

                          You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with the ING Funds for at least 30 days.

                          RECEIVING PROCEEDS BY WIRE:

                          You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.


34 Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The NAV per share for each class of each Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

When market quotations are not available or are deemed unreliable, a Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Funds' Board). The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

-    Securities of an issuer that has entered into a restructuring;

-    Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there are no current market value quotations; and

-    Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determines their NAV per share.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Corporate Leaders Trust Fund, without paying any additional sales charge. However, for Class A shares of ING Aeltus Money Market Fund and ING Classic Money Market Fund, for which no sales charge was paid, you must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                            Shareholder Guide 35

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SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the ING Senior Income Fund will normally make monthly repurchase offers for not less than 5.00% of its outstanding common shares. If more than 5.00% of ING Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling
(800) 992-0180 or by going to www.ingfunds.com.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling
(800) 992-0180 or by going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

CDSC ON EXCHANGE TO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from the Funds described in this Prospectus into ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that Fund, the Fund's CDSC will apply. After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the ING Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except for ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' prior written notice to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund minimum. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy promise that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies thirty days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., each Fund will post the quarter ending June 30 holdings on August 1). Each Fund's portfolio holdings schedule will, at a minimum, remain available on the Fund's website until a Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.


36 Shareholder Guide

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ADVISER AND SUB-ADVISER                                  MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of June 30, 2006, ING Investments managed approximately $44.9 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

FUND                                                              MANAGEMENT FEE

ING Balanced                                                           0.77%
ING Growth and Income                                                  0.70
ING Growth                                                             0.70
ING Small Company                                                      0.85
ING Index Plus LargeCap                                                0.45
ING Index Plus MidCap                                                  0.45
ING Index Plus SmallCap                                                0.45
ING Strategic Allocation Conservative                                  0.80
ING Strategic Allocation Growth                                        0.80
ING Strategic Allocation Moderate                                      0.80

For information regarding the basis for the Board's approval of the investment advisory and investment sub-advisory relationships, please refer to the Funds' annual shareholder report dated May 31, 2006.

SUB-ADVISER

ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. The sub-adviser has, at least in part, been selected on the basis of its successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or a Fund's Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

ING Investments acts as a "manager-of-managers" for ING Growth and Income Fund. ING Investments delegates to the sub-adviser of ING Growth and Income Fund the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of ING Growth and Income Fund. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-advisers to ING Growth and Income Fund's Board. ING Growth and Income Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of ING Growth and Income Fund's Board, to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of ING Growth and Income Fund's shareholders. ING Growth and Income Fund will notify shareholders of any change in the identity of a sub-adviser of ING Growth and Income Fund. In this event, the name of ING Growth and Income Fund and its principal investment strategies may also change.

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co., ("ING IM" or "Sub-Adviser"), a Connecticut corporation, serves as the Sub-Adviser to each Fund. ING IM is responsible for managing the assets of each Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Funds' Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep, and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of June 30, 2006, ING IM managed approximately $61 billion in assets.

The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

Prior to March 31, 2002, ING IM served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.

ING BALANCED FUND

The following individuals share responsibility for the day-to-day management of ING Balanced Fund:

The equity portion of the Fund has been managed by Omar Aguilar, Ph.D. since December 2005. Dr. Aguilar has been with ING IM since July 2004 and is Head of Quantitative Equity Research. He previously served as head of Lehman Brothers'

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                      Management of the Funds 37

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MANAGEMENT OF THE FUNDS                                  ADVISER AND SUB-ADVISER
--------------------------------------------------------------------------------

quantitative research for their alternative investment management business since 2002. Prior to that, Dr. Aguilar was director of quantitative research and a portfolio manager with Merrill Lynch Investment Management since 1999.

Mary Ann Fernandez, Portfolio Manager, has managed the overall asset allocation of the Fund since 2005. Ms. Fernandez joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and ING GET Funds. Ms. Fernandez is also involved in the management and marketing of certain equity strategies managed by ING IM.

James B. Kauffmann, Portfolio Manager, has managed the fixed-income portion of the Fund since 2002. Mr. Kauffmann is the Head of Fixed Income for ING Investment Management and is responsible for overseeing $60 billion of institutional and mutual fund assets. Mr. Kauffmann has been in ING IM's fixed-income group as a portfolio manager since he joined ING IM in 1996 and has over 19 years of investment experience. Prior to joining ING IM he was a senior fixed-income portfolio manager with Alfa Investments Inc., worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

ING GROWTH AND INCOME FUND

The following individuals share responsibility for the day-to-day management of ING Growth and Income Fund:

Christopher F. Corapi, Portfolio Manager and Director of Fundamental Equity Research, ING IM, has co-managed the Fund since 2006. Mr. Corapi joined ING IM in February 2004 and has over 21 years of investment experience. Prior to joining ING IM, Mr. Corapi served as Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

Scott Lewis, Portfolio Manager, has co-managed the Fund since 2006. Mr. Lewis joined ING IM in May 2004 and has over 23 years of investment experience. Mr. Lewis joined ING IM from Credit Suisse Asset Management ("CSAM"), where he worked for 18 years both with CSAM and its predecessor Warburg Pincus. Most recently, he served as managing director and portfolio manager, having previously been head of U.S. equity research.

ING GROWTH FUND

The following individuals share responsibility for the day-to-day management of ING Growth Fund:

Kenneth Bragdon, Portfolio Manager, managed the Fund since May 1998. Since 2004, Mr. Bragdon has co-managed the Fund with Mr. Welsh. Mr. Bragdon has over 30 years of investment experience, including more than 20 years with ING IM.

Richard Welsh, Portfolio Manager, has co-managed the Fund since 2004. Mr. Welsh joined ING in 2004 and has 16 years of investment management experience. Mr. Welsh joined ING IM from Columbus Circle Investors where he was senior investment analyst of their large-capitalization core and large-capitalization growth disciplines. Prior to that, Mr. Welsh was a portfolio manager with Evergreen Funds and American Century Investments.

ING SMALL COMPANY FUND

The following individuals share responsibility for the day-to-day management of ING Small Company Fund:

Joseph Basset, CFA, Portfolio Manager, has co-managed the Fund since May 2006. He joined ING IM in June 2005. He has 10 years of investment management experience and 8 years teaching economics and finance at the university level. Prior to joining ING IM, Mr. Basset had been employed by Banc One since 1998 where he covered semiconductor, information technology and communications equipment companies and co-managed the One Group Technology Fund.

Steve Salopek, Portfolio Manager, managed the Fund from July 2005 to May 2006. Since May 2006, Mr. Salopek has co-managed the Fund with Mr. Basset. Prior to joining ING IM in June 2005, Mr. Salopek served as a portfolio manager with Banc One Investment Advisers from 1999-2004, where he directed $700 million in small-capitalization growth assets.

ING INDEX PLUS FUNDS

ING INDEX PLUS LARGECAP, ING INDEX PLUS MIDCAP AND ING INDEX PLUS SMALLCAP FUNDS

The following individuals share responsibility for the day-to-day management of the ING Index Plus Funds:

Omar Aguilar, Ph.D. has co-managed the ING Index Plus Funds since December 2005. Dr. Aguilar has been with ING IM since July 2004 and is Head of Quantitative Equity Research. He previously served as head of Lehman Brothers' quantitative research for their alternative investment management business since 2002. Prior to that, Dr. Aguilar was director of quantitative research and a portfolio manager with Merrill Lynch Investment Management since 1999.

Vincent Costa, Portfolio Manager, has co-managed the ING Index Plus Funds since May 2006. He joined ING IM in April 2006 as Senior Quantitative Portfolio Manager from Merrill Lynch Investment Managers where he had been employed since 1999, most recently as Managing Director and Chief Investment Officer for that firm's Quantitative Investment strategies. He has 20 years of investment experience.

Douglas Cote, Portfolio Manager, has co-managed the ING Index Plus Funds since March 2001. Mr. Cote has been serving as a quantitative equity analyst with ING IM since 1994.

ING STRATEGIC ALLOCATION FUNDS

ING STRATEGIC ALLOCATION CONSERVATIVE, ING STRATEGIC ALLOCATION GROWTH AND ING STRATEGIC ALLOCATION MODERATE FUNDS

The following individuals share responsibility for the day-to-day management of the ING Strategic Allocation Funds:

Mary Ann Fernandez, Portfolio Manager, managed the Strategic Allocation Funds since 2002. Since May 2006, Ms. Fernandez has co-managed the Funds with Mr. Gendreau. Ms. Fernandez joined ING IM in 1996 as Vice President of


38 Management of the Funds

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ADVISER AND SUB-ADVISER                                  MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and ING GET Funds. Ms. Fernandez is also involved in the management and marketing of certain equity strategies managed by ING IM.

Brian Gendreau, Ph.D., Portfolio Manager, has co-managed the Strategic Allocation Funds since May 2006. Dr. Gendreau joined ING IM as an Investment Strategist in September 2004 from Heckman Global Advisors, where he managed their Emerging Market Equity Allocation products since October 2002. Prior to that, Dr. Gendreau was a Director and Market Strategist within Salomon Smith Barney's Institutional Investor-ranked Asset Allocation team, where he had been employed since 1997. Earlier he worked at JPMorgan as Vice President in the Economic Research Department. He also served as an Economist for the Federal Reserve Bank of Philadelphia and the Board of Governors of the Federal Reserve System.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                      Management of the Funds 39

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below may invest in these securities or use these techniques as part of a Fund's principal investment strategies. However, the Adviser or Sub-Adviser of any Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategies.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

CONVERTIBLE AND DEBT SECURITIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND AND ING SMALL COMPANY
FUND). The price of a convertible and debt security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible and debt securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible and debt securities are often lower rated securities. A Fund may be required to redeem or convert a convertible and debt security before the holder would otherwise choose.

DERIVATIVES (ALL FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Not all of the Funds invest in these types of derivatives, so please check the description of each Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

FOREIGN SECURITIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, AND ING INDEX PLUS SMALLCAP FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a Fund.

HIGH-YIELD, LOWER-GRADE DEBT SECURITIES (ING BALANCED FUND, ING STRATEGIC ALLOCATION CONSERVATIVE FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION MODERATE FUND). Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield


40 More Information About Risks

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                                                    MORE INFORMATION ABOUT RISKS
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debt securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield debt securities.

MORTGAGE-RELATED SECURITIES (ING BALANCED FUND, ING STRATEGIC ALLOCATION CONSERVATIVE FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION MODERATE FUND). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations, and thus, are subject to risk of default.

OTHER INVESTMENT COMPANIES (ING STRATEGIC ALLOCATION CONSERVATIVE FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION MODERATE FUND). Each Fund may invest in other investment companies to the extent permitted by the 1940 Act and the rules thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stock ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

REPURCHASE AGREEMENTS (ING STRATEGIC CONSERVATIVE FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC MODERATE FUND). Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed-upon date and price. If the seller defaults and the collateral value declines, a Fund might incur a loss. If the seller declares bankruptcy, a Fund may not be able to sell the collateral at the desired time.

SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND). Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS (ING BALANCED FUND, ING STRATEGIC ALLOCATION CONSERVATIVE FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION MODERATE FUND). Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 331/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

PORTFOLIO TURNOVER (ALL FUNDS EXCEPT ING GROWTH AND INCOME FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND AND ING SMALL COMPANY FUND). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                 More Information About Risks 41

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

shareholders, which may have an adverse effect on the performance of the Fund.

OTHER RISKS

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity. When interest rates decline, the value of a Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INDEX STRATEGY. A Fund may use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between a Fund and index performance may be affected by the Fund's expenses, and the timing of purchases and redemptions of a Fund's shares.

INTERESTS IN LOANS. A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

MANAGEMENT. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities,


42 More Information About Risks

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                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

which could vary from the amount the Fund could realize upon disposition. Restricted securities, I.E., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

All Funds (other than ING Balanced Fund and ING Strategic Allocation Funds) will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and this Prospectus. Shorting "against the box" means the Fund already owns an equal amount of such securities as those securities sold short.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                 More Information About Risks 43

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Funds generally distribute most or all of their net earnings in the form of dividends and capital gain distributions. Each Fund pays dividends, if any, as follows:

ANNUALLY(1)                                  SEMI-ANNUALLY(2)
-----------                                  ----------------
ING Growth Fund                              ING Balanced Fund
ING Small Company Fund                       ING Growth and Income Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

(1)  Distributions are normally expected to consist primarily of capital gains.

(2)  Dividends are normally expected to consist of ordinary income.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, Class B or Class C shares of a Fund invested in another ING Fund that offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end ING Fund.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest income are not eligible for the reductions in rates described below.

Current tax law provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. Although these rate reductions do not apply to corporate taxpayers, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by a Fund. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as a "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the day shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will


44 Dividends, Distributions and Taxes

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Please see the SAI for further information regarding tax matters.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                           Dividends, Distributions and Taxes 45

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's Class A, Class B and Class C shares' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent registered public accounting firm, along with the Funds' financial statements, is included in the Funds' annual shareholder report, which is incorporated by reference into the SAI and is available upon request.


46 Financial Highlights

ING BALANCED FUND                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                         CLASS A
                                                                ---------------------------------------------------------
                                                                                                     SEVEN
                                                                                                     MONTHS      YEAR
                                                                       YEAR ENDED MAY 31,            ENDED       ENDED
                                                                ---------------------------------   MAY 31,   OCTOBER 31,
                                                                 2006     2005     2004     2003    2002(1)       2001
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $    12.35    11.66    10.84    11.07     11.02      14.08
   Income (loss) from investment operations:
   Net investment income                                    $     0.18     0.18     0.13     0.11      0.08       0.21
   Net realized and unrealized gain (loss) on investments   $     0.30     0.81     0.88    (0.24)     0.12      (1.83)
   Total from investment operations                         $     0.48     0.99     1.01    (0.13)     0.20      (1.62)
   Less distributions from:
   Net investment income                                    $     0.17     0.18     0.19     0.10      0.15       0.23
   Net realized gains on investments                        $     0.83     0.12       --       --        --       1.21
   Total distributions                                      $     1.00     0.30     0.19     0.10      0.15       1.44
   Net asset value, end of period                           $    11.83    12.35    11.66    10.84     11.07      11.02
   TOTAL RETURN(2)                                          %     3.96     8.60     9.38    (1.15)     1.82     (12.36)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $   89,596   67,177   70,237   59,826    45,221     33,860
   Ratios to average net assets:
   Expenses(3)                                              %     1.40     1.33     1.32     1.42      1.39       1.35
   Net investment income(3)                                 %     1.43     1.48     1.11     1.11      1.31       1.81
   Portfolio turnover rate                                  %      309      289      302      379       118        180


                                                                                         CLASS B
                                                                ---------------------------------------------------------
                                                                                                     SEVEN
                                                                                                     MONTHS      YEAR
                                                                       YEAR ENDED MAY 31,            ENDED       ENDED
                                                                ---------------------------------   MAY 31,   OCTOBER 31,
                                                                 2006     2005     2004     2003    2002(1)       2001
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $    12.21    11.51    10.75    11.02    10.97       14.02
   Income (loss) from investment operations:
   Net investment income                                    $     0.07     0.09*    0.04     0.03     0.04        0.12
   Net realized and unrealized gain (loss)
   on investments                                           $     0.31     0.80     0.87    (0.23)    0.12       (1.83)
   Total from investment operations                         $     0.38     0.89     0.91    (0.20)    0.16       (1.71)
   Less distributions from:
   Net investment income                                    $     0.08     0.07     0.15     0.07     0.11        0.13
   Net realized gains on investments                        $     0.83     0.12       --       --       --        1.21
   Total distributions                                      $     0.91     0.19     0.15     0.07     0.11        1.34
   Net asset value, end of period                           $    11.68    12.21    11.51    10.75    11.02       10.97
   TOTAL RETURN(2)                                          %     3.19     7.79     8.51    (1.84)    1.45      (13.10)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $   34,224   20,900   13,899    3,099    1,670       1,312
   Ratios to average net assets:
   Expenses(3)                                              %     2.15     2.08     2.07     2.17     2.14        2.10
   Net investment income(3)                                 %     0.69     0.72     0.35     0.40     0.56        1.06
   Portfolio turnover rate                                  %      309      289      302      379      118         180
-------------------------------------------------------------------------------------------------------------------------

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                            ING Balanced Fund 47

ING BALANCED FUND (CONTINUED)                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         CLASS C
                                                                ---------------------------------------------------------
                                                                                                     SEVEN
                                                                                                     MONTHS      YEAR
                                                                       YEAR ENDED MAY 31,            ENDED       ENDED
                                                                ---------------------------------   MAY 31,   OCTOBER 31,
                                                                 2006     2005     2004     2003    2002(1)       2001
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $    12.22    11.50    10.71    10.99    10.94       13.96
   Income (loss) from investment operations:
   Net investment income                                    $     0.09*    0.08     0.04     0.03     0.03        0.13
   Net realized and unrealized gain (loss) on investments   $     0.29     0.81     0.87    (0.24)    0.13       (1.83)
   Total from investment operations                         $     0.38     0.89     0.91    (0.21)    0.16       (1.70)
   Less distributions from:
   Net investment income                                    $     0.08     0.05     0.12     0.07     0.11        0.11
   Net realized gains on investments                        $     0.83     0.12       --       --       --        1.21
   Total distributions                                      $     0.91     0.17     0.12     0.07     0.11        1.32
   Net asset value, end of period                           $    11.69    12.22    11.50    10.71    10.99       10.94
   TOTAL RETURN(2)                                          %     3.14     7.75     8.59    (1.94)    1.47      (13.09)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $   13,678    4,730    4,270    2,877    2,050       1,829
   Ratios to average net assets:
   Expenses(3)                                              %     2.15     2.08     2.07     2.17     2.14        2.10
   Net investment income(3)                                 %     0.72     0.73     0.36     0.35     0.56        1.06
   Portfolio turnover rate                                  %      309      289      302      379      118         180
-------------------------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

* Per share data calculated using weighted average number of shares outstanding throughout the period.


48 ING Balanced Fund

ING GROWTH AND INCOME FUND                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                CLASS A
                                                      ----------------------------------------------------------
                                                                                            SEVEN
                                                                                            MONTHS      YEAR
                                                              YEAR ENDED MAY 31,            ENDED       ENDED
                                                      ----------------------------------   MAY 31,   OCTOBER 31,
                                                       2006      2005     2004     2003    2002(1)      2001
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period           $    10.15      9.38     8.12     9.45      9.49      14.18
   Income (loss) from investment operations:
   Net investment income                          $     0.19**    0.17     0.06     0.04      0.01       0.02
   Net realized and unrealized gain (loss)
   on investments                                 $     0.89      0.80     1.22    (1.32)    (0.04)     (3.96)
   Total from investment operations               $     1.08      0.97     1.28    (1.28)    (0.03)     (3.94)
   Less distributions from:
   Net investment income                          $     0.18      0.20     0.02     0.05      0.01       0.01
   Net realized gains on investments              $       --        --       --       --      0.74
   Total distributions                            $     0.18      0.20     0.02     0.05      0.01       0.75
   Net asset value, end of period                 $    11.05     10.15     9.38     8.12      9.45       9.49
   TOTAL RETURN(2)                                %    10.76     10.47    15.77   (13.58)    (0.28)    (29.07)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000s)               $   50,656    55,672   58,263   52,182    62,062     63,821
   Ratios to average net assets:
   Net expenses after brokerage
   commission recapture(3)                        %     1.27      1.23     1.15     1.18      1.16       1.11
   Gross expenses prior to brokerage
   commission recapture(3)                        %     1.27      1.24     1.15     1.18      1.16       1.11
   Net investment income after brokerage
   commission recapture(3)                        %     1.84      1.64     0.71     0.47      0.10       0.13
   Portfolio turnover rate                        %       23        31      213      225       132        194


                                                                              CLASS B
                                                      -------------------------------------------------------
                                                                                         SEVEN
                                                                                        MONTHS       YEAR
                                                             YEAR ENDED MAY 31,          ENDED       ENDED
                                                      -------------------------------   MAY 31,   OCTOBER 31,
                                                       2006    2005     2004    2003    2002(1)       2001
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period           $   10.00     9.24    8.03     9.37     9.44       14.11
   Income (loss) from investment operations:
   Net investment income (loss)                   $    0.11     0.07    0.01    (0.02)   (0.05)      (0.07)
   Net realized and unrealized gain (loss)
   on investments                                 $    0.87     0.81    1.20    (1.32)   (0.02)      (3.95)
   Total from investment operations               $    0.98     0.88    1.21    (1.34)   (0.07)      (4.02)
   Less distributions from:
   Net investment income                          $    0.11     0.12      --     0.00*      --          --
   Net realized gains on investments                          $   --      --       --       --        0.65
   Total distributions                            $    0.11     0.12      --     0.00*      --        0.65
   Net asset value, end of period                 $   10.87    10.00    9.24     8.03     9.37        9.44
   TOTAL RETURN(2)                                %    9.89     9.62   15.07   (14.26)   (0.74)     (29.59)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000s)               $   8,700    7,796   4,192    1,027      611         683
   Ratios to average net assets:
   Net expenses after brokerage
   commission recapture(3)                        %    2.02     1.98    1.90     1.93     1.91        1.86
   Gross expenses prior to brokerage
   commission recapture(3)                        %    2.02     1.99    1.90     1.93     1.91        1.86
   Net investment income (loss) after brokerage
   commission recapture(3)                        %    1.07     0.87    0.20    (0.28)   (0.65)      (0.62)
   Portfolio turnover rate                        %      23       31     213      225      132         194
-------------------------------------------------------------------------------------------------------------

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                   ING Growth and Income Fund 49

ING GROWTH AND INCOME FUND (CONTINUED)                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              CLASS C
                                                      ------------------------------------------------------
                                                                                        SEVEN
                                                                                        MONTHS      YEAR
                                                            YEAR ENDED MAY 31,          ENDED       ENDED
                                                      ------------------------------   MAY 31,   OCTOBER 31,
                                                       2006    2005    2004    2003    2002(1)      2001
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period           $    9.96    9.20    8.00     9.33     9.40       14.04
   Income (loss) from investment operations:
   Net investment income (loss)                   $    0.12    0.07   (0.00)*  (0.02)   (0.01)      (0.09)
   Net realized and unrealized gain (loss)
   on investments                                 $    0.86    0.80    1.20    (1.31)   (0.06)      (3.91)
   Total from investment operations               $    0.98    0.87    1.20    (1.33)   (0.07)      (4.00)
   Less distributions from:
   Net investment income                          $    0.10    0.11      --     0.00*      --          --
   Net realized gains on investments              $      --      --      --       --       --        0.64
   Total distributions                            $    0.10    0.11      --     0.00*      --        0.64
   Net asset value, end of period                 $   10.84    9.96    9.20     8.00     9.33        9.40
   TOTAL RETURN(2)                                %    9.93    9.55   15.00   (14.22)   (0.74)     (29.59)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000s)               $   1,925   2,035   1,283      968    1,327         946
   Ratios to average net assets:
   Net expenses after brokerage
   commission recapture(3)                        %    2.02    1.98    1.90     1.93     1.91        1.86
   Gross expenses prior to brokerage
   commission recapture(3)                        %    2.02    1.99    1.90     1.93     1.91        1.86
   Net investment income (loss) after brokerage
   commission recapture(3)                        %    1.07    0.89   (0.02)   (0.28)   (0.70)      (0.62)
   Portfolio turnover rate                        %      23      31     213      225      132         194
------------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

*    Amount is less than $0.01 per share.

** Per share data calculated using average number of shares outstanding throughout the period.


50 ING Growth and Income Fund

ING GROWTH FUND                                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                               CLASS A
                                                                  -------------------------------------------------------------
                                                                                                     SEVEN MONTHS      YEAR
                                                                       YEAR ENDED MAY 31,                ENDED         ENDED
                                                                  --------------------------------      MAY 31,     OCTOBER 31,
                                                                  2006     2005    2004     2003        2002(1)         2001
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                      $    12.05    11.36     9.97    11.21       11.66         22.50
   Income (loss) from investment operations:
   Net investment income (loss)                              $    (0.08)    0.02    (0.04)   (0.04)      (0.05)        (0.07)
   Net realized and unrealized gain (loss) on investments    $     0.92     0.67     1.43    (1.20)      (0.40)        (8.21)
   Total from investment operations                          $     0.84     0.69     1.39    (1.24)      (0.45)        (8.28)
   Less distributions from:
   Net investment income                                     $     0.03       --       --       --          --          2.56
   Total distributions                                       $     0.03       --       --       --          --          2.56
   Net asset value, end of period                            $    12.86    12.05    11.36     9.97       11.21         11.66
   TOTAL RETURN(2)                                           %     6.94     6.07    13.94   (11.06)      (3.86)       (40.71)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000s)                          $   45,206   54,825   64,570   66,514      82,011        85,409
   Ratios to average net assets:
   Expenses(3)                                               %     1.26     1.21     1.18     1.24        1.21          1.16
   Net investment income (loss)(3)                           %    (0.56)    0.19    (0.35)   (0.38)      (0.67)        (0.53)
   Portfolio turnover rate                                   %      147      140      147      197         143           199


                                                                                            CLASS B
                                                                 -----------------------------------------------------------
                                                                                                  SEVEN MONTHS      YEAR
                                                                       YEAR ENDED MAY 31,             ENDED         ENDED
                                                                 ------------------------------      MAY 31,     OCTOBER 31,
                                                                  2006    2005    2004    2003       2002(1)        2001
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                      $   11.86   11.26    9.95    11.28       11.79         22.71
   Income (loss) from investment operations:
   Net investment loss                                       $   (0.16)  (0.07)  (0.10)   (0.08)      (0.10)        (0.20)
   Net realized and unrealized gain (loss)
   on investments                                            $    0.88    0.67    1.41    (1.25)      (0.41)        (8.29)
   Total from investment operations                          $    0.72    0.60    1.31    (1.33)      (0.51)        (8.49)
   Less distributions from:
   Net investment income                                     $      --      --      --       --          --          2.43
   Total distributions                                       $      --      --      --       --          --          2.43
   Net asset value, end of period                            $   12.58   11.86   11.26     9.95       11.28         11.79
   TOTAL RETURN(2)                                           %    6.07    5.33   13.17   (11.79)      (4.32)       (41.11)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000s)                          $   7,686   6,720   7,054    3,965       2,988         3,213
   Ratios to average net assets:
   Expenses(3)                                               %    2.01    1.96    1.93     1.99        1.96          1.91
   Net investment loss(3)                                    %   (1.31)  (0.57)  (1.08)   (1.13)      (1.42)        (1.28)
   Portfolio turnover rate                                   %     147     140     147      197         143           199
----------------------------------------------------------------------------------------------------------------------------

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                              ING Growth Fund 51

ING GROWTH FUND (CONTINUED)                                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       CLASS C
                                                                 -----------------------------------------------------------
                                                                                                  SEVEN MONTHS      YEAR
                                                                       YEAR ENDED MAY 31,             ENDED         ENDED
                                                                 ------------------------------      MAY 31,     OCTOBER 31,
                                                                 2006     2005    2004    2003       2002(1)         2001
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                      $   11.74   11.15    9.85    11.18      11.68         22.55
   Income (loss) from investment operations:
   Net investment loss                                       $   (0.17)  (0.07)  (0.12)   (0.10)     (0.11)        (0.20)
   Net realized and unrealized gain (loss)
   on investments                                            $    0.89    0.66    1.42    (1.23)     (0.39)        (8.23)
   Total from investment operations                          $    0.72    0.59    1.30    (1.33)     (0.50)        (8.43)
   Less distributions from:
   Net investment income                                     $      --      --      --       --         --          2.44
   Total distributions                                       $      --      --      --       --         --          2.44
   Net asset value, end of period                            $   12.46   11.74   11.15     9.85      11.18         11.68
   TOTAL RETURN(2)                                           %    6.13    5.29   13.20   (11.90)     (4.28)       (41.14)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000s)                          $   2,294   2,131   2,444    1,662      1,893         2,268
   Ratios to average net assets:
   Expenses(3)                                               %    2.01    1.96    1.93     1.99       1.96          1.91
   Net investment loss(3)                                    %   (1.31)  (0.55)  (1.08)   (1.13)     (1.42)        (1.28)
   Portfolio turnover rate                                   %     147     140     147      197        143           199
----------------------------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.


52 ING Growth Fund

ING SMALL COMPANY FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                 CLASS A
                                                    ----------------------------------------------------------------
                                                             YEAR ENDED MAY 31,           SEVEN MONTHS    YEAR ENDED
                                                    ----------------------------------   ENDED MAY 31,   OCTOBER 31,
                                                     2006     2005      2004     2003        2002(1)         2001
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period         $    16.46    15.13     12.06    13.70        12.74         14.80
   Income (loss) from investment operations:
   Net investment income (loss)                 $    (0.06)   (0.01)     0.00*   (0.01)       (0.03)         0.03
   Net realized and unrealized gain (loss)
   on investments                               $     3.78     1.34      3.07    (1.63)        1.00         (1.30)
   Total from investment operations             $     3.72     1.33      3.07    (1.64)        0.97         (1.27)
   Less distributions from:
   Net investment income                        $       --       --        --       --         0.01          0.05
   Net realized gains on investments            $     1.86       --        --       --           --          0.74
   Total distributions                          $     1.86       --        --       --         0.01          0.79
   Net asset value, end of period               $    18.32    16.46     15.13    12.06        13.70         12.74
   TOTAL RETURN(2)                              %    23.51     8.79     25.46   (11.97)        7.64         (8.66)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)            $   88,642   92,363   123,834   92,176      101,892        69,074
   Ratios to average net assets:
   Expenses(3)(4)                               %     1.40     1.36      1.28     1.38         1.32          1.34
   Net investment income (loss) after expense
   reimbursement(3)(4)                          %    (0.34)   (0.07)    (0.03)   (0.08)       (0.37)         0.25
   Portfolio turnover rate                      %       75       47       123      322          200           257
--------------------------------------------------------------------------------------------------------------------


                                                                               CLASS B
                                                    ------------------------------------------------------------
                                                           YEAR ENDED MAY 31,         SEVEN MONTHS    YEAR ENDED
                                                    ------------------------------   ENDED MAY 31,   OCTOBER 31,
                                                     2006    2005    2004    2003       2002(1)         2001
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period         $   16.37   15.16   12.17    13.93       13.00          15.12
   Income (loss) from investment operations:
   Net investment loss                          $   (0.19)  (0.12)  (0.09)   (0.10)      (0.06)         (0.07)
   Net realized and unrealized gain (loss)
   on investments                               $    3.74    1.33    3.08    (1.66)       0.99          (1.33)
   Total from investment operations             $    3.55    1.21    2.99    (1.76)       0.93          (1.40)
   Less distributions from:
   Net realized gains on investments            $    1.86      --      --       --          --           0.72
   Total distributions                          $    1.86      --      --       --          --           0.72
   Net asset value, end of period               $   18.06   16.37   15.16    12.17       13.93          13.00
   TOTAL RETURN(2)                              %   22.56    7.98   24.57   (12.63)       7.15          (9.37)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)            $   7,824   6,783   6,234    2,048       1,890          1,173
   Ratios to average net assets:
   Expenses(3)(4)                               %    2.15    2.11    2.03     2.13        2.07           2.09
   Net investment loss after expense
   reimbursement(3)(4)                          %   (1.10)  (0.77)  (0.84)   (0.83)      (1.11)         (0.50)
   Portfolio turnover rate                      %      75      47     123      322         200            257
----------------------------------------------------------------------------------------------------------------

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                       ING Small Company Fund 53

ING SMALL COMPANY FUND (CONTINUED)                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               CLASS C
                                                    ------------------------------------------------------------
                                                           YEAR ENDED MAY 31,         SEVEN MONTHS    YEAR ENDED
                                                    ------------------------------   ENDED MAY 31,   OCTOBER 31,
                                                     2006    2005    2004    2003       2002(1)         2001
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period         $   16.28   15.08   12.11    13.88       12.95          15.04
   Income (loss) from investment operations:
   Net investment loss                          $   (0.19)  (0.13)  (0.11)   (0.10)      (0.12)         (0.08)
   Net realized and unrealized gain (loss)
   on investments                               $    3.73    1.33    3.08    (1.67)       1.05          (1.32)
   Total from investment operations             $    3.54    1.20    2.97    (1.77)       0.93          (1.40)
   Less distributions from:
   Net realized gains on investments            $    1.86      --      --       --          --           0.69
   Total distributions                          $    1.86      --      --       --          --           0.69
   Net asset value, end of period               $   17.96   16.28   15.08    12.11       13.88          12.95
   TOTAL RETURN(2)                              %   22.63    7.96   24.53   (12.75)       7.18          (9.39)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)            $   4,393   3,825   3,855    2,270       3,369          4,040
   Ratios to average net assets:
   Expenses(3)(4)                               %    2.15    2.11    2.03     2.13        2.07           2.09
   Net investment loss after expense
   reimbursement(3)(4)                          %   (1.10)  (0.78)  (0.80)   (0.83)      (1.09)         (0.50)
   Portfolio turnover rate                      %      75      47     123      322         200            257
----------------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*    Amount less than $0.01 per share.


54 ING Small Company Fund

ING INDEX PLUS LARGECAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                                CLASS A
                                                                    --------------------------------------------------------------
                                                                                                              SEVEN
                                                                                                              MONTHS       YEAR
                                                                              YEAR ENDED MAY 31,              ENDED       ENDED
                                                                    --------------------------------------   MAY 31,   OCTOBER 31,
                                                                     2006        2005      2004      2003    2002(1)       2001
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                         $     15.21      14.19     12.27     13.68     13.72       18.64
   Income (loss) from investment operations:
   Net investment income                                        $      0.14**     0.16      0.10      0.10      0.05        0.09
   Net realized and unrealized gain (loss) on investments       $      0.95       1.02      1.91     (1.40)     0.00*      (4.96)
   Total from investment operations                             $      1.09       1.18      2.01     (1.30)     0.05       (4.87)
   Less distributions from:
   Net investment income                                        $      0.13       0.16      0.09      0.11      0.09        0.05
   Total distributions                                          $      0.13       0.16      0.09      0.11      0.09        0.05
   Net asset value, end of period                               $     16.17      15.21     14.19     12.27     13.68       13.72
   TOTAL RETURN(2)                                              %      7.14       8.33     16.40     (9.48)     0.34      (26.19)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                            $   217,766    259,323   265,436   207,230   183,379     173,369
   Ratios to average net assets:
   Net expenses after expense reimbursement/recoupment (3)(4)   %      0.95       0.93      0.94      0.95      0.94        0.91
   Gross expenses prior to expense
   reimbursement/recoupment(3)                                  %      0.95       0.93      0.93      0.97      0.94        0.91
   Net investment income after reimbursement/recoupment(3)(4)   %      0.89       1.08      0.76      0.88      0.56        0.58
   Portfolio turnover rate                                      %       133         78        79       112        87         117


                                                                                           CLASS B
                                                                  ----------------------------------------------------------
                                                                                                        SEVEN
                                                                                                        MONTHS       YEAR
                                                                           YEAR ENDED MAY 31,           ENDED       ENDED
                                                                  ----------------------------------   MAY 31,   OCTOBER 31,
                                                                   2006     2005     2004      2003    2002(1)       2001
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                        $    15.12    14.11    12.21    13.59     13.60       18.57
   Income (loss) from investment operations:
   Net investment income (loss)                                $     0.03     0.05    (0.01)    0.02     (0.02)      (0.03)
   Net realized and unrealized gain (loss) on investments      $     0.93     1.00     1.92    (1.40)     0.01       (4.94)
   Total from investment operations                            $     0.96     1.05     1.91    (1.38)    (0.01)      (4.97)
   Less distributions from:
   Net investment income                                       $     0.01     0.04     0.01     0.00*       --          --
   Total distributions                                         $     0.01     0.04     0.01     0.00*       --          --
   Net asset value, end of period                              $    16.07    15.12    14.11    12.21     13.59       13.60
   TOTAL RETURN(2)                                             %    6.33      7.45    15.61   (10.14)    (0.07)     (26.76)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                           $   33,911   37,706   37,382   24,228    27,672      28,933
   Ratios to average net assets:
   Net expenses after expense reimbursement/recoupment(3)(4)   %     1.70     1.68     1.69     1.70      1.69        1.66
   Gross expenses prior to expense
   reimbursement/recoupment(3)                                 %     1.70     1.68     1.68     1.72      1.69        1.66
   Net investment income (loss) after
   reimbursement/recoupment(3)(4)                              %     0.14     0.34    (0.01)    0.13     (0.19)      (0.17)
   Portfolio turnover rate                                     %      133       78       79      112        87         117
----------------------------------------------------------------------------------------------------------------------------

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                 ING Index Plus LargeCap Fund 55

ING INDEX PLUS LARGECAP FUND (CONTINUED)                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                              CLASS C
                                                                   ----------------------------------------------------------
                                                                                                         SEVEN
                                                                                                         MONTHS       YEAR
                                                                            YEAR ENDED MAY 31,           ENDED       ENDED
                                                                   ----------------------------------   MAY 31,   OCTOBER 31,
                                                                    2006     2005     2004      2003    2002(1)       2001
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                         $    15.22    14.19    12.27    13.64     13.64       18.57
   Income (loss) from investment operations:
   Net investment income                                        $     0.07     0.10     0.03     0.05      0.02        0.03
   Net realized and unrealized gain (loss) on investments       $     0.93     1.00     1.91    (1.40)    (0.02)      (4.96)
   Total from investment operations                             $     1.00     1.10     1.94    (1.35)     0.00*      (4.93)
   Less distributions from:
   Net investment income                                        $     0.04     0.07     0.02     0.02        --          --
   Total distributions                                          $     0.04     0.07     0.02     0.02        --          --
   Net asset value, end of period                               $    16.18    15.22    14.19    12.27     13.64       13.64
   TOTAL RETURN(2)                                              %     6.59     7.77    15.86    (9.88)     0.00      (26.55)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                            $   15,113   17,146   18,846   16,434    23,267      27,742
   Ratios to average net assets:
   Net expenses after expense reimbursement/recoupment(3)(4)    %     1.45     1.43     1.44     1.45      1.44        1.41
   Gross expenses prior to expense
   reimbursement/recoupment(3)                                  %     1.45     1.43     1.43     1.46      1.44        1.41
   Net investment income after reimbursement/recoupment(3)(4)   %     0.39     0.58     0.25     0.37      0.07        0.08
   Portfolio turnover rate                                      %      133       78       79      112        87         117
-----------------------------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*    Amount is less than $0.01 per share.

** Per share data calculated using weighted average number of shares outstanding throughout the period.


56 ING Index Plus LargeCap Fund

ING INDEX PLUS MIDCAP FUND                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                             CLASS A
                                                                -----------------------------------------------------------------
                                                                                                       SEVEN MONTHS       YEAR
                                                                         YEAR ENDED MAY 31,                ENDED         ENDED
                                                                ------------------------------------      MAY 31,     OCTOBER 31,
                                                                  2006      2005      2004     2003       2002(1)         2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $     16.25     14.45     11.64    12.92       10.98          14.72
   Income (loss) from investment operations:
   Net investment income                                    $      0.05      0.04      0.03     0.02        0.01           0.03
   Net realized and unrealized gain (loss) on investments   $      2.17      1.84      2.79    (1.20)       1.96          (1.73)
   Total from investment operations                         $      2.22      1.88      2.82    (1.18)       1.97          (1.70)
   Less distributions from:
   Net investment income                                    $      0.04      0.02      0.01       --        0.03           0.02
   Net realized gain from investments                       $      0.75      0.06        --     0.10          --           2.02
   Total distributions                                      $      0.79      0.08      0.01     0.10        0.03           2.04
   Net asset value, end of period                           $     17.68     16.25     14.45    11.64       12.92          10.98
   TOTAL RETURN(2)                                          %     13.82     13.01     24.27    (9.10)      17.94         (12.79)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $   187,657   155,222   120,295   55,636      41,127         18,805
   Ratios to average net assets:
   Net expenses after expense
   reimbursement/recoupment(3)(4)                           %      1.00      1.00      1.00     0.99        1.00           1.00
   Gross expenses prior to expense
   reimbursement/recoupment(3)                              %      0.98      0.99      1.11     1.38        1.31           1.50
   Net investment income after
   reimbursement/recoupment(3)(4)                           %      0.29      0.28      0.30     0.26        0.15           0.28
   Portfolio turnover rate                                  %       111        93       112      128         190            181


                                                                                           CLASS B
                                                                -------------------------------------------------------------
                                                                                                   SEVEN MONTHS       YEAR
                                                                       YEAR ENDED MAY 31,              ENDED         ENDED
                                                                --------------------------------      MAY 31,     OCTOBER 31,
                                                                 2006     2005     2004    2003       2002(1)         2001
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $    15.71    14.07    11.40   12.76       10.87         14.62
   Income (loss) from investment operations:
   Net investment loss                                      $    (0.08)   (0.07)   (0.05)  (0.04)      (0.03)       (0.05)
   Net realized and unrealized gain (loss) on investments   $     2.10     1.77     2.72   (1.22)       1.92        (1.72)
   Total from investment operations                         $     2.02     1.70     2.67   (1.26)       1.89        (1.77)
   Less distributions from:
   Net realized gain from investments                       $     0.75     0.06       --    0.10          --          1.98
   Total distributions                                      $     0.75     0.06       --    0.10          --          1.98
   Net asset value, end of period                           $    16.98    15.71    14.07   11.40       12.76         10.87
   TOTAL RETURN(2)                                          %    13.01    12.08    23.42   (9.84)      17.39        (13.39)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $   33,369   27,500   20,839   7,733       3,942         1,405
   Ratios to average net assets:
   Net expenses after expense
   reimbursement/recoupment(3)(4)                           %     1.75     1.75     1.75    1.74        1.75          1.75
   Gross expenses prior to expense
   reimbursement/recoupment(3)                              %     1.73     1.74     1.86    2.13        2.06          2.25
   Net investment loss after
   reimbursement/recoupment(3)(4)                           %    (0.46)   (0.47)   (0.44)  (0.47)      (0.59)        (0.47)
   Portfolio turnover rate                                  %      111       93      112     128         190           181
-----------------------------------------------------------------------------------------------------------------------------

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                   ING Index Plus MidCap Fund 57

ING INDEX PLUS MIDCAP FUND (CONTINUED)                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                              CLASS C
                                                                   -------------------------------------------------------------
                                                                                                      SEVEN MONTHS       YEAR
                                                                          YEAR ENDED MAY 31,              ENDED         ENDED
                                                                   --------------------------------      MAY 31,     OCTOBER 31,
                                                                    2006     2005     2004     2003      2002(1)         2001
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                        $    15.86    14.17    11.45   12.79       10.87         14.60
   Income (loss) from investment operations:
   Net investment loss                                         $    (0.04)   (0.03)   (0.03)  (0.02)      (0.02)        (0.02)
   Net realized and unrealized gain (loss)  on investments     $     2.13     1.78     2.75   (1.22)       1.94         (1.73)
   Total from investment operations                            $     2.09     1.75     2.72   (1.24)       1.92         (1.75)
   Less distributions from:
   Net realized gain from investments                          $     0.75     0.06       --    0.10          --          1.98
   Total distributions                                         $     0.75     0.06       --    0.10          --          1.98
   Net asset value, end of period                              $    17.20    15.86    14.17   11.45       12.79         10.87
   TOTAL RETURN(2)                                             %    13.33    12.35    23.76   (9.66)      17.57        (13.19)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                           $   20,575   15,613   11,885   5,363       3,200         1,791
   Ratios to average net assets:
   Net expenses after expense reimbursement/recoupment(3)(4)   %     1.50     1.50     1.50    1.49        1.50          1.50
   Gross expenses prior to expense
   reimbursement/recoupment(3)                                 %     1.48     1.49     1.61    1.88        1.81          2.00
   Net investment loss after reimbursement/recoupment(3)(4)    %    (0.21)   (0.22)   (0.20)  (0.22)      (0.34)        (0.22)
   Portfolio turnover rate                                     %      111       93      112     128         190           181
--------------------------------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.


58 ING Index Plus MidCap Fund

ING INDEX PLUS SMALLCAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                               CLASS A
                                                   --------------------------------------------------------------
                                                                                       SEVEN MONTHS       YEAR
                                                            YEAR ENDED MAY 31,             ENDED         ENDED
                                                   ---------------------------------      MAY 31,     OCTOBER 31,
                                                    2006     2005     2004     2003       2002(1)         2001
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period        $    16.46    14.72    11.41    12.78       10.72         11.61
   Income (loss) from investment operations:
   Net investment income (loss)                $     0.02     0.02    (0.01)    0.00*         --         (0.02)
   Net realized and unrealized gain (loss)
   on investments                              $     2.67     2.25     3.32    (1.24)       2.06         (0.87)
   Total from investment operations            $     2.69     2.27     3.31    (1.24)       2.06         (0.89)
   Less distributions from:
   Net realized gain from investments          $     0.37     0.53       --     0.13          --            --
   Total distributions                         $     0.37     0.53       --     0.13          --            --
   Net asset value, end of period              $    18.78    16.46    14.72    11.41       12.78         10.72
   TOTAL RETURN(2)                             %    16.45    15.49    29.01    (9.64)      19.22         (7.67)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $   71,251   53,323   39,803   18,016       9,316         5,020
   Ratios to average net assets:
   Net expenses after expense
   reimbursement(3)(4)                         %     1.00     1.00     0.99     0.98        1.00          1.00
   Gross expenses prior to expense
   reimbursement(3)                            %     1.07     1.12     1.39     2.37        2.11          2.10
   Net investment income (loss) after
   reimbursement(3)(4)                         %     0.10     0.14    (0.10)    0.00       (0.06)        (0.16)
   Portfolio turnover rate                     %      109       83      126      129          61           118


                                                                               CLASS B
                                                   --------------------------------------------------------------
                                                                                       SEVEN MONTHS       YEAR
                                                            YEAR ENDED MAY 31,             ENDED         ENDED
                                                   ---------------------------------      MAY 31,     OCTOBER 31,
                                                    2006     2005     2004     2003       2002(1)         2001
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period        $    15.71    14.17   11.06     12.50       10.52         11.48
   Income (loss) from investment operations:
   Net investment loss                         $    (0.11)   (0.08)  (0.08)    (0.06)      (0.02)        (0.08)
   Net realized and unrealized gain (loss)
    on investments                             $     2.53     2.15    3.19     (1.25)       2.00         (0.88)
   Total from investment operations            $     2.42     2.07    3.11     (1.31)       1.98         (0.96)
   Less distributions from:
   Net realized gain from investments          $     0.37     0.53      --      0.13          --            --
   Total distributions                         $     0.37     0.53      --      0.13          --            --
   Net asset value, end of period              $    17.76    15.71   14.17     11.06       12.50         10.52
   TOTAL RETURN(2)                             %    15.51    14.67   28.12    (10.42)      18.73         (8.36)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $   16,598   13,653   9,431     3,586       2,246           498
   Ratios to average net assets:
   Net expenses after expense
   reimbursement(3)(4)                         %     1.75     1.75    1.74      1.73        1.75          1.75
   Gross expenses prior to expense
   reimbursement(3)                            %     1.82     1.87    2.14      3.12        2.86          2.85
   Net investment loss after
   reimbursement(3)(4)                         %    (0.64)   (0.62)  (0.83)    (0.75)      (0.75)        (0.91)
   Portfolio turnover rate                     %      109       83     126       129          61           118

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                 ING Index Plus SmallCap Fund 59

ING INDEX PLUS SMALLCAP FUND (CONTINUED)                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             CLASS C
                                                   -----------------------------------------------------------
                                                                                    SEVEN MONTHS      YEAR
                                                         YEAR ENDED MAY 31,             ENDED         ENDED
                                                   ------------------------------      MAY 31,     OCTOBER 31,
                                                    2006    2005    2004    2003       2002(1)         2001
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period        $   15.91   14.31   11.15    12.56       10.57         11.50
   Income (loss) from investment operations:
   Net investment loss                         $   (0.06)  (0.05)  (0.07)   (0.03)      (0.02)        (0.09)
   Net realized and unrealized gain (loss)
   on investments                              $    2.58    2.18    3.23    (1.25)       2.01         (0.84)
   Total from investment operations            $    2.52    2.13    3.16    (1.28)       1.99         (0.93)
   Less distributions from:
   Net realized gain from investments          $    0.37    0.53      --     0.13          --            --
   Total distributions                         $    0.37    0.53      --     0.13          --            --
   Net asset value, end of period              $   18.06   15.91   14.31    11.15       12.56         10.57
   TOTAL RETURN(2)                             %   15.95   14.95   28.34   (10.13)      18.83         (8.09)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $   7,965   6,050   4,970    2,202         893           395
   Ratios to average net assets:
   Net expenses after expense
   reimbursement(3)(4)                         %    1.50    1.50    1.49     1.48        1.50          1.50
   Gross expenses prior to expense
   reimbursement(3)                            %    1.57    1.62    1.89     2.87        2.61          2.60
   Net investment loss after
   reimbursement(3)(4)                         %   (0.40)  (0.36)  (0.59)   (0.50)      (0.53)        (0.66)
   Portfolio turnover rate                     %     109      83     126      129          61           118
--------------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*    Amount is less than $0.01 per share.


60 ING Index Plus SmallCap Fund

ING STRATEGIC ALLOCATION CONSERVATIVE FUND                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                               CLASS A
                                                   --------------------------------------------------------------
                                                                                       SEVEN MONTHS       YEAR
                                                            YEAR ENDED MAY 31,             ENDED         ENDED
                                                   ---------------------------------      MAY 31,     OCTOBER 31,
                                                    2006     2005     2004     2003       2002(1)         2001
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period        $    10.65    10.07     9.49     9.74        9.71          10.62
   Income (loss) from investment operations:
   Net investment income                       $     0.25     0.21     0.14     0.16        0.11           0.29
   Net realized and unrealized gain (loss)
   on investments                              $     0.15     0.57     0.55    (0.28)       0.29          (0.86)
   Total from investment operations            $     0.40     0.78     0.69    (0.12)       0.40          (0.57)
   Less distributions from:
   Net investment income                       $     0.22     0.20     0.11     0.13        0.37           0.34
   Net realized gain from investments          $     0.34       --       --       --          --             --
   Total distributions                         $     0.56     0.20     0.11     0.13        0.37           0.34
   Net asset value, end of period              $    10.49    10.65    10.07     9.49        9.74           9.71
   TOTAL RETURN(2)                             %     3.82     7.77     7.30    (1.12)       4.24          (5.50)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $   30,763   32,698   31,488   29,223      23,120         20,973
   Ratios to average net assets:
   Net expenses after expense
   reimbursement(3)(4)                         %     1.15     1.15     1.15     1.15        1.15           1.15
   Gross expenses prior to expense
   reimbursement(3)                            %     1.38     1.37     1.42     1.65        1.56           1.50
   Net investment income after
   reimbursement(3)(4)                         %     2.28     1.90     1.38     1.82        1.99           3.05
   Portfolio turnover rate                     %      364      327      372      286         101            165


                                                                             CLASS B
                                                   ----------------------------------------------------------
                                                                                   SEVEN MONTHS       YEAR
                                                         YEAR ENDED MAY 31,            ENDED         ENDED
                                                   -----------------------------      MAY 31,     OCTOBER 31,
                                                    2006    2005    2004    2003      2002(1)         2001
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period        $   10.65   10.10    9.52    9.80       9.73          10.63
   Income (loss) from investment operations:
   Net investment income                       $    0.17*   0.10    0.05    0.10       0.04           0.27
   Net realized and unrealized gain (loss)
   on investments                              $    0.16    0.59    0.57   (0.28)      0.31          (0.91)
   Total from investment operations            $    0.33    0.69    0.62   (0.18)      0.35          (0.64)
   Less distributions from:
   Net investment income                       $    0.17    0.14    0.04    0.10       0.28           0.26
   Net realized gain from investments          $    0.34      --      --      --         --             --
   Total distributions                         $    0.51    0.14    0.04    0.10       0.28           0.26
   Net asset value, end of period              $   10.47   10.65   10.10    9.52       9.80           9.73
   TOTAL RETURN(2)                             %    3.13    6.89    6.52   (1.77)      3.66          (6.14)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $   4,694   2,457   1,179     669        217            125
   Ratios to average net assets:
   Net expenses after expense
   reimbursement(3)(4)                         %    1.90    1.90    1.90    1.90       1.90           1.90
   Gross expenses prior to expense
   reimbursement(3)                            %    2.13    2.12    2.17    2.40       2.31           2.25
   Net investment income after
   reimbursement(3)(4)                         %    1.60    1.18    0.63    1.07       1.21           2.30
   Portfolio turnover rate                     %     364     327     372     286        101            165
-------------------------------------------------------------------------------------------------------------

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                   ING Strategic Allocation Conservative Fund 61

ING STRATEGIC ALLOCATION CONSERVATIVE FUND (CONTINUED)      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             CLASS C
                                                   ----------------------------------------------------------
                                                                                   SEVEN MONTHS      YEAR
                                                         YEAR ENDED MAY 31,            ENDED         ENDED
                                                   -----------------------------      MAY 31,     OCTOBER 31,
                                                    2006    2005    2004    2003      2002(1)         2001
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period        $   10.74   10.12    9.54    9.76       9.69          10.59
   Income (loss) from investment operations:
   Net investment income                       $    0.18*   0.12    0.05    0.10       0.09           0.24
   Net realized and unrealized gain (loss)
   on investments                              $    0.14    0.58    0.56   (0.28)      0.27          (0.88)
   Total from investment operations            $    0.32    0.70    0.61   (0.18)      0.36          (0.64)
   Less distributions from:
   Net investment income                       $    0.15    0.08    0.03    0.04       0.29           0.26
   Net realized gain from investments          $    0.34      --      --      --         --             --
   Total distributions                         $    0.49    0.08    0.03    0.04       0.29           0.26
   Net asset value, end of period              $   10.57   10.74   10.12    9.54       9.76           9.69
   TOTAL RETURN(2)                             %    3.04    6.96    6.45   (1.80)      3.74          (6.18)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $   1,002     480     413     201        240            251
   Ratios to average net assets:
   Net expenses after expense
   reimbursement(3)(4)                         %    1.90    1.90    1.90    1.90       1.90           1.90
   Gross expenses prior to expense
   reimbursement(3)                            %    2.13    2.12    2.17    2.40       2.31           2.25
   Net investment income after
   reimbursement(3)(4)                         %    1.63    1.14    0.63    1.07       1.23           2.30
   Portfolio turnover rate                     %     364     327     372     286        101            165
-------------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.


62 ING Strategic Allocation Conservative Fund

ING STRATEGIC ALLOCATION GROWTH FUND                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                            CLASS A
                                                   ---------------------------------------------------------
                                                                                        SEVEN
                                                                                        MONTHS      YEAR
                                                          YEAR  ENDED MAY 31,           ENDED       ENDED
                                                   ---------------------------------   MAY 31,   OCTOBER 31,
                                                    2006     2005     2004     2003    2002(1)       2001
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period        $    11.43    10.48     9.22    10.05      9.52      11.93
   Income (loss) from investment operations:
   Net investment income                       $     0.13     0.11     0.07     0.06      0.04       0.13
   Net realized and unrealized gain (loss)
   on investments                              $     0.90     0.95     1.28    (0.87)     0.62      (2.40)
   Total from investment operations            $     1.03     1.06     1.35    (0.81)     0.66      (2.27)
   Less distributions from:
   Net investment income                       $     0.10     0.11     0.09     0.02      0.13       0.14
   Total distributions                         $     0.10     0.11     0.09     0.02      0.13       0.14
   Net asset value, end of period              $    12.36    11.43    10.48     9.22     10.05       9.52
   TOTAL RETURN(2)                             %     9.04    10.17    14.71    (8.02)     6.94     (19.23)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $   58,010   52,992   45,103   38,801    26,925     23,011
   Ratios to average net assets:
   Net expenses after expense
   reimbursement(3)(4)                         %     1.25     1.25     1.25     1.25      1.25       1.25
   Gross expenses prior to expense
   reimbursement(3)                            %     1.28     1.39     1.38     1.64      1.50       1.41
   Net investment income after
   reimbursement(3)(4)                         %     1.11     1.03     0.73     0.92      0.60       1.23
   Portfolio turnover rate                     %      242      224      222      236       149        242


                                                                           CLASS B
                                                   ------------------------------------------------------
                                                                                     SEVEN
                                                                                     MONTHS      YEAR
                                                          YEAR  ENDED MAY 31,        ENDED       ENDED
                                                   ------------------------------   MAY 31,   OCTOBER 31,
                                                    2006     2005    2004    2003   2002(1)       2001
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period        $    11.31   10.40    9.19   10.06     9.51       11.93
   Income (loss) from investment operations:
   Net investment income (loss)                $     0.05*   0.02   (0.01)*  0.01    (0.01)       0.05
   Net realized and unrealized gain (loss)
   on investments                              $     0.89    0.95    1.29   (0.88)    0.61       (2.40)
   Total from investment operations            $     0.94    0.97    1.28   (0.87)    0.60       (2.35)
   Less distributions from:
   Net investment income                       $     0.05    0.06    0.07      --     0.05        0.07
   Total distributions                         $     0.05    0.06    0.07      --     0.05        0.07
   Net asset value, end of period              $    12.20   11.31   10.40    9.19    10.06        9.51
   TOTAL RETURN(2)                             %     8.29    9.29   13.98   (8.65)    6.36      (19.82)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $   16,745   7,985   2,251     220      159         175
   Ratios to average net assets:
   Net expenses after expense
   reimbursement(3)(4)                         %     2.00    2.00    2.00    2.00     2.00        2.00
   Gross expenses prior to expense
   reimbursement(3)                            %     2.03    2.14    2.13    2.39     2.25        2.16
   Net investment income (loss) after
   reimbursement(3)(4)                         %     0.45    0.31   (0.02)   0.15    (0.14)       0.48
   Portfolio turnover rate                     %      242     224     222     236      149         242
---------------------------------------------------------------------------------------------------------

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                         ING Strategic Allocation Growth Fund 63

ING STRATEGIC ALLOCATION GROWTH FUND (CONTINUED)            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           CLASS C
                                                   ------------------------------------------------------
                                                                                     SEVEN
                                                                                     MONTHS       YEAR
                                                          YEAR ENDED MAY 31,         ENDED       ENDED
                                                   ------------------------------   MAY 31,   OCTOBER 31,
                                                    2006    2005    2004     2003   2002(1)      2001
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period        $   11.38   10.45    9.18    10.06     9.49       11.89
   Income (loss) from investment operations:
   Net investment income (loss)                $    0.05*   0.02   (0.00)**  0.05     0.01        0.06
   Net realized and unrealized gain (loss)
   on investments                              $    0.88    0.95    1.28    (0.93)    0.60       (2.41)
   Total from investment operations            $    0.93    0.97    1.28    (0.88)    0.61       (2.35)
   Less distributions from:
   Net investment income                       $    0.04    0.04    0.01       --     0.04        0.05
   Total distributions                         $    0.04    0.04    0.01       --     0.04        0.05
   Net asset value, end of period              $   12.27   11.38   10.45     9.18    10.06        9.49
   TOTAL RETURN(2)                             %    8.22    9.29   13.95    (8.75)    6.48      (19.84)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $   1,569     935     572      444    1,743       1,999
   Ratios to average net assets:
   Net expenses after expense
   reimbursement(3)(4)                         %    2.00    2.00    2.00     2.00     2.00        2.00
   Gross expenses prior to expense
   reimbursement(3)                            %    2.03    2.14    2.13     2.39     2.25        2.16
   Net investment income (loss) after
   reimbursement(3)(4)                         %    0.40    0.29   (0.03)    0.08    (0.14)       0.48
   Portfolio turnover rate                     %     242     224     222      236      149         242
---------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

**   Amount is less than $0.01 per share.


64 ING Strategic Allocation Growth Fund

ING STRATEGIC ALLOCATION MODERATE FUND                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                         CLASS A
                                                                ---------------------------------------------------------
                                                                                                     SEVEN
                                                                                                     MONTHS       YEAR
                                                                        YEAR ENDED MAY 31,           ENDED       ENDED
                                                                ---------------------------------   MAY 31,   OCTOBER 31,
                                                                 2006     2005     2004     2003    2002(1)       2001
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $    11.44    10.63     9.66    10.24      9.86      11.65
   Income (loss) from investment operations:
   Net investment income                                    $     0.18     0.15     0.11     0.11      0.06       0.21
   Net realized and unrealized gain (loss) on investments   $     0.53     0.81     0.96    (0.59)     0.53      (1.76)
   Total from investment operations                         $     0.71     0.96     1.07    (0.48)     0.59      (1.55)
   Less distributions from:
   Net investment income                                    $     0.16     0.15     0.10     0.10      0.21       0.24
   Total distributions                                      $     0.16     0.15     0.10     0.10      0.21       0.24
   Net asset value, end of period                           $    11.99    11.44    10.63     9.66     10.24       9.86
   TOTAL RETURN(2)                                          %     6.27     9.09    11.13    (4.59)     6.01     (13.53)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $   67,701   65,955   58,366   51,521    39,763     32,912
   Ratios to average net assets:
   Net expenses after expense reimbursement(3)(4)           %     1.20     1.20     1.20     1.20      1.20       1.20
   Gross expenses prior to expense reimbursement(3)         %     1.29     1.29     1.33     1.50      1.42       1.36
   Net investment income after reimbursement(3)(4)          %     1.56     1.37     1.04     1.21      1.08       2.02
   Portfolio turnover rate                                  %      290      275      288      277       129        204


                                                                                         CLASS B
                                                                ---------------------------------------------------------
                                                                                                     SEVEN
                                                                                                     MONTHS       YEAR
                                                                        YEAR ENDED MAY 31,           ENDED       ENDED
                                                                ---------------------------------   MAY 31,   OCTOBER 31,
                                                                 2006     2005     2004     2003    2002(1)       2001
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $    11.35    10.58     9.65    10.27     9.85       11.66
   Income (loss) from investment operations:
   Net investment income                                    $     0.10*    0.05     0.04     0.02     0.03        0.14
   Net realized and unrealized gain (loss) on investments   $     0.52     0.81     0.96    (0.56)    0.51       (1.77)
   Total from investment operations                         $     0.62     0.86     1.00    (0.54)    0.54       (1.63)
   Less distributions from:
   Net investment income                                    $     0.11     0.09     0.07     0.08     0.12        0.18
   Total distributions                                      $     0.11     0.09     0.07     0.08     0.12        0.18
   Net asset value, end of period                           $    11.86    11.35    10.58     9.65    10.27        9.85
   TOTAL RETURN(2)                                          %     5.47     8.17    10.42    (5.25)    5.54      (14.18)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $   17,363    9,164    3,578      478      128         184
   Ratios to average net assets:
   Net expenses after expense reimbursement(3)(4)           %     1.95     1.95     1.95     1.95     1.95        1.95
   Gross expenses prior to expense reimbursement(3)         %     2.04     2.04     2.08     2.25     2.17        2.11
   Net investment income after reimbursement(3)(4)          %     0.87     0.65     0.29     0.47     0.37        1.27
   Portfolio turnover rate                                  %      290      275      288      277      129         204
-------------------------------------------------------------------------------------------------------------------------

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                       ING Strategic Allocation Moderate Fund 65

ING STRATEGIC ALLOCATION MODERATE FUND (CONTINUED)          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         CLASS C
                                                                ---------------------------------------------------------
                                                                                                     SEVEN
                                                                                                     MONTHS       YEAR
                                                                        YEAR ENDED MAY 31,           ENDED       ENDED
                                                                ---------------------------------   MAY 31,   OCTOBER 31,
                                                                 2006     2005     2004     2003    2002(1)       2001
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $    11.49    10.69     9.73    10.31     9.90       11.66
   Income (loss) from investment operations:
   Net investment income                                    $     0.10*    0.06     0.03     0.03     0.03        0.18
   Net realized and unrealized gain (loss) on investments   $     0.53     0.81     0.98    (0.58)    0.51       (1.81)
   Total from investment operations                         $     0.63     0.87     1.01    (0.55)    0.54       (1.63)
   Less distributions from:
   Net investment income                                    $     0.10     0.07     0.05     0.03     0.13        0.13
   Total distributions                                      $     0.10     0.07     0.05     0.03     0.13        0.13
   Net asset value, end of period                           $    12.02    11.49    10.69     9.73    10.31        9.90
   TOTAL RETURN(2)                                          %     5.52     8.14    10.43    (5.30)    5.52      (14.10)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $    1,455      865      581      148      116         123
   Ratios to average net assets:
   Net expenses after expense reimbursement(3)(4)           %     1.95     1.95     1.95     1.90     1.95        1.95
   Gross expenses prior to expense reimbursement(3)         %     2.04     2.04     2.08     2.20     2.17        2.11
   Net investment income after reimbursement(3)(4)          %     0.86     0.63     0.29     0.42     0.34        1.27
   Portfolio turnover rate                                  %      290      275      288      277      129         204
-------------------------------------------------------------------------------------------------------------------------

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.


66 ING Strategic Allocation Moderate Fund

In addition to the Funds offered in this Prospectus, the Distributor also offers Class A, Class B, and Class C shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 on by going to www.ingfunds.com.

DOMESTIC EQUITY AND INCOME FUNDS
ING Real Estate Fund

DOMESTIC EQUITY GROWTH FUNDS
ING 130/30 Fundamental Research Fund
ING Disciplined LargeCap Fund
ING Fundamental Research Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING SmallCap Opportunities Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund

FIXED-INCOME FUNDS
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

GLOBAL EQUITY FUNDS
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING Foreign Fund
ING Global Natural Resources Fund (formerly, ING Precious Metals Fund) ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Fund
ING International Growth Fund
ING International Real Estate Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

INTERNATIONAL FIXED-INCOME FUND
ING Emerging Markets Fixed Income Fund

INTERNATIONAL FUND-OF-FUNDS
ING Diversified International Fund

LOAN PARTICIPATION FUND
ING Senior Income Fund

MONEY MARKET FUNDS
ING Aeltus Money Market Fund
ING Classic Money Market Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Funds' annual/semi-annual shareholder report, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder reports only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI or other Fund information.

To make shareholder inquiries contact:

THE ING FUNDS

7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION

Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:

ING Series Fund, Inc. 811-6352

   ING Balanced Fund
   ING Growth and Income Fund
   ING Growth Fund
   ING Small Company Fund
   ING Index Plus LargeCap Fund
   ING Index Plus MidCap Fund
   ING Index Plus SmallCap Fund
   ING Strategic Allocation Conservative Fund
   ING Strategic Allocation Growth Fund
   ING Strategic Allocation Moderate Fund

[ING FUNDS LOGO]                                      PRPRO-ADEABC (0906-093006)

PROSPECTUS

[GRAPHIC]

PROSPECTUS

SEPTEMBER 30, 2006

CLASS I

DOMESTIC EQUITY AND INCOME FUNDS

-    ING BALANCED FUND

-    ING GROWTH AND INCOME FUND (FORMERLY, ING EQUITY INCOME FUND)

DOMESTIC EQUITY GROWTH FUNDS

-    ING GROWTH FUND

-    ING SMALL COMPANY FUND

DOMESTIC EQUITY INDEX FUNDS

-    ING INDEX PLUS LARGECAP FUND

-    ING INDEX PLUS MIDCAP FUND

-    ING INDEX PLUS SMALLCAP FUND

STRATEGIC ALLOCATION FUNDS

- ING STRATEGIC ALLOCATION CONSERVATIVE FUND (FORMERLY, ING STRATEGIC ALLOCATION INCOME FUND)

-    ING STRATEGIC ALLOCATION GROWTH FUND

- ING STRATEGIC ALLOCATION MODERATE FUND (FORMERLY, ING STRATEGIC ALLOCATION BALANCED FUND)

--------------------------------------------------------------------------------
This Prospectus contains important information about investing in Class I Shares of certain ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their respective investment objectives. As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                                                                      [ING LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC] INVESTMENT OBJECTIVE              These pages contain a description of
                                            each of our Funds included in this
[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES   Prospectus, including each Fund's
                                            investment objective, principal
[GRAPHIC] RISKS                             investment strategies and risks.

                                            You'll also find:

[GRAPHIC] HOW THE FUND HAS PERFORMED        HOW THE FUND HAS PERFORMED. A chart
                                            that shows each Fund's financial
                                            performance for the past ten years
                                            (or since inception, if shorter).

[GRAPHIC] WHAT YOU PAY TO INVEST            WHAT YOU PAY TO INVEST. A list of
                                            the fees and expenses you pay --
                                            both directly and indirectly -- when
                                            you invest in a Fund.

INTRODUCTION TO THE FUNDS                                                      1
FUNDS AT A GLANCE                                                              2

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund                                                              4
ING Growth and Income Fund                                                     6

DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund                                                                8
ING Small Company Fund                                                        10

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund                                                  12
ING Index Plus MidCap Fund                                                    14
ING Index Plus SmallCap Fund                                                  16

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Conservative Fund                                    21
ING Strategic Allocation Growth Fund                                          22
ING Strategic Allocation Moderate Fund                                        23

WHAT YOU PAY TO INVEST                                                        25
SHAREHOLDER GUIDE                                                             27
MANAGEMENT OF THE FUNDS                                                       33
MORE INFORMATION ABOUT RISKS                                                  36
DIVIDENDS, DISTRIBUTIONS AND TAXES                                            40
FINANCIAL HIGHLIGHTS                                                          41
WHERE TO GO FOR MORE INFORMATION                                      Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                       INTRODUCTION TO THE FUNDS
--------------------------------------------------------------------------------

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal investment strategies and risks associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the investment strategies and risks.

[GRAPHIC]

If you have any questions about the Funds, please call your investment professional or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

DOMESTIC EQUITY AND INCOME FUNDS

     ING's Domestic Equity and Income Funds seek income and growth of capital.

     They may be suitable investments if you:

     -    want both regular income and the potential for capital appreciation;
          and

     - are looking for growth potential, but don't feel comfortable with the level of risk associated with the Domestic Equity Growth and Domestic Equity Index Funds.

DOMESTIC EQUITY GROWTH FUNDS

     ING's Domestic Equity Growth Funds seek long-term growth of capital.

     They may be suitable investments if you:

     -    are investing for the long-term -- at least several years; and

     - are willing to accept higher risk in exchange for the potential for long-term growth.

DOMESTIC EQUITY INDEX FUNDS

     ING's Domestic Equity Index Funds seek to outperform the total return performance of the predetermined indices.

     They may be suitable investments if you:

     -    are investing for the long-term -- at least several years; and

     - are willing to accept higher risk in exchange for the potential for long-term growth.

STRATEGIC ALLOCATION FUNDS

     ING's Strategic Allocation Funds are asset allocation funds that have been designed for investors with different investment goals. They generally seek capital appreciation and/or total return.

     They may be suitable investments if you:

     -    are investing for the long-term -- at least five years.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                     Introduction to the Funds 1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, principal investment strategies and risks, which begin on page 4.


               FUND                                         INVESTMENT OBJECTIVE
               --------------------------------------------------------------------------------------------------------------------
DOMESTIC       ING Balanced Fund                            Maximize total return consistent with reasonable safety of principal by
EQUITY AND     Adviser: ING Investments, LLC                investing in a diversified portfolio of stocks, bonds and money market
INCOME FUNDS   Sub-Adviser: ING Investment Management Co.   instruments

               ING Growth and Income Fund                   Long-term capital growth and income
               Adviser: ING Investments, LLC
               Sub-Adviser: ING Investment Management Co.

DOMESTIC       ING Growth Fund                              Growth of capital through investment in a diversified portfolio
EQUITY         Adviser: ING Investments, LLC                consisting primarily of common stocks and securities convertible into
GROWTH         Sub-Adviser: ING Investment Management Co.   common stocks believed to offer growth potential
FUNDS
               ING Small Company Fund                       Growth of capital primarily through investment in a diversified
               Adviser: ING Investments, LLC                portfolio of common stocks of companies with smaller market
               Sub-Adviser: ING Investment Management Co.   capitalizations

DOMESTIC       ING Index Plus LargeCap Fund                 Outperform the total return performance of the Standard & Poor's 500(R)
EQUITY INDEX   Adviser: ING Investments, LLC                Composite Stock Price Index ("S&P 500(R) Index") while maintaining a
FUNDS          Sub-Adviser: ING Investment Management Co.   market level of risk

               ING Index Plus MidCap Fund                   Outperform the total return performance of the Standard & Poor's MidCap
               Adviser: ING Investments, LLC                400 Index ("S&P MidCap 400 Index") while maintaining a market level of
               Sub-Adviser: ING Investment Management Co.   risk

               ING Index Plus SmallCap Fund                 Outperform the total return performance of the Standard & Poor's
               Adviser: ING Investments, LLC                SmallCap 600 Index ("S&P SmallCap 600 Index") while maintaining a market
               Sub-Adviser: ING Investment Management Co.   level of risk

STRATEGIC      ING Strategic Allocation Conservative Fund   Total return consistent with preservation of capital
ALLOCATION     Adviser: ING Investments, LLC
FUNDS          Sub-Adviser: ING Investment Management Co.

               ING Strategic Allocation Growth Fund         Capital appreciation
               Adviser: ING Investments, LLC
               Sub-Adviser: ING Investment Management Co.

               ING Strategic Allocation Moderate Fund       Total return (I.E., income and capital appreciation, both realized and
               Adviser: ING Investments, LLC                unrealized)
               Sub-Adviser: ING Investment Management Co.


2 Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                           MAIN RISKS
-----------------------------------------------------------------------------------------
A mix of equity and debt securities.   Price volatility and other risks that accompany an
                                       investment in equity securities. Interest rate and
                                       other risks that accompany an investment in debt
                                       securities.

Equity securities of large U.S.        Price volatility and other risks that accompany an
companies believed to have             investment in equity securities.
above-average growth potential.

Equity securities of large U.S.        Price volatility and other risks that accompany an
companies believed to have growth      investment in growth-oriented equity securities.
potential.

Equity securities of small-sized       Price volatility and other risks that accompany an
U.S. companies believed to have        investment in equity securities of growth-oriented
growth potential.                      and small-sized companies. Particularly sensitive
                                       to price swings during periods of economic
                                       uncertainty.

Equity securities included in the      Price volatility and other risks that accompany an
S&P 500(R) Index.                      investment in equity securities.

Equity securities included in the      Price volatility and other risks that accompany an
S&P MidCap 400 Index.                  investment in equity securities of mid-sized
                                       companies.

Equity securities included in the      Price volatility and other risks that accompany an
S&P SmallCap 600 Index.                investment in equity securities of small-sized
                                       companies.

A mix of equity and debt securities.   Price volatility and other risks that accompany an
                                       investment in equity securities. Credit, interest
                                       rate and other risks that accompany an investment
                                       in debt securities.

A mix of equity and debt securities.   Price volatility and other risks that accompany an
                                       investment in equity securities. Credit, interest
                                       rate and other risks that accompany an investment
                                       in debt securities.

A mix of equity and debt securities.   Price volatility and other risks that accompany an
                                       investment in equity securities. Credit, interest
                                       rate and other risks that accompany an investment
                                       in debt securities.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                             Funds at a Glance 3

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING BALANCED FUND                                  ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks to maximize total return consistent with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund seeks total return consisting of capital appreciation and current income.

Under normal market conditions, the Fund allocates its assets between the following asset classes:

-    Equities, such as common and preferred stocks;

-    Debt, such as bonds, mortgage-related and other asset-backed securities;

-    U.S. government securities; and

-    Money market instruments.

The Fund normally invests up to 75% of its total assets in equity securities and at least 25% of its total assets in debt securities (including money market instruments). In making asset allocation decisions, the Sub-Adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, the Sub-Adviser uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. The Sub-Adviser generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the equity component of the Fund, the Sub-Adviser attempts to achieve the Fund's investment objective by overweighting those stocks in the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index") that it believes will outperform the index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the index. At
June 30, 2006, the smallest company in the S&P 500(R) Index had a market capitalization of $502 million, the largest company had a market capitalization of $371.2 billion and the average capitalization of all companies in the S&P 500(R) Index was $22.9 billion.

In managing the debt component, the Sub-Adviser focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide the security selection process. Although the Fund may invest a portion of its assets in high-yield (high risk) debt securities, commonly referred to as "junk bonds" rated below BBB- by Standard & Poor's ("S&P") or Baa3 by Moody's Investors Services, Inc., ("Moody's"), the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average maturity of the Fund will generally range between three and ten years.

The Fund may also invest in convertible securities, foreign debt securities and derivatives.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

ALLOCATION -- the success of the Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equity and fixed-income securities, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in securities of larger companies, which sometimes have more stable prices than smaller companies.

INTEREST RATE -- fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income instruments.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

HIGH-YIELD, LOWER-GRADE DEBT SECURITIES -- when the Fund invests in debt securities rated below investment grade, its credit risk is greater than that of funds that buy only investment-grade debt securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Debt securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these debt securities may be less liquid, making it difficult for the Fund to sell them quickly at an acceptable price. These risks can reduce the Fund's share price and the income it earns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


4 ING Balanced Fund

                                                               ING BALANCED FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of three broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                        YEAR-BY-YEAR TOTAL RETURNS (%)(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                    [CHART]

1996    15.34
1997    21.09
1998    16.52
1999    12.27
2000    (1.05)
2001    (4.61)
2002   (10.91)
2003    18.21
2004     8.78
2005     3.68

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best:    4th quarter   1998: 12.85%
Worst:   3rd quarter   2002: (9.44)%

    The Fund's Class I Shares' year-to-date total return as of June 30, 2006:

                                      1.20%


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class I shares' performance to that of three broad measures of market performance -- the S&P 500(R) Index, the Lehman Brothers(R) Aggregate Bond Index ("LBAB Index") and a composite index reflecting the combined performance of the S&P 500(R) Index and the LBAB Index ("Composite Index"). It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                                              1 YEAR   5 YEARS   10 YEARS
CLASS I RETURN BEFORE TAXES                                               %    3.68      2.53      7.43
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS                               %    1.98      1.71      5.53
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES       %    3.63      1.82      5.59
S&P 500(R) Index (reflects no deduction for fees, expenses or taxes)(2)   %    4.91      0.54      9.07
LBAB Index (reflects no deduction for fees, expenses or taxes)(3)         %    2.43      5.87      6.16
Composite Index (reflects no deduction for fees, expenses or taxes)(4)    %    4.00      2.99      8.25

(1) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(2) The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(4) The Composite Index consists of 60% of securities included in the S&P 500(R) Index and 40% of securities included in the LBAB Index.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                             ING Balanced Fund 5

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING GROWTH AND INCOME FUND                         ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks that the Sub-Adviser believes have significant potential for capital appreciation or income growth or both.

The Sub-Adviser may invest principally in common stocks having significant potential for capital appreciation, or may purchase common stocks and securities convertible into common stock principally for their income potential through dividends or may acquire securities having a mix of these characteristics. The Fund may also engage in option writing.

The Sub-Adviser utilizes a multi-manager approach for portfolio construction. Both the senior portfolio managers and all of the sector analysts on the team participate in the process, with the sector analysts determining the security selection for each of their sectors for the dedicated portion of the overall portfolio. The senior portfolio managers are responsible for the overall allocation of assets for the Fund, including management of the Fund's overall risk profile.

In managing the Fund, the Sub-Adviser:

-    Emphasizes stocks of larger companies.

- Looks to strategically invest the Fund's assets in stocks of mid-sized companies and up to 25% of its total assets in stocks of foreign issuers, depending upon market conditions.

- Utilizes an intensive, fundamentally driven research process to evaluate company financial characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, the Sub-Adviser attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

The Fund may invest in derivative instruments, including but not limited to, put and call options.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- although the Sub-Adviser emphasizes large-capitalization securities, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified portfolios when large-capitalization securities are in favor.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to the changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


6 ING Growth and Income Fund

                                                      ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of two broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                     [CHART]

1996    27.83
1997    31.51
1998    14.88
1999    17.87
2000   (11.40)
2001   (18.66)
2002   (25.29)
2003    25.82
2004    11.75
2005     4.39

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best:    4th quarter   1998: 19.37%
Worst:   3rd quarter   2002: (16.39)%

    The Fund's Class I Shares' year-to-date total return as of June 30, 2006:

                                      6.60%


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class I shares' performance to that of two broad measures of market performance -- the Standard & Poor's 500(R) Composite Stock Index ("S&P 500(R) Index") and the Russell 1000(R) Value Index. Prior to August 14, 2006, the Fund compared its performance to the Russell 1000(R) Value Index. The Fund changed the index to which it compares its performance because the S&P 500(R) Index is considered a more appropriate comparison. It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                                                          1 YEAR   5 YEARS   10 YEARS
CLASS I RETURN BEFORE TAXES                                                           %    4.39    (2.26)     6.04
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS                                           %    4.08    (2.50)     4.21
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                   %    3.25    (1.98)     4.67
S&P 500(R) Index (reflects no deduction for fees, expenses, or taxes)(3)              %    4.91     0.54      9.07
Russell 1000(R) Value Index (reflects no deduction for fees, expenses, or taxes)(4)   %    7.05     5.28     10.94


(1) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser. From March 1, 2004 to August 13, 2006, Wellington Management Company, LLP served as sub-adviser to the Fund. Effective August 14, 2006, ING Investment Management Co. began serving as sub-adviser to the Fund and the Fund's principal investment strategies were changed. Performance from March 1, 2004 through August 13, 2006 is attributable to Wellington Management Company, LLP.

(2) Effective August 14, 2006, the Fund changed its name from ING Equity Income Fund to ING Growth and Income Fund. Effective March 1, 2004, the Fund changed its name from ING Growth and Income Fund to ING Equity Income Fund.

(3) The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                    ING Growth and Income Fund 7

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING GROWTH FUND                                    ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

Under normal market conditions, the Fund invests primarily in common stocks and securities convertible into common stock of large U.S. companies. The Sub-Adviser defines large companies as companies that have a market capitalization of at least $3 billion at the time of purchase. The market capitalization of what the Sub-Adviser considers to be large companies will change with market conditions.

In managing the Fund, the Sub-Adviser:

- Emphasizes stocks of larger companies, although the Fund may invest in companies of any size.

- Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/free cash flow ratio) of approximately 1,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in business momentum but whose perceived value is not reflected in the stock price.

- Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

The Fund may invest in deriviative instruments and foreign securities.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies, which sometimes have more stable prices than small companies. However, the Fund may also invest in small- and mid-sized companies which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

GROWTH INVESTING -- growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, they may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


8 ING Growth Fund

                                                                 ING GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                        YEAR-BY-YEAR TOTAL RETURNS (%)(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                     [CHART]

1996    22.12
1997    22.75
1998    37.90
1999    35.09
2000   (12.60)
2001   (27.38)
2002   (29.05)
2003    30.19
2004     7.08
2005     8.91

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best:    4th quarter   1998: 23.31%
Worst:   1st quarter   2001: (23.59)%

    The Fund's Class I Shares' year-to-date total return as of June 30, 2006:

                                     (3.70)%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class I shares' performance to that of a broad measure of market performance -- the Russell 1000(R) Growth Index. It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                                                          1 YEAR   5 YEARS   10 YEARS
CLASS I RETURN BEFORE TAXES                                                           %    8.91    (4.79)     6.68
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS                                           %    8.86    (4.80)     5.42
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                   %    5.86    (4.01)     5.44
Russell 1000(R) Growth Index (reflects no deduction for fees, expenses or taxes)(2)   %    5.26    (3.58)     6.73


(1) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(2) The Russell 1000(R) Growth Index measures the performance of the 1,000 largest companies in the Russell(R) 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on market capitalization.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                               ING Growth Fund 9

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING SMALL COMPANY FUND                             ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of small-capitalization companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Sub-Adviser defines small-capitalization companies as companies that are included in the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index") or the Russell 2000(R) Index at the time of purchase, or if not included in either index, have market capitalizations of between $55 million and $3.7 billion. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P 600 and Russell 2000(R) Indices change. At June 30, 2006, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $55 million and the largest company had a market capitalization of $3.7 billion. At June 30, 2006, the smallest company in the Russell 2000(R) Index had a market capitalization of $83 million and the largest company had a market capitalization of $2.3 billion.

In managing the Fund, the Sub-Adviser:

- Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.

- Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, return on equity and price to equity multiples) of over 2,000 companies. The Sub-Adviser analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.

- Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

-    May invest, to a limited extent, in foreign stocks.

The Fund may invest in derivatives instruments.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the mix of growth-oriented and value-oriented securities in which the Fund invests. Rather, the market could favor more speculative growth-oriented securities or more value-oriented securities or may not favor equities at all.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small-capitalization stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


10 ING Small Company Fund

                                                          ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                       YEAR-BY-YEAR TOTAL RETURNS (%)(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                    [CHART]

1996    13.62
1997    33.28
1998     1.27
1999    31.01
2000     7.65
2001     3.74
2002   (23.76)
2003    39.79
2004    13.94
2005     9.19

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best:    1st quarter   2000: 28.43%
Worst:   3rd quarter   2002: (19.31)%

    The Fund's Class I Shares' year-to-date total return as of June 30, 2006:

                                      8.80%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class I shares' performance to that of a broad measure of market performance -- the Russell 2000(R) Index. It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                  1 YEAR   5 YEARS   10 YEARS
CLASS I RETURN BEFORE TAXES                    %   9.19      6.58      11.51
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS    %   7.64      6.25      10.01
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES                     %   8.08      5.68       9.59
Russell 2000(R) Index (reflects no
   deduction for fees, expenses or taxes)(2)   %   4.55      8.22       9.26


(1) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(2) The Russell 2000(R) Index is an unmanaged index that measures the performance of securities of small companies.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                      ING Small Company Fund  11

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS LARGECAP FUND                       ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks to outperform the total return performance of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index") while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund invests at least 80% of its assets in securities of large capitalization companies included in the S&P 500(R) Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P 500(R) Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines large-capitalization companies as companies that are included in the S&P 500(R) Index at the time of purchase and that have a market capitalization of at least $3 billion. The minimum market capitalization level is reset periodically and will change with market conditions as the market capitalization range of the companies in the S&P 500(R) Index changes. At June 30, 2006, the smallest company in the S&P 500(R) Index had a market capitalization of $502 million and the largest company had a market capitalization of $371.2 billion. The average capitalization of all companies in the S&P 500(R) Index was $22.9 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500(R) Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P 500(R) Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500(R) Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. Although the Fund will not hold all the stocks in the S&P 500(R) Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500(R) Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) that approximate those of the S&P 500(R) Index.

The Fund may invest in derivative instruments.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in securities of larger companies, which sometimes have more stable prices than smaller companies.

MANAGER -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


12 ING Index Plus LargeCap Fund

                                                    ING INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                     [CHART]

1996
1997    33.93
1998    32.50
1999    24.51
2000    (9.46)
2001   (13.97)
2002   (21.86)
2003    25.62
2004    10.27
2005     5.10

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best:    4th quarter   1998: 22.49%
Worst:   3rd quarter   2002: (17.34)%

    The Fund's Class I Shares' year-to-date total return as of June 30, 2006:

                                      1.93%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class I shares' performance to that of a broad measure of market performance -- the S&P 500(R) Index. It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                                         10 YEARS
                                                 1 YEAR   5 YEARS   (OR LIFE OF CLASS)
CLASS I RETURN BEFORE TAXES                   %   5.10     (0.43)          7.56(1)
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS   %   4.94     (0.68)          6.94(1)
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                       %   3.54     (0.47)          6.30(1)
S&P 500(R) Index (reflects no deduction for
fees, expenses or taxes)(3)                   %   4.91      0.54           7.35(4)

(1)  Class I shares commenced operations on December 10, 1996.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(3) The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4)  The index return is for the period beginning December 1, 1996.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                 ING Index Plus LargeCap Fund 13

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS MIDCAP FUND                         ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index") while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund invests at least 80% of its assets in securities of mid-capitalization companies included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P MidCap 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P MidCap 400 Index changes. At June 30, 2006, the smallest company in the S&P MidCap 400 Index had a market capitalization of $350.1 million and the largest company had a market capitalization of $14.8 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P MidCap 400 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.

The Fund may invest in derivative instruments.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MID-SIZED COMPANIES -- stocks of mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

MANAGER -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


14 ING Index Plus MidCap Fund

                                                      ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                     [CHART]

1996
1997
1998
1999    15.61
2000    19.98
2001    (1.59)
2002   (12.33)
2003    31.72
2004    16.38
2005    10.95

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best:    4th quarter   1999: 18.79%
Worst:   3rd quarter   2000: (15.40)%

    The Fund's Class I Shares' year-to-date total return as of June 30, 2006:

                                      4.07%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class I shares' performance to that of a broad measure of market performance -- the S&P MidCap 400 Index. It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                                        10 YEARS
                                                1 YEAR   5 YEARS   (OR LIFE OF CLASS)
CLASS I RETURN BEFORE TAXES                   %  10.95    7.97           12.37(1)
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS   %  10.13    7.72           10.74(1)
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                       %   8.07    6.86            9.91(1)
S&P MidCap 400 Index (reflects no deduction
for fees, expenses or taxes)(3)               %  12.56    8.60           12.12(4)

(1)  Class I shares commenced operations on February 3, 1998.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(4)  The index return is for the period beginning February 1, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                   ING Index Plus MidCap Fund 15

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS SMALLCAP FUND                       ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index") while maintaining a market level of risk.

INVESTMENT STRATEGIES

[GRAPHIC]

The Fund invests at least 80% of its assets in securities of small capitalization companies included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 Index changes. At June 30, 2006, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $55 million and the largest company had a market capitalization of $3.7 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P SmallCap 600 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.

The Fund may invest in derivative instruments.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small capitalization stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

MANAGER -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


16 ING Index Plus SmallCap Fund

                                                    ING INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                     [CHART]

1996
1997
1998
1999    10.28
2000     7.83
2001     3.21
2002   (12.22)
2003    35.75
2004    21.81
2005     7.25

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best:    2nd quarter   2003: 18.25%
Worst:   3rd quarter   2002: (16.87)%

    The Fund's Class I Shares' year-to-date total return as of June 30, 2006:

                                      7.79%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class I shares' performance to that of a broad measure of market performance -- the S&P SmallCap 600 Index. It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                                                                            10 YEARS
                                                                                    1 YEAR   5 YEARS   (OR LIFE OF CLASS)
CLASS I RETURN BEFORE TAXES                                                     %    7.25      9.94          8.52(1)
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS                                     %    6.94      9.67          8.33(1)
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             %    5.15      8.57          7.43(1)
S&P SmallCap 600 Index (reflects no deduction for fees, expenses or taxes)(3)   %    7.68     10.76          9.88(4)

(1)  Class I shares commenced operations on February 3, 1998.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(3) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.

(4)  The index return is for the period beginning February 1, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                 ING Index Plus SmallCap Fund 17

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING STRATEGIC ALLOCATION FUNDS                     ING Investment Management Co.
--------------------------------------------------------------------------------

ING STRATEGIC ALLOCATION CONSERVATIVE FUND

ING STRATEGIC ALLOCATION GROWTH FUND

ING STRATEGIC ALLOCATION MODERATE FUND

INVESTMENT OBJECTIVES

ING Strategic Allocation Conservative Fund seeks to provide total return consistent with preservation of capital.

ING Strategic Allocation Growth Fund seeks to provide capital appreciation.

ING Strategic Allocation Moderate Fund seeks to provide total return (I.E., income and capital appreciation, both realized and unrealized).

ALLOCATION OPTIONS

The ING Strategic Allocation Funds are asset allocation funds that have been designed for investors with different investment goals:

- Strategic Allocation Conservative is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.

- Strategic Allocation Growth is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.

- Strategic Allocation Moderate is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.

Investors should consult with their investment professional to determine whether an ING Strategic Allocation Fund is suited to their financial needs, investment time horizon and risk tolerance level.

ALLOCATION STRATEGIES

Under normal market conditions, the Sub-Adviser allocates the assets of each Fund, in varying degrees, among several classes of equities, fixed-income securities and money market instruments. The percentage weights of each Fund's assets allocated to each such asset class are described in the chart below. The asset allocation limits apply at the time of purchase of a particular security.


                                   ING                     ING                    ING
                           STRATEGIC ALLOCATION   STRATEGIC ALLOCATION   STRATEGIC ALLOCATION
ASSET CLASS                CONSERVATIVE FUND(1)        GROWTH FUND         MODERATE FUND(2)
EQUITIES
DOMESTIC STOCKS
Range                              0-70%                 10-100%                 0-75%
INTERNATIONAL STOCKS
Range                              0-20%                  0-30%                  0-20%
FIXED-INCOME
Range                              0-100%                 0-40%                  0-70%
MONEY MARKET INSTRUMENTS
Range                              0-30%                  0-30%                  0-30%

(1) ING Strategic Allocation Conservative Fund will invest no more than 35% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2) ING Strategic Allocation Moderate Fund will invest no more than 60% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

The Sub-Adviser uses a Composite Index as the benchmark index to which it compares the performance of each ING Strategic Allocation Fund. Each Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index. Each asset class comparative index that is blended into the benchmark Composite Index is described on page 24 of this Prospectus.

                                                                    MORGAN STANLEY
                                                                CAPITAL INTERNATIONAL                          91-DAY U.S.
                                              RUSSELL 3000(R)  EUROPE, AUSTRALASIA AND   LEHMAN BROTHERS(R)     TREASURY
COMPOSITE INDEX                                    INDEX          FAR EAST(R) INDEX     AGGREGATE BOND INDEX    BILL RATE
STRATEGIC ALLOCATION CONSERVATIVE COMPOSITE         35%                   0%                   55%                 10%
STRATEGIC ALLOCATION GROWTH COMPOSITE               70%                  10%                   20%                  0%
STRATEGIC ALLOCATION MODERATE COMPOSITE             55%                   5%                   35%                  5%


18 ING Strategic Allocation Funds

To remain consistent with each Fund's investment objective and intended level of risk tolerance, the Sub-Adviser has instituted both a benchmark percentage allocation and a Fund-level range allocation for each asset class set out above. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund-level range allows the Sub-Adviser to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.

Each Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on the Sub-Adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. The Sub-Adviser may vary each Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria the Sub-Adviser evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements.

PRINCIPAL INVESTMENT STRATEGIES

Set out below are the strategies employed by the Sub-Adviser in selecting investments for the ING Strategic Allocation Funds' equity, fixed-income, and money market securities asset classes. The segment of a Fund's assets that may be invested in each asset class are subject to the allocation ranges set out in the chart above.

EQUITY SECURITIES -- DOMESTIC STOCKS

LARGE-CAPITALIZATION STOCKS -- Each Fund may invest a segment of its assets in stocks included in the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index"). The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. At June 30, 2006, the smallest company in the S&P 500(R) Index had a market capitalization of $502 million, the largest company had a market capitalization of $371.2 billion and the average capitalization of all companies in the S&P 500(R) Index was $22.9 billion. In selecting large-capitalization stocks for each Fund, the Sub-Adviser attempts to overweight those stocks in the S&P 500(R) Index that it believes will outperform the Index, and underweight (or avoid altogether) those stocks that it believes will underperform the Index.

SMALL-/MID-CAPITALIZATION STOCKS -- The Funds may invest a segment of their assets in small- and mid-capitalization stocks (typically stocks included in the Standard & Poor's MidCap 400 Composite Stock Price Index ("S&P MidCap 400 Index"), the Standard & Poor's 600 Composite Stock Price Index ("S&P SmallCap 600 Index"), and the Russell 2500(R) Index). The S&P MidCap 400 Index and the S&P SmallCap 600 Index measure the performance of the 400 mid-capitalization and 600 small-capitalization companies, respectively, traded in the U.S. as selected by Standard & Poor's Corporation. The Russell 2500(R) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index. The market capitalization range of each Index is reset monthly and will change with market conditions as the range of the companies in each Index changes. At June 30, 2006, the market capitalization of the smallest company in the S&P MidCap 400 Index was $350.1 million and the largest company had a market capitalization of $14.8 billion. At June 30, 2006, the market capitalization of the smallest company in the S&P SmallCap 600 Index was $55 million and the largest company had a market capitalization of $3.7 billion.
At June 30, 2006, the market capitalization of the smallest company in the Russell 2500(R) Index was $83 million and the largest company had a market capitalization of $6.3 billion.

To evaluate which large-, mid- and small-capitalization stocks in which to invest, the Sub-Adviser uses various methods, including, but not limited, to internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each portfolio company and its potential for strong, sustained earnings growth.

EQUITY SECURITIES -- INTERNATIONAL STOCKS

The Sub-Adviser may invest a segment of each Fund's assets in international stocks. These securities may include common stocks as well as securities convertible into common stocks.

FIXED-INCOME SECURITIES

The Sub-Adviser will invest the segment of each Fund's assets allocated to fixed-income securities in a diversified portfolio of domestic and foreign fixed-income securities, including, but not limited to corporate, government and mortgage bonds, which, at the time of purchase, are rated at least BBB- by Standard & Poor's or Baa3 by Moody's or have an equivalent rating from another nationally recognized statistical rating organization, or, if unrated, are of comparable quality. Each Fund may also invest in international fixed-income securities and may invest up to 15% of the value of its total assets in high-yield (high risk) debt securities, commonly referred to as "junk bonds", rated below investment grade. The dollar-weighted average maturity of the fixed-income segment of the Fund's portfolio will generally range between three and ten years.

MONEY MARKET INSTRUMENTS; OTHER INVESTMENTS

MONEY MARKET INSTRUMENTS -- Each Fund may invest in high quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective. Such instruments may include high quality fixed-income securities denominated in U.S. dollars, with short remaining maturities, repurchase agreements, U.S. government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality.

OTHER INVESTMENTS -- Each Fund may, consistent with its investment objective and allocation strategy, invest in convertible securities, securities of foreign governments and supranational organizations, and municipal bonds, may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Funds may also use options and futures contracts involving securities, securities indices and interest rates. Each Fund may also invest in other investment companies, including exchange-traded funds (`ETFs'), HOLDRs and SPDRs to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act").

Each Fund may lend portfolio securities on a short-term basis, up to 33 1/3 of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

You could lose money on an investment in the Funds. The Funds may be affected by the following risks, among others:

ALLOCATION -- the success of each Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within these categories. Because

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                               ING Strategic Allocation Funds 19
each Fund's assets are allocated between equities, fixed-income securities and money market instruments, a Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. In addition, each asset type has risks that are somewhat unique and the performance of each Portfolio will vary to a greater or lesser extent depending on the size of the allocation.

PRICE VOLATILITY -- the value of each Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Each Fund invests in securities of larger companies, which sometimes have more stable prices than small companies. However, each Fund may also invest in small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

INTEREST RATE -- fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt.

CREDIT -- each Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. Each Fund may be subject to more credit risk than other funds because they may invest in high-yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

HIGH-YIELD, LOWER-GRADE DEBT SECURITIES -- when a Fund invests in debt securities rated below investment grade, its credit risk is greater than that of funds that buy only investment-grade debt securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Debt securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these debt securities may be less liquid, making it difficult for a Fund to sell them quickly at an acceptable price. These risks can reduce a Fund's share price and the income it earns.

REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at a specified date and price. If the seller defaults and the collateral value declines the Fund may incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Funds could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Funds may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Funds.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in a Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in a Fund is available in the "More Information About Risks" section.


20 ING Strategic Allocation Funds

                                      ING STRATEGIC ALLOCATION CONSERVATIVE FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of two broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                     [CHART]

1996   14.41
1997   12.52
1998    6.28
1999    7.46
2000    3.74
2001   (2.77)
2002   (5.18)
2003   13.29
2004    7.87
2005    3.53

            BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best:    2nd quarter   1997: 6.67%
Worst:   3rd quarter   2002: (6.74)%

   The Fund's Class I Shares' year-to-date total return as of June 30, 2006:

                                      1.14%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class I shares' performance to that of two broad measures of market performance -- the Lehman Brothers(R) Aggregate Bond Index ("LBAB Index") and the Strategic Allocation Conservative Composite Index. It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                                         1 YEAR   5 YEARS   10 YEARS
CLASS I RETURN BEFORE TAXES                                                          %     3.53     3.13      5.93
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS                                          %     2.40     2.26      4.26
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                  %     3.09     2.23      4.27
LBAB Index (reflects no deduction for fees, expenses or taxes)(3)                    %     2.43     5.87      6.16
Strategic Allocation Conservative Composite Index (reflects no deduction for fees,
expenses or taxes)(4)                                                                %     3.83     4.55      6.87

(1) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(2) Effective April 28, 2006, the Fund changed its name from ING Strategic Allocation Income Fund to ING Strategic Allocation Conservative Fund. Effective October 1, 2002, the Fund changed its name from ING Legacy Fund to ING Strategic Allocation Income Fund.

(3) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed-rate U.S. government, investment grade, mortgage-backed and corporate debt securities.

(4) The Strategic Allocation Conservative Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large-capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-capitalization stocks, small-/mid-capitalization stocks, and real estate stocks, and the category of international bonds was removed.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                   ING Strategic Allocation Conservative Fund 21

ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of two broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                     [CHART]

1996    23.17
1997    19.38
1998     4.54
1999    14.82
2000    (2.33)
2001   (12.01)
2002   (14.88)
2003    23.65
2004    11.89
2005     5.86

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best:    2nd quarter   2003: 13.36%
Worst:   3rd quarter   2002: (15.33)%

   The Fund's Class I Shares' year-to-date total return as of June 30, 2006:

                                     2.80%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class I shares' performance to that of two broad measures of market performance -- the Russell 3000(R) Index and the Strategic Allocation Growth Composite Index. It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                                          1 YEAR   5 YEARS   10 YEARS
CLASS I RETURN BEFORE TAXES                                           %    5.86      1.87      6.57
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS                           %    5.70      1.60      5.18
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES   %    4.04      1.48      5.05
Russell 3000(R) Index (reflects no deduction for fees,
expenses or taxes)(3)                                                 %    6.12      1.58      9.20
Strategic Allocation Growth Composite Index (reflects no deduction
for fees, expenses or taxes)(4)                                       %    6.22      4.24      8.35

(1) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(2) Effective October 1, 2002, the Fund changed its name from ING Ascent Fund to ING Strategic Allocation Growth Fund.

(3) The Russell 3000(R) Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(4) The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large capitalization stocks, 20% for small-/mid-capitalization stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large-capitalization stocks, 20% in small-/mid-capitalization stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-capitalization stocks, small-/mid-capitalization stocks, and real estate stocks, and the category of international bonds was removed.


22 ING Strategic Allocation Growth Fund

                                          ING STRATEGIC ALLOCATION MODERATE FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of two broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                     [CHART]

1996    18.59
1997    16.95
1998     4.11
1999    10.40
2000    (0.75)
2001    (7.51)
2002   (10.25)
2003    18.89
2004     9.89
2005     4.51

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best:    2nd quarter   2003:  10.43%
Worst:   3rd quarter   2002: (11.59)%

   The Fund's Class I Shares' year-to-date total return as of June 30, 2006:

                                     1.94%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class I shares' performance to that of two broad measures of market performance -- the Russell 3000(R) Index and the Strategic Allocation Moderate Composite Index. It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                           1 YEAR   5 YEARS   10 YEARS
CLASS I RETURN BEFORE TAXES                                            %    4.51      2.54      6.01
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS                            %    4.18      2.07      4.69
CLASS I RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES    %    3.18      1.93      4.57
Russell 3000(R) Index (reflects no deduction for fees,
expenses or taxes)(3)                                                  %    6.12      1.58      9.20
Strategic Allocation Moderate Composite Index (reflects no deduction
for fees, expenses or taxes)(4)                                        %    5.13      4.65      7.77

(1) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(2) Effective April 28, 2006, ING Strategic Allocation Balanced Fund changed its name to ING Strategic Allocation Moderate Fund. Effective October 1, 2002, the Fund changed its name from ING Crossroads Fund to ING Strategic Allocation Balanced Fund.

(3) The Russell 3000(R) Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(4) The Strategic Allocation Moderate Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large-capitalization stocks, 15% for small-/mid-capitalization stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds, and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large-capitalization stocks, 15% in small-/mid-capitalization stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-capitalization stocks, small-/mid-capitalization stocks, and real estate stocks, and the category of international bonds was removed.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                       ING Strategic Allocation Moderate Fund 23

BENCHMARK INDICES FOR STRATEGIC ALLOCATION FUNDS
--------------------------------------------------------------------------------

ASSET CLASS            ASSET CLASS COMPARATIVE INDICES
--------------------------------------------------------------------------------
Domestic Stocks        The Russell(R) 3000 Index measures the performance of the
                       3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

International Stocks   The Morgan Stanley Capital International Europe,
                       Australasia, and Far East(R) Index ("MSCI EAFE(R) Index") is a market value-weighted average of the performance of more than 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

U.S. Dollar Bonds      The Lehman Brothers(R) Aggregate Bond Index ("LBAB
                       Index") is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed and corporate debt securities.

Cash Equivalents       Three-month Treasury bills are U.S. government-backed
                       short-term investments considered to be relatively risk-free, and equivalent to cash because their maturity is only three months.


24 Benchmark Indices

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges you pay directly when you buy or sell shares, and operating expenses paid each year by a Fund. The table that follows shows the fees and the estimated operating expenses for each of the Funds. The estimated expenses are based on the expenses paid by the Funds in the fiscal year ended May 31, 2006. Actual expenses paid by each Fund may vary from year to year.

FEES YOU PAY DIRECTLY                                                    CLASS I
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING PRICE)          none
MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES PRICE,
   WHICHEVER IS LESS)                                                       none

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS I

                                                         DISTRIBUTION                   TOTAL                            NET
                                                         AND SERVICE                     FUND          WAIVERS,          FUND
                                            MANAGEMENT     (12b-1)         OTHER      OPERATING     REIMBURSEMENTS    OPERATING
FUND                                            FEE         FEES        EXPENSES(2)    EXPENSES   AND RECOUPMENT(3)    EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
ING Balanced                            %      0.75            --           0.40         1.15              --            1.15
ING Growth and Income                   %      0.70            --           0.32         1.02              --            1.02
ING Growth                              %      0.70            --           0.31         1.01              --            1.01
ING Small Company                       %      0.85            --           0.30         1.15              --            1.15
ING Index Plus LargeCap                 %      0.45            --           0.25         0.70              --            0.70
ING Index Plus MidCap                   %      0.45            --           0.28         0.73            0.02            0.75
ING Index Plus SmallCap                 %      0.45            --           0.37         0.82           (0.07)           0.75
ING Strategic Allocation Conservative   %      0.80            --           0.33         1.13           (0.23)           0.90
ING Strategic Allocation Growth         %      0.80            --           0.23         1.03           (0.03)           1.00
ING Strategic Allocation Moderate       %      0.80            --           0.24         1.04           (0.09)           0.95
-------------------------------------------------------------------------------------------------------------------------------

(1) This table shows the estimated operating expenses for Class I shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Fund, has agreed.

(2) ING Funds Services, LLC receives an annual administration fee equal to 0.08% of each Fund's average daily net assets.

(3) ING Investments, LLC, has entered into a written expense limitation agreement with each Fund (except ING Balanced Fund, ING Growth and Income Fund and ING Growth Fund) under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC, is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limit for each Fund is shown as "Net Fund Operating Expenses." The expense limits will continue through at least October 1, 2007. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the Company upon at least 90 days' prior written notice to ING Investments, LLC.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                       What You Pay to Invest 25

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLE

[GRAPHIC]

The Example that follows is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invested $10,000, that you reinvested all your dividends, that the Fund earned an average annual return of 5.00%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS I

FUND                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------
ING Balanced                               $     117      365       633       1,398
ING Growth and Income                      $     104      325       563       1,248
ING Growth                                 $     103      322       558       1,236
ING Small Company                          $     103      322       558       1,236
ING Index Plus LargeCap(1)                 $     117      365       633       1,398
ING Index Plus MidCap(1)                   $      77      235       408         908
ING Index Plus SmallCap(1)                 $      77      255       448       1,007
ING Strategic Allocation Conservative(1)   $      92      336       600       1,354
ING Strategic Allocation Growth(1)         $     102      325       566       1,257
ING Strategic Allocation Moderate(1)       $      97      322       565       1,263
------------------------------------------------------------------------------------

(1) The Example reflects the expense limitation agreements/waivers for the one-year period and the first year of the three-, five-, and ten year periods.


26 What You Pay to Invest

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

PURCHASE OF SHARES

The minimum initial investment amount for Class I shares is $250,000. Class I shares are available only to (i) qualified retirement plans such as 401(a), 401(k) or other defined contribution plans and defined benefit plans; (ii) insurance companies and foundations investing for their own account; (iii) wrap programs offered by broker-dealers and financial institutions; (iv) accounts of or managed by trust departments; (v) retirement plans affiliated with ING Groep N.V.; (vi) ING Groep N.V. affiliates for purposes of corporate cash management;
(vii) by other ING Funds in the ING Family of Funds; and (viii) shareholders holding Class I shares as of February 28, 2002, as long as they maintain a shareholder account.

There are no investment minimums for any subsequent investments.

Make your investment using the methods outlined in the table on the right.

More information may be found on the Funds' website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. Certain Funds offer additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for those funds.

The Funds and ING Funds Distributor, LLC ("Distributor") reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $250,000.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds, the Distributor, or a third-party selling you for the Fund must obtain the following information for each person that opens an account:

-    Name;

-    Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

         METHOD              INITIAL INVESTMENT         ADDITIONAL INVESTMENT
-----------------------   ------------------------   --------------------------
BY CONTACTING YOUR        An investment                Visit or consult an
INVESTMENT PROFESSIONAL   professional with an         investment professional.
                          authorized firm can help
                          you establish and
                          maintain your account.

BY MAIL                   Visit or consult an        Fill out the Account
                          investment professional.   Additions form included
                          Make your check payable    on the bottom of your
                          to the ING Funds and mail  account statement along
                          it, along with a           with your check payable
                          completed Account          to the ING Funds and mail
                          Application. Please        them to the address on
                          indicate your investment   the account statement.
                          professional on the New    Remember to write your
                          Account Application.       account number on the
                                                     check.

BY WIRE                   Call the ING Operations    Wire the funds in the
                          Department at (800)        same manner described
                          992-0180 and select        under Initial Investment.
                          Option 4 to obtain an
                          account number and
                          indicate your investment
                          professional on the
                          account.

                          Instruct your bank to
                          wire funds to the Fund in
                          the care of:

                          State Street Bank and
                          Trust Company ABA
                          #101003621 Kansas City,
                          MO credit to: __________
                          (the Fund)
                          A/C #751-8315; for
                          further credit to
                          Shareholder
                          A/C # __________________
                          (A/C # you
                          received over the
                          telephone)

                          Shareholder Name:
                          ________________________
                          (Your Name Here)

                          After wiring funds you
                          must complete the Account
                          Application and send it
                          to:

                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO
                          64121-9368

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                            Shareholder Guide 27

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

FREQUENT TRADING - MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current net asset value ("NAV"), causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Funds' Board of Directors ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund. Consistent with this policy, the Funds monitor trading activity. Shareholders may make exchanges among their accounts with ING Funds 4 times each year. All exchanges occuring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for these purposes. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January 1 of each year, the restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Funds reserve the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Funds also reserve the right to modify the frequent trading-market timing policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, recordkeepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Funds must rely on the financial intermediary to monitor frequent, short-term trading within the Funds by the financial intermediary's customers. The Funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' administrator, ING Funds Services, LLC.

RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for corporations and for self-employed individuals. They also have available prototype, IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.


28 Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

You may redeem shares by using the methods outlined in the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

-    Your account must have a current value of at least $250,000.

-    Minimum withdrawal amount is $1,000.

-    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, refer to the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

METHOD                          PROCEDURES

BY CONTACTING YOUR        You may redeem shares by contacting your investment
INVESTMENT PROFESSIONAL   professional. Investment professionals may charge for
                          their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

BY MAIL Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368

                          If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

BY TELEPHONE --           You may redeem shares by telephone on all accounts
EXPEDITED REDEMPTION      other than retirement accounts, unless you check the
                          box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services
                          Representative at (800) 992-0180.

                          RECEIVING PROCEEDS BY CHECK:

                          You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with the ING Funds for at least 30 days.

                          RECEIVING PROCEEDS BY WIRE:

                          You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                            Shareholder Guide 29

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SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

HOW WE COMPENSATE INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, "ING") may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Funds' Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by a Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a Fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these brokers-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of a Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of a Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.

The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. The Sub-Adviser of the Funds may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest, Inc.; A.G. Edwards & Sons; Charles Schwab & Co., Inc.; Citigroup; Directed Services, Inc.; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors, LLC; ING Financial Partners, Inc.; ING Life Insurance and Annuity Company; Legg Mason Wood Walker, Inc.; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co.; Pershing Sweep; Primevest Financial Services, Inc.; Raymond James Financial Services; RBC Dain Rauscher, Inc.; UBS Financial Services, Inc.; Wachovia Securities, Inc.; and Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

NET ASSET VALUE

The NAV per share for each class of each Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are


30 Shareholder Guide

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TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

When market quotations are not available or are deemed unreliable, a Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Funds' Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

-    Securities of an issuer that has entered into a restructuring;

-    Securities whose trading has been halted or suspended;

- Fixed income securities that have gone into default and for which there are no current market value quotations; and

-    Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determines their NAV per share.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire; however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange Class I shares of a Fund for Class I shares of any other ING Fund. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any ING Fund should carefully review the prospectus of that Fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                            Shareholder Guide 31

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SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' prior written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund minimum. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy promise that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies thirty days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., each Fund will post the quarter ending June 30 holdings on August 1). Each Fund's portfolio holdings schedule will, at a minimum, remain available on the Fund's website until a Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.


32 Shareholder Guide

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ADVISER AND SUB-ADVISER                                  MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

ADVISER

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of June 30, 2006, ING Investments managed approximately $44.9 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

FUND                              MANAGEMENT FEE
ING Balanced                            0.77%
ING Growth and Income                   0.70
ING Growth                              0.70
ING Small Company                       0.85
ING Index Plus LargeCap                 0.45
ING Index Plus MidCap                   0.45
ING Index Plus SmallCap                 0.45
ING Strategic Allocation Conservative   0.80
ING Strategic Allocation Growth         0.80
ING Strategic Allocation Moderate       0.80

For information regarding the basis for the Board's approval of the investment advisory and investment sub-advisory relationships, please refer to the Funds' annual shareholder report dated May 31, 2006.

SUB-ADVISER

ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. The sub-adviser has, at least in part, been selected on the basis of its successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or a Fund's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day to-day investment management of the Fund.

ING Investments acts as a "manager-of-managers" for ING Growth and Income
Fund. ING Investments delegates to the sub-adviser of ING Growth and Income Fund the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of ING Growth and Income Fund. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-advisers to ING Growth and Income Fund's Board. ING Growth and Income Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of ING Growth and Income Fund's Board, to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of ING Growth and Income Fund's shareholders. ING Growth and Income Fund will notify shareholders of any change in the identity of a sub-adviser of ING Growth and Income Fund. In this event, the name of ING Growth and Income Fund and its principal investment strategies may also change.

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, serves as the Sub-Adviser to each Fund. ING IM is responsible for managing the assets of the Funds in accordance with the Funds' investment objectives and policies, subject to oversight by ING Investments and the Funds' Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep, and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of June 30, 2006, ING IM managed approximately $61 billion in assets.

The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

Prior to March 31, 2002, ING IM served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.

ING BALANCED FUND

The following individuals share responsibility for the day-to-day management of ING Balanced Fund:

The equity portion of the Fund has been managed by Omar Aguilar, Ph.D. since December 2005. Dr. Aguilar has been with ING IM since July 2004 and is Head of Quantitative Equity Research. He previously served as head of Lehman Brothers' quantitative research for their alternative investment management business since 2002. Prior to that, Dr. Aguilar was

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                      Management of the Funds 33

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MANAGEMENT OF THE FUNDS                                  ADVISER AND SUB-ADVISER

--------------------------------------------------------------------------------

director of quantitative research and a portfolio manager with Merrill Lynch Investment Management since 1999.

Mary Ann Fernandez, Portfolio Manager, has managed the overall asset allocation of the Fund since 2005. Ms. Fernandez joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and ING GET Funds. Ms. Fernandez is also involved in the management and marketing of certain equity strategies managed by ING IM.

James B. Kauffmann, Portfolio Manager, has managed the fixed-income portion of the Fund since 2002. Mr. Kauffmann is the Head of Fixed Income for ING Investment Management and is responsible for overseeing $60 billion of institutional and mutual fund assets. Mr. Kauffmann has been in ING IM's fixed-income group as a portfolio manager since he joined ING IM in 1996 and has over 19 years of investment experience. Prior to joining ING IM he was a senior fixed-income portfolio manager with Alfa Investments Inc., worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

ING GROWTH AND INCOME FUND

The following individuals share responsibility for the day-to-day management of ING Growth and Income Fund:

Christopher F. Corapi, Portfolio Manager and Director of Fundamental Equity Research, ING IM, has co-managed the Fund since 2006. Mr. Corapi joined ING IM in February 2004 and has over 21 years of investment experience. Prior to joining ING IM, Mr. Corapi served as Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

Scott Lewis, Portfolio Manager, has co-managed the Fund since 2006. Mr. Lewis joined ING IM in May 2004 and has over 23 years of investment experience. Mr. Lewis joined ING IM from Credit Suisse Asset Management ("CSAM"), where he worked for 18 years both with CSAM and its predecessor Warburg Pincus. Most recently, he served as managing director and portfolio manager, having previously been head of U.S. equity research.

ING GROWTH FUND

The following individuals share responsibility for the day-to-day management of ING Growth Fund:

Kenneth Bragdon, Portfolio Manager, managed the Fund since May 1998. Since 2004, Mr. Bragdon has co-managed the Fund with Mr. Welsh. Mr. Bragdon has over 30 years of investment experience, including more than 20 years with ING IM.

Richard Welsh, Portfolio Manager, has co-managed the Fund since 2004. Mr. Welsh joined ING in 2004 and has 16 years of investment management experience. Mr. Welsh joined ING IM from Columbus Circle Investors where he was senior investment analyst of their large-capitalization core and large-capitalization growth disciplines. Prior to that, Mr. Welsh was a portfolio manager with Evergreen Funds and American Century Investments.

ING SMALL COMPANY FUND

The following individuals share responsibility for the day-to-day management of ING Small Company Fund:

Joseph Basset, CFA, Portfolio Manager, has co-managed the Fund since May 2006. He joined ING IM in June 2005. He has 10 years of investment management experience and 8 years teaching economics and finance at the university level. Prior to joining ING IM, Mr. Basset had been employed by Banc One since 1998 where he covered semiconductor, information technology and communications equipment companies and co-managed the One Group Technology Fund.

Steve Salopek, Portfolio Manager, managed the Fund from July 2005 to May 2006. Since May 2006, Mr. Salopek has co-managed the Fund with Mr. Basset. Prior to joining ING IM in June 2005, Mr. Salopek served as a portfolio manager with Banc One Investment Advisers from 1999-2004, where he directed $700 million in small-capitalization growth assets.

ING INDEX PLUS FUNDS

ING INDEX PLUS LARGECAP, ING INDEX PLUS MIDCAP AND ING INDEX PLUS SMALLCAP FUNDS

The following individuals share responsibility for the day-to-day management of the ING Index Plus Funds:

Omar Aguilar, Ph.D. has co-managed the ING Index Plus Funds since December 2005. Dr. Aguilar has been with ING IM since July 2004 and is Head of Quantitative Equity Research. He previously served as head of Lehman Brothers' quantitative research for their alternative investment management business since 2002. Prior to that, Dr. Aguilar was director of quantitative research and a portfolio manager with Merrill Lynch Investment Management since 1999.

Vincent Costa, Portfolio Manager, has co-managed the ING Index Plus Funds since May 2006. He joined ING IM in April 2006 as Senior Quantitative Portfolio Manager from Merrill Lynch Investment Managers where he had been employed since 1999, most recently as Managing Director and Chief Investment Officer for that firm's Quantitative Investment strategies. He has 20 years of investment experience.

Douglas Cote, Portfolio Manager, has co-managed the ING Index Funds since March 2001. Mr. Cote has been serving as a quantitative equity analyst with ING IM since 1994.


34 Management of the Funds

ADVISER AND SUB-ADVISER                                  MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

ING STRATEGIC ALLOCATION FUNDS

ING STRATEGIC ALLOCATION CONSERVATIVE, ING STRATEGIC ALLOCATION GROWTH AND ING STRATEGIC ALLOCATION MODERATE FUNDS

The following individuals share responsibility for the day-to-day management of the ING Strategic Allocation Funds:

Mary Ann Fernandez, Portfolio Manager, managed the Strategic Allocation Funds since 2002. Since May 2006, Ms. Fernandez has co-managed the Funds with Mr. Gendreau. Ms. Fernandez joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and GET Funds. Ms. Fernandez is also involved in the management and marketing of certain equity strategies managed by ING IM.

Brian Gendreau, Ph.D., Portfolio Manager, had co-managed the Strategic Allocation Funds since May 2006. Mr. Gendreau joined ING IM as an Investment Strategist in September 2004 from Heckman Global Advisors, where he managed their Emerging Market Equity Allocation products since October 2002. Prior to that, Dr. Gendreau was a Director and Market Strategist within Salomon Smith Barney's Institutional Investor-ranked Asset Allocation team, where he had been employed since 1997. Earlier he worked at JPMorgan as Vice President in the Economic Research Department. He also served as an Economist for the Federal Reserve Bank of Philadelphia and the Board of Governors of the Federal Reserve System.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                      Management of the Funds 35

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as your hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Sub-Adviser can decide whether to use them or not. The Funds named below may invest in these securities or use these techniques as part of a Fund's principal investment strategies. However, the Adviser or the Sub-Adviser of any Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategies.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

CONVERTIBLE AND DEBT SECURITIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND AND ING SMALL COMPANY
FUND). The price of a convertible and debt security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible and debt securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible and debt securities are often lower rated securities. A Fund may be required to redeem or convert a convertible and debt security before the holder would otherwise choose.

DERIVATIVES (ALL FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Not all of the Funds invest in these types of derivatives, so please check the description of each Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

FOREIGN SECURITIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, AND ING INDEX PLUS SMALLCAP FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a Fund.

HIGH-YIELD, LOWER-GRADE DEBT SECURITIES (ING BALANCED FUND, ING STRATEGIC ALLOCATION CONSERVATIVE FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION MODERATE FUND). Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual


36 More Information About Risks

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corporate developments. High-yield debt securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield debt securities.

MORTGAGE-RELATED SECURITIES (ING BALANCED FUND, ING STRATEGIC ALLOCATION CONSERVATIVE FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION MODERATE FUND). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgage will be subject to normal principal amortization and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations, and thus, are subject to risk of default.

OTHER INVESTMENT COMPANIES (ING STRATEGIC ALLOCATION CONSERVATIVE FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION MODERATE FUND). Each Fund may invest in other investment companies to the extent permitted by the 1940 Act and the rules thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stock ("QQQQ"), Dow Jones Industrial Average Trading Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

REPURCHASE AGREEMENTS (ING STRATEGIC ALLOCATION CONSERVATIVE FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION MODERATE FUND). Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed-upon date and price. If the seller defaults and the collateral value declines, a Fund might incur a loss. If the seller declares bankruptcy, a Fund may not be able to sell the collateral at the desired time.

SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND). Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS (ING BALANCED FUND, ING STRATEGIC ALLOCATION CONSERVATIVE FUND, ING STRATEGIC ALLOCATION GROWTH FUND AND ING STRATEGIC ALLOCATION MODERATE FUND). Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

PORTFOLIO TURNOVER (ALL FUNDS EXCEPT ING GROWTH AND INCOME FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND AND ING SMALL COMPANY FUND). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders,

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                 More Information About Risks 37

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MORE INFORMATION ABOUT RISKS
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which may have an adverse effect on the performance of the Fund.

OTHER RISKS

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of a Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INDEX STRATEGY. A Fund may use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between a Fund and index performance may be affected by the Fund's expenses, and the timing of purchases and redemptions of a Fund's shares.

INTERESTS IN LOANS. Participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

MANAGEMENT. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

PAIRING-OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, I.E., securities subject to legal or contractual restrictions on resale, may be illiquid.


38 More Information About Risks

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However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

All Funds (other than ING Balanced Fund and ING Strategic Allocation Funds) will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and in this Prospectus.Shorting "against the box" means the Fund already owns an equal amount of such securities as those securities sold short.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                 More Information About Risks 39

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DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Funds generally distribute most or all of their net earnings in the form of dividends and capital gain distributions. Each Fund pays dividends if any, as follows:

ANNUALLY(1)                    ANNUALLY(2)
-----------                    -----------
ING Growth Fund                ING Balanced Fund
ING Small Company Fund         ING Growth and Income Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING Strategic Allocation
   Conservative Fund
ING Strategic Allocation
   Growth Fund
ING Strategic Allocation
   Moderate Fund

(1)  Distributions are normally expected to consist primarily of capital gains.

(2)  Dividends are normally expected to consist of ordinary income.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of a Fund invested in another ING Fund that offers Class I shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest income are not eligible for the reductions in rates described below.

Current tax law provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by a Fund. Although these rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as a "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the day shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Please see the SAI for further information regarding tax matters.


40 Dividends, Distributions and Taxes

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's Class I Shares' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent registered public accounting firm, along with the Funds' financial statements, is included in the Funds' annual shareholder report, which is incorporated by reference into the SAI and is available upon request.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                         Financial Highlights 41

ING BALANCED FUND                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                CLASS I
                                                   ---------------------------------------------------------------
                                                                                        SEVEN MONTHS      YEAR
                                                           YEAR ENDED MAY 31,               ENDED         ENDED
                                                   ---------------------------------       MAY 31,     OCTOBER 31,
                                                    2006     2005     2004      2003       2002(1)         2001
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period        $    12.34    11.67    10.85    11.08        11.02         14.10
   Income (loss) from investment operations:
   Net investment income                       $     0.21     0.21     0.16     0.14         0.11          0.26
   Net realized and unrealized gain (loss)
      on investments                           $     0.30     0.81     0.87    (0.25)        0.11         (1.85)
   Total from investment operations            $     0.51     1.02     1.03    (0.11)        0.22         (1.59)
   Less distributions from:
   Net investment income                       $     0.20     0.23     0.21     0.12         0.16          0.28
   Net realized gains on investments           $     0.83     0.12       --       --           --          1.21
   Total distributions                         $     1.03     0.35     0.21     0.12         0.16          1.49
   Net asset value, end of period              $    11.82    12.34    11.67    10.85        11.08         11.02
   TOTAL RETURN(2)                             %     4.23     8.85     9.65    (0.93)        2.02        (12.16)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $   35,141   33,380   37,852   50,343       65,971        71,759
   Ratios to average net assets:
   Expenses(3)                                 %     1.15     1.08     1.07     1.17         1.14          1.10
   Net investment income(3)                    %     1.67     1.73     1.36     1.27         1.57          2.06
   Portfolio turnover rate                     %      309      289      302      379          118           180

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.


42 ING Balanced Fund

FINANCIAL HIGHLIGHTS                                  ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                          CLASS I
                                                                ----------------------------------------------------------
                                                                                                      SEVEN
                                                                                                      MONTHS      YEAR
                                                                        YEAR ENDED MAY 31,            ENDED       ENDED
                                                                ----------------------------------   MAY 31,   OCTOBER 31,
                                                                 2006     2005     2004      2003    2002(1)       2001
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $    10.18     9.42     8.15      9.49      9.54       14.26
   Income (loss) from investment operations:
   Net investment income                                    $     0.22*    0.20     0.10*     0.06      0.02        0.05
   Net realized and unrealized gain (loss) on investments   $     0.89     0.79     1.21     (1.33)    (0.03)      (3.99)
   Total from investment operations                         $     1.11     0.99     1.31     (1.27)    (0.01)      (3.94)
   Less distributions from:
   Net investment income                                    $     0.21     0.23     0.04      0.07      0.04        0.04
   Net realized gains on investments                        $       --      --        --       --         --        0.74
   Total distributions                                      $     0.21     0.23     0.04      0.07      0.04        0.78
   Net asset value, end of period                           $    11.08    10.18     9.42      8.15      9.49        9.54
   TOTAL RETURN(2)                                          %    11.01    10.72    16.10    (13.37)    (0.10)     (28.93)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000s)                         $   30,487   41,923   51,609   187,417   258,081     296,248
   Ratios to average net assets:
   Net expenses after brokerage
   commission recapture(3)                                  %     1.02     0.98     0.90      0.93      0.91        0.86
   Gross expenses prior to brokerage
   commission recapture                                     %     1.02     0.99     0.90      0.93      0.91        0.86
   Net investment income after brokerage
   commission recapture(3)                                  %     2.08     1.89     0.95      0.72      0.34        0.38
   Portfolio turnover rate                                  %       23       31      213       225       132         194

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

* Per share data calculated using average number of shares outstanding throughout the period.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                   ING Growth and Income Fund 43

ING GROWTH FUND                                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                          CLASS I
                                                                ----------------------------------------------------------
                                                                                                      SEVEN
                                                                                                      MONTHS       YEAR
                                                                        YEAR ENDED MAY 31,            ENDED       ENDED
                                                                ----------------------------------   MAY 31,   OCTOBER 31,
                                                                 2006     2005     2004      2003    2002(1)       2001
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $    12.47    11.72    10.25     11.51     11.95      22.98
   Income (loss) from investment operations:
   Net investment income (loss)                             $    (0.04)*   0.06    (0.03)    (0.01)    (0.03)     (0.04)
   Net realized and unrealized gain (loss) on investments   $     0.94     0.69     1.50     (1.25)    (0.41)     (8.39)
   Total from investment operations                         $     0.90     0.75     1.47     (1.26)    (0.44)     (8.43)
   Less distributions from:
   Net investment income                                    $     0.04       --       --        --        --       2.60
   Total distributions                                      $     0.04       --       --        --        --       2.60
   Net asset value, end of period                           $    13.33    12.47    11.72     10.25     11.51      11.95
   TOTAL RETURN(2)                                          %     7.22     6.40    14.34    (10.95)    (3.68)    (40.54)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000s)                         $   21,383   33,906   39,184   103,442   124,351    141,232
   Ratios to average net assets:
   Expenses(3)                                              %     1.01     0.96     0.93      0.99      0.96       0.91
   Net investment income (loss)(3)                          %   (0.30)     0.46    (0.10)    (0.13)    (0.42)     (0.28)
   Portfolio turnover rate                                  %      147      140      147       197       143        199

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

* Per share data calculated using average number of shares outstanding throughout the period.


44 ING Growth Fund

FINANCIAL HIGHLIGHTS                                      ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                          CLASS I
                                                                -----------------------------------------------------------
                                                                                                       SEVEN
                                                                                                      MONTHS       YEAR
                                                                         YEAR ENDED MAY 1,             ENDED       ENDED
                                                                -----------------------------------   MAY 31,   OCTOBER 31,
                                                                 2006     2005      2004      2003    2002(1)      2001
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $    17.11    15.69     12.49     14.15     13.17      15.26
   Income (loss) from investment operations:
   Net investment income (loss)                             $    (0.02)   (0.01)     0.04      0.02     (0.01)      0.07
   Net realized and unrealized gain (loss) on investments   $     3.94     1.43      3.18     (1.68)     1.03      (1.34)
   Total from investment operations                         $     3.92     1.42      3.22     (1.66)     1.02      (1.27)
   Less distributions from:
   Net investment income                                    $       --       --      0.02        --      0.04       0.08
   Net realized gains on investments                        $     1.86       --        --        --        --       0.74
   Total distributions                                      $     1.86       --      0.02        --      0.04       0.82
   Net asset value, end of period                           $    19.17    17.11     15.69     12.49     14.15      13.17
   TOTAL RETURN(2)                                          %    23.80     9.05     25.75    (11.73)     7.74      (8.41)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $   17,500   23,581   155,583   167,174   214,459    183,569
   Ratios to average net assets:
   Expenses(3)(4)                                           %     1.15     1.11      1.03      1.13      1.07       1.09
   Net investment income (loss) after
   expense reimbursement(3)(4)                              %    (0.08)   (0.01)     0.22      0.17     (0.11)      0.50
   Portfolio turnover rate                                  %       75       47       123       322       200        257

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                       ING Small Company Fund 45

ING INDEX PLUS LARGECAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                 CLASS I
                                                   ------------------------------------------------------------------
                                                             YEAR ENDED MAY 31,            SEVEN MONTHS    YEAR ENDED
                                                   ------------------------------------   ENDED MAY 31,   OCTOBER 31,
                                                    2006      2005      2004      2003       2002(1)          2001
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period        $    15.34     14.31     12.37     13.78        13.83          18.79
   Income (loss) from investment operations:
   Net investment income                       $     0.18*     0.21      0.15      0.14         0.07           0.14
   Net realized and unrealized gain (loss)
      on investments                           $     0.94      1.02      1.90     (1.41)        0.01          (5.01)
   Total from investment operations            $     1.12      1.23      2.05     (1.27)        0.08          (4.87)
   Less distributions from:
   Net investment income                       $     0.17      0.20      0.11      0.14         0.13           0.09
   Total distributions                         $     0.17      0.20      0.11      0.14         0.13           0.09
   Net asset value, end of period              $    16.29     15.34     14.31     12.37        13.78          13.83
   TOTAL RETURN(2)                             %     7.29      8.62     16.69     (9.18)        0.51         (26.03)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $   91,633   120,969   129,534   149,091      155,948        136,852
   Ratios to average net assets:
   Net expenses after expense
   reimbursement/recoupment(3)(4)              %     0.70      0.68      0.69      0.70         0.69           0.66
   Gross expenses prior to expense
      reimbursement/recoupment(3)              %     0.70      0.68      0.68      0.72         0.69           0.66
   Net investment income after
   reimbursement/recoupment(3)(4)              %     1.14      1.34      1.01      1.13         0.81           0.83
   Portfolio turnover rate                     %      133        78        79       112           87            117

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using weighted average number of shares outstanding throughout the period.


46 ING Index Plus LargeCap Fund

FINANCIAL HIGHLIGHTS                                  ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                               CLASS I
                                                   ---------------------------------------------------------------
                                                           YEAR ENDED MAY 31,           SEVEN MONTHS    YEAR ENDED
                                                   ---------------------------------   ENDED MAY 31,   OCTOBER 31,
                                                    2006     2005     2004     2003       2002(1)         2001
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period        $    16.43    14.60    11.74    13.00       11.05          14.78
   Income (loss) from investment operations:
   Net investment income                       $     0.10*    0.06     0.06     0.05        0.04           0.11
   Net realized and unrealized gain (loss)
      on investments                           $     2.19     1.87     2.83    (1.21)       1.96          (1.78)
   Total from investment operations            $     2.29     1.93     2.89    (1.16)       2.00          (1.67)
   Less distributions from:
   Net investment income                       $     0.07     0.04     0.03       --        0.05           0.04
   Net realized gain from investments          $     0.75     0.06       --     0.10          --           2.02
   Total distributions                         $     0.82     0.10     0.03     0.10        0.05           2.06
   Net asset value, end of period              $    17.90    16.43    14.60    11.74       13.00          11.05
   TOTAL RETURN(2)                             %    14.13    13.23    24.61    (8.89)      18.13         (12.52)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $   29,278   45,120   21,187   12,007      11,459            456
   Ratios to average net assets:
   Net expenses after expense
   reimbursement/recoupment(3)(4)              %     0.75     0.75     0.75     0.75        0.75           0.75
   Gross expenses prior to expense
      reimbursement/recoupment(3)              %     0.73     0.74     0.86     1.13        1.06           1.25
   Net investment income after expense
   reimbursement/recoupment(3)(4)              %     0.54     0.56     0.54     0.50        0.37           0.53
   Portfolio turnover rate                     %      111       93      112      128         190            181

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                   ING Index Plus MidCap Fund 47

ING INDEX PLUS SMALLCAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                              CLASS I
                                                   ------------------------------------------------------------
                                                         YEAR  ENDED MAY 31,         SEVEN MONTHS    YEAR ENDED
                                                   ------------------------------   ENDED MAY 31,   OCTOBER 31,
                                                    2006     2005    2004    2003      2002(1)          2001
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period        $    16.75   14.94   11.55   12.90       10.80          11.66
   Income (loss) from investment operations:
   Net investment income                       $     0.04*   0.04    0.02    0.01        0.07           0.01
   Net realized and unrealized gain (loss)
      on investments                           $     2.75    2.30    3.37   (1.23)       2.03          (0.87)
   Total from investment operations            $     2.79    2.34    3.39   (1.22)       2.10          (0.86)
   Less distributions from:
   Net realized gain from investments          $     0.37    0.53      --    0.13          --             --
   Total distributions                         $     0.37    0.53      --    0.13          --             --
   Net asset value, end of period              $    19.17   16.75   14.94   11.55       12.90          10.80
   TOTAL RETURN(2)                             %    16.77   15.74   29.35   (9.40)      19.44          (7.38)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)           $   13,787   7,414   1,705     955         322          3,600
   Ratios to average net assets:
   Net expenses after expense
      reimbursement (3)(4)                     %     0.75    0.75    0.74    0.73        0.75           0.75
   Gross expenses prior to expense
      reimbursement(3)                         %     0.82    0.87    1.14    2.12        1.86           1.85
   Net investment income after
      reimbursement(3)(4)                      %     0.23    0.38    0.14    0.18        0.10           0.09
   Portfolio turnover rate                     %      109      83     126     129          61            118

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using weighted average number of shares outstanding throughout the period.


48 ING Index Plus SmallCap Fund

FINANCIAL HIGHLIGHTS                  ING STRATEGIC ALLOCATION CONSERVATIVE FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                           CLASS I
                                                                ------------------------------------------------------------
                                                                                                  SEVEN MONTHS      YEAR
                                                                       YEAR ENDED MAY 31,             ENDED         ENDED
                                                                -------------------------------      MAY 31,     OCTOBER 31,
                                                                2006     2005     2004    2003       2002(1)         2001
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $   10.77    10.18    9.59    9.84         9.82          10.73
   Income (loss) from investment operations:
   Net investment income                                    $    0.27*    0.24    0.20    0.20         0.13           0.37
   Net realized and unrealized gain (loss) on investments   $    0.17     0.57    0.52   (0.29)        0.29          (0.92)
   Total from investment operations                         $    0.44     0.81    0.72   (0.09)        0.42          (0.55)
   Less distributions from:
   Net investment income                                    $    0.25     0.22    0.13    0.16         0.40           0.36
   Net realized gain from investments                       $    0.34       --      --      --           --             --
   Total distributions                                      $    0.59     0.22    0.13    0.16         0.40           0.36
   Net asset value, end of period                           $   10.62    10.77   10.18    9.59         9.84           9.82
   TOTAL RETURN(2)                                          %    4.13     8.05    7.57   (0.87)        4.34          (5.24)
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $   8,609   10,308  10,758   18,127      18,994         20,201
   Ratios to average net assets:
   Net expenses after expense
   reimbursement(3)(4)                                      %    0.90     0.90    0.90     0.90        0.90           0.90
   Gross expenses prior to expense reimbursement(3)         %    1.13     1.12    1.17     1.40        1.31           1.25
   Net investment income after
   reimbursement(3)(4)                                      %    2.52     2.15    1.63     2.07        2.25           3.30
   Portfolio turnover rate                                  %     364      327     372      286         101            165

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                   ING Strategic Allocation Conservative Fund 49

ING STRATEGIC ALLOCATION GROWTH FUND                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                            CLASS I
                                                                --------------------------------------------------------------
                                                                                                    SEVEN MONTHS      YEAR
                                                                       YEAR ENDED MAY 31,               ENDED         ENDED
                                                                ---------------------------------      MAY 31,     OCTOBER 31,
                                                                 2006     2005      2004    2003       2002(1)         2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $    11.52    10.57     9.29    10.12         9.60        12.03
   Income (loss) from investment operations:
   Net investment income                                    $     0.16*    0.15     0.11     0.10         0.05         0.17
   Net realized and unrealized gain (loss) on investments   $     0.91     0.94     1.28    (0.89)        0.62        (2.44)
   Total from investment operations                         $     1.07     1.09     1.39    (0.79)        0.67        (2.27)
   Less distributions from:
   Net investment income                                    $     0.13     0.14     0.11     0.04         0.15         0.16
   Total distributions                                      $     0.13     0.14     0.11     0.04         0.15         0.16
   Net asset value, end of period                           $    12.46    11.52    10.57     9.29        10.12         9.60
   TOTAL RETURN(2)                                          %     9.31    10.37    15.05    (7.73)        7.05       (19.05)
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $   22,489   20,998   22,092   24,707       29,599       30,463
   Ratios to average net assets:
   Net expenses after expense
   reimbursement(3)(4)                                      %     1.00     1.00     1.00     1.00         1.00         1.00
   Gross expenses prior to expense reimbursement(3)         %     1.03     1.14     1.13     1.39         1.25         1.16
   Net investment income after
   reimbursement(3)(4)                                      %     1.34     1.27     0.98     1.14         0.86         1.48
   Portfolio turnover rate                                  %      242      224      222      236          149          242

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.


50 ING Strategic Allocation Growth Fund

FINANCIAL HIGHLIGHTS                      ING STRATEGIC ALLOCATION MODERATE FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                            CLASS I
                                                                --------------------------------------------------------------
                                                                                                    SEVEN MONTHS      YEAR
                                                                        YEAR ENDED MAY 31,              ENDED         ENDED
                                                                ---------------------------------      MAY 31,     OCTOBER 31,
                                                                 2006     2005     2004     2003       2002(1)       2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                     $    11.55    10.74     9.75   10.33         9.96          11.76
   Income (loss) from investment operations:
   Net investment income                                    $     0.21*    0.19     0.15    0.14         0.08           0.27
   Net realized and unrealized gain (loss) on investments   $     0.54     0.80     0.96   (0.59)        0.52          (1.80)
   Total from investment operations                         $     0.75     0.99     1.11   (0.45)        0.60          (1.53)
   Less distributions from:
   Net investment income                                    $     0.19     0.18     0.12    0.13         0.23           0.27
   Total distributions                                      $     0.19     0.18     0.12    0.13         0.23           0.27
   Net asset value, end of period                           $    12.11    11.55    10.74    9.75        10.33           9.96
   TOTAL RETURN(2)                                          %     6.54     9.28    11.47    (4.29)       6.11         (13.28)
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                        $   16,763   28,050   27,303   34,672      37,372         37,961
   Ratios to average net assets:
   Net expenses after expense
   reimbursement(3)(4)                                      %     0.95     0.95     0.95     0.95        0.95           0.95
   Gross expenses prior to expense reimbursement(3)         %     1.04     1.04     1.08     1.25        1.17           1.11
   Net investment income after
   reimbursement(3)(4)                                      %     1.73     1.62     1.29     1.44        1.35           2.27
   Portfolio turnover rate                                  %      290      275      288      277         129            204

(1)  The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                       ING Strategic Allocation Moderate Fund 51

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

In addition to the Funds offered in this Prospectus, the Distributor, LLC also offers Class I shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

DOMESTIC EQUITY AND INCOME FUNDS
ING Real Estate Fund

DOMESTIC EQUITY GROWTH FUNDS
ING 130/30 Fundamental Research Fund
ING Fundamental Research Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING SmallCap Opportunities Fund

DOMESTIC EQUITY VALUE FUNDS
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Choice Fund
ING MidCap Value Fund
ING SmallCap Value Choice Fund
ING SmallCap Value Fund

FIXED INCOME FUNDS
ING GNMA Income Fund
ING Intermediate Bond Fund

GLOBAL EQUITY FUNDS
ING Global Real Estate Fund
ING Global Science and Technology Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Fund
ING International Growth Fund
ING International Real Estate Fund
ING International SmallCap Fund
ING International Value Choice Fund
ING International Value Fund

INTERNATIONAL FIXED-INCOME FUND
ING Emerging Markets Fixed-Income Fund

INTERNATIONAL FUND-OF-FUNDS
ING Diversified International Fund

MONEY MARKET FUNDS
ING Aeltus Money Market Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Funds' annual/semi-annual shareholder report, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder reports only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI or other Fund information.

To make shareholder inquiries contact:

THE ING FUNDS

7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION

Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:

ING Series Fund, Inc. 811-6352
   ING Balanced Fund
   ING Growth and Income Fund
   ING Growth Fund
   ING Small Company Fund
   ING Index Plus LargeCap Fund
   ING Index Plus MidCap Fund
   ING Index Plus SmallCap Fund
   ING Strategic Allocation Conservative Fund
   ING Strategic Allocation Growth Fund
   ING Strategic Allocation Moderate Fund

[ING FUNDS LOGO]                                        PRPRO-ADEI (0906-093006)

PROSPECTUS

[GRAPHIC]

PROSPECTUS

SEPTEMBER 30, 2006

Class R

DOMESTIC EQUITY INDEX FUNDS

-    ING INDEX PLUS LARGECAP FUND

-    ING INDEX PLUS MIDCAP FUND

-    ING INDEX PLUS SMALLCAP FUND

--------------------------------------------------------------------------------
THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CLASS R SHARES OF CERTAIN ING FUNDS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUNDS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                                                      [ING LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

INTRODUCTION TO THE FUNDS                                                      1
FUNDS AT A GLANCE                                                              2
DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund                                                   4
ING Index Plus MidCap Fund                                                     6
ING Index Plus SmallCap Fund                                                   8
WHAT YOU PAY TO INVEST                                                        10
INFORMATION FOR INVESTORS                                                     11
MANAGEMENT OF THE FUNDS                                                       15
MORE INFORMATION ABOUT RISKS                                                  16
DIVIDENDS, DISTRIBUTIONS AND TAXES                                            18
FINANCIAL HIGHLIGHTS                                                          19
WHERE TO GO FOR MORE INFORMATION                                      Back Cover

[SIDENOTE]
[GRAPHIC] INVESTMENT OBJECTIVE              These pages contain a description of
                                            each of our Funds included in this
[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES   Prospectus, including each Fund's
                                            investment objective, principal
[GRAPHIC] RISKS                             investment strategies and risks.

                                            You'll also find:

[GRAPHIC] HOW THE FUND HAS PERFORMED        HOW THE FUND HAS PERFORMED. A chart
                                            that shows each Fund's financial
                                            performance for the past ten years
                                            (or since inception, if shorter).

[GRAPHIC] WHAT YOU PAY TO INVEST            WHAT YOU PAY TO INVEST. A list of
                                            the fees and expenses you pay --
                                            both directly and indirectly -- when
                                            you invest in a Fund.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 INTRODUCTION TO THE DOMESTIC EQUITY INDEX FUNDS
--------------------------------------------------------------------------------

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

DOMESTIC EQUITY INDEX FUNDS

     ING's Domestic Equity Index Funds seek to outperform the total return performance of the predetermined indices.

     They may be suitable investments if you:

     -    are investing for the long-term -- at least several years; and

     - are willing to accept higher risk in exchange for the potential for long-term growth.

[SIDENOTE]
Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal investment strategies and risks associated with each of our Funds. You should consult the Statement of Additional Information ("SAI") for a complete list of the investment strategies and risks.

                                   [GRAPHIC]

If you have any questions about the Funds, please call your investment professional or us at 1-800-992-0180.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                               Introduction to the Domestic Equity Index Funds 1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

               This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, principal investment strategies and risks, which begin on page 4.

               FUND                             INVESTMENT OBJECTIVE
               -----------------------------------------------------------------
DOMESTIC       Index Plus LargeCap Fund         Outperform the total return
EQUITY INDEX   Adviser: ING Investments, LLC    performance of the Standard &
FUNDS          Sub-Adviser: ING Investment      Poor's 500(R) Composite Stock
               Management Co.                   Price Index ("S&P 500(R)
                                                Index"), while maintaining a
                                                market level of risk

               Index Plus MidCap Fund           Outperform the total return
               Adviser: ING Investments, LLC performance of the Standard & Sub-Adviser: ING Investment Poor's MidCap 400 Index ("S&P
               Management Co.                   MidCap 400 Index"), while
                                                maintaining a market level of
                                                risk

               Index Plus SmallCap Fund         Outperform the total return
               Adviser: ING Investments, LLC    performance of the Standard &
               Sub-Adviser: ING Investment      Poor's SmallCap 600 Index ("S&P
               Management Co.                   SmallCap 600 Index"), while
                                                maintaining a market level of
                                                risk


2 Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                 MAIN RISKS
--------------------------------------------------------------------------------
Equity securities included in    Price volatility and other risks that accompany
the S&P 500(R) Index.            an investment in equity securities.

Equity securities included in    Price volatility and other risks that accompany
the S&P MidCap 400 Index.        an investment in equity securities of mid-sized
                                 companies.

Equity securities included in    Price volatility and other risks that accompany
the S&P SmallCap 600 Index.      an investment in equity securities of
                                 small-sized companies.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                             Funds at a Glance 3

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS LARGECAP FUND                       ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks to outperform the total return performance of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index"), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund invests at least 80% of its assets in securities of large capitalization companies included in the S&P 500(R) Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P 500(R) Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines large-capitalization companies as companies that are included in the S&P 500(R) Index at the time of purchase and which have a market capitalization of at least $3 billion. The minimum market capitalization level is reset periodically and will change with market conditions as the market capitalization range of the companies in the S&P 500(R) Index changes. At June 30, 2006, the smallest company in the S&P 500(R) Index had a market capitalization of $502 million and the largest company had a market capitalization of $371.2 billion. The average capitalization of all companies in the S&P 500(R) Index was $22.9 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500(R) Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. Stocks in the S&P 500(R) Index that the Sub-Adviser believes are likely to match the performance of the S&P 500(R) Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. Although the Fund will not hold all the stocks in the S&P 500(R) Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500(R) Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) that approximate those of the S&P 500(R) Index.

The Fund may invest in derivative instruments.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in securities of larger companies, which sometimes have more stable prices than smaller companies.

MANAGER -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


4 ING Index Plus LargeCap Fund

                                                    ING INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares (1997-2003) and Class R shares (2004-2005) from year to year. Class I shares' performance has been adjusted to reflect the higher expenses of Class R shares.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                     [CHART]

1996
1997    33.29
1998    31.71
1999    23.90
2000    (9.92)
2001   (14.42)
2002   (22.25)
2003    25.00
2004     9.55
2005     4.67

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best: 4th quarter 1998: 22.34%
Worst: 3rd quarter 2002: (17.45)%

The Fund's Class R shares' year-to-date total return as of June 30, 2006: 1.70%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class R and Class I shares' performance to that of a broad measure of market performance -- the S&P 500(R) Index. Class I shares' performance has been adjusted to reflect the higher expenses of Class R shares. It is not possible to invest directly in the index.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                                                             5 YEARS             10 YEARS
                                                                              1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
CLASS R RETURN BEFORE TAXES                                               %    4.67           8.90(1)               N/A
CLASS R RETURN AFTER TAXES ON DISTRIBUTIONS                               %    4.57           8.74(1)               N/A
CLASS R RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES       %    3.17           7.59(1)               N/A
S&P 500(R) Index (reflects no deduction for fees, expenses or taxes)(3)   %    4.91          10.20(4)               N/A
CLASS I RETURN BEFORE TAXES (ADJUSTED)                                    %    4.57          (0.93)                7.01(1)
S&P 500(R) Index (reflects no deduction for fees, expenses or taxes)(3)   %    4.91           0.54                 7.35(5)

(1) Class R shares commenced operations on December 8, 2003. Class I shares commenced operations on December 10, 1996. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class R shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class R and Class I shares have different expenses.

(2) Effective March 1, 2002, ING Investments, LLC began serving as Adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(3) The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The index return for Class R shares is for the period beginning December 1, 2003.

(5) The index return for Class I shares is for the period beginning December 1, 1996.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                  ING Index Plus LargeCap Fund 5

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS MIDCAP FUND                         ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks to outperform the total return performance of the Standard and Poor's MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund invests at least 80% of its assets in securities of mid-capitalization companies included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P MidCap 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P MidCap 400 Index changes. At June 30, 2006, the smallest company in the S&P MidCap 400 Index had a market capitalization of $350.1 million and the largest company had a market capitalization of $14.8 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P MidCap 400 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.

The Fund may invest in derivative instruments.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MID-SIZED COMPANIES -- stocks of mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

MANAGER -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


6 ING Index Plus MidCap Fund

                                                      ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares (1999-2003) and Class R shares (2004-2005) from year to year. Class I shares' performance has been adjusted to reflect the higher expenses of Class R shares.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                     [CHART]

1996
1997
1998
1999    15.02
2000    19.39
2001    (2.08)
2002   (12.79)
2003    31.10
2004    15.85
2005    10.42

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best: 4th quarter 1999: 18.56%
Worst: 3rd quarter 2002: (15.52)%

The Fund's Class R shares' year-to-date total return as of June 30, 2006: 3.78%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class R and Class I shares' performance to that of a broad measure of market performance -- the S&P MidCap 400 Index. Class I shares' performance has been adjusted to reflect the higher expenses of Class R shares. It is not possible to invest directly in the index.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                                                                 5 YEARS             10 YEARS
                                                                                  1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
CLASS R RETURN BEFORE TAXES                                                   %    10.42         15.85(1)               N/A
CLASS R RETURN AFTER TAXES ON DISTRIBUTIONS                                   %     9.66         15.41(1)               N/A
CLASS R RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES           %     7.69         13.60(1)               N/A
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)(3)   %    12.56         16.01(4)               N/A
CLASS I RETURN BEFORE TAXES (ADJUSTED)                                        %    10.42          7.43                11.82(1)
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)(3)   %    12.56          8.60                12.12(5)

(1) Class R shares commenced operations on October 24, 2003. Class I shares commenced operations on February 3, 1998. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class R shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class R and Class I shares have different expenses.

(2) Effective March 1, 2002, ING Investments, LLC began serving as Adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(4) The index return for Class R shares is for the period beginning November 1, 2003.

(5) The index return for Class I shares is for the period beginning February 1, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                    ING Index Plus MidCap Fund 7

                                                                         ADVISER
                                                            ING Investments, LLC

                                                                     SUB-ADVISER
ING INDEX PLUS SMALLCAP FUND                       ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGY

[GRAPHIC]

The Fund invests at least 80% of its assets in securities of small capitalization companies included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 Index changes. At June 30, 2006, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $55 million and the largest company had a market capitalization of $3.7 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P SmallCap 600 Index are generally invested in proportion to their representation in the Index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (E.G., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.

The Fund may invest in derivative instruments.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.

- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small capitalization stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

MANAGER -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


8 ING Index Plus SmallCap Fund

                                                    ING INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares (1999-2003) and Class R shares (2004-2005) from year to year. Class I shares' performance has been adjusted to reflect the higher expenses of Class R shares.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

                                     [CHART]

1996
1997
1998
1999     9.74
2000     7.30
2001     2.71
2002   (12.67)
2003    35.07
2004    21.45
2005     6.71

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

Best: 4th quarter 1999: 18.56%
Worst: 3rd quarter 2002: (15.52)%

The Fund's Class R shares' year-to-date total return as of June 30, 2006: 7.44%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class R and Class I shares' performance to that of a broad measure of market performance -- the S&P SmallCap 600 Index. Class I shares' performance has been adjusted to reflect the higher expenses of Class R shares. It is not possible to invest directly in the index.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                                                                   5 YEARS             10 YEARS
                                                                                    1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
CLASS R RETURN BEFORE TAXES                                                     %    6.71          14.32(1)               N/A
CLASS R RETURN AFTER TAXES ON DISTRIBUTIONS                                     %    6.39          13.70(1)               N/A
CLASS R RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES             %    4.80          12.09(1)               N/A
S&P SmallCap 600 Index (reflects no deduction for fees, expenses or taxes)(3)   %    7.68          15.25(4)               N/A
CLASS I RETURN BEFORE TAXES (ADJUSTED)                                          %    6.70           9.40                 7.98(1)
S&P SmallCap 600 Index (reflects no deduction for fees, expenses or taxes)(3)   %    7.68          10.76                 9.88(5)

(1) Class R shares commenced operations on December 8, 2003. Class I shares commenced operations on February 3, 1998. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class R shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class R and Class I shares have different expenses.

(2) Effective March 1, 2002, ING Investments, LLC began serving as Adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(3) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.

(4) The index return for Class R shares is for the period beginning December 1, 2003.

(5) The index return for Class I shares is for the period beginning February 1, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                  ING Index Plus SmallCap Fund 9

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges you pay directly when you buy or sell shares, and operating expenses paid each year by a Fund. The tables that follow shows the fees and the estimated operating expenses for Class R shares of each of the Funds. The estimated expenses are based on the expenses paid by the Funds in the fiscal year ended May 31, 2006. Actual expenses paid by each Fund may vary from year to year.

FEES YOU PAY DIRECTLY                                                    CLASS R
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING PRICE)         none
MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES PRICE,
WHICHEVER IS LESS)                                                         none

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS R

                                           DISTRIBUTION                   TOTAL                            NET
                                            AND SERVICE                    FUND          WAIVERS,          FUND
                              MANAGEMENT      (12b-1)        OTHER      OPERATING     REIMBURSEMENTS    OPERATING
FUND                              FEE          FEES       EXPENSES(2)    EXPENSES   AND RECOUPMENT(3)   EXPENSES
-----------------------------------------------------------------------------------------------------------------
ING Index Plus LargeCap   %      0.45          0.50           0.25         1.20            --              1.20
ING Index Plus MidCap     %      0.45          0.50           0.29         1.24            0.01            1.25
ING Index Plus SmallCap   %      0.45          0.50           0.37         1.32           (0.07)           1.25
-----------------------------------------------------------------------------------------------------------------

(1) This table shows the estimated operating expenses for the Class R shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Fund, has agreed.

(2) ING Funds Services, LLC receives an annual administration fee equal to 0.08% of each Fund's average daily net assets.

(3) ING Investments, LLC has entered into a written expense limitation agreement with each Fund under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC, is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limit for each Fund is shown as "Net Fund Operating Expenses." The expense limits will continue through at least October 1, 2007. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation within 90 days of the end of the then current term or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the Company upon at least 90 days' prior written notice to ING Investments, LLC.

[GRAPHIC]

EXAMPLE

The Example that follows is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invested $10,000, that you reinvested all your dividends, that the Fund earned an average annual return of 5.00%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS R

FUND                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
ING Index Plus LargeCap(1)             $     122      381       660       1,455
ING Index Plus MidCap(1)               $     127      394       682       1,501
ING Index Plus SmallCap(1)             $     127      411       717       1,584
--------------------------------------------------------------------------------

(1) The Example reflects the expense limitation agreements/waivers for the one-year period and the first year of the three-, five- and ten-year periods.


10 What You Pay to Invest

                                                       INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

PURCHASE OF SHARES

Class R Shares are offered at net asset value ("NAV") without a sales charge. The minimum initial investment is $250,000. ING Funds Distributor, LLC ("Distributor") may waive these minimums from time to time. The Funds also offer Class A, Class B, Class C, Class I and Class O shares, which have different sales charges and other expenses that may affect their performance. Investors can obtain more information about these other share classes by calling (800) 992-0180 or by going to www.ingfunds.com.

Class R shares of the Funds are continuously offered to qualified retirement plans ("Retirement Plans"), including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, IRAs, SEPs and other accounts or plans whereby the Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or the level of the plan administrator). Purchases and redemptions of shares may be made only by eligible retirement plans for the purpose of funding qualified retirement plans. Please refer to the prospectus or plan document for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Funds and any fees that may apply.

The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option, alter the amounts contributed to the plan, or reallocate contributions.

Eligible Retirement Plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary ("Financial Service Firm") authorized to sell Class R shares of the Funds. Additional shares may be purchased through a retirement plan's administrator or recordkeeper.

Financial Service Firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial Service Firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial Service Firms may independently establish and charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

More information may be found on the Funds' website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. Certain Funds offer additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional.

The Funds and the Distributor reserve the right to reject any purchase order. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close a Retirement Plan's account and redeem the shares should the Retirement Plan fail to maintain its account value at a minimum of $250,000.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for Retirement Plans: The Funds, the Distributor, or a third-party selling you the Funds must obtain the following information for certain Retirement Plans that open an account:

-    Name;

- Physical business address (although post office boxes are still permitted for mailing); and

-    Employer identification number, or other identifying number.

Additional identifying information may be required to open accounts.

FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE THE ACCOUNT IF THEY ARE UNABLE TO VERIFY IDENTITY WITHIN A REASONABLE TIME.

FREQUENT TRADING -- MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                    Information for Investors 11

INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Funds' Board of Directors ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders may make exchanges among their accounts with ING Funds 4 times each year. All exchanges occuring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for these purposes. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January 1 of each year, the restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Funds reserve the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Funds also reserve the right to modify the frequent trading-market timing policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, record-keepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Funds must rely on the financial intermediary to monitor frequent, short-term trading within the Funds by the financial intermediary's customers. The Funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' administrator, ING Funds Services, LLC.

SHAREHOLDER SERVICE AND DISTRIBUTION PLAN

The Funds, have entered into a Shareholder Service and Distribution Plan ("12b-1 Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). The 12b-1 Plan permits a Fund to pay marketing and other fees to support the sale and distribution of the Class R shares of each Fund and for shareholder services provided by financial service firms. The annual distribution and service fees payable under the 12b-1 Plan may equal up to 0.50% of the average daily net assets of the Funds (a 0.25% distribution fee and a 0.25% shareholder service fee). Over time, these fees will increase the cost of an investor's shares and may cost investors more than paying other types of sales charges.

HOW WE COMPENSATE INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, "ING") may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and

12 Information for Investors

                                                       INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Funds' Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by a Fund under the Plan. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a Fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Funds advised by ING meets certain target levels or increase over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of a Fund's shares held by the broker-dealers customers or (2) 0.20% of the value of a Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.

The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-advisers of a Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest, Inc.; A.G. Edwards & Sons; Charles Schwab & Co., Inc.; Citigroup; Directed Services, Inc.; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors, LLC; ING Financial Partners, Inc.; ING Life Insurance and Annuity Company; Legg Mason Wood Walker, Inc.; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co.; Pershing Sweep; Primevest Financial Services, Inc.; Raymond James Financial Services; RBC Dain Rauscher, Inc.; UBS Financial Services, Inc.; Wachovia Securities, Inc.; and Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When retirement plans place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds until the purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

NET ASSET VALUE

The NAV per share for each class of each Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class, that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                    Information for Investors 13

INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds will generally be valued at the latest NAV reported by that investment company. The prospectus for those investment companies explain the circumstances under which they will use fair value-pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

When market quotations are not available or are deemed unreliable, a Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Funds' Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

-    Securities of an issuer that has entered into a restructuring;

-    Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there are no current market value quotations; and

-    Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determine their NAV per share.

PRICE OF SHARES

When a Retirement Plan buys shares, it receives the NAV next calculated after its order is received in proper form. When a Retirement Plan sells shares, it receives the NAV next calculated after its order is received in proper form. Certain plan administrators, broker-dealers or other financial institutions may have alternate arrangements with the Distributor or Transfer Agent. See the SAI for more details. Exchange orders are effected at NAV.

A Retirement Plan will receive a confirmation of each new transaction in its account, which also will show it the number of Fund shares it owns including the number of shares being held in safekeeping by the Transfer Agent for its account. It may rely on these confirmations in lieu of certificates as evidence of ownership. Certificates representing shares of the Funds will not be issued unless the Plan requests them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

A Retirement Plan may exchange Class R shares for Class R shares of any other ING Fund.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact the Shareholder Services Representative at
(800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy promise that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800)-992-0180 or speak to your investment professional. We will begin sending you individual copies thirty days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., the Fund will post the quarter ending June 30 holdings on August 1.) Each Fund's portfolio holdings schedule will, at a minimum, remain available on the Fund's website until a Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.


14 Information for Investors

ADVISER AND SUB-ADVISER                                  MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

ADVISER

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each Fund. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to individual and institutional investors. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of June 30, 2006, ING Investments managed approximately $44.9 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of the Fund.

The aggregate annual management fee paid by each Fund as a percentage of that Fund's average daily net assets is 0.45%.

For information regarding the basis for the Board's approval of the investment advisory and investment sub-advisory relationships, please refer to the Funds' annual shareholder report dated May 31, 2006.

SUB-ADVISER

ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. The sub-adviser has, at least in part, been selected on the basis of its successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Funds' Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Funds.

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co. ("ING IM" or "Sub-Adviser"), serves as the Sub-Adviser to the Funds. ING IM is responsible for managing the assets of the Funds in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Funds' Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM is an indirect, wholly owned subsidiary of ING Groep, and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of June 30, 2006, ING IM managed approximately $61 billion in assets.

The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

ING INDEX PLUS LARGECAP FUND, ING INDEX PLUS MIDCAP FUND, ING INDEX PLUS SMALLCAP FUND.

The following individuals share responsibility for the day-to-day management of the ING Index Plus Funds:

Omar Aguilar, Ph.D. has co-managed the ING Index Plus Funds since December 2005. Dr. Aguilar has been with ING IM since July 2004 and is Head of Quantitative Equity Research. He previously served as head of Lehman Brothers' quantitative research for their alternative investment management business since 2002. Prior to that, Dr. Aguilar was director of quantitative research and a portfolio manager with Merrill Lynch Investment Management since 1999.

Vincent Costa, Portfolio Manager, has co-managed the ING Index Plus Funds since May 2006. He joined ING IM in April 2006 as Senior Quantitative Portfolio Manager from Merrill Lynch Investment Managers where he had been employed since 1999, most recently as Managing Director and Chief Investment Officer for that firm's Quantitative Investment strategies. He has 20 years of investment experience.

Douglas Cote, Portfolio Manager, has co-managed the ING Index Plus Funds since March 2001. Mr. Cote has been serving as a quantitative equity analyst with ING IM since 1994.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                      Management of the Funds 15

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds invest in these securities or use these techniques as part of a Fund's principal investment strategies. However, the Adviser or Sub-Adviser may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategies.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

DERIVATIVES (ALL FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT ING INDEX PLUS LARGECAP FUND). The Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

PORTFOLIO TURNOVER (ING INDEX PLUS LARGECAP FUND). The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

OTHER RISKS

INABILITY TO SELL SECURITIES. Some securities trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INDEX STRATEGY. A Fund may use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between a Fund and index performance may be affected by the Fund's expenses, and the timing of purchases and redemptions of a Fund's shares.

MANAGEMENT. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

OTHER INVESTMENT COMPANIES. Each Fund may invest in other investment companies to the extent permitted by the 1940 Act and the rules thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stock ("QQQ"), Dow Jones Industrial Average Trading Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is


16 More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or
(ii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                 More Information About Risks 17

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Funds generally distribute most or all of their net earnings in the form of dividends and capital gain distributions. Distributions are normally expected to consist primarily of capital gains. The Funds distribute capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless the eligible Retirement Plan instructs a Fund to pay investors' dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. The Retirement Plan may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class R shares of a Fund invested in another Fund that offers Class R shares.

TAXES

The following information is meant as a general summary for U.S. shareholders holding Fund shares through eligible Retirement Plans. Please see the SAI for additional information. Each eligible Retirement Plan and plan participant should rely on their own tax adviser for advice about the particular federal, state and local tax consequences of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. The Funds will not be taxed on amounts they distribute, and, because investors invest through tax-deferred accounts, such as an eligible Retirement Plan, they generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and each Retirement Plan and plan participant should consult their tax advisers about investment through a tax-deferred account.

Eligible Retirement Plans will receive an annual statement summarizing their dividend and capital gains distributions.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to an investor that fails to provide the Fund with the correct taxpayer identification number or to make required certifications, or if the investor has been notified by the IRS that it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the investor's U.S. federal income tax liability.

Please see the SAI for further information regarding tax matters.


18 Dividends, Distributions and Taxes

FINANCIAL HIGHLIGHTS                             ING DOMESTIC EQUITY INDEX FUNDS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's Class R shares' financial performance for the past five years or, if shorter, the period of the class' operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent registered public accounting firm, along with the Funds' financial statements, is included in the Funds' annual shareholder report, which is incorporated by reference into the SAI and is available upon request.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                         Financial Highlights 19

ING INDEX PLUS LARGECAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                             CLASS R
                                                --------------------------------
                                                                     DECEMBER 8,
                                                YEAR ENDED MAY 31,    2003(1) TO
                                                ------------------     MAY 31,
                                                   2006     2005         2004
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period     $      15.14    14.17       13.52
   Income from investment operations:
   Net investment income                    $       0.09     0.11        0.12
   Net realized and unrealized gain on
   investments                              $       0.95     1.02        0.64
   Total from investment operations         $       1.04     1.13        0.76
   Less distributions from:
   Net investment income                    $       0.10     0.16        0.11
   Total distributions                      $       0.10     0.16        0.11
   Net asset value, end of period           $      16.08    15.14       14.17
   TOTAL RETURN(2)                          %       6.89     7.99        4.81
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)        $     24,484   16,463       3,244
   Ratios to average net assets:
   Net expenses after expense
   reimbursement/recoupment(3)(4)           %       1.20     1.18        1.19
   Gross expenses prior to expense
   reimbursement/recoupment(3)              %       1.20     1.18        1.19
   Net investment income after expense
   reimbursement/recoupment(3)(4)           %       0.64     0.79        0.46
   Portfolio turnover rate                  %        133       78          79
--------------------------------------------------------------------------------

(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


20 ING Index Plus LargeCap Fund

FINANCIAL HIGHLIGHTS                                  ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                             CLASS R
                                                --------------------------------
                                                                     OCTOBER 24,
                                                YEAR ENDED MAY 31,    2003(1) TO
                                                ------------------     MAY 31,
                                                   2006     2005         2004
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period     $      16.16    14.43       12.91
   Income from investment operations:
   Net investment income                    $       0.00*    0.01        0.03
   Net realized and unrealized gain on
   investments                              $       2.17     1.81        1.52
   Total from investment operations         $       2.17     1.82        1.55
   Less distributions from:
   Net investment income                    $       0.02     0.03        0.03
   Net realized gain from investments       $       0.75     0.06          --
   Total distributions                      $       0.77     0.09        0.03
   Net asset value, end of period           $      17.56    16.16       14.43
   TOTAL RETURN(2)                          %      13.60    12.64       12.00
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)        $     29,639   14,785       5,489
   Ratios to average net assets:
   Net expenses after expense
   reimbursement/recoupment(3)(4)           %       1.25     1.25        1.25
   Gross expenses prior to expense
   reimbursement/recoupment(3)              %       1.24     1.24        1.36
   Net investment income after
   reimbursement/recoupment(3)(4)           %       0.04     0.08        0.16
   Portfolio turnover rate                  %        111       93         112
--------------------------------------------------------------------------------

(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*    Amount is less than $0.01 per share.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                   ING Index Plus MidCap Fund 21

ING INDEX PLUS SMALLCAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                             CLASS R
                                                --------------------------------
                                                                     DECEMBER 8,
                                                YEAR ENDED MAY 31,    2003(1) TO
                                                ------------------     MAY 31,
                                                  2006      2005         2004
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period     $     16.45     14.75       13.97
   Income (loss) from investment
   operations:
   Net investment income (loss)             $     (0.03)**  (0.02)       0.00*
   Net realized and unrealized gain on
   investments                              $      2.66      2.25        0.78
   Total from investment operations         $      2.63      2.23        0.78
   Less distributions from:
   Net realized gain from investments       $      0.37      0.53          --
   Total distributions                      $      0.37      0.53          --
   Net asset value, end of period           $     18.71     16.45       14.75
   TOTAL RETURN(2)                          %     16.09     15.19        5.58
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)        $    12,321     3,742       1,256
   Ratios to average net assets:
   Net expenses after expense
   reimbursement/recoupment(3)(4)           %      1.25      1.25        0.99
   Gross expenses prior to expense
   reimbursement/recoupment(3)              %      1.32      1.37        1.60
   Net investment income (loss) after
   reimbursement/recoupment(3)(4)           %     (0.17)    (0.14)       0.02
   Portfolio turnover rate                  %       109        83         126
--------------------------------------------------------------------------------

(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*    Amount is less than $0.01 per share.

** Per share data calculated using weighted average number of shares outstanding throughout the period.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


22 ING Index Plus SmallCap Fund

In addition to the Funds offered in this Prospectus, ING Funds Distributor, LLC also offers Class R shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

FIXED-INCOME FUNDS
ING Intermediate Bond Fund

INTERNATIONAL FUND-OF-FUNDS
ING Diversified International Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Funds' annual/semi-annual shareholder report, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder reports only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI or other Fund information.

To make shareholder inquiries contact:

THE ING FUNDS

7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION

Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:

ING Series Fund, Inc. 811-6352

   ING Index Plus LargeCap Fund
   ING Index Plus MidCap Fund
   ING Index Plus SmallCap Fund

[ING LOGO]
FUNDS                                                   PRPRO-ADER (0906-093006)

ING DIRECT FUNDS

PROSPECTUS
CLASS O SHARES

September 30, 2006

DOMESTIC EQUITY AND INCOME FUND
ING Balanced Fund ("ING Direct Balanced Fund," "Balanced Fund," or the "Fund")

February 28, 2006

CAPITAL APPRECIATION FUNDS
ING Global Science and Technology Fund ("ING Direct Global Science and Technology Fund," "Global Science and Technology Fund," or the "Fund") ING International Growth Fund ("ING Direct International Growth Fund," "International Growth Fund," or the "Fund")

September 30, 2006

INDEX PLUS FUNDS
ING Index Plus LargeCap Fund ("ING Direct Index Plus LargeCap Fund," "Index Plus LargeCap Fund," or the "Fund")
ING Index Plus MidCap Fund ("ING Direct Index Plus MidCap Fund," "Index Plus MidCap Fund," or the "Fund")
ING Index Plus SmallCap Fund ("ING Direct Index Plus SmallCap Fund," "Index Plus SmallCap Fund," or the "Fund")

CLASS O SHARES OF THE STRATEGIC ALLOCATION FUNDS ARE NOT CURRENTLY AVAILABLE. WE EXPECT AVAILABILITY SOME TIME IN 2006.

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Conservative Fund ("ING Direct Strategic Allocation Conservative Fund," "Strategic Allocation Conservative Fund," or the "Fund") (formerly, ING Strategic Allocation Income Fund)
ING Strategic Allocation Growth Fund ("ING Direct Strategic Allocation Growth Fund," "Strategic Allocation Growth Fund," or the "Fund")
ING Strategic Allocation Moderate Fund ("ING Direct Strategic Allocation Moderate Fund," "Strategic Allocation Moderate Fund," or the "Fund") (formerly, ING Strategic Allocation Balanced Fund)

This Prospectus contains important information about investing in Class O shares of certain ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their respective investment objectives. As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Each of the Funds listed above is a series of ING Series Fund, Inc. ("Company").

This Prospectus is for investors purchasing or considering a purchase of Class O shares of one or more of the Funds. Only certain investors are eligible to purchase Class O shares.

- SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THEM.
- THERE IS NO GUARANTEE THE FUNDS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES.

                               TABLE OF CONTENTS

THE FUNDS' INVESTMENTS                                            3
      INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
       STRATEGIES, RISKS, AND PERFORMANCE                         3
FUND EXPENSES                                                    27
OTHER CONSIDERATIONS                                             29
MANAGEMENT OF THE FUNDS                                          33
INVESTING IN THE FUNDS                                           36
      OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES      36
      HOW TO BUY SHARES                                          37
      HOW TO SELL SHARES                                         39
      TIMING OF REQUESTS                                         40
      OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND
       SERVICES                                                  40
      DIVIDENDS AND DISTRIBUTIONS                                43
      TAX INFORMATION                                            44
FINANCIAL HIGHLIGHTS                                             46
ADDITIONAL INFORMATION                                           56

                             THE FUNDS' INVESTMENTS

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

The following pages contain a description of each Fund's investment objective, principal investment strategies employed on behalf of each Fund, and the risks associated with investing in each Fund.
--------------------------------------------------------------------------------

A performance bar chart is provided for each Fund. The bar chart shows changes in each Fund's performance from year to year. The fluctuation in returns illustrates each Fund's performance volatility. The bar chart is accompanied by the Fund's best and worst quarterly returns throughout the years presented in the bar chart.
--------------------------------------------------------------------------------

A table for each Fund shows its average annual total return before and after income taxes. The table also compares the Fund's performance to the performance of one or more broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Fund's past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Additional information about the Funds' investment strategies and risks is included beginning on page 29.
--------------------------------------------------------------------------------

ING Investments, LLC ("ING Investments" or "Adviser") serves as investment adviser to the Funds.
--------------------------------------------------------------------------------

ING Investment Management Co., ("ING IM" or "Sub-Adviser") serves as Sub-Adviser to each Fund, except Global Science and Technology Fund.
--------------------------------------------------------------------------------

BlackRock Advisors, Inc. ("BlackRock" or "Sub-Adviser") serves as Sub-Adviser to Global Science and Technology Fund.
--------------------------------------------------------------------------------

BALANCED  FUND

INVESTMENT OBJECTIVE
The Fund seeks to maximize total return consistent with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks total return consisting of capital appreciation and current income.

Under normal market conditions, the Fund allocates its assets between the following asset classes:

- Equities, such as common and preferred stocks;
- Debt, such as bonds, mortgage-related and other asset-backed securities;
- U.S. government securities; and
- Money market instruments.

The Fund normally invests up to 75% of its total assets in equity securities and at least 25% of its total assets in debt (including money market instruments). In making asset allocation decisions, the Sub-Adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, the Sub-Adviser uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. The Sub-Adviser generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the equity component of the Fund, the Sub-Adviser attempts to achieve the Fund's investment objective by overweighting those stocks in the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index") that it believes will outperform the index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the index. At June 30, 2006, the smallest company in the S&P 500(R) Index had a market capitalization of $502 million, the largest company had a market capitalization of $371.2 billion and the average capitalization of all companies in the S&P 500(R) Index was $22.9 billion.

In managing the debt component, the Sub-Adviser focuses on buying bonds at a discount to their intrinsic value. The Sub-Adviser utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide the security selection process. Although the Fund may invest a portion of its assets in high-yield (high risk) debt securities, commonly referred to as "junk bonds," rated below BBB- by Standard & Poor's ("S&P") or Baa3 by Moody's Investors Services, Inc, ("Moody's"), the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average maturity of the Fund will generally range between three and ten years.

The Fund may also invest in convertible securities, foreign debt securities and derivatives.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

ALLOCATION -- the success of the Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equity and fixed-income securities, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in securities of larger companies, which sometimes have more stable prices than smaller companies.

INTEREST RATE -- fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income instruments.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter maturities. The Fund could lose money if the issuer of a convertible and debt security is unable to meet its financial obligations or goes bankrupt.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce returns for the Fund.

HIGH-YIELD, LOWER-GRADE DEBT SECURITIES -- when the Fund invests in debt securities rated below investment grade, its credit risk is greater than that of funds that buy only investment-grade debt securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Debt securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these debt securities may be less liquid, making it difficult for the Fund to sell them quickly at an acceptable price. These risks can reduce the Fund's share price and the income it earns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "Other Considerations" section.

BALANCED FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of three broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares (1996-2004) and Class O shares (2005) from year to year. These figures do not reflect sales charges for Class A shares and would be lower for Class A shares if they did.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (For the periods ended December 31 of each year)

 1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
14.49     20.09    16.26    12.05   (1.34)   (4.83)   (11.11)   18.01    8.44     3.40

                                     Best and worst quarterly performance during
this period:

 Best:  4th quarter 1998:  12.73%
Worst:  3rd quarter 2002:  (9.76)%


              The Fund's Class O shares' year-to-date total return

                  as of June 30, 2006: 1.11%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A and Class O shares' performance to that of three broad measures of market performance -- the S&P 500(R) Index, the Lehman Brothers(R) Aggregate Bond Index ("LBAB Index") and a composite index reflecting the combined performance of the S&P 500(R) Index and the LBAB Index ("Composite Index"). The table also shows returns on a before-tax and after-tax basis. It is not possible to invest directly in the indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class O only. After-tax returns for other classes will vary.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                   (For the periods ended December 31, 2005)

                                                                                 5 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   10 YEARS
CLASS O RETURN BEFORE TAXES                                    %    3.40           7.63(1)          N/A
CLASS O RETURN AFTER TAXES ON DISTRIBUTIONS                    %    1.75           5.90(1)          N/A
CLASS O RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
  SHARES                                                       %    3.44           6.01(1)          N/A
S&P 500(R) Index (reflects no deductions for fees, expenses
  or taxes)(3)                                                 %    4.91          11.52(4)          N/A
LBAB Index (reflects no deductions for fees, expenses or
  taxes)(5)                                                    %    2.43           2.72(4)          N/A
Composite Index (reflects no deductions for fees, expenses
  or taxes)(6)                                                 %    4.00           8.02(4)          N/A
CLASS A RETURN BEFORE TAXES(7)                                 %   (2.53)          1.08            6.42
S&P 500(R) Index (reflects no deductions for fees, expenses
  or taxes)(3)                                                 %    4.91           0.54            9.07
LBAB Index (reflects no deductions for fees, expenses or
  taxes)(5)                                                    %    2.43           5.87            6.16
Composite Index (reflects no deductions for fees, expenses
  or taxes)(6)                                                 %    4.00           2.99            8.25

(1) Class O shares commenced operations on September 15, 2004.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(3) The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The index returns for Class O shares are for the period beginning October 1, 2004.

(5) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(6) The Composite Index consists of 60% of securities included in the S&P 500(R) Index and 40% of securities included in the LBAB Index.

(7) Reflects deduction of the maximum Class A sales charge of 5.75%.

CAPITAL APPRECIATION  FUNDS

GLOBAL SCIENCE AND
TECHNOLOGY FUND

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes, if any, in equity securities issued by science and technology companies in all market capitalization ranges. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will invest primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Sub-Adviser considers science and technology companies to be companies defined as such by the Standard Industrial Classification ("SIC") Codes. The Fund may, from time to time, invest more than 25% of its net assets in securities whose issuers are located in a single foreign country. The Fund may invest up to 25% of its net assets in stocks of issuers in countries with emerging securities markets.

The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock, initial public offerings ("IPOs"), and Rule 144A securities. The Sub-Adviser will invest in U.S. and non-U.S. companies (including companies located in countries with emerging securities markets) that are expected to offer the best opportunities for growth and high investment returns. The Sub-Adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The Sub-Adviser, in an attempt to reduce portfolio risk, will diversify by investing in a number of different countries, including the U.S. Some of the industries that are likely to be represented in the Fund's portfolio holdings include: Application Software, IT Consulting & Services, Internet Software and Services, Networking Equipment, Telecom Equipment, Computer Hardware, Computer Storage & Peripherals, Electronic Equipment and Instruments, Semiconductor Equipment, Semiconductors, Aerospace & Defense, Electrical Components & Equipment, Biotechnology, Pharmaceuticals, Healthcare Equipment & Supplies, Healthcare Distribution & Services, Healthcare Facilities, Industrial Gases, Specialty Chemicals, Advanced Materials, Integrated Telecom Services, Alternative Carriers and Wireless Telecommunication Services.

The Fund generally will sell a stock when, in the Sub-Adviser's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The Sub-Adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.

The Fund may invest excess cash in short-term U.S. government securities and other high-quality debt securities for temporary and defensive purposes. However, when the Fund is engaged in the temporary defensive position, it may not achieve its investment objective.

The Fund may invest in derivative instruments including foreign currency contracts.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Securities of larger companies sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

SCIENCE AND TECHNOLOGY -- the Fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology sectors are subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in countries with emerging securities markets. If the Fund invests more than 25% of its assets in securities whose issuers are located in a single foreign country, the Fund would be more dependent upon the political and economic circumstances of that country than a mutual fund that owns stock of companies in many countries.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to the changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

INITIAL PUBLIC OFFERINGS ("IPOS") -- IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.

RULE 144A SECURITIES -- Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid," although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "Other Considerations" section.

GLOBAL SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year and compare the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.
                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002 through 2005 and Class I shares for 2001.

 1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                             (24.87)  (43.01)   47.13   (1.30)    10.82

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 6, 2001, the figures shown for 2002 through 2005 provide performance for Class O shares of the Fund. The figure shown for the year 2001 provides performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser. Effective January 2, 2004, BlackRock Advisors, Inc. began serving as sub-adviser to the Fund. Prior to January 2, 2004, AIC Asset Management, LLC served as sub-adviser to the Fund.

(4) Effective February 17, 2004, the Fund changed its name from ING Technology Fund to ING Global Science and Technology Fund.

            Best and worst quarterly performance during this period:
                        Best: 4th quarter 2001:  39.54%
                          Worst: 3rd quarter 2001: (34.97)%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2005)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index") and the Pacific Stock Exchange Technology Index ("PSE Technology Index"). It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class O only. After-tax returns for other classes will vary.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
CLASS O RETURN BEFORE TAXES                                    %   10.82           (3.57)(2)              N/A
Class O Return After Taxes on Distributions                    %   10.82           (3.57)(2)              N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares                                                       %    7.03           (3.00)(2)              N/A
S&P 500(R) Index (reflects no deduction for fees, expenses
  or taxes)                                                    %    4.91            2.44(3)(4)            N/A
PSE Technology Index (reflects no deduction for fees,
  expenses or taxes)(5)                                        %    7.80            4.85(4)               N/A
CLASS I RETURN BEFORE TAXES(7)                                 %   10.93           (7.10)              (13.32)(6)
S&P 500(R) Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                 %    4.91            0.54                 0.04(7)
PSE Technology Index (reflects no deduction for fees,
  expenses or taxes)(5)                                        %    7.80            0.83                (5.30)(7)

(1) This table shows the performance of the Class O and Class I shares of the Fund.

(2) Class O shares commenced operations on August 6, 2001.

(3) The S&P 500(R) Index is a widely recognized, unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The Index returns for Class O shares are for the period beginning August 1, 2001.

(5) The PSE Technology Index, an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology. This Index is included as an additional comparison for Fund performance.

(6) Class I shares commenced operations on March 1, 2000. Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.

(7) The Index returns for Class I shares are for the period beginning March 1, 2000.

INTERNATIONAL GROWTH FUND

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. The Fund will not target any given level of current income.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 65% of its total assets in securities of companies of any size principally traded in a number of different countries outside of the U.S. These securities generally include common stocks as well as securities convertible into common stock.

In managing the Fund, the Sub-Adviser looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.
- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for appreciation.
- Invest primarily in established foreign securities markets, although it may invest in countries with emerging securities markets as well.
- Use internally developed quantitative computer models to evaluate the financial characteristics of over 1,000 companies. The Sub-Adviser analyzes qualities including cash flows, earnings and growth prospects, among others, of each company, in an attempt to select companies with long-term sustainable growth characteristics and with some perceived value.

The Fund may employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in securities of larger companies which sometimes have more stable prices than smaller companies. However, the Fund may also invest in securities of small-and mid-sized companies which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in countries with emerging securities markets.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "Other Considerations" section.

INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year and compare the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002 through 2005 and Class I shares for 1996 through 2001.

 1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
22.92     15.63    18.05    51.71   (21.67)  (25.92)  (29.85)   30.96    17.12    16.43

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 through 2005 provide performance for Class O shares of the Fund. The figures shown for the years 1996 through 2001 provide performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser. Prior to March 1, 2002, the Fund did not have a sub-adviser.

            Best and worst quarterly performance during this period:
                        Best: 4th quarter 1999:  31.82%
                           Worst: 3rd quarter 2002: (23.80)%
                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2005)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East(R) Index ("MSCI EAFE(R) Index"). It is not possible to invest directly in the Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class O only. After-tax returns for other classes will vary.

                                                                                 5 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)        10 YEARS
CLASS O RETURN BEFORE TAXES                                    %    16.43           3.42(2)               N/A
Class O Return After Taxes on Distributions                    %    16.35           3.39(2)               N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares                                                       %    11.14           3.01(2)               N/A
MSCI EAFE(R) Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                 %    14.02           9.85(4)               N/A
CLASS I RETURN BEFORE TAXES                                    %    16.34          (1.55)(5)             6.31
MSCI EAFE(R) Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                 %    14.02           4.94                 6.18

(1) This table shows the performance of the Class O and Class I shares of the Fund.

(2) Class O shares commenced operations on August 1, 2001.

(3) The MSCI EAFE(R) Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(4) The Index return for Class O shares is for the period beginning August 1, 2001.

(5) Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.

INDEX PLUS  FUNDS

INDEX PLUS LARGECAP FUND

INVESTMENT OBJECTIVE
The Fund seeks to outperform the total return performance of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index"), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in securities of large capitalization companies included in the S&P 500(R) Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P 500(R) Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines large-capitalization companies as companies that are included in the S&P 500(R) Index at the time of purchase and that have a market capitalization of at least $3 billion. The minimum market capitalization level is reset periodically and will change with market conditions as the market capitalization range of the companies in the S&P 500(R) Index changes. At June 30, 2006, the smallest company in the S&P 500(R) Index had a market capitalization of $502 million and the largest company had a market capitalization of $371.2 billion. The average capitalization of all companies in the S&P 500(R) Index was $22.9 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500(R) Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P 500(R) Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500(R) Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. Although the Fund will not hold all the stocks in the S&P 500(R) Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500(R) Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) that approximate those of the S&P 500(R) Index.

The Fund may invest in derivative instruments.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in securities of larger companies, which sometimes have more stable prices than smaller companies.

MANAGER -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in this Fund is available in the "Other Considerations" section.

INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares (1997-2001) and Class O shares (2002-2005) from year to year. Class I shares' performance has been adjusted to reflect the higher expenses of Class O shares.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (For the periods ended December 31 of each year)

 1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          33.61    32.15    24.20   (9.69)   (14.20)  (22.02)   25.21    9.92     4.98

            Best and worst quarterly performance during this period:

 Best:  4th quarter 1998:    22.42%
Worst:  3rd quarter 2002:  (17.35)%

              The Fund's Class O shares' year-to-date total return
                           as of June 30, 2006: 1.75%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class I and Class O shares' performance to that of a broad measure of market performance -- S&P 500(R) Index. Class I shares' performance has been adjusted to reflect the higher expenses of Class O shares. It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class O only. After-tax returns for other classes will vary.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                   (For the periods ended December 31, 2005)

                                                                                  5 YEARS                10 YEARS
                                                                   1 YEAR    (OR LIFE OF CLASS)     (OR LIFE OF CLASS)
CLASS O RETURN BEFORE TAXES                                    %    4.98            1.50(1)                 N/A
CLASS O RETURN AFTER TAXES ON DISTRIBUTIONS                    %    4.85            1.24(1)                 N/A
CLASS O RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
  SHARES                                                       %    3.41            1.16(1)                 N/A
S&P 500(R) Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                 %    4.91            2.44(4)                 N/A
CLASS I RETURN BEFORE TAXES (ADJUSTED)                         %    4.83           (0.69)                  7.28(1)
S&P 500(R) Index (reflects no deduction for fees, expenses
  or taxes)(3)                                                 %    4.91            0.54                   7.35(5)

(1) Class O shares commenced operations on August 1, 2001. Class I shares commenced operations on December 10, 1996. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(3) The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4) The index return for Class O shares is for the period beginning August 1, 2001.

(5) The index return for Class I shares is for the period beginning December 1, 1996.

INDEX PLUS MIDCAP FUND

INVESTMENT OBJECTIVE
The Fund seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in securities of mid-capitalization companies included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P MidCap 400 Index changes. As of June 30, 2006, the smallest company in the S&P MidCap 400 Index had a market capitalization of $350.1 million and the largest company had a market capitalization of $14.8 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P MidCap 400 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index.

The Fund may invest in derivative instruments.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MID-SIZED COMPANIES -- stocks of mid-sized companies may be more susceptible to greater price volatility than those of larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

MANAGER -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in this Fund is available in the "Other Considerations" section.

INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares (1999-2001) and Class O shares (2002-2005). Class I shares' performance has been adjusted to reflect the higher expenses of Class O shares.
                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (For the periods ended December 31 of each year)

 1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            15.31    19.69   (1.83)   (12.66)   31.70    16.05    10.64

            Best and worst quarterly performance during this period:

 Best:  4th quarter 1999:    18.72%
Worst:  3rd quarter 2002:  (15.36)%

              The Fund's Class O shares' year-to-date total return
                           as of June 30, 2006: 3.93%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class I and Class O shares' performance to that of a broad measure of market performance -- S&P MidCap 400 Index. Class I shares' performance has been adjusted to reflect the higher expenses of Class O shares. It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class O only. After-tax returns for other share classes will vary.
                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                   (For the periods ended December 31, 2005)

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
CLASS O RETURN BEFORE TAXES                                    %   10.64           9.04(1)               N/A
CLASS O RETURN AFTER TAXES ON DISTRIBUTIONS                    %    9.86           8.76(1)               N/A
CLASS O RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
  SHARES                                                       %    7.85           7.78(1)               N/A
S&P MidCap 400 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %   12.56           9.93(4)               N/A
CLASS I RETURN BEFORE TAXES (ADJUSTED)                         %   10.69           7.70                12.09(1)
S&P MidCap 400 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %   12.56           8.60                12.12(5)

(1) Class O shares commenced operations on August 1, 2001. Class I shares commenced operations on February 3, 1998. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(4) The index return for Class O shares is for the period beginning August 1, 2001.

(5) The index return for Class I shares is for the period beginning February 1, 1998.

INDEX PLUS SMALLCAP FUND

INVESTMENT OBJECTIVE
The Fund seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in securities of small-capitalization companies included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 Index changes. As of June 30, 2006, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $55 million and the largest company had a market capitalization of $3.7 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P SmallCap 600 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may invest in derivative instruments. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.
- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.
- In many instances, the frequency and volume of trading in small capitalization stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.
- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

MANAGER -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in this Fund is available in the "Other Considerations" section.

INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares (1999-2002) and Class O shares (2002-2005) from year to year. Class I shares' performance has been adjusted to reflect the higher expenses of Class O shares.

                      YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)
                (For the periods ended December 31 of each year)

 1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            10.02    7.57     2.97    (12.72)   35.71    21.54    6.97

            Best and worst quarterly performance during this period:

 Best:  2nd quarter 2003:    18.17%
Worst:  3rd quarter 2002:  (17.09)%

              The Fund's Class O shares' year-to-date total return
                           as of June 30, 2006: 7.60%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class I and Class O shares' performance to that of a broad measure of market performance -- S&P SmallCap 600 Index. Class I shares' performance has been adjusted to reflect the higher expenses of Class O shares. It is not possible to invest directly in the index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class O only. After-tax returns for other share classes will vary.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                   (For the periods ended December 31, 2005)

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
CLASS O RETURN BEFORE TAXES                                    %    6.97          10.63(1)               N/A
CLASS O RETURN AFTER TAXES ON DISTRIBUTIONS                    %    6.64          10.31(1)               N/A
CLASS O RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
  SHARES                                                       %    4.97           9.14(1)               N/A
S&P SmallCap 600 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    7.68          11.17(4)               N/A
CLASS I RETURN BEFORE TAXES (ADJUSTED)                         %    6.97           9.67                 8.25(1)
S&P SmallCap 600 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    7.68          10.76                 9.88(5)

(1) Class O shares commenced operations on August 1, 2001. Class I shares commenced operations on February 3, 1998. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(3) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $630 million.

(4) The index return for Class O shares is for the period beginning August 1, 2001.

(5) The index return for Class I shares is for the period beginning February 1, 1998.

ING STRATEGIC ALLOCATION  FUNDS

ING STRATEGIC ALLOCATION CONSERVATIVE FUND
ING STRATEGIC ALLOCATION GROWTH FUND
ING STRATEGIC ALLOCATION MODERATE FUND

INVESTMENT OBJECTIVES
ING Strategic Allocation Conservative Fund seeks to provide total return consistent with preservation of capital.

ING Strategic Allocation Growth Fund seeks to provide capital appreciation.

ING Strategic Allocation Moderate Fund seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

ALLOCATION OPTIONS
The ING Strategic Allocation Funds are asset allocation funds that have been designed for investors with different investment goals:

- Strategic Allocation Conservative is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.

- Strategic Allocation Growth is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.

- Strategic Allocation Moderate is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.

Investors should consult with their investment professional to determine whether an ING Strategic Allocation Fund is suited to their financial needs, investment time horizon and risk tolerance level.

ALLOCATION STRATEGIES
Under normal market conditions, the Sub-Adviser allocates the assets of each Fund, in varying degrees, among several classes of equities, fixed-income securities and money market instruments. The percentage weights of each Fund's assets allocated to each such asset class are described in the chart below. The asset allocation limits apply at the time of purchase of a particular security.

                                                                  ING          ING         ING
                                                               STRATEGIC    STRATEGIC   STRATEGIC
                                                               ALLOCATION   ALLOCATION  ALLOCATION
                                                              CONSERVATIVE    GROWTH     MODERATE
ASSET CLASS                                                     FUND(1)        FUND      FUND(2)
EQUITIES
DOMESTIC STOCKS
Range                                                             0-70%      10-100%        0-75%
INTERNATIONAL STOCKS
Range                                                             0-20%        0-30%        0-20%
FIXED-INCOME
Range                                                            0-100%        0-40%        0-70%
MONEY MARKET INSTRUMENTS
Range                                                             0-30%        0-30%        0-30%

(1) ING Strategic Allocation Conservative Fund will invest no more than 35% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2) ING Strategic Allocation Moderate Fund will invest no more than 60% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

The Sub-Adviser uses a Composite Index as the benchmark index to which it compares the performance of each ING Strategic Allocation Fund. Each Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index. Each asset class comparative index that is blended into the benchmark Composite Index is described on page 26 of this Prospectus.

                                                                      MORGAN STANLEY
                                                                   CAPITAL INTERNATIONAL   LEHMAN BROTHERS(R)     91-DAY
                                                 RUSSELL 3000(R)  EUROPE, AUSTRALASIA AND      AGGREGATE       U.S. TREASURY
COMPOSITE INDEX                                       INDEX          FAR EAST(R) INDEX         BOND INDEX        BILL RATE
STRATEGIC ALLOCATION CONSERVATIVE COMPOSITE            35%                    0%                   55%                 10%
STRATEGIC ALLOCATION GROWTH COMPOSITE                  70%                   10%                   20%                  0%
STRATEGIC ALLOCATION MODERATE COMPOSITE                55%                    5%                   35%                  5%

To remain consistent with each Fund's investment objective and intended level of risk tolerance, the Sub-Adviser has instituted both a benchmark percentage allocation and a Fund-level range allocation for each asset class set out above. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund-level range allows the Sub-Adviser to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.

Each Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on the Sub-Adviser's ongoing evaluation of the expected returns and risks of each asset class relative to other classes. The Sub-Adviser may vary each Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria the Sub-Adviser evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements.

PRINCIPAL INVESTMENT STRATEGIES
Set out below are the strategies employed by the Sub-Adviser in selecting investments for the ING Strategic Allocation Funds' equity, fixed-income, and money market securities asset classes. The segment of a Fund's assets that may be invested in each asset class are subject to the allocation ranges set out in the chart above.

EQUITY SECURITIES -- DOMESTIC STOCKS
LARGE-CAPITALIZATION STOCKS -- Each Fund may invest a segment of its assets in stocks included in the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index"). The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. At June 30, 2006, the smallest company in the S&P 500(R) Index had a market capitalization of $502 million, the largest company had a market capitalization of $371.2 billion and the average capitalization of all companies in the S&P 500(R) Index was $22.9 billion. In selecting large-capitalization stocks for each Fund, the Sub-Adviser attempts to overweight those stocks in the S&P 500(R) Index that it believes will outperform the Index, and underweight (or avoid altogether) those stocks that it believes will underperform the Index.

SMALL-/MID-CAPITALIZATION STOCKS -- the Funds may invest a segment of their assets in small- and mid-capitalization stocks (typically stocks included in the Standard & Poor's MidCap 400 Composite Stock Price Index ("S&P MidCap 400 Index"), the Standard & Poor's SmallCap 600 Composite Stock Price Index ("S&P SmallCap 600 Index"), and the Russell 2500(R) Index). The S&P MidCap 400 Index and the S&P SmallCap 600 Index measure the performance of the 400 mid-capitalization and 600 small-capitalization companies, respectively, traded in the U.S., as selected by Standard & Poor's Corporation. The Russell 2500(R) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index. The market capitalization range of each Index is reset monthly and will change with market/conditions as the range of the companies in each Index changes. At June 30, 2006, the market capitalization of the smallest company in the S&P MidCap 400 Index was $350.1 million and the largest company had a market capitalization of $14.8 billion. At June 30, 2006, the market capitalization of the smallest company in the S&P SmallCap 600 Index was $55 million and the largest company had a market capitalization of $3.7 billion. At June 30, 2006 the market capitalization of the smallest company in the Russell 2500(R) Index was $83 million and the largest company had a market capitalization of $6.3 billion.

To evaluate which large-, mid- and small-capitalization stocks in which to invest, the Sub-Adviser uses various methods, including, but not limited to internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each portfolio company and its potential for strong, sustained earnings growth.

EQUITY SECURITIES -- INTERNATIONAL STOCKS
The Sub-Adviser may invest a segment of each Fund's assets in international stocks. These securities may include common stocks as well as securities convertible into common stocks.

FIXED-INCOME SECURITIES
The Sub-Adviser will invest the segment of each Fund's assets allocated to fixed-income securities in a diversified portfolio of domestic and foreign fixed-income securities, including, but not limited to corporate, government and mortgage bonds, which, at the time of purchase, are rated at least BBB- by Standard & Poor's or Baa3 by Moody's or have an equivalent rating from another nationally recognized statistical rating organization, or, if unrated, are of comparable quality. Each Fund may also invest in international fixed-income securities and may invest up to 15% of the value of its total assets in high-yield (high risk) debt securities, commonly referred to as "junk bonds," rated below investment grade. The dollar-weighted average maturity of the fixed-income segment of the Fund's portfolio will generally range between three and ten years.

MONEY MARKET INSTRUMENTS; OTHER INVESTMENTS

MONEY MARKET INSTRUMENTS -- each Fund may invest in high quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective. Such instruments may include high quality fixed-income securities denominated in U.S. dollars, with short remaining maturities, repurchase agreements, U.S. government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies), corporate debt securities, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality.

OTHER INVESTMENTS -- each Fund may, consistent with its investment objective and allocation strategy, invest in convertible securities, securities of foreign governments and supranational organizations, and municipal bonds, may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Funds may use options and futures contracts involving securities, securities indices and interest rates. Each Fund may also invest in other investment companies, including exchange-traded funds ("ETFs"), HOLDRs and SPDRs to the extend permitted by the Investment Company Act of 1940, as amended ("1940 Act").

Each Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Funds. The Funds may be affected by the following risks, among others:

ALLOCATION -- the success of each Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within these categories. Because each Fund's assets are allocated between equities, fixed-income securities and money market instruments, a Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. In addition, each asset type has risks that are somewhat unique and the performance of each Fund will vary to a greater or lesser extent depending on the size of the allocation.

PRICE VOLATILITY -- the value of each Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Each Fund invests in securities of larger companies, which sometimes have more stable prices than small companies. However, each Fund may also invest in small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

INTEREST RATE -- fixed-income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt.

CREDIT -- each Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. Each Fund may be subject to more credit risk than other funds because they may invest in high-yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, are also sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

HIGH-YIELD, LOWER-GRADE DEBT SECURITIES -- when a Fund invests in debt securities rated below investment grade, its credit risk is greater than that of funds that buy only investment-grade debt securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Debt securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these debt securities may be less liquid, making it difficult for a Fund to sell them quickly at an acceptable price. These risks can reduce a Fund's share price and the income it earns.

REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at a specified date and price. If the seller defaults and the collateral value declines the Fund may incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Funds could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS -- some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

OTHER INVESTMENT COMPANIES -- the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Funds may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Funds.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in a Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in a Fund is available in the "Other Considerations" section.

ING STRATEGIC ALLOCATION CONSERVATIVE FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of two broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

Because Class O shares had not commenced operations as of December 31, 2005, the bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. These figures do not reflect sales charges and would be lower if they did.

                    YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)(3)
                (For the periods ended December 31 of each year)

 1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   6.12     7.16     3.45    (3.02)   (5.36)    12.93    7.58     3.31

            Best and worst quarterly performance during this period:

 Best:  2nd quarter 2003:    6.59%
Worst:  3rd quarter 2002:  (6.81)%

              The Fund's Class A shares' year-to-date total return

                  as of June 30, 2006: 1.06%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A shares' performance to that of two broad measures of market performance -- the Lehman Brothers(R) Aggregate Bond Index ("LBAB Index") and the Strategic Allocation Income Composite Index. It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                     AVERAGE ANNUAL TOTAL RETURNS(1)(2)(3)
                   (For the periods ended December 31, 2005)

                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS    (OR LIFE OF CLASS)
CLASS A RETURN BEFORE TAXES(4)                                 %   (2.63)    1.66             4.00(1)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS(4)                 %   (3.66)    0.88             2.35(1)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
  SHARES(4)                                                    %   (0.98)    1.02             2.49(1)
LBAB Index (reflects no deduction for fees, expenses, or
  taxes)(5)                                                    %    2.43     5.87             6.48(6)
Strategic Allocation Income Composite Index (reflects no
  deduction for fees, expenses, or taxes)(7)                   %    3.83     4.55             6.49(6)

(1) Class A shares commenced operations on January 20, 1997. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class A shares have different expenses.

(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.

(3) Effective April 28, 2006, the Fund changed its name from ING Strategic Allocation Income Fund to ING Strategic Allocation Conservative Fund. Effective October 1, 2002, the Fund changed its name from ING Legacy Fund to ING Strategic Allocation Income Fund.

(4) Reflects deduction of the maximum Class A sales charge of 5.75%

(5) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed-rate U.S. government, investment grade, mortgage-backed and corporate debt securities.

(6) The index returns for Class A shares are for the period beginning February 1, 1997.

(7) The Strategic Allocation Income Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large-capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large-capitalization stocks, 10% in small-/mid-capitalization stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, 5% in international bonds and 10% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-capitalization stocks, small-/mid-capitalization stocks, and real estate stocks, and the category of international bonds was removed.

ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of two broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

Because Class O shares had not commenced operations as of December 31, 2005, the bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. These figures do not reflect sales charges and would be lower if they did.

                    YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)(3)
                (For the periods ended December 31 of each year)

 1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   4.28     14.55   (2.56)   (12.31)  (15.11)   23.33    11.70    5.57

            Best and worst quarterly performance during this period:

 Best:  2nd quarter 2003:    13.33%
Worst:  3rd quarter 2002:  (15.35)%

              The Fund's Class A shares' year-to-date total return

                  as of June 30, 2006: 2.66%

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A shares' performance to that of two broad measures of market performance -- the Russell 3000(R) Index and the Strategic Allocation Growth Composite Index. It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                     AVERAGE ANNUAL TOTAL RETURNS(1)(2)(3)
                   (For the periods ended December 31, 2005)

                                                                                           10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)
CLASS A RETURN BEFORE TAXES(4)                                 %   (0.50)    0.40            3.75(1)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS(4)                 %   (0.61)    0.20            2.28(1)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
  SHARES(4)                                                    %   (0.15)    0.25            2.39(1)
Russell 3000(R) Index (reflects no deduction for fees,
  expenses, or taxes)(5)                                       %    6.12     1.58            7.31(6)
Strategic Allocation Growth Composite Index (reflects no
  deduction for fees, expenses, or taxes)(7)                   %    6.22     4.24            7.42(6)

(1) Class A shares commenced operations on January 20, 1997. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class A shares have different expenses.
(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.
(3) Effective October 1, 2002, the Fund changed its name from ING Ascent Fund to ING Strategic Allocation Growth Fund.
(4) Reflects deduction of the maximum Class A sales charge of 5.75%.
(5) The Russell 3000(R) Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.
(6) The index returns for Class A shares are for the period beginning February 1, 1997.
(7) The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large-capitalization stocks, 20% for small-/mid-capitalization stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large-capitalization stocks, 20% in small-/ mid-capitalization stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-capitalization stocks, small-/mid-capitalization stocks, and real estate stocks, and the category of international bonds was removed.

ING STRATEGIC ALLOCATION MODERATE FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The following information is intended to help you understand the risks of investing in the Fund. The value of your shares in the Fund will fluctuate depending on the Fund's investment performance. The bar chart and table below show the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of two broad measures of market performance for the same period. The Fund's past performance (before and after income taxes) is no guarantee of future results.

Because Class O shares had not commenced operations as of December 31, 2005, the bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year. These figures do not reflect sales charges and would be lower if they did.

                    YEAR-BY-YEAR TOTAL RETURNS (%)(1)(2)(3)
                (For the periods ended December 31 of each year)

 1996     1997     1998     1999     2000     2001     2002     2003     2004     2005
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                   3.87     10.14   (1.00)   (7.71)   (10.48)   18.56    9.60     4.22

            Best and worst quarterly performance during this period:

 Best:  2nd quarter 2003:    10.41%
Worst:  3rd quarter 2002:  (11.59)%

              The Fund's Class A shares' year-to-date total return

                  as of June 30, 2006: 1.78%
The table below provides some indication of the risks of investing in the Fund by comparing the Fund's Class A shares' performance to that of two broad measures of market performance -- the Russell 3000(R) Index and the Strategic Allocation Balanced Composite Index. It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                     AVERAGE ANNUAL TOTAL RETURNS(1)(2)(3)
                   (For the periods ended December 31, 2005)

                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS    (OR LIFE OF CLASS)
CLASS A RETURN BEFORE TAXES(4)                                 %   (1.77)    1.07             3.62(1)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS(4)                 %   (2.05)    0.67             2.30(1)
CLASS A RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
  SHARES(4)                                                    %   (0.95)    0.70             2.35(1)
Russell 3000(R) Index (reflects no deduction for fees,
  expenses, or taxes)(5)                                       %    6.12     1.58             7.31(6)
Strategic Allocation Balanced Composite Index (reflects no
  deduction for fees, expenses, or taxes)(7)                   %    5.13     4.65             7.13(6)

(1) Class A shares commenced operations on January 20, 1997. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class A shares have different expenses.
(2) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser.
(3) Effective April 28, 2006, ING Strategic Allocation Balanced Fund changed its name to ING Strategic Allocation Moderate Fund. Effective October 1, 2002, the Fund changed its name from ING Crossroad Fund to ING Strategic Allocation Balanced Fund.
(4) Reflects deduction of the maximum Class A sales charge of 5.75%.
(5) The Russell 3000(R) Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.
(6) The index returns for Class A shares are for the period beginning February 1, 1997.
(7) The Strategic Allocation Balanced Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large-capitalization stocks, 15% for small-/mid-capitalization stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, 10% in international bonds, and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large-capitalization stocks, 15% in small-/mid-capitalization stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, 5% in international bonds and 5% in money market instruments. Effective October 1, 2002, a single category of domestic stocks replaced the group of categories of large-capitalization stocks, small-/mid-capitalization stocks, and real estate stocks, and the category of international bonds was removed.

BENCHMARK INDICES

ASSET CLASS                                        ASSET CLASS COMPARATIVE INDICES
-------------------------------------------------------------------------------------------------
Domestic Stocks                      The Russell 3000(R) Index measures the performance of the
                                     3,000 largest U.S. companies based on total market
                                     capitalization, which represents approximately 98% of the
                                     investable U.S. equity market.
International Stocks                 The Morgan Stanley Capital International Europe,
                                     Australasia, and Far East(R) Index ("MSCI EAFE(R) Index") is
                                     a market value-weighted average of the performance of more than 900 securities listed on the stock exchange of
                                     countries in Europe, Australia and the Far East.
U.S. Dollar Bonds                    The Lehman Brothers(R) Aggregate Bond Index ("LBAB Index")
                                     is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade,
                                     mortgage-backed and corporate debt securities.
Cash Equivalents                     Three-month Treasury bills are U.S. government-backed
                                     short-term investments considered to be relatively
                                     risk-free, and equivalent to cash because their maturity is only three months.

FUND EXPENSES

The following table describes Fund expenses. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all shareholders.

CLASS O SHAREHOLDER FEES

There are no sales charges deducted on initial purchases of Class O shares, no deferred sales charges applied on redemptions, no sales charges applied to dividend reinvestments, and no exchange fees. Each Fund has adopted a Shareholder Services Plan that allows payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. Because the fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 CLASS O SHARES
                       ANNUAL FUND OPERATING EXPENSES(1)
                 (as a percentage of average daily net assets)

                                                                                                                Net
                                             Service                         Total            Waivers          Fund
                                 Management  (12b-1)                     Fund Operating  Reimbursements and  Operating
                                    Fees      Fees    Other Expenses(2)     Expenses       Recoupment(3)     Expenses
Balanced Fund                      0.75%      0.25%         0.40%            1.40%            --              1.40%
Global Science and Technology
  Fund                             1.05%      0.25%         0.80%            2.10%            (0.35)%         1.75%
International Growth Fund          0.85%      0.25%         0.69%            1.79%            (0.19)%         1.60%
Index Plus LargeCap Fund           0.45%      0.25%         0.25%            0.95%            --              0.95%
Index Plus MidCap Fund             0.45%      0.25%         0.29%            0.99%             0.01%          1.00%
Index Plus SmallCap Fund           0.45%      0.25%         0.37%            1.07%            (0.07)%         1.00%
Strategic Allocation
  Conservative Fund                0.80%      0.25%         0.33%            1.38%            (0.23)%         1.15%
Strategic Allocation Growth
  Fund                             0.80%      0.25%         0.23%            1.28%            (0.03)%         1.25%
Strategic Allocation Moderate
  Fund                             0.80%      0.25%         0.24%            1.29%            (0.09)%         1.20%

(1) This table shows the estimated operating expenses for Class O shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, if any, and fee waivers to which ING Investments LLC, the investment adviser to each Fund, has agreed. Because Strategic Allocation Conservative Fund, Strategic Allocation Growth Fund and Strategic Allocation Moderate Fund had not commenced operations as of the date of this Prospectus, expenses are based on each Fund's operating expenses for Class A shares, as adjusted for contractual changes, if any, and fee waivers to which ING Investments LLC, the investment adviser to each Fund, has agreed.

(2) ING Funds Services, LLC receives an annual administration fee equal to 0.08% of each Fund's average daily net assets.

(3) ING Investments, LLC has entered into a written expense limitation agreement with each Fund except Balanced Fund under which it will limit expenses of the Funds, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments LLC is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through at least March 1, 2007 for Global Science and Technology Fund and International Growth Fund and October 1, 2007 for all other Funds. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the Company upon at least 90 days' prior written notice to ING Investments, LLC.

CLASS O SHARES EXAMPLE

The Example that follows is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invested $10,000, that you reinvested all your dividends, that the Fund earned an average annual return of 5.00% and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

                                                  1 YEAR                 3 YEARS                 5 YEARS                 10 YEARS
Balanced Fund                        $              143                     443                      766                   1,680
Global Science and
  Technology(1)                      $              178                     624                    1,097                   2,403
International Growth(1)              $              163                     545                      952                   2,090
Index Plus LargeCap Fund(1)          $               97                     303                      525                   1,166
Index Plus MidCap Fund(1)            $              102                     316                      548                   1,214
Index Plus SmallCap Fund(1)          $              102                     333                      583                   1,299
Strategic Allocation
  Conservative Fund(1)               $              117                     414                      733                   1,637
Strategic Allocation Growth
  Fund(1)                            $              127                     403                      699                   1,543
Strategic Allocation Moderate
  Fund(1)                            $              122                     400                      699                   1,549

(1) The Example reflects the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.

OTHER CONSIDERATIONS

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information ("SAI").

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below may invest in these securities or use the techniques as part of a Fund's principal investment strategies. However, the Adviser or Sub-Adviser of a Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

CONCENTRATION (GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund concentrates (for purposes of the Investment Company Act of 1940, as amended, "1940 Act") its assets in securities related to the science and technology sectors, which means that at least 25% of its net assets will be invested in these securities assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund that has securities representing a broader range of investment alternatives.

CONVERTIBLE AND DEBT SECURITIES (ALL FUNDS EXCEPT INDEX PLUS LARGECAP FUND, INDEX PLUS MIDCAP FUND, INDEX PLUS SMALLCAP FUND). The price of a convertible and debt security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible and debt securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible and debt securities are often lower rated securities. The Fund may be required to redeem or convert a convertible and debt security before the holder would otherwise choose.

DERIVATIVES (ALL FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Not all of the Funds invest in these types of derivatives, so please check the description of each Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

EMERGING MARKETS INVESTMENTS (GLOBAL SCIENCE AND TECHNOLOGY FUND AND INTERNATIONAL GROWTH FUND). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

FOREIGN SECURITIES (ALL FUNDS EXCEPT INDEX PLUS LARGECAP FUND, INDEX PLUS MIDCAP FUND AND INDEX PLUS SMALLCAP FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;

reduced availability of public information concerning issuers; accounting, auditing and financial reporting standard or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices are more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of portfolios or other assets of the Funds, including the withholding of dividends.

Each Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a Fund.

HIGH-YIELD, LOWER-GRADE DEBT SECURITIES (BALANCED FUND, STRATEGIC ALLOCATION CONSERVATIVE FUND, STRATEGIC ALLOCATION GROWTH FUND AND STRATEGIC ALLOCATION MODERATE FUND). Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield debt securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield debt securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield debt securities.

INITIAL PUBLIC OFFERINGS ("IPOS") (GLOBAL SCIENCE AND TECHNOLOGY FUND). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings.

MORTGAGE-RELATED SECURITIES (BALANCED FUND, STRATEGIC ALLOCATION CONSERVATIVE FUND, STRATEGIC ALLOCATION GROWTH FUND AND STRATEGIC ALLOCATION MODERATE
FUND). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgage securities will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations, and thus, are subject to risk of default.

OTHER INVESTMENT COMPANIES (STRATEGIC ALLOCATION CONSERVATIVE FUND, STRATEGIC ALLOCATION GROWTH FUND AND STRATEGIC ALLOCATION MODERATE FUND). Each Fund may invest in other investment companies to the extent permitted by the 1940 Act and the rules thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stock ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because

HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

REPURCHASE AGREEMENTS (STRATEGIC ALLOCATION CONSERVATIVE FUND, STRATEGIC ALLOCATION GROWTH FUND AND STRATEGIC ALLOCATION MODERATE FUND). Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed-upon date and price. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

RULE 144A SECURITIES (GLOBAL SCIENCE AND TECHNOLOGY FUND). Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets.

SMALL- AND MID-CAPITALIZATION COMPANIES (ALL FUNDS EXCEPT INDEX PLUS LARGECAP
FUND). Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS (BALANCED FUND, STRATEGIC ALLOCATION CONSERVATIVE FUND, STRATEGIC ALLOCATION GROWTH FUND AND STRATEGIC ALLOCATION MODERATE FUND). Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

PORTFOLIO TURNOVER (ALL FUNDS EXCEPT INTERNATIONAL GROWTH FUND, INDEX PLUS MIDCAP FUND AND INDEX PLUS SMALLCAP FUND). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

OTHER RISKS

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of a Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

INABILITY TO SELL SECURITIES. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield instruments, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. A Fund could lose money if it cannot sell a security a the time and price that would be most beneficial to the Fund.

INDEX STRATEGY. A Fund may use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between a Fund and index performance may be affected by the Fund's expenses, and the timing of purchases and redemptions of a Fund's shares.

INTERESTS IN LOANS. A Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Fund's investment. Many loans are relatively illiquid and may be difficult to value.

MANAGEMENT. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that these will produce the desired results.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund may not be able to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid that registered securities traded on established secondary markets.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

All Funds (other than ING Balanced Fund and ING Strategic Allocation Funds) will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and this Prospectus. Shorting "against the box" means the Fund already owns an equal amount of such securities as those securities sold short.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve its investment objective.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus applies at the time of investment.

MANAGEMENT OF THE FUNDS

ADVISER

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect-wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of June 30, 2006, ING Investments managed approximately $44.9 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fees paid by each Fund for its most recent fiscal year as a percentage of that Fund's average daily net assets:

                                         MANAGEMENT
FUND                                        FEES
Balanced                                   0.77%
Global Science and Technology              1.05%
International Growth                       0.85%
Index Plus LargeCap                        0.45%
Index Plus MidCap                          0.45%
Index Plus SmallCap Fund                   0.45%
Strategic Allocation Conservative          0.80%
Strategic Allocation Growth                0.80%
Strategic Allocation Moderate              0.80%

For information regarding the basis for the Board of Directors ("Board") approval of the investment advisory and investment sub-advisory relationships, please refer to the Balanced Fund's, Index Plus Funds' and Strategic Allocation Funds' annual shareholder report each dated May 31, 2006; and Global Science and Technology Fund's and International Growth Fund's semi-annual shareholder report dated April 30.

SUB-ADVISER

ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. The sub-adviser has at least in part, been selected primarily on the basis of its successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or a Fund's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume the day-to-day portfolio management of the Fund.

ING Investments acts as a "manager-of-managers" for ING Global Science and Technology Fund. ING Investments delegates to the sub-adviser of ING Global Science and Technology Fund the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of ING Global Science and Technology Fund. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-advisers to the Fund's Board. ING Global Science and Technology Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Fund's Board, to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. ING Global Science and Technology Fund will notify shareholders of any change in the identity of a sub-adviser of the Fund. In this event, the name of ING Global Science and Technology Fund and its principal investment strategies may also change.

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, serves as the Sub-Adviser to each Fund (other than Global Science and Technology Fund). ING IM is responsible for managing the assets of the Funds in accordance with each Fund's investment objective and policies, subject to oversight by ING Investments and the Funds' Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep, and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of June 30, 2006, ING IM managed approximately $61 billion in assets.

The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

BALANCED FUND

The following individuals share responsibility for the day-to-day management of Balanced Fund:

The equity portion of the Fund has been managed by Omar Aguilar, Ph.D. since December 2005. Dr. Aguilar has been with ING IM since July 2004 and is Head of Quantitative Equity Research. He previously served as head of Lehman Brothers' quantitative research for their alternative investment management business since 2002. Prior to that, Dr. Aguilar was director of quantitative research and a portfolio manager with Merrill Lynch Investment Management since 1999.

Mary Ann Fernandez, Portfolio Manager, has managed the overall asset allocation of the Fund since 2005. Ms. Fernandez joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and ING GET Funds. Ms. Fernandez is also involved in the management and marketing of certain equity strategies managed by ING IM.

James B. Kauffmann, Portfolio Manager, has managed the fixed-income portion of the Fund since 2002. Mr. Kauffmann is the Head of Fixed Income for ING Investment Management and is responsible for overseeing $60 billion of institutional and mutual fund assets. Mr. Kauffmann has been in ING IM's fixed-income group as a portfolio manager since he joined ING IM in 1996 and has over 19 years of investment experience. Prior to joining ING IM he was a senior fixed-income portfolio manager with Alfa Investments Inc., worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

INTERNATIONAL GROWTH FUND

The following individuals share responsibility for the day-to-day management of International Growth Fund.

Carl Ghielen, Portfolio Manager, has co-managed the Fund since 2002. He is responsible for stock selection as well as coordinating efforts on behalf of ING IM's international equity teams. Mr. Ghielen has 14 years of investment experience. Prior to joining ING IM in 2000, Mr. Ghielen worked for MN Services (a Dutch pension fund) as senior fund manager.

Martin Jansen, Portfolio Manager, has co-managed the Fund since 2002. He is responsible for stock selection. Mr. Jansen joined ING IM in 1997 as senior manager and has 25 years of investment experience. Prior to joining ING IM, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.

INDEX PLUS FUNDS

INDEX PLUS LARGECAP, INDEX PLUS MIDCAP, INDEX PLUS SMALLCAP FUNDS

The following individuals share responsibility for the day-to-day management of the Index Plus Funds:

Omar Aguilar, Ph.D. has co-managed the ING Index Plus Funds since December 2005. Dr. Aguilar has been with ING IM since July 2004 and is Head of Quantitative Equity Research. He previously served as head of Lehman Brothers' quantitative research for their alternative investment management business since 2002. Prior to that, Dr. Aguilar was director of quantitative research and a portfolio manager with Merrill Lynch Investment Management since 1999.

Vincent Costa, Portfolio Manager, has co-managed the ING Index Plus Funds since May 2006. He joined ING IM in April 2006 as Senior Quantitative Portfolio Manager from Merrill Lynch Investment Managers where he had been employed since 1999, most recently as Managing Director and Chief Investment Officer for that firm's Quantitative Investment strategies. He has 20 years of investment experience.

Douglas Cote, Portfolio Manager, has co-managed the ING Index Plus Funds since March 2001. Mr. Cote has been serving as a quantitative equity analyst with ING IM since 1994.

STRATEGIC ALLOCATION FUNDS

STRATEGIC ALLOCATION CONSERVATIVE, STRATEGIC ALLOCATION GROWTH AND STRATEGIC ALLOCATION MODERATE FUNDS

The following individuals are responsible for the day-to-day management of the Strategic Allocation Funds:

Mary Ann Fernandez, Portfolio Manager, managed the Strategic Allocation Funds since 2002. Since 2006, Ms. Fernandez has co-managed the Funds with Mr. Gendreau. Ms. Fernandez joined ING IM in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and ING GET Funds. Ms. Fernandez is also involved in the management and marketing of certain equity strategies managed by ING IM.

Brian Gendreau, Ph.D., Portfolio Manager, has co-managed the Strategic Allocation Funds since May 2006. Dr. Gendreau joined ING IM as an Investment Strategist in September 2004 from Heckman Global Advisors, where he managed their Emerging Market Equity Allocation products since October 2002. Prior to that, Dr. Gendreau was a Director and Market Strategist within Salomon Smith Barney's Institutional Investor-ranked Asset Allocation team, where he had been employed since 1997. Earlier he worked at JPMorgan as Vice President in the Economic Research Department. He also served as an Economist for the Federal Reserve Bank of Philadelphia and the Board of Governors of the Federal Reserve System.

GLOBAL SCIENCE AND TECHNOLOGY FUND
BLACKROCK ADVISORS, INC.

BlackRock Advisors, Inc. ("BlackRock" or "Sub-Adviser"), a Delaware corporation, serves as Sub-Adviser to Global Science and Technology Fund. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the U.S. Subject to the supervision of the Board and ING, BlackRock manages the Fund's assets in accordance with the Fund's investment objective, policies and limitations. BlackRock makes investment decisions for the Fund as to those assets and places orders to purchase and sell securities and other investments for the Fund.

As of December 31, 2005, BlackRock and its affiliates had $452 billion in assets under management. The principal address of BlackRock is 100 Bellvue Parkway, Wilmington, Delaware 19809.

The following individuals share responsibility for the day-to-day management of ING Global Science and Technology Fund.

Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is head of BlackRock's Global Opportunities Team and is the strategist for all of the team's portfolios. Mr. Callan has co-managed the Fund since 2004. Before becoming part of BlackRock, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager, is a senior member of BlackRock's Global Opportunities Team and is responsible for coverage of stocks in the technology sector for all of the team's portfolios and has co-managed the Fund since 2005. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a healthcare analyst with the PNC Asset Management Group.

Erin Xie, Ph.D., Managing Director and Portfolio Manager, is a senior member of BlackRock's Global Opportunities Team and is responsible for coverage of stocks in the healthcare sector and has co-managed the Fund since 2005. Before becoming part of BlackRock in 2005, Ms. Xie was with State Street Research & Management since 2001. She began her investment career as a pharmaceutical analyst for Sanford Bernstein in 1999.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Funds.

INVESTING IN THE FUNDS

OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES

HOW TO OPEN AN ACCOUNT If you wish to invest in a Fund, you must already be an existing customer of ING DIRECT (ING Bank, fsb) with an Orange Savings Account. You may then either apply online at www.ingdirect.com, or alternatively you may mail a completed and signed application to:

ING DIRECT Securities, Inc.
P.O. Box 15647
Wilmington, DE 19885-5647

If you enclose a check, please ensure that it comes from your linked external checking account, unless the account is a rollover of an IRA or other retirement account, in which case, a check from the previous institution will suffice. If you are unable to invest at least $1,000 per Fund ($250 for IRA accounts) to start, you may open your account for as little as $100 and $75/month for a regular account or $50 and $25/month for an IRA account using the Automatic Investment Plan ("AIP"). An AIP will allow you to invest regular amounts at regular intervals.

CLASS O ELIGIBILITY

Class O shares are offered to:

- Customers purchasing shares through ING DIRECT Securities, Inc.

- Members of such other groups as may be approved by the Board from time to time.

HOW TO BUY SHARES

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
   BY MAIL                           Complete and sign your account             Fill out the investment stub from your
                                     application, make your check payable to    confirmation statement or send a letter indicating
                                     ING DIRECT Fund and mail to:               your name, account number(s), the Fund(s) in which
                                                                                you wish to invest and the amount you want to
                                     ING DIRECT Securities, Inc.                invest in each Fund.
                                     P.O. Box 15647
                                     Wilmington, DE 19885-5647                  Make your check payable to ING DIRECT Fund and
                                                                                mail to:
                                     Your check must be drawn on a bank
                                     located within the United States and       ING DIRECT Securities, Inc.
                                     payable in U.S. dollars. Cash, credit      P.O. Box 15647
                                     cards and third party checks cannot be     Wilmington, DE 19885-5647
                                     used to open an account.
                                                                                Your check must be drawn on a bank located within
                                                                                the United States payable in U.S. dollars.
   -------------------------------------------------------------------------------------------------------------------------------
   BY OVERNIGHT COURIER              Follow the instructions above for "By      Follow the instructions above for "By Mail" but
                                     Mail" but send your completed              send your check and investment stub or letter to:
                                     application and check to:
                                                                                ING DIRECT Securities, Inc.
                                     ING DIRECT Securities, Inc.                1 South Orange Street
                                     1 South Orange Street                      Wilmington, DE 19801
                                     Wilmington, DE 19801
   -------------------------------------------------------------------------------------------------------------------------------
   ONLINE                            Complete your application online at        Log into your account at www.ingdirect.com and
                                     www.ingdirect.com.                         click the "Buy" button.

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
   BY ELECTRONIC FUNDS TRANSFER      Follow the instructions above for "By      You may also purchase additional shares by
                                     Mail" but rather than send a check, be     Electronic Funds Transfer by calling
                                     sure to complete section 4 of the          1-866-BUY-FUND (866-289-3863).
                                     application.
   -------------------------------------------------------------------------------------------------------------------------------
   BY EXCHANGE                                                                  Submit a written request to the address listed
                                                                                above under "By Mail." Include:
                                                                                - Your name and account number
                                                                                - The name of the Fund into and out of which you
                                                                                  wish to exchange.
                                                                                - The amount to be exchanged and the signatures of
                                                                                  all shareholders.
                                                                                You may also exchange your shares by calling
                                                                                1-866-BUY-FUND (866-289-3863).
                                                                                Please be prepared to provide:
                                                                                - The Fund's name.
                                                                                - Your account number(s).
                                                                                - Your Social Security number or taxpayer
                                                                                  identification number.
                                                                                - Your address.
                                                                                - The amount to be exchanged.
                                                                                Additionally, you may log into your account at
                                                                                www.ingdirect.com and click the "Exchange" button.

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request as described below.

Redemption requests may be made in writing, online, or, in amounts up to $100,000, by telephone. A medallion signature guarantee is required if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that a notary public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.

The Funds normally intend to pay in cash for all shares redeemed, but under abnormal conditions that make payments in cash unwise, the Funds may make payments wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Funds could elect to make payments in securities for redemptions in excess of $250,000 or 1.00% of their net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

   REDEMPTIONS BY MAIL                   You may redeem shares you own in any Fund by sending written instructions to:
                                         ING DIRECT Securities, Inc.
                                         P.O. Box 15647
                                         Wilmington, DE 19885-5647
                                         Your instructions should identify:
                                         - The Fund's name.
                                         - The number of shares or dollar amount to be redeemed.
                                         - Your name and account number.
                                         Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).
   --------------------------------------------------------------------------------------------------------------------------------
   REDEMPTIONS BY                        Call 1-866-BUY-FUND (866-289-3863). Please be prepared to provide your account number,
   TELEPHONE                             account name and the amount of the redemption, which must be no more than $100,000.
   --------------------------------------------------------------------------------------------------------------------------------
   ONLINE                                Log in to your account at www.ingdirect.com and click the "Sell" button.
                                         For IRA accounts, please submit a Redemption Form by fax to 1-866-327-4592 before 2 p.m.
                                         EST. The form may also be mailed to the address above. It is available for download online at www.ingdirect.com.

TIMING OF REQUESTS

Orders that are received by the Funds' Transfer Agent, or as otherwise provided below, before the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) will be processed at the net asset value per share calculated that business day. Orders received after the close of regular trading on the NYSE will be processed at the net asset value ("NAV") calculated on the following business day.

Investors purchasing through ING DIRECT Securities, Inc. should refer to its materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

Class O shares are only offered through ING DIRECT Securities, Inc. More information may be found on the firm's website by going to www.ingdirect.com. The Funds offer additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for those funds.

BUSINESS HOURS Fund representatives are available from 9:00 a.m. to 4:00 p.m. Eastern time Monday through Friday.

NET ASSET VALUE The NAV per share for each class of each Fund is determined each business day as of Market Close. The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

When market quotations are not available or are deemed unreliable, a Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

- Securities of an issuer that has entered into a restructuring;

- Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there are no current market value quotations; and

- Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determines their NAV per share.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds, ING Funds Distributor, LLC ("Distributor"), or a third-party selling you the Funds must obtain the following information for each person that opens an account:

- Name;

- Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

EXCHANGE PRIVILEGES There is no fee to exchange shares from one Fund to another Fund offering the same share class. When you exchange shares, your new Fund shares will be in the equivalent class of your current shares.

FREQUENT TRADING -- MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Funds determine not to be in the best interest of the Funds.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels or pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Funds' Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders may make exchanges among their accounts with ING Funds 4 times each year. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for these purposes. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January 1 of each year, the restriction will be reset for all shareholders and any trade restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Funds reserve the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Funds also reserve the right to modify the frequent trading-market timing policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

There is however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent short-term trades or certain other trading activity. The Funds seek to implement the policies and procedures described above through instructions to the Funds' administrator, ING Funds Services, LLC.

ONLINE AND TELEPHONE EXCHANGE AND/OR REDEMPTION PRIVILEGES You automatically receive online and telephone exchange and redemption privileges when you establish your account. If you do not want these privileges, you may call 1-866-BUY-FUND (866-289-3863) to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Online and telephone redemption requests will be accepted if the request is for a maximum of $100,000. Online and telephone redemption requests may not be accepted if you:

- Have submitted a change of address within the preceding 15 calendar days.
- Are selling shares in a retirement plan account held in a trust.

You may make account inquiry requests, purchases or redemptions online at: www.ingdirect.com.

The Funds reserve the right to amend online and telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Funds believe it is advisable to do so.

ADDITIONAL SERVICES The Funds offer the following additional investor services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-866-BUY-FUND (866-289-3863) for additional details.

- AUTOMATIC INVESTMENT You can make automatic monthly investments in any Fund.

- TDD SERVICE Telecommunication Device for the Deaf ("TDD") services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.

- TAX-DEFERRED RETIREMENT PLANS Each Fund may be used for investment by individual retirement accounts ("IRAs"), including Roth IRAs. Purchases made in connection with IRA accounts may be subject to an annual custodial fee of $10 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for individual retirement accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

HOW WE COMPENSATE INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, "ING") may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Funds' Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the Shareholder Servicing Payments made by the Fund under the Shareholder Servicing (12b-1) agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a Fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those Funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of a Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of a Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.

The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-Advisers of a Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest Inc.; A.G. Edwards & Sons; Charles Schwab & Co. Inc.; Citigroup; Directed Services, Inc.; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors, LLC; ING Financial Partners, Inc.; ING Life Insurance and Annuity Company; Legg Mason Wood Walker Inc.; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co.; Pershing Sweep; Primevest Financial Services Inc.; Raymond James Financial Services; RBC Dain Rauscher, Inc.; UBS Financial Services Inc.; Wachovia Securities, Inc.; and Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS Dividends are declared and paid annually for all Funds except Balanced Fund which pays semi-annually.

CAPITAL GAINS DISTRIBUTIONS Capital gains distributions, if any, are paid on an annual basis. To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution, usually in June.

Distributions are normally expected to consist primarily of capital gains.

Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund will be reduced by the amount of the payment.

DISTRIBUTION OPTIONS When completing your application, you must select one of the following three options for dividends and capital gains distributions:

- FULL REINVESTMENT Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

- CAPITAL GAINS REINVESTMENT Capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

- ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Fund.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-866-BUY-FUND (866-289-3863) or speak to your investment professional. We will begin sending you individual copies thirty (30) days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI. Each Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., each Fund will post the quarter ending June 30 holdings on August 1). Each Fund's portfolio holdings schedule will, at a minimum, remain available on the Fund's website until a Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.

TAX INFORMATION

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences of an investment in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Current tax law provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. Although these rate reductions do not apply to corporate taxpayers, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by a Fund. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as a "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would permit each shareholder (1) to credit this amount or (2) to deduct this amount for purposes of computing their U.S. federal income tax liability. Each Fund will notify you if it makes this election.

Please see the SAI for further information about tax matters.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights are intended to help you understand each Fund's Class O shares' financial performance for the past five years or, if shorter, the period of the Class' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Funds' independent registered public accounting firm, along with the Funds' financial statements, is included in the Funds' annual shareholder report which is incorporated by reference into the SAI and is available upon request.

Because the Strategic Allocation Funds had not commenced operations as of May 31, 2006 (the Funds' fiscal year end), audited financial highlights are presented for Class A shares of these Funds.

BALANCED FUND                                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG, LLP, an independent registered public accounting firm.

                                                                             CLASS O
                                                                   ---------------------------
                                                                                 SEPTEMBER 15,
                                                                   YEAR ENDED     2004(1) TO
                                                                    MAY 31,         MAY 31,
                                                                      2006           2005
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $      12.31          11.83
Income from investment operations:
Net investment income                                          $       0.18*          0.17
Net realized and unrealized gain on investments                $       0.29           0.57
Total from investment operations                               $       0.47           0.74
Less distributions from:
Net investment income                                          $       0.17           0.14
Net realized gains on investments                              $       0.83           0.12
Total distributions                                            $       1.00           0.26
Net asset value, end of period                                 $      11.78          12.31
TOTAL RETURN(2)                                                %       3.94           6.71
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $     24,009         10,379
Ratios to average net assets:
Expenses(3)                                                    %       1.40           1.33
Net investment income(3)                                       %       1.45           1.44
Portfolio turnover rate                                        %        309            289

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

 * Per share data using average number of shares outstanding throughout the period.

FINANCIAL HIGHLIGHTS                          GLOBAL SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                   CLASS O
                                                     -------------------------------------------------------------------
                                                                                                    SEVEN
                                                                   FIVE MONTHS     YEAR ENDED      MONTHS     AUGUST 6,
                                                     YEAR ENDED       ENDED          MAY 31,        ENDED    2001(3) TO
                                                     OCTOBER 31,   OCTOBER 31,   ---------------   MAY 31,   OCTOBER 31,
                                                        2005         2004(1)      2004     2003    2002(2)      2001
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $        3.48          3.62       3.08     3.83     3.90        4.93
Income (loss) from investment operations:
Net investment loss                              $       (0.03)        (0.02)     (0.04)   (0.03)   (0.02)      (0.02)
Net realized and unrealized gain (loss) on
  investments                                    $        0.39         (0.12)      0.58    (0.72)   (0.05)      (1.01)
Total from investment operations                 $        0.36         (0.14)      0.54    (0.75)   (0.07)      (1.03)
Net asset value, end of period                   $        3.84          3.48       3.62     3.08     3.83        3.90
TOTAL RETURN(4)                                  %       10.34         (3.87)     17.53   (19.58)   (1.80)     (20.89)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                $      15,702        11,808     11,509    1,935      610          30
Ratios to average net assets:
Net expenses after expense reimbursement(5)(6)   %        1.75          1.75       1.80     1.75     1.75        1.75
Gross expenses prior to expense
  reimbursement(5)                               %        2.10          2.04       2.23     3.04     2.60        2.61
Net investment loss after expense
  reimbursement(5)(6)                            %       (1.04)        (1.53)     (1.61)   (1.48)   (1.73)      (1.36)
Portfolio turnover rate                          %         128            48        121       28       59         175

(1) The Fund changed its fiscal year end to October 31.

(2) The Fund changed its fiscal year end to May 31.

(3) Commencement of operations.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5) Annualized for periods less than one year.

(6) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

INTERNATIONAL GROWTH FUND                                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. For the period ending October 31, 2001 and the years ending October 31, 2003 through 2005, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the year ending October 31, 2002, the financial statements have been audited by other independent registered public accounting firms.

                                                                                        CLASS O
                                                                 -----------------------------------------------------
                                                                               YEAR ENDED                   AUGUST 1,
                                                                               OCTOBER 31,                 2001(2) TO
                                                                 ---------------------------------------   OCTOBER 31,
                                                                  2005        2004       2003    2002(1)      2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                         $      7.42       6.57       5.45     7.28        8.41
Income (loss) from investment operations:
Net investment income (loss)                                 $      0.10*      0.05       0.02     0.01*      (0.01)
Net realized and unrealized gain (loss) on investments       $      1.36       0.89       1.11    (1.84)*     (1.12)
Total from investment operations                             $      1.46       0.94       1.13    (1.83)      (1.13)
Less distributions from:
Net investment income                                        $      0.05       0.09       0.01       --          --
Total distributions                                          $      0.05       0.09       0.01       --          --
Net asset value, end of period                               $      8.83       7.42       6.57     5.45        7.28
TOTAL RETURN(3)                                              %     19.80      14.50      20.87   (25.14)     (13.44)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                            $    31,125     13,981      4,546      854          18
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)               %      1.60       1.60       1.60     1.61        1.60
Gross expenses prior to expense reimbursement(4)             %      1.79       1.83       2.04     1.98        1.60
Net investment income (loss) after expense
  reimbursement(4)(5)                                        %      1.18       0.59       0.43     0.17       (0.39)
Portfolio turnover rate                                      %       102        144        102      299         222

(1) Effective March 1, 2002, ING Investments, LLC became the Investment Adviser of the Fund, concurrently ING Investment Management Co. was appointed as Sub-Adviser.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less then one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

* Per share data calculated using average number of shares outstanding throughout the period.

FINANCIAL HIGHLIGHTS                                    INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                      CLASS O
                                                              --------------------------------------------------------
                                                                                                  SEVEN
                                                                         YEAR ENDED              MONTHS     AUGUST 1,
                                                                          MAY 31,                 ENDED    2001(2) TO
                                                              --------------------------------   MAY 31,   OCTOBER 31,
                                                               2006     2005     2004    2003    2002(1)      2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value beginning of period                       $    15.27    14.26    12.33   13.76    13.83       15.66
Income (loss) from investment operations:
Net investment income                                     $     0.13     0.15     0.09    0.09     0.07        0.07
Net realized and unrealized gain (loss) on investments    $     0.96     1.03     1.94   (1.40)   (0.02)      (1.90)
Total from investment operations                          $     1.09     1.18     2.03   (1.31)    0.05       (1.83)
Less distributions from:
Net investment income                                     $     0.14     0.17     0.10    0.12     0.12          --
Total distributions                                       $     0.14     0.17     0.10    0.12     0.12          --
Net asset value, end of period                            $    16.22    15.27    14.26   12.33    13.76       13.83
TOTAL RETURN(3)                                           %     7.11     8.27    16.50   (9.46)    0.34      (11.69)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $   59,536   37,242   20,068   4,854    1,119          18
Ratios to average net assets:
Net expenses after expense
  reimbursement/recoupment(4)(5)                          %     0.95     0.93     0.94    0.95     0.94        0.91
Gross expenses prior to expense
  reimbursement/recoupment(4)                             %     0.95     0.93     0.93    0.97     0.94        0.91
Net investment income after expense reimbursement/
  recoupment(4)(5)                                        %     0.89     1.06     0.75    0.91     0.50        0.58
Portfolio turnover rate                                   %      133       78       79     112       87         117

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends, and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

INDEX PLUS MIDCAP FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                      CLASS O
                                                              --------------------------------------------------------
                                                                                                  SEVEN
                                                                         YEAR ENDED              MONTHS     AUGUST 1,
                                                                          MAY 31,                 ENDED    2001(2) TO
                                                              --------------------------------   MAY 31,   OCTOBER 31,
                                                               2006     2005     2004    2003    2002(1)      2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $    16.31    14.52    11.69   12.97    11.04       12.42
Income (loss) from investment operations:
Net investment income                                     $     0.04     0.04     0.02    0.02     0.03        0.03
Net realized and unrealized gain (loss) on investments    $     2.19     1.83     2.83   (1.20)    1.95       (1.41)
Total from investment operations                          $     2.23     1.87     2.85   (1.18)    1.98       (1.38)
Less distributions from:
Net investment income                                     $     0.04     0.02     0.02      --     0.05          --
Net realized gain from investments                        $     0.75     0.06       --    0.10       --          --
Total distributions                                       $     0.79     0.08     0.02    0.10     0.05          --
Net asset value, end of period                            $    17.75    16.31    14.52   11.69    12.97       11.04
TOTAL RETURN(3)                                           %    13.85    12.91    24.38   (9.06)   17.94      (11.11)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $   51,251   32,350   20,705   4,658    2,020          30
Ratios to average net assets:
Net expenses after expense
  reimbursement/recoupment(4)(5)                          %     1.00     1.00     1.00    0.99     1.00        1.00
Gross expenses prior to expense
  reimbursement/recoupment(4)                             %     0.99     0.99     1.11    1.38     1.31        1.50
Net investment income after
  reimbursement/recoupment(4)(5)                          %     0.29     0.29     0.33    0.29     0.15        0.28
Portfolio turnover rate                                   %      111       93      112     128      190         181

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

FINANCIAL HIGHLIGHTS                                    INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                      CLASS O
                                                              --------------------------------------------------------
                                                                                                  SEVEN
                                                                         YEAR ENDED              MONTHS     AUGUST 1,
                                                                          MAY 31,                 ENDED    2001(2) TO
                                                              --------------------------------   MAY 31,   OCTOBER 31,
                                                               2006     2005     2004    2003    2002(1)      2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $    16.58    14.82    11.47   12.85    10.79       12.03
Income (loss) from investment operations:
Net investment income                                     $     0.02     0.02     0.00*   0.00*      --          --
Net realized and unrealized gain (loss) on investments    $     2.68     2.27     3.35   (1.25)    2.06       (1.24)
Total from investment operations                          $     2.70     2.29     3.35   (1.25)    2.06       (1.24)
Less distributions from:
Net realized gain from investments                        $     0.37     0.53       --    0.13       --          --
Total distributions                                       $     0.37     0.53       --    0.13       --          --
Net asset value, end of period                            $    18.91    16.58    14.82   11.47    12.85       10.79
TOTAL RETURN(3)                                           %    16.39    15.52    29.21   (9.67)   19.18      (10.31)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                         $   40,479   28,992   17,369   2,333    1,113          41
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)            %     1.00     1.00     0.99    0.98     1.00        1.00
Gross expenses prior to expense reimbursement(4)          %     1.07     1.12     1.39    2.37     2.11        2.10
Net investment income (loss) after reimbursement(4)(5)    %     0.10     0.13    (0.04)  (0.01)    0.01       (0.16)
Portfolio turnover rate                                   %      109       83      126     129       61         118

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

 *  Amount is less than $0.01 per share.

ING STRATEGIC ALLOCATION CONSERVATIVE FUND                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                      CLASS A
                                                             ---------------------------------------------------------
                                                                                                  SEVEN
                                                                        YEAR ENDED               MONTHS
                                                                          MAY 31,                 ENDED    YEAR ENDED
                                                             ---------------------------------   MAY 31,   OCTOBER 31,
                                                              2006     2005     2004     2003    2002(1)      2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $    10.65    10.07     9.49     9.74     9.71       10.62
Income (loss) from investment operations:
Net investment income                                    $     0.25     0.21     0.14     0.16     0.11        0.29
Net realized and unrealized gain (loss) on investments   $     0.15     0.57     0.55    (0.28)    0.29       (0.86)
Total from investment operations                         $     0.40     0.78     0.69    (0.12)    0.40       (0.57)
Less distributions from:
Net investment income                                    $     0.22     0.20     0.11     0.13     0.37        0.34
Net realized gain from investments                       $     0.34       --       --       --       --          --
Total distributions                                      $     0.56     0.20     0.11     0.13     0.37        0.34
Net asset value, end of period                           $    10.49    10.65    10.07     9.49     9.74        9.71
TOTAL RETURN(2)                                          %     3.82     7.77     7.30    (1.12)    4.24       (5.50)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                        $   30,763   32,698   31,488   29,223   23,120      20,973
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)           %     1.15     1.15     1.15     1.15     1.15        1.15
Gross expenses prior to expense reimbursement(3)         %     1.38     1.37     1.42     1.65     1.56        1.50
Net investment income after reimbursement(3)(4)          %     2.28     1.90     1.38     1.82     1.99        3.05
Portfolio turnover rate                                  %      364      327      372      286      101         165

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

FINANCIAL HIGHLIGHTS                        ING STRATEGIC ALLOCATION GROWTH FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                      CLASS A
                                                             ---------------------------------------------------------
                                                                                                  SEVEN
                                                                        YEAR ENDED               MONTHS
                                                                          MAY 31,                 ENDED    YEAR ENDED
                                                             ---------------------------------   MAY 31,   OCTOBER 31,
                                                              2006     2005     2004     2003    2002(1)      2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $    11.43    10.48     9.22    10.05     9.52       11.93
Income (loss) from investment operations:
Net investment income                                    $     0.13     0.11     0.07     0.06     0.04        0.13
Net realized and unrealized gain (loss) on investments   $     0.90     0.95     1.28    (0.87)    0.62       (2.40)
Total from investment operations                         $     1.03     1.06     1.35    (0.81)    0.66       (2.27)
Less distributions from:
Net investment income                                    $     0.10     0.11     0.09     0.02     0.13        0.14
Total distributions                                      $     0.10     0.11     0.09     0.02     0.13        0.14
Net asset value, end of period                           $    12.36    11.43    10.48     9.22    10.05        9.52
TOTAL RETURN(2)                                          %     9.04    10.17    14.71    (8.02)    6.94      (19.23)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                        $   58,010   52,992   45,103   38,801   26,925      23,011
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)           %     1.25     1.25     1.25     1.25     1.25        1.25
Gross expenses prior to expense reimbursement(3)         %     1.28     1.39     1.38     1.64     1.50        1.41
Net investment income after reimbursement(3)(4)          %     1.11     1.03     0.73     0.92     0.60        1.23
Portfolio turnover rate                                  %      242      224      222      236      149         242

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividend and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

ING STRATEGIC ALLOCATION MODERATE FUND                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                      CLASS A
                                                             ---------------------------------------------------------
                                                                                                  SEVEN
                                                                        YEAR ENDED               MONTHS
                                                                          MAY 31,                 ENDED    YEAR ENDED
                                                             ---------------------------------   MAY 31,   OCTOBER 31,
                                                              2006     2005     2004     2003    2002(1)      2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $    11.44    10.63     9.66    10.24     9.86       11.65
Income (loss) from investment operations:
Net investment income                                    $     0.18     0.15     0.11     0.11     0.06        0.21
Net realized and unrealized gain (loss) on investments   $     0.53     0.81     0.96    (0.59)    0.53       (1.76)
Total from investment operations                         $     0.71     0.96     1.07    (0.48)    0.59       (1.55)
Less distributions from:
Net investment income                                    $     0.16     0.15     0.10     0.10     0.21        0.24
Total distributions                                      $     0.16     0.15     0.10     0.10     0.21        0.24
Net asset value, end of period                           $    11.99    11.44    10.63     9.66    10.24        9.86
TOTAL RETURN(2)                                          %     6.27     9.09    11.13    (4.59)    6.01      (13.53)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                        $   67,701   65,955   58,366   51,521   39,763      32,912
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)           %     1.20     1.20     1.20     1.20     1.20        1.20
Gross expenses prior to expense reimbursement(3)         %     1.29     1.29     1.33     1.50     1.42        1.36
Net investment income after reimbursement(3)(4)          %     1.56     1.37     1.04     1.21     1.08        2.02
Portfolio turnover rate                                  %      290      275      288      277      129         204

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Funds' annual/semi-annual shareholder report, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder reports only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the SEC.

Please write, call, or visit our websites for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other information about the Funds.

To make shareholder inquiries contact:

ING DIRECT SECURITIES, INC.
P.O. Box 15647
Wilmington, DE 19885-5647

1-866-BUY-FUND (866-289-3863)

Or visit the Distributor's website for a free copy of the Funds' Prospectus or SAI at www.ingdirect.com.

Or visit the Funds' website for a free copy of the Funds' annual/semi-annual shareholder reports at www.ingfunds.com.

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-551-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549-0102

or at the e-mail address: PUBLICINFO@SEC.GOV

Or obtain the information at no cost by visiting the SEC's internet website at WWW.SEC.GOV.

When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:

ING Series Fund, Inc.  811-6352
  ING Balanced Fund
  ING International Growth Fund
  ING Global Science and Technology Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund
  ING Strategic Allocation Conservative
    Fund
  ING Strategic Allocation Growth Fund
  ING Strategic Allocation Moderate Fund

PROSPECTUS

[GRAPHIC]

PROSPECTUS

SEPTEMBER 30, 2006

CLASS A, CLASS B AND CLASS C

DOMESTIC EQUITY GROWTH FUND

- ING 130/30 FUNDAMENTAL RESEARCH FUND

--------------------------------------------------------------------------------
THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CLASS A, CLASS B AND CLASS C SHARES OF ING 130/30 FUNDAMENTAL RESEARCH FUND. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

[ING LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC] INVESTMENT   These pages contain a
          OBJECTIVE    description of ING 130/30
                       Fundamental Research Fund
[GRAPHIC] PRINCIPAL    ("Fund") included in this
          INVESTMENT   Prospectus, including the
          STRATEGIES   Fund's investment objective,
[GRAPHIC] RISKS        principal investment  strategies
                       and risks.

                       You'll also find:
[GRAPHIC] WHAT YOU
          PAY TO
          INVEST       WHAT YOU PAY TO INVEST. A list
                       of the fees and expenses you
                       pay -- both directly and
                       indirectly -- when you invest
                       in the Fund.

INTRODUCTION TO THE FUND                                                       1
ING 130/30 FUNDAMENTAL RESEARCH FUND                                           2
WHAT YOU PAY TO INVEST                                                         4
SHAREHOLDER GUIDE                                                              6
MANAGEMENT OF THE FUND                                                        15
MORE INFORMATION ABOUT RISKS                                                  16
DIVIDENDS, DISTRIBUTIONS AND TAXES                                            18
FINANCIAL HIGHLIGHTS                                                          19
WHERE TO GO FOR MORE INFORMATION                                      Back Cover

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

                                                        INTRODUCTION TO THE FUND
--------------------------------------------------------------------------------

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal investment strategies and risks associated with the Fund. You should consult the Statement of Additional Information ("SAI") for a complete list of the investment strategies and risks.

[GRAPHIC]

If you have any questions about the Fund, please call your investment professional or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

ING 130/30 FUNDAMENTAL RESEARCH FUND

The Fund seeks long-term growth of capital.

The Fund may be a suitable investment if you:

-    are investing for the long-term -- at least several years; and

- are willing to accept higher risk in exchange for the potential for long-term growth.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                      Introduction to the Fund 1

                                                                         Adviser
                                                            ING Investments, LLC

                                                                     Sub-Adviser
ING 130/30 FUNDAMENTAL RESEARCH FUND               ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

Under normal circumstances, the Fund pursues its investment objective by establishing long and short positions in equity securities issued by U.S. companies. Under normal circumstances, the Fund will invest primarily in U.S. large-capitalization equity securities. The Sub-Adviser defines large-capitalization companies as those with market capitalizations in excess of $4 billion.

The Fund takes long positions primarily in large-capitalization U.S. stocks that the Sub-Adviser has identified as attractive and short positions in such stocks that the Sub-Adviser has identified as overvalued or poised for underperformance. The Fund will normally hold long positions in equity securities and securities with equity-like characteristics up to 130% of its assets. The Fund will generally hold approximately 30% of its net assets in short positions. When the Fund takes a long position, it purchases the stock outright. When the Fund takes a short position, it sells a stock that it has borrowed in anticipation of a decline in the stock's price. To complete the short sale transaction, the Fund buys back the same stock in the market and returns it to the lender. The Fund makes money if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

The Fund also intends to borrow money from banks and reinvest the proceeds of such loans in the long positions held by the Fund, as permitted under the Investment Company Act of 1940, as amended, ("1940 Act"). This investment technique is known as "leverage."

The Fund may also invest in exchange traded funds ("ETFs"), initial public offerings ("IPOs") and derivative instruments including, but not limited to, futures, puts, calls and options.

The Sub-Adviser applies quantitative and qualitative research methods to generate investment ideas within each sector. Once the investment universe has been narrowed down through the use of a quantitative screening tool, experienced fundamental research analysts focus on the outliers within each economic sector and conduct more intensive analysis. Outlier stocks come in two varieties: (1) those which provide the greatest promise for outperformance (longs) and (2) those which provide the greatest promise for underperformance (shorts). The Sub-Adviser then constructs the portfolio by selecting from these ideas while considering sector weights and overall risk control. In managing the Fund, the Sub-Adviser:

-    Primarily emphasizes stocks of larger companies;

- May also invest a portion of the Fund's assets in stocks of mid-sized companies, and up to 25% of its assets in stocks of foreign issuers, depending upon market conditions; and

- Utilizes an intensive, fundamentally driven research process to evaluate company growth, profitability and valuation characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each sector.

The Sub-Adviser may sell a long position or close out a short position for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

[GRAPHIC]

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund may also invest in securities of mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

SHORT SALES -- The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in shorted securities are more risky than long positions (purchases) in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price of the shorted stock. Therefore, in theory, stocks sold short have unlimited risk. Lastly, the Fund's use of short sales in effect "leverages" the Fund.

LEVERAGE -- Leverage occurs when the Fund increases its assets available for investment using borrowings or similar transactions. Due to the fact that short sales involve borrowing securities and then selling them, the Fund's short sales effectively leverage the Fund's assets. The use of leverage may make any change in the Fund's net asset value ("NAV") even greater and thus result in increased volatility of returns. The Fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower the Fund's overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

BORROWING -- The Fund borrows money from banks for investment purposes, commonly referred to as "leveraging." Therefore, the Fund's exposure to fluctuations in the prices of the securities is increased in relation to the Fund's capital. The Fund's borrowing activities will exaggerate any increase or decrease in the NAV of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances, may further reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

MARKET TRENDS -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value securities or small company securities, or may not favor equities at all.

MANAGER -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

EXCHANGE-TRADED FUNDS ("ETFs") -- ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value ("NAV"). Sometimes, the price of an ETF may vary significantly from the ETF's underlying NAV. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

INITIAL PUBLIC OFFERINGS ("IPOs") -- IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly-public companies may decline shortly after the initial public offering. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


2 ING 130/30 Fundamental Research Fund

                                            ING 130/30 FUNDAMENTAL RESEARCH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

Since ING 130/30 Fundamental Research Fund commenced operations on April 28, 2006, and therefore does not have a full calendar year of operations as of the date of this Prospectus, annual performance information is not provided. Please visit the Fund's website at www.ingfunds.com to obtain performance once it is available.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                          ING 130/30 Fundamental Research Fund 3

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for the Fund.

FEES YOU PAY DIRECTLY

                                                  CLASS A(1)   CLASS B   CLASS C
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT
(AS A % OF OFFERING PRICE)                          5.75(2)     none      none
Maximum deferred sales charge (as a % of
purchase or sales price, whichever is less)         none(3)    5.00(4)   1.00(5)

(1) The Fund does not impose any front-end sales charge (load) on reinvested dividends or distributions.

(2)  Reduced for purchases of $50,000 and over. Please see page 8.

(3) A contingent deferred sales charge ("CDSC") of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 8.

(4) A CDSC is imposed upon redemptions within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 8.

(5) A CDSC is imposed upon redemptions within 1 year from purchase. Please see page 8.

OPERATING EXPENSES PAID EACH YEAR BY THE FUND(1)
(as a % of average net assets)

                                                     CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
Management Fee                                        0.80%     0.80%      0.80%
Distribution and Service (12b-1) Fees                 0.25%     1.00%      1.00%
Other Expenses
   Substitute Dividend Expenses On Securities
   Sold Short(2)                                      0.10%     0.10%      0.10%
   Interest Expense on Borrowings                     1.78%     1.78%      1.78%
   Remainder of Other Expenses(3)                     0.43%     0.43%      0.43%
Total Other Expenses                                  2.31%     2.31%      2.31%
Total Fund Operating Expenses                         3.36%     4.11%      4.11%
Waivers, Reimbursements and Recoupments(4)           (0.08)%   (0.08)%   (0.08)%
Net Fund Operating Expenses                           3.28%     4.03%      4.03%


(1) This table shows the estimated operating expenses for the Fund by class as a ratio of expenses to average daily net assets. The Fund had not had a full year of operations as of the date of this Prospectus, therefore, "Other Expenses" are estimated for the current fiscal year.

(2) This expense reflects the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

(3) ING Funds Services, LLC receives an annual administration fee equal to 0.08% of the Fund's average daily net assets.

(4) ING Investments, LLC, has entered into a written expense limitation agreement with the Fund, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage expenses, dividend expense on securities sold short and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of the Fund's expenses proposed to be waived, reimbursed or recouped during the current fiscal year by ING Investments, LLC is shown under the heading "Waivers, Reimbursements and Recoupments." The expense limits will continue through at least May 1, 2008. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the Company upon at least 90 days' prior written notice to ING Investments, LLC.


4 What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES

[GRAPHIC]

The Examples that follow are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Each Example assumes that you invested $10,000, that you reinvested all your dividends, that the Fund earned an average annual return of 5.00%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS A

FUND                                                            1 YEAR   3 YEARS
--------------------------------------------------------------------------------
ING 130/30 Fundamental Research(1)                               $887     1,542
--------------------------------------------------------------------------------

CLASS B

                                     IF YOU SELL YOUR   IF YOU DON'T SELL YOUR
                                          SHARES                 SHARES
                                     ----------------   ----------------------
FUND                                 1 YEAR   3 YEARS     1 YEAR     3 YEARS
------------------------------------------------------------------------------
ING 130/30 Fundamental Research(1)    $905     1,542       405        1,242
------------------------------------------------------------------------------

CLASS C

                                     IF YOU SELL YOUR   IF YOU DON'T SELL YOUR
                                          SHARES                 SHARES
                                     ----------------   ----------------------
FUND                                 1 YEAR   3 YEARS     1 YEAR     3 YEARS
------------------------------------------------------------------------------
ING 130/30 Fundamental Research(1)    $505     1,242       405        1,242
------------------------------------------------------------------------------

(1) The Examples reflect the expense limitation agreements/waivers for the one-year period and the first year of the three-year period.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                        What You Pay to Invest 5

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS

You may select from up to three separate classes of shares: Class A, Class B and Class C. The Fund also offers Class I shares. Class I shares are not offered in this Prospectus.

CLASS A

-    Front-end sales charge, as described on page 8.

-    Distribution and service (12b-1) fees of 0.25%.

CLASS B

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 1.00%.

-    A contingent deferred sales charge ("CDSC"), as described on page 8.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 1.00%.

-    A 1.00% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between classes, you should carefully consider:

-    how long you plan to hold shares of the Fund;

-    the amount of your investment;

- the expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the CDSC; and

-    whether you qualify for any sales charge discounts.

The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B shares and Class C shares pay correspondingly lower dividends and may have a lower net asset value ("NAV") than Class A shares.

Class B shares and Class C shares are not intended for purchase in excess of $100,000 and $1,000,000, respectively. Purchase orders from an individual investor for Class B shares in excess of $100,000 and Class C shares in excess of $1,000,000 will be declined.

Because the Fund may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and/or your investment professional are responsible for ensuring that your investment in Class B shares does not exceed the maximum of $100,000 and your investment in Class C shares does not exceed $1,000,000. The Fund cannot ensure that it will identify purchase orders that would cause your investment in Class B shares or Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your investment professional should be diligent in determining that you have selected the appropriate share class for you.

You and/or your investment professional also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. In addition, more information regarding sales charges and applicable breakpoints may be found on the Fund's website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. Finally, there are classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which class of shares may be right for you with your investment professional and review the prospectus for that share class.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Fund and servicing your shareholder account, Class A, Class B and Class C shares of the Fund have adopted a Rule 12b-1 plan, which requires distribution and shareholder service fees to be paid out of the assets of each class. Because these fees are paid on an on-going basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.

HOW WE COMPENSATE INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by ING Funds Distributor, LLC ("Distributor"). The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, "ING") may compensate an intermediary for selling ING mutual funds.


6 Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Fund's Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by the Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of the Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of the Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.

The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. The Sub-adviser of the Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest, Inc.; A.G. Edwards & Sons; Charles Schwab & Co., Inc.; Citigroup; Directed Services, Inc.; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors LLC; ING Financial Partners, Inc.; ING Life Insurance and Annuity Company; Legg Mason Wood Walker, Inc.; Linsco/ Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co.; Pershing Sweep; Primevest Financial Services, Inc.; Raymond James Financial Services; RBC Dain Rauscher, Inc.; UBS Financial Services, Inc.; Wachovia Securities, Inc.; and Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                             Shareholder Guide 7

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

CLASS A

Class A shares of the Fund offered in this Prospectus are sold subject to the following sales charge:

                        AS A % OF THE           AS A % OF NET
YOUR INVESTMENT       OFFERING PRICE(1)          ASSET VALUE

Less than $50,000            5.75                    6.10
$50,000 - $99,999            4.50                    4.71
$100,000 - $249,999          3.50                    3.63
$250,000 - $499,999          2.50                    2.56
$500,000 - $999,999          2.00                    2.04
$1,000,000 and over                    See below

----------
(1)  The term "offering price" includes the front-end sales charge.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                 PERIOD DURING WHICH
YOUR INVESTMENT           CDSC       CDSC APPLIES

$1,000,000 - $2,499,999   1.00%        2 years
$2,500,000 - $4,999,999   0.50         1 year
$5,000,000 or greater     0.25         1 year

CLASS B AND CLASS C

Class B and Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                       CDSC ON SHARES
YEARS AFTER PURCHASE     BEING SOLD

1st year                    5.00%
2nd year                    4.00
3rd year                    3.00
4th year                    3.00
5th year                    2.00
6th year                    1.00
After 6th year              none

CLASS C DEFERRED SALES CHARGE

                       CDSC ON SHARES
YEARS AFTER PURCHASE     BEING SOLD

1st year                    1.00%
After 1st year              none

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.


8 Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED OR WAIVED FRONT-END SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding ING Aeltus Money Market Fund and ING Classic Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

In addition, certain investors may be eligible for special purchases of Class A shares at NAV. This may be done by:

- REINSTATEMENT PRIVILEGE - If you sell Class A shares of the Fund (or shares of other funds managed by ING Investments, LLC) and reinvest any of the proceeds in Class A shares of another ING Fund within 90 days. For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative, or see the SAI; or

- PURCHASES BY CERTAIN ACCOUNTS - Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker dealers and other financial intermediaries.

See the Account Application or the SAI for details, or contact your investment professional or a Shareholder Services Representative for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12.00% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12.00% annually.

- Mandatory distributions from an employer sponsored tax-deferred retirement plan or an Individual Retirement Account ("IRA").

-    Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your investment professional or a Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of the Fund, you may be eligible for a full or prorated credit of CDSCs paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your investment professional or a Shareholder Services Representative, or see the SAI for more information.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                             Shareholder Guide 9

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

The minimum initial investment amounts for the Fund are as follows:

-    Non-retirement accounts: $1,000

-    Retirement accounts: $250

- Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month.

- Certain omnibus accounts (accounts of investors who purchase fund shares through certain financial intermediaries where the share holdings are held in the name of the financial intermediary): $250

There are no investment minimums for any subsequent investments.

Make your investment using the methods outlined in the table on the right.

The Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) generally will not be accepted. The Fund and the Distributor reserve the right to waive minimum investment amounts. The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Fund, the Distributor, or a third-party selling you the Fund must obtain the following information for each person that opens an account:

-    Name;

-    Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUND, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

FREQUENT TRADING -- MARKET TIMING

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a

                               INITIAL
      METHOD                 INVESTMENT                ADDITIONAL INVESTMENT

BY CONTACTING YOUR   An investment professional    Visit or consult an
INVESTMENT           with an authorized firm can   investment professional.
PROFESSIONAL         help you establish and
                     maintain your account.

BY MAIL              Visit or consult an           Fill out the Account
                     investment professional.      Additions form included on
                     Make your check payable to    the bottom of your account
                     the ING Funds and mail it,    statement along with your
                     along with a completed        check payable to the ING
                     Account Application. Please   Funds and mail them to the
                     indicate your investment      address on the account
                     professional on the New       statement. Remember to write
                     Account Application.          your account number on the
                                                   check.

BY WIRE              Call the ING Operations       Wire the funds in the same
                     Department at (800)           manner described under
                     992-0180 and select Option    Initial Investment.
                     4 to obtain an account
                     number and indicate your
                     investment professional on
                     the account.

                     Instruct your bank to wire
                     funds to the Fund in the
                     care of:

                     State Street Bank and Trust
                     Company ABA #101003621 Kansas
                     City, MO credit to: __________
                     (the Fund) A/C #751-8315; for
                     further credit to: _____
                     Shareholder A/C # _________
                     (A/C # you received over the
                     telephone) Shareholder Name:
                     _____________________
                     (Your Name Here) After
                     wiring funds you must
                     complete the Account
                     Application and send it to:

                     ING Funds
                     P.O. Box 219368
                     Kansas City, MO
                     64121-9368


10 Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

shareholder's or retirement plan participant's intermediary, that the Fund determines not to be in the best interest of the Fund.

The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

The Fund, when investing in foreign securities, may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that the Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Fund's Board of Directors ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund. Consistent with this policy, the Fund monitors trading activity. Shareholders may make exchanges among their accounts with ING Funds 4 times each year. All exchanges occuring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for these purposes. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January 1 of each year, the restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Fund reserves the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Fund also reserves the right to modify the frequent trading-market timing policy at any time without prior notice, depending on the needs of the Fund and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Fund reserves the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund's frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund will occur. Moreover, in enforcing such restrictions, the Fund is often required to make decisions that are inherently subjective. The Fund strives to make these decisions to the best of its abilities in a manner that it believes are in the best interest of shareholders.

Shareholders may invest in the Fund through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, recordkeepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent, short-term trading within the Fund by the financial intermediary's customers. The Fund seeks assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Fund will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Fund seeks to implement the policies and procedures described above through instructions to the Fund's administrator, ING Funds Services, LLC.

RETIREMENT PLANS

The Fund has available prototype qualified retirement plans for corporations and self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. ("SSB") acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                            Shareholder Guide 11

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares by using the methods outlined in the table on the right.

Under unusual circumstances, the Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

-    Your account must have a current value of at least $10,000.

-    Minimum withdrawal amount is $100.

-    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

      METHOD                                    PROCEDURES

BY CONTACTING YOUR        You may redeem shares by contacting your investment
INVESTMENT PROFESSIONAL   professional. Investment professionals may charge for
                          their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

BY MAIL Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368

                          If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

BY TELEPHONE --           You may redeem shares by telephone on all accounts
EXPEDITED REDEMPTION      other than retirement accounts, unless you check the
                          box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services
                          Representative at (800) 992-0180.

                          RECEIVING PROCEEDS BY CHECK:

                          You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with the ING Funds for at least 30 days.

                          RECEIVING PROCEEDS BY WIRE:

                          You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.


12 Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The NAV per share for each class of the Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Fund will generally be valued at the latest NAV reported by those investment companies. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund's NAV is not calculated. As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

When market quotations are not available or are deemed unreliable, the Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Fund's Board). The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

-    Securities of an issuer that has entered into a restructuring;

-    Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there are no current market value quotations; and

-    Securities that are restricted as to transfer or resale.

The Fund or the Adviser may rely on the recommendations of a fair value pricing service approved by the Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of the Fund for shares of the same class of any other ING Fund, except for ING Corporate Leaders Trust Fund, without paying any additional sales charge. However, for Class A shares of ING Aeltus Money Market Fund and ING Classic Money Market Fund, for which no sales charge was paid, you must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                            Shareholder Guide 13

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

and may result in a gain or loss for federal and state income tax purposes.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for ING Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for not less than 5.00% of its outstanding common shares. If more than 5.00% of ING Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling
(800) 992-0180 or by going to www.ingfunds.com.

In addition to the Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

CDSC ON EXCHANGE TO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from the Fund described in this Prospectus into ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the Fund's CDSC will apply. After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the ING Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except for ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' prior written notice to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy promise that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies thirty days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., the Fund will post the quarter ending June 30 holdings on August 1). The Fund's portfolio holdings schedule will, at a minimum, remain available on the Fund's website until the Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Fund's website is located at www.ingfunds.com.


14 Shareholder Guide

ADVISER AND SUB-ADVISER                                   MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ADVISER

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to the Fund. ING Investments has overall responsibility for the management of the Fund. ING Investments provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of June 30, 2006, ING Investments managed approximately $44.9 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of the Fund.

The following table shows the aggregate annual management fee to be paid by the Fund for the current fiscal year as a percentage of the Fund's average daily net assets:

FUND                              MANAGEMENT FEE

ING 130/30 Fundamental Research        0.80%

For information regarding the basis for the Board's approval of the investment advisory and investment sub-advisory relationships, please refer to the Fund's annual shareholder report dated May 31, 2006.

SUB-ADVISER

ING Investments has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Fund's Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

ING Investments acts as a "manager-of-managers" for the Fund. ING Investments delegates to the sub-adviser of the Fund the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of the Fund. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-advisers to the Fund's Board. The Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Fund's Board, to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. The Fund will notify shareholders of any change in the identity of the sub-adviser of the Fund. In this event, the name of the Fund and its principal investment strategies may also change.

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co., ("ING IM" or "Sub-Adviser"), a Connecticut corporation, serves as the Sub-Adviser to the Fund. ING IM is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Fund's Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep, and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of June 30, 2006, ING IM managed approximately $61 billion in assets.

The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

The following individuals share responsibility for the day-to-day management of the ING 130/30 Fundamental Research Fund:

CHRIS CORAPI, Portfolio Manager and Director of Fundamental Equity Research, ING IM, has co-managed the Fund since April of 2006. Mr. Corapi joined ING IM in February 2004 and has over 21 years of investment experience. Prior to joining ING IM, Mr. Corapi served as the Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

MICHAEL PYTOSH, Portfolio Manager, has over 19 years of investment experience and joined ING IM in 2004. Mr. Pytosh has served as the Fund's co-portfolio manager since April of 2006. Prior to 2004, Mr. Pytosh was with Lincoln Equity Management, LLC since 1996, where he started as a technology sector analyst and ultimately took on the role of the firm's president.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                       Management of the Fund 15

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Fund may invest in these securities or use these techniques as part of the Fund's principal investment strategies. However, the Adviser or Sub-Adviser of the Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategies.

PRINCIPAL RISKS

The principal risks of investing in the Fund are highlighted below. Please see the SAI for a further discussion of the principal and other investment strategies employed by the Fund.

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of the Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause the Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends.

The Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

INITIAL PUBLIC OFFERINGS ("IPO"S). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings.

OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies to the extent permitted by the 1940 Act and the rules thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stock ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of


16 More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

MID-CAPITALIZATION COMPANIES. Investments in mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

LEVERAGE. Leverage occurs when the Fund increases its assets available for investment using borrowings or similar transactions. Due to the fact that short sales involve borrowing securities and then selling them, the Fund's short sales effectively leverage the Fund's assets. The use of leverage may make any change in the Fund's NAV even greater and thus result in increased volatility of returns. The Fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower the Fund's overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

MANAGEMENT. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

PORTFOLIO TURNOVER. The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

SHORT SALES. A short sale is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Positions in shorted securities are more risky than long positions (purchases) in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price of the shorted stock. Therefore, in theory, stocks sold short have unlimited risk. Lastly, the Fund's use of short sales in effect "leverages" the Fund.

OTHER RISKS

INABILITY TO SELL SECURITIES. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve capital appreciation.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                 More Information About Risks 17

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Fund generally distributes most or all of its net earnings in the form of dividends and capital gain distributions. The Fund pays dividends, if any, annually. Distributions are normally expected to consist primarily of capital gains. The Fund distributes capital gains, if any, annually. Dividends are normally expected to consist of ordinary income.

DIVIDEND REINVESTMENT

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, Class B or Class C shares of the Fund invested in another ING Fund that offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end ING Fund.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest income are not eligible for the reductions in rates described below.

Current tax law provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by the Fund. Although these rate reductions do not apply to corporate taxpayers, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by the Fund. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as a "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the day shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Please see the SAI for further information regarding tax matters.


18 Dividends, Distributions and Taxes

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table on the following page is intended to help you understand the Fund's Class A, Class B and Class C shares' financial performance for the past five years or, if shorter, the period of each class' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Fund's independent registered public accounting firm, along with the Fund's financial statements, is included in the Fund's annual shareholder report, which is incorporated by reference into the SAI and is available upon request.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                         Financial Highlights 19

ING 130/30 FUNDAMENTAL RESEARCH FUND                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                           CLASS A             CLASS B              CLASS C
                                                      -----------------   -----------------   -----------------
                                                      APRIL 28,(1) 2006   APRIL 28,(1) 2006   APRIL 28,(1) 2006
                                                       TO MAY 31, 2006     TO MAY 31, 2006     TO MAY 31, 2006
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                    $10.00               10.00               10.00
   Income (loss) from investment operations:
   Net investment income (loss)                            $ 0.00*              (0.00)*             (0.00)*
   Net realized and unrealized loss on investments         $(0.48)              (0.49)              (0.49)
   Total from investment operations                        $(0.48)              (0.49)              (0.49)
   Net asset value, end of period                          $ 9.52                9.51                9.51
   TOTAL RETURN(2)                                         %(4.80)              (4.90)              (4.90)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                       $9,517                   1                   1
   Ratios to average net assets:
   Net expenses after expense reimbursement(3)(4)          % 3.26                4.01                4.01
   Net expenses before interest and dividend
   expense on short  positions and after
   expense reimbursement(3)(4)                             % 1.40                2.15                2.15
   Gross expenses prior to expense reimbursement(3)        % 4.37                5.12                5.12
   Net investment income (loss) after expense
   reimbursement(3)(4)                                     % 0.54               (0.21)              (0.21)
   Portfolio turnover rate                                 %   13                  13                  13
---------------------------------------------------------------------------------------------------------------

(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years of being incurred.

*    Amount is less than $0.01 per share.


20 ING 130/30 Fundamental Research Fund

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

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

In addition to the Fund offered in this Prospectus, the Distributor also offers Class A, Class B, and Class C shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 on by going to www.ingfunds.com.

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Growth and Income Fund
ING Real Estate Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Disciplined LargeCap Fund
ING Fundamental Research Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund

FIXED-INCOME FUNDS
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

GLOBAL EQUITY FUNDS
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING Foreign Fund
ING Global Natural Resources Fund (formerly, ING Precious Metals Fund) ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Fund
ING International Growth Fund
ING International Real Estate Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

INTERNATIONAL FIXED-INCOME FUND
ING Emerging Markets Fixed Income Fund

INTERNATIONAL FUND-OF-FUNDS
ING Diversified International Fund

LOAN PARTICIPATION FUND
ING Senior Income Fund

MONEY MARKET FUNDS
ING Aeltus Money Market Fund
ING Classic Money Market Fund

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Fund's annual/semi-annual shareholder report, when available, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Fund's performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder reports only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI or other Fund information.

To make shareholder inquiries contact:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

ING Series Fund, Inc. 811-6352
   ING 130/30 Fundamental Research Fund

[ING LOGO]
FUNDS                                             PRPRO-ADE3030ABC (0906-093006)

PROSPECTUS

[GRAPHIC]

PROSPECTUS

SEPTEMBER 30, 2006

CLASS I

DOMESTIC EQUITY GROWTH FUND

-    ING 130/30 FUNDAMENTAL RESEARCH FUND

--------------------------------------------------------------------------------
THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CLASS I SHARES OF ING 130/30 FUNDAMENTAL RESEARCH FUND. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT, IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

[ING LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC] INVESTMENT   These pages contain a
          OBJECTIVE    description of ING 130/30
                       Fundamental Research Fund
                       ("Fund") included in this
[GRAPHIC] PRINCIPAL    Prospectus, including the
          INVESTMENT   Fund's investment objective,
          STRATEGIES   principal investment strategies
                       and risks.

[GRAPHIC] RISKS

                       You'll also find:

[GRAPHIC] WHAT YOU     WHAT YOU PAY TO INVEST. A list
          PAY TO       of the fees and expenses you
          INVEST       pay -- both directly and
                       indirectly -- when you invest
                       in the Fund.

INTRODUCTION TO THE FUND                                                       1
ING 130/30 FUNDAMENTAL RESEARCH FUND                                           2
WHAT YOU PAY TO INVEST                                                         4
SHAREHOLDER GUIDE                                                              6
MANAGEMENT OF THE FUND                                                        12
MORE INFORMATION ABOUT RISKS                                                  13
DIVIDENDS, DISTRIBUTIONS AND TAXES                                            15
FINANCIAL HIGHLIGHTS                                                          16
WHERE TO GO FOR MORE INFORMATION                                      Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                        INTRODUCTION TO THE FUND
--------------------------------------------------------------------------------

[GRAPHIC]

If you have any questions about the Fund, please call your investment professional or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

ING 130/30 FUNDAMENTAL RESEARCH FUND

The Fund seeks long-term growth of capital.

The Fund may be a suitable investment if you:

-    are investing for the long-term -- at least several years; and

- are willing to accept higher risk in exchange for the potential for long-term growth.

[SIDEBAR]
Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities in which they invest. Please read this Prospectus carefully to be sure you understand the principal investment strategies and risks associated with the Fund. You should consult the Statement of Additional Information ("SAI") for a complete list of the investment strategies and risks.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                      Introduction to the Fund 1

                                                                         Adviser
                                                            ING Investments, LLC

                                                                     Sub-Adviser
ING 130/30 FUNDAMENTAL RESEARCH FUND               ING Investment Management Co.
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

[GRAPHIC]

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

Under normal circumstances, the Fund pursues its investment objective by establishing long and short positions in equity securities issued by U.S. companies. Under normal circumstances, the Fund will invest primarily in U.S. large-capitalization equity securities. The Sub-Adviser defines large-capitalization companies as those with market capitalizations in excess of $4 billion.

The Fund takes long positions primarily in large-capitalization U.S. stocks that the Sub-Adviser has identified as attractive and short positions in such stocks that the Sub-Adviser has identified as overvalued or poised for underperformance. The Fund will normally hold long positions in equity securities and securities with equity-like characteristics up to 130% of its assets. The Fund will generally hold approximately 30% of its assets in short positions. When the Fund takes a long position, it purchases the stock outright. When the Fund takes a short position, it sells a stock that it has borrowed in anticipation of a decline in the stock's price. To complete the short sale transaction, the Fund buys back the same stock in the market and returns it to the lender. The Fund makes money if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

The Fund also intends to borrow money from banks and reinvest the proceeds of such loans in the long positions held by the Fund, as permitted under the Investment Company Act of 1940, as amended, ("1940 Act"). This investment technique is known as "leverage."

The Fund may also invest in exchange traded funds ("ETFs"), initial public offerings ("IPOs") and derivative instruments including, but not limited to, futures, puts, calls and options.

The Sub-Adviser applies quantitative and qualitative research methods to generate investment ideas within each sector. Once the investment universe has been narrowed down through the use of a quantitative screening tool, experienced fundamental research analysts focus on the outliers within each economic sector and conduct more intensive analysis. Outlier stocks come in two varieties: (1) those which provide the greatest promise for outperformance (longs) and (2) those which provide the greatest promise for underperformance (shorts). The Sub-Adviser then constructs the portfolio by selecting from these ideas while considering sector weights and overall risk control. In managing the Fund, the Sub-Adviser:

-    Primarily emphasizes stocks of larger companies;

- May also invest a portion of the Fund's assets in stocks of mid-sized companies, and up to 25% of its assets in stocks of foreign issuers, depending upon market conditions; and

- Utilizes an intensive, fundamentally driven research process to evaluate company growth, profitability and valuation characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each sector.

The Sub-Adviser may sell a long position or close out a short position for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS

[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund may also invest in securities of mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

SHORT SALES -- The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security's price will decline. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in shorted securities are more risky than long positions (purchases) in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price of the shorted stock. Therefore, in theory, stocks sold short have unlimited risk. Lastly, the Fund's use of short sales in effect "leverages" the Fund.

LEVERAGE -- Leverage occurs when the Fund increases its assets available for investment using borrowings or similar transactions. Due to the fact that short sales involve borrowing securities and then selling them, the Fund's short sales effectively leverage the Fund's assets. The use of leverage may make any change in the Fund's net asset value ("NAV") even greater and thus result in increased volatility of returns. The Fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower the Fund's overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

BORROWING -- The Fund borrows money from banks for investment purposes, commonly referred to as "leveraging." Therefore, the Fund's exposure to fluctuations in the prices of the securities is increased in relation to the Fund's capital. The Fund's borrowing activities will exaggerate any increase or decrease in the NAV of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances, may further reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

MARKET TRENDS -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value securities or small company securities, or may not favor equities at all.

MANAGER -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

EXCHANGE-TRADED FUNDS ("ETFS") -- ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value ("NAV"). Sometimes, the price of an ETF may vary significantly from the ETF's underlying NAV. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

INITIAL PUBLIC OFFERINGS ("IPOS") -- IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly-public companies may decline shortly after the initial public offering. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce its returns.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "More Information About Risks" section.


2 ING 130/30 Fundamental Research Fund

                                            ING 130/30 FUNDAMENTAL RESEARCH FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

[GRAPHIC]

Since ING 130/30 Fundamental Research Fund commenced operations on April 28, 2006, and therefore does not have a full calendar year of operations as of the date of this Prospectus, annual performance information is not provided. Please visit the Fund's website at www.ingfunds.com to obtain performance once it is available.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                          ING 130/30 Fundamental Research Fund 3

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[GRAPHIC]

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The table that follows shows the fees and expenses for Class I shares of the Fund.

FEES YOU PAY DIRECTLY

                                                                         CLASS I
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING PRICE)        none
MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES PRICE,
WHICHEVER IS LESS)                                                        none

OPERATING EXPENSES PAID EACH YEAR BY THE FUND(1)
(as a % of average net assets)

                                                                         CLASS I
--------------------------------------------------------------------------------
Management Fee                                                            0.80%
Distribution and Service (12b-1) Fee                                       N/A
Other Expenses
  Substitute Dividend Expenses On Securities Sold Short(2)                0.10%
  Interest Expense On Borrowings                                          1.78%
  Remainder of Other Expenses(3)                                          0.43%
Total Other Expenses                                                      2.31%
Total Fund Operating Expenses                                             3.11%
Waivers, Reimbursements and Recoupments(4)                               (0.08)%
Net Fund Operating Expenses                                               3.03%


(1) This table shows the estimated operating expenses for Class I shares of the Fund as a ratio of expenses to average daily net assets. The Fund did not have a full year of operations as of the date of this Prospectus, therefore, "Other Expenses" are estimated for the current fiscal year.

(2) This expense reflects the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

(3) ING Funds Services, LLC receives an annual administration fee equal to 0.08% of the Fund's average daily net assets.

(4) ING Investments, LLC, has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage dividend expense on securities expenses, sold short and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of the Fund's expenses proposed to be waived, reimbursed or recouped during the current fiscal year by ING Investments, LLC, is shown under the heading "Waivers, Reimbursements and Recoupments." The expense limits will continue through at least May 1, 2008. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of a termination of the expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the company upon at least 90 days' prior written notice to ING Investments, LLC.


4 What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLE

[GRAPHIC]

The Example that follows is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invested $10,000, that you reinvested all your dividends, that the Fund earned an average annual return of 5.00%, and that annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS I

FUND                                                            1 YEAR   3 YEARS
--------------------------------------------------------------------------------
ING 130/30 Fundamental Research(1)                               $306      952

(1) The Example reflects the expense limitation agreements/waivers for the one-year period and the first year of the three-year period.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                        What You Pay to Invest 5

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

The minimum initial investment amount for Class I shares is $250,000. Class I shares are available only to (i) qualified retirement plans such as 401(a), 401(k) or other defined contribution plans and defined benefit plans; (ii) insurance companies and foundations investing for their own account; (iii) wrap programs offered by broker-dealers and financial institutions; (iv) accounts of or managed by trust departments; (v) retirement plans affiliated with ING Groep N.V.; (vi) ING Groep N.V. affiliates for purposes of corporate cash management;
(vii) by other ING Funds in the ING Family of Funds; and (viii) shareholders holding Class I shares as of February 28, 2002, as long as they maintain a shareholder account.

There are no investment minimums for any subsequent investments.

Make your investment using the methods outlined in the table on the right.

More information may be found on the Fund's website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. The Fund offers additional classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for those funds.

The Fund and ING Funds Distributor, LLC ("Distributor") reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Fund and the Distributor reserve the right to waive minimum investment amounts. The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $250,000.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Fund, the Distributor, or a third-party selling you the Fund must obtain the following information for each person that opens an account:

-    Name;

-    Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUND, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

                               INITIAL                      ADDITIONAL
      METHOD                 INVESTMENT                     INVESTMENT

BY CONTACTING YOUR   An investment professional    Visit or consult an
INVESTMENT           with an authorized firm can   investment professional.
PROFESSIONAL         help you establish and
                     maintain your account.

BY MAIL              Visit or consult an           Fill out the Account
                     investment professional.      Additions form included on
                     Make your check payable to    the bottom of your account
                     the ING Funds and mail it,    statement along with your
                     along with a completed        check payable to the ING
                     Account Application. Please   Funds and mail them to the
                     indicate your investment      address on the account
                     professional on the New       statement. Remember to write
                     Account Application.          your account number on the
                                                   check.

BY WIRE              Call the ING Operations       Wire the funds in the same
                     Department at (800)           manner described under
                     992-0180 and select Option    "Initial Investment."
                     4 to obtain an account
                     number and indicate your
                     investment professional on
                     the account.

                     Instruct your bank to wire
                     funds to the Fund in the
                     care of:

                     State Street Bank and Trust
                     Company ABA #101003621
                     Kansas City, MO credit to:
                     _________ (the Fund) A/C
                     #751-8315; for further
                     credit to Shareholder A/C #
                     _______ (A/C # you received
                     over the telephone)
                     Shareholder Name:
                     _____________________ (Your
                     Name Here) After wiring
                     funds you must complete the
                     Account
                     Application and send it to:

                     ING Funds
                     P.O. Box 219368
                     Kansas City, MO
                     64121-9368


6 Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

FREQUENT TRADING -- MARKET TIMING

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Fund determines not to be in the best interest of the Fund.

The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

The Fund when investing in foreign securities, may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value ("NAV"), causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that the Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Fund's Board of Directors ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund. Consistent with this policy, the Fund monitors trading activity. Shareholders may make exchanges among their accounts with ING Funds 4 times each year. All exchanges occuring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for these purposes. Subsequent transactions may not be effected within 30 days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be subject to these limits. On January 1 of each year, the restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed. The Fund reserves the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel, it is determined that such trading is nevertheless abusive or adverse to the interests of long-term shareholders. The Fund also reserves the right to modify the frequent trading-market timing policy at any time without prior notice, depending on the needs of the Fund and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Fund reserves the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund's frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund will occur. Moreover, in enforcing such restrictions, the Fund is often required to make decisions that are inherently subjective. The Fund strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.

Shareholders may invest in the Fund through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, record-keepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent, short-term trading within the Fund by the financial intermediary's customers. The Fund seeks assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the Fund will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Fund seeks to implement the policies and procedures described above through instructions to the Fund's administrator, ING Funds Services, LLC.

RETIREMENT PLANS

The Fund has available prototype qualified retirement plans for corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                             Shareholder Guide 7

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

You may redeem shares by using the methods outlined in the table on the right.

Under unusual circumstances, the Fund may suspend the right of redemption as allowed by Federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

-    Your account must have a current value of at least $250,000.

-    Minimum withdrawal amount is $1,000.

-    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

         METHOD                                PROCEDURES

BY CONTACTING YOUR        You may redeem shares by contacting your investment
INVESTMENT PROFESSIONAL   professional. Investment professionals may charge for
                          their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

BY MAIL Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368

                          If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

BY TELEPHONE --           You may redeem shares by telephone on all accounts
EXPEDITED REDEMPTION      other than retirement accounts, unless you check the
                          box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services
                          Representative at (800) 992-0180.

                          RECEIVING PROCEEDS BY CHECK:

                          You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with the ING Funds for at least 30 days.

                          RECEIVING PROCEEDS BY WIRE:

                          You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account.You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.


8 Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW WE COMPENSATE INTERMEDIARIES FOR SELLING ING MUTUAL FUNDS

ING mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, "ING") may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Fund's Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. These payments would be in addition to the distribution payments made by a Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Funds advised by ING meet certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these brokers-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of the Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of the Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.

The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING funds are made available by that broker-dealer for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest, Inc.; A.G. Edwards & Sons; Charles Schwab & Co., Inc.; Citigroup; Directed Services, Inc.; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors LLC; ING Financial Partners, Inc.; ING Life Insurance and Annuity Company; Legg Mason Wood Walker, Inc.; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co.; Pershing Sweep; Primevest Financial Services, Inc.; Raymond James Financial Services; RBC Dain Rauscher, Inc.; UBS Financial Services, Inc.; Wachovia Securities, Inc.; and Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                             Shareholder Guide 9

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SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The NAV per share for each class of the Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Fund will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund's NAV is not calculated. As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

When market quotations are not available or are deemed unreliable, the Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

-    Securities of an issuer that has entered into a restructuring;

-    Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there are no current market value quotations; and

-    Securities that are restricted as to transfer or resale.

The Fund or the Adviser may rely on the recommendations of a fair value pricing service approved by the Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire; however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.


10 Shareholder Guide

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SHAREHOLDER GUIDE                                              SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

EXCHANGES

You may exchange Class I shares of the Fund for Class I shares of any other ING Fund that offers Class I shares. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

In addition to the Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' prior written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy promise that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the polices and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The Fund posts its portfolio holdings schedule on it's website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., the Fund will post the quarter ending June 30 holdings on August 1.) The Fund's portfolio holdings schedule will, at a minimum, remain available on the Fund's website until the Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Fund's website is located at www.ingfunds.com.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                            Shareholder Guide 11

MANAGEMENT OF THE FUND                                   ADVISER AND SUB-ADVISER
--------------------------------------------------------------------------------

ADVISER

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to the Fund. ING Investments has overall responsibility for the management of the Fund. ING Investments provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of June 30, 2006, ING Investments managed approximately $44.9 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of the Fund.

The following table shows the aggregate annual management fee to be paid by the Fund for the current fiscal year as a percentage of the Fund's average daily net assets:

FUND                              MANAGEMENT FEE

ING 130/30 Fundamental Research        0.80%

For information regarding the basis for the Board's approval of the investment advisory and investment sub-advisory relationships, please refer to the Fund's annual shareholder report dated May 31, 2006.

SUB-ADVISER

ING Investments has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Fund's Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

ING Investments acts as a "manager-of-managers" for the Fund. ING Investments delegates to the sub-adviser of the Fund the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of the Fund. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-advisers to the Fund's Board. The Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Fund's Board, to replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. The Fund will notify shareholders of any change in the identity of the sub-adviser of the Fund. In this event, the name of the Fund and its principal investment strategies may also change.

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co., ("ING IM" or "Sub-Adviser"), a Connecticut corporation, serves as the Sub-Adviser to the Fund. ING IM is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Fund's Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep N.V., and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of June 30, 2006, ING IM managed approximately $61 billion in assets.

The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

The following individuals share responsibility for the day-to-day management of the ING 130/30 Fundamental Research Fund:

CHRIS CORAPI, Portfolio Manager and Director of Fundamental Equity Research, ING IM, has co-managed the Fund since April of 2006. Mr. Corapi joined ING IM in February 2004 and has over 21 years of investment experience. Prior to joining ING IM, Mr. Corapi served as Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.

MICHAEL PYTOSH, Portfolio Manager, has over 19 years of investment experience and joined ING IM in 2004. Mr. Pytosh has served as the Fund's co-portfolio manager since April of 2006. Prior to 2004, Mr. Pytosh was with Lincoln Equity Management, LLC since 1996, where he started as a technology sector analyst and ultimately took on the role of the firm's president.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Fund.


12 Management of the Fund

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Fund may invest in these securities or use these techniques as part of the Fund's principal investment strategies. However, the Adviser or Sub-Adviser of the Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategies.

PRINCIPAL RISKS

The principal risks of investing in the Fund are highlighted below. Please see the SAI for a further discussion of the principal and other investment strategies employed by the Fund.

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of the Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause the Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends.

The Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

INITIAL PUBLIC OFFERINGS ("IPO"S). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings.

OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies to the extent permitted by the 1940 Act and the rules thereunder. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stock ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                 More Information About Risks 13

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MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

MID-CAPITALIZATION COMPANIES. Investments in mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

LEVERAGE. Leverage occurs when the Fund increases its assets available for investment using borrowings or similar transactions. Due to the fact that short sales involve borrowing securities and then selling them, the Fund's short sales effectively leverage the Fund's assets. The use of leverage may make any change in the Fund's NAV even greater and thus result in increased volatility of returns. The Fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower the Fund's overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

MANAGEMENT. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

PORTFOLIO TURNOVER. The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

SHORT SALES. A short sale is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Positions in shorted securities are more risky than long positions (purchases) in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price of the shorted stock. Therefore, in theory, stocks sold short have unlimited risk. Lastly, the Fund's use of short sales in effect "leverages" the Fund.

OTHER RISKS

INABILITY TO SELL SECURITIES. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve capital appreciation.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.


14 More Information About Risks

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                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Fund generally distributes most or all of its net earnings in the form of dividends and capital gain distributions. The Fund pays dividends, if any, annually. Distributions are normally expected to consist primarily of capital gains.

DIVIDEND REINVESTMENT

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of the Fund invested in another ING Fund that offers Class I shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest income are not eligible for the reductions in rates described below.

Current tax law provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by the Fund. Although these rate reductions do not apply to corporate taxpayers, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by the Fund. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may by disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the day shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Please see the SAI for further information regarding tax matters.

                   [GRAPHIC] you have any questions, please call 1-800-992-0180.


                                           Dividends, Distributions and Taxes 15

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table on the following page is intended to help you understand the Fund's Class I Shares' financial performance for the past five years or, if shorter, the period of the class' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). A report of the Fund's independent registered public accounting firm, along with the Fund's financial statements, is included in the Fund's annual shareholder report, which is incorporated by reference into the SAI and is available upon request.


16 Financial Highlights

FINANCIAL HIGHLIGHTS                       ING 130/30 FUNDAMENTAL RESEARCH FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                      CLASS I
                                                                    ------------
                                                                    APRIL 28,(1)
                                                                      2006 TO
                                                                      MAY 31,
                                                                        2006
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                                $10.00
   Income (loss) from investment operations:
   Net investment income                                               $ 0.01
   Net realized and unrealized loss on investments                     $(0.49)
   Total from investment operations                                    $(0.48)
   Net asset value, end of period                                      $ 9.52
   TOTAL RETURN(2)                                                     %(4.80)
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                   $    1
   Ratios to average net assets:
   Net expenses after expense reimbursement(3)(4)                      % 3.01
   Net expense before interest and dividend expense on
      short positions and after expense reimbursement(3)(4)            % 1.15
   Gross expenses prior to expense reimbursement(3)                    % 4.12
   Net investment income after expense reimbursement(3)(4)             % 0.79
   Portfolio turnover rate                                             %   13
--------------------------------------------------------------------------------

(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years of being incurred.


                                         ING 130/30 Fundamental Research Fund 17

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

In addition to the Funds offered in this Prospectus, the Distributor also offers Class I shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Growth and Income Fund
ING Real Estate Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Fundamental Research Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Choice Fund
ING MidCap Value Fund
ING SmallCap Value Choice Fund
ING SmallCap Value Fund

FIXED INCOME FUNDS
ING GNMA Income Fund
ING Intermediate Bond Fund

GLOBAL EQUITY FUNDS
ING Global Real Estate Fund
ING Global Science and Technology Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Fund
ING International Growth Fund
ING International Real Estate Fund
ING International SmallCap Fund
ING International Value Choice Fund
ING International Value Fund

INTERNATIONAL FIXED-INCOME FUND
ING Emerging Markets Fixed Income Fund

INTERNATIONAL FUND-OF-FUNDS
ING Diversified International Fund

MONEY MARKET FUND
ING Aeltus Money Market Fund

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS

In the Fund's annual/semi-annual shareholder report, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Fund's performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder reports only).

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI or other Fund information.

To make shareholder inquiries contact:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. SECURITIES AND EXCHANGE COMMISSION
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:

ING Series Fund, Inc.                                                  811-06352
   ING 130/30 Fundamental Research Fund

[ING LOGO]
FUNDS                                              PRPRO-ADE3030I  (0906-093006)

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 30, 2006

                              ING SERIES FUND, INC.

                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 922-0180

                                ING Balanced Fund

                                 ING Growth Fund
                           ING Growth and Income Fund
                       (formerly, ING Equity Income Fund)
                          ING Index Plus LargeCap Fund
                           ING Index Plus MidCap Fund
                          ING Index Plus SmallCap Fund
                             ING Small Company Fund
                      ING Strategic Allocation Conservative Fund
                   (formerly, ING Strategic Allocation Income Fund)
                      ING Strategic Allocation Growth Fund
                        ING Strategic Allocation Moderate Fund
                  (formerly, ING Strategic Allocation Balanced Fund)

                CLASS A, CLASS B, CLASS C, CLASS I AND CLASS R SHARES

     This Statement of Additional Information ("SAI") relates to the series listed above (each a "Fund" and collectively, the "Funds") of ING Series Fund, Inc. ("Company"). A prospectus or prospectuses (each a "Prospectus" and collectively, the "Prospectuses") for the Funds dated September 30, 2006, which provide the basic information you should know before investing in the Funds, may be obtained without charge from the Funds or the Funds' principal underwriter, ING Funds Distributor, LLC ("Distributor"), at the address listed above. This SAI is not a prospectus, but is incorporated herein by reference in, and should be read in conjunction with, the Prospectuses, each dated September 30, 2006, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectuses.

     The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto. The Funds' financial statements and the independent registered public accounting firm's report thereon, included in the annual shareholder report dated May 31, 2006, are incorporated herein by reference. Copies of the Funds' Prospectuses and annual or semi-annual shareholder reports may be obtained upon request and without charge by contacting the Funds at the address and phone number written above. Terms used in this SAI have the same meaning as in the Prospectuses, and some additional terms are defined particularly for this SAI.

                                TABLE OF CONTENTS

HISTORY OF THE COMPANY                                                         3
SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISK                          4
FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES                              45
PORTFOLIO TURNOVER                                                            48
DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES                                 48
MANAGEMENT OF THE COMPANY                                                     51
CODE OF ETHICS                                                                60
PROXY VOTING PROCEDURES                                                       60
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                    61
ADVISER                                                                       69
EXPENSE LIMITATION AGREEMENTS                                                 71
SUB-ADVISER                                                                   72
RULE 12(b)-1 PLANS                                                            78
ADMINISTRATOR                                                                 81
CUSTODIAN                                                                     81
LEGAL COUNSEL                                                                 82
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 82
TRANSFER AGENT                                                                82
BROKERAGE ALLOCATION AND TRADING POLICIES                                     82
PURCHASE AND REDEMPTION OF SHARES                                             86
SHAREHOLDER ACCOUNTS AND SERVICES                                             89
NET ASSET VALUE                                                               90
TAX CONSIDERATIONS                                                            92
DISTRIBUTOR                                                                   99
CALCULATION OF PERFORMANCE DATA                                              103
PERFORMANCE COMPARISONS                                                      105
FINANCIAL STATEMENTS                                                         108
APPENDIX A                                                                   A-1

                             HISTORY OF THE COMPANY

     The Company is a Maryland corporation registered as a diversified, open-end management investment company. The Company was organized in June 1991 and currently consists of 15 separately managed series.

     This SAI pertains only to ING Balanced Fund, ING Growth Fund, ING Growth and Income Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, ING Small Company Fund, ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund.

     INCORPORATION. The Company was incorporated under the laws of the State of Maryland on June 17, 1991.

     SERIES AND CLASSES. The Company currently offers multiple series. Only ING Growth Fund, ING Small Company Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap, ING Balanced Fund, ING Growth and Income Fund, ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund are offered through this SAI and the corresponding Prospectuses.

     The Board of Directors ("Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes, not all of which are offered through this SAI. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Only Class A, B, C, I, and R shares are offered through this SAI and the corresponding Prospectuses.

     CAPITAL STOCK. Fund shares are fully paid and non-assessable when issued. Fund shares have no preemptive or conversion rights, except that each Fund's Class B shares automatically convert to Class A shares after 8 years. A shareholder's Class B shares will automatically convert to Class A shares in a Fund on the second calendar day of the following month in which the eighth anniversary of the issuance of the Class B shares occurs, together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares, except that Class B shares acquired initially through funds that were apart of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

     Each share of a Fund has the same rights to share in dividends declared by a Fund for that share class. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     VOTING RIGHTS. Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

     SHAREHOLDER MEETINGS. The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles of Incorporation provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended ("1940 Act"). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

     1940 ACT CLASSIFICATION. The Company is a diversified, open-end management investment company, as those terms are defined under the 1940 Act. The 1940 Act generally requires, among other things, that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

              SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISK

DIVERSIFICATION

     Each Fund is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose, other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

     The table on the following pages identifies various securities and investment techniques used by the adviser or sub-adviser in managing the Funds described in this SAI. The table has been marked to indicate those securities and investment techniques that the adviser and the sub-adviser may use to manage a Fund. A Fund may use any or all of these techniques at any one time, and the fact that a Fund may use a technique does not mean that the technique will be used. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or in this SAI, as well as the federal securities laws. There can be no assurance that any of the Funds will achieve their respective investment objectives. The Funds' policies, investment strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus. Where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy and a Fund will not invest more than 5% of a Fund's assets in such security or investment technique. See each Fund's fundamental investment restrictions for further information.


                                                ING    ING            ING
                                              GROWTH  INDEX   ING    INDEX                 ING          ING         ING
   ASSET CLASS/                                 AND    PLUS  INDEX    PLUS              STRATEGIC    STRATEGIC   STRATEGIC
    INVESTMENT                ING       ING   INCOME  LARGE   PLUS   SMALL  ING SMALL   ALLOCATION   ALLOCATION  ALLOCATION
    TECHNIQUES              BALANCED  GROWTH   FUND    CAP   MIDCAP   CAP    COMPANY   CONSERVATIVE    GROWTH     MODERATE
---------------------------------------------------------------------------------------------------------------------------
EQUITY INVESTMENTS
Common Stock                    X        X       X      X      X       X        X           X            X            X
Convertible Securities          X        X       X      X      X       X        X           X            X            X
Preferred Stock                 X        X       X      X      X       X        X           X            X            X
Synthetic Convertible
Securities(2)                   X        X       X      X      X       X        X           X            X            X
IPOs                            X        X       X      X      X       X        X           X            X            X

                                                ING    ING            ING
                                              GROWTH  INDEX   ING    INDEX                 ING          ING         ING
   ASSET CLASS/                                 AND    PLUS  INDEX    PLUS              STRATEGIC    STRATEGIC   STRATEGIC
    INVESTMENT                ING       ING   INCOME  LARGE   PLUS   SMALL  ING SMALL   ALLOCATION   ALLOCATION  ALLOCATION
    TECHNIQUES              BALANCED  GROWTH   FUND    CAP   MIDCAP   CAP    COMPANY   CONSERVATIVE    GROWTH     MODERATE
---------------------------------------------------------------------------------------------------------------------------
FOREIGN AND
EMERGING MARKET
INVESTMENTS
ADR's/EDR's GDR's               X        X       X      X      X       X        X           X            X            X
Eurodollar/ Yankee
Dollar Instruments(3)           X        X       X      X      X       X        X           X            X            X
Eurodollar Convertible
Securities(3)                   X        X       X      X      X       X        X           X            X            X
Foreign and Emerging Market
Equity Securities(1)                     X       X      X      X       X        X
Foreign Bank
Obligations(3)                  X        X       X      X      X       X        X           X            X            X
Foreign Currency
Exchange Transactions(8)        X        X       X      X      X       X        X           X            X            X
Foreign Mortgage-Related
Securities(3)                   X        X       X      X      X       X        X           X            X            X
International Debt
Securities(3)                   X        X       X      X      X       X        X           X            X            X
Sovereign Debt
Securities(3)                   X        X       X      X      X       X        X           X            X            X
Supranational
Agencies(3), (6)                X        X       X      X      X       X        X           X            X            X
FIXED-INCOME
INVESTMENTS
ARMS(3)                         X        X       X      X      X       X        X           X            X            X
Asset Backed Securities
(non-mortgage)(3)               X        X       X      X      X       X        X           X            X            X
Banking Industry
Obligations/Short-Term
Investments(3)                  X        X       X      X      X       X        X           X            X            X
Corporate Debt
Securities(3)                   X        X       X      X      X       X        X           X            X            X
Credit-Linked Notes(3)          X        X       X      X      X       X        X           X            X            X
Debt Securities                 X        X       X      X      X       X        X           X            X            X
Floating or Variable Rate
Instruments(3)                  X        X       X      X      X       X        X           X            X            X
GICs(3)                         X        X       X      X      X       X        X           X            X            X
Government Trust
Certificates(3)                 X        X       X      X      X       X        X           X            X            X
GNMA Certificates(3)            X        X       X      X      X       X        X           X            X            X
High-Yield Securities(4)        X                                                           X            X            X
Mortgage-Related
Securities(3)                   X        X       X      X      X       X        X           X            X            X
Municipal Securities(3)         X        X       X      X      X       X                    X            X            X

                                                ING    ING            ING
                                              GROWTH  INDEX   ING    INDEX                 ING          ING         ING
   ASSET CLASS/                                 AND    PLUS  INDEX    PLUS              STRATEGIC    STRATEGIC   STRATEGIC
    INVESTMENT                ING       ING   INCOME  LARGE   PLUS   SMALL  ING SMALL   ALLOCATION   ALLOCATION  ALLOCATION
    TECHNIQUES              BALANCED  GROWTH   FUND    CAP   MIDCAP   CAP    COMPANY   CONSERVATIVE    GROWTH     MODERATE
---------------------------------------------------------------------------------------------------------------------------
Municipal Lease
Obligations(3)                  X        X       X      X      X       X        X           X            X            X
Savings Association
Obligations(3), (5)             X        X       X      X      X       X        X           X            X            X
Tax Exempt Industrial
Development Bonds
& Pollution
Control Bonds(3)                X        X       X      X      X       X        X           X            X            X
Interest/Principal
Only Stripped
Mortgage Backed
Securities(3)                   X        X       X      X      X       X        X           X            X            X
U.S. Government
Securities(3)                   X        X       X      X      X       X        X           X            X            X
Zero Coupon and
Pay-In-Kind(3)                  X        X       X      X      X       X        X           X            X            X
Subordinated Mortgage
Securities(3)                   X        X       X      X      X       X        X           X            X            X
OTHER INVESTMENTS
Derivatives(10)                 X        X       X      X      X       X        X           X            X            X
Dealer Options(7)               X        X       X      X      X       X        X           X            X            X
Financial Futures Contracts
and Related Options(7)          X        X       X      X      X       X        X           X            X            X
Forward Currency
Contracts(7)                    X        X       X      X      X       X        X           X            X            X
Foreign Futures Contracts
and Foreign Options             X        X       X      X      X       X        X           X            X            X
Forward Foreign
Currency Contracts(8)           X        X       X      X      X       X        X           X            X            X
Index-, Currency-,
and Equity-Linked
Securities(7)                   X        X       X      X      X       X        X           X            X            X
Options on Futures(7)           X        X       X      X      X       X        X           X            X            X
Over the Counter Options(7)     X        X       X      X      X       X        X           X            X            X
Put Call Options(7), (9)        X        X       X      X      X       X        X           X            X            X
Stock Index Options(7)          X        X       X      X      X       X        X           X            X            X
Straddles(7)                    X        X       X      X      X       X        X           X            X            X
Warrants                        X        X       X      X      X       X        X           X            X            X
Other Investment Companies      X        X       X      X      X       X        X           X            X            X
Private Funds                   X                X                                          X            X            X
Real Estate Securities          X        X       X      X      X       X        X           X            X            X
Restricted and
Illiquid Securities             X        X       X      X      X       X        X           X            X            X
TBA Sale Commitments            X        X       X      X      X       X        X           X            X            X

                                                ING    ING            ING
                                              GROWTH  INDEX   ING    INDEX                 ING          ING         ING
   ASSET CLASS/                                 AND    PLUS  INDEX    PLUS              STRATEGIC    STRATEGIC   STRATEGIC
    INVESTMENT                ING       ING   INCOME  LARGE   PLUS   SMALL  ING SMALL   ALLOCATION   ALLOCATION  ALLOCATION
    TECHNIQUES              BALANCED  GROWTH   FUND    CAP   MIDCAP   CAP    COMPANY   CONSERVATIVE    GROWTH     MODERATE
---------------------------------------------------------------------------------------------------------------------------
Foreign Currency Options(8)     X        X       X      X      X       X        X           X            X            X
INVESTMENT TECHNIQUES
Borrowing                       X        X       X      X      X       X        X           X            X            X
Lending of Fund Securities      X        X       X      X      X       X        X           X            X            X
Repurchase Agreements(3)        X        X       X      X      X       X        X           X            X            X
Reverse Repurchase
Agreements and Dollar Rolls     X                X                                          X            X            X
Securities, Interest Rate
and Currency Swaps(10)          X        X       X      X      X       X        X           X            X            X
Short Sales(11)                 X        X       X      X      X       X        X           X            X            X
Temporary
Defensive Positions             X        X       X      X      X       X        X           X            X            X
When-Issued Securities
and Delayed-Delivery
Transactions                    X        X       X      X      X       X        X           X            X            X

     (1). Investments in emerging market equity securities will not exceed 5% of the Fund's total assets.
     (2). A Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.
     (3). Funds other than ING Strategic Allocation Funds and the ING Balanced Fund may only invest in such instruments (which must be of high quality and short duration) for temporary and defensive or cash management purposes.
     (4). A Fund will not invest more than 15% (10% for ING Index Plus LargeCap, ING Index MidCap and ING Index Plus SmallCap Funds) of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's, or, if unrated, considered by ING IM, as applicable, to be of comparable quality).
     (5). The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.
     (6). Other than for temporary and defensive or cash management purposes, each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. government.

     (7). For purposes other than hedging, a Fund will invest no more than 5% of its assets in such instruments, except that ING Growth and Income Fund is not subject to this limitation with respect to the purchase or sale of put and call options on securities.

     (8). A Fund may only invest in such instruments for the purposes of hedging.

     (9). Each Fund, except the ING Strategic Allocation Funds, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. Except for ING Growth and Income Fund, no Fund may buy options if more than 3% of its assets immediately following such purchase would consist of put options. Except for ING Growth and Income Fund, a Fund may purchase call and sell put options on equity securities only to close out positions previously opened. The ING Strategic Allocation Funds are not subject to these restrictions. No Fund will write a call option on a security unless the call is "covered" (i.e. it already owns the underlying security). A Fund may purchase put options when ING IM believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.

     (10). A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

     (11). ING Balanced and the ING Strategic Allocation Funds may make short sales of Exchange Traded Funds for the purposes of hedging.

EQUITY INVESTMENTS

COMMON STOCK, PREFERRED STOCKS, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

     COMMON STOCKS represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Such investments may be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree of changes in earnings and prospects.

     Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock. PREFERRED STOCK, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     A CONVERTIBLE SECURITY is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

     The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

     "SYNTHETIC" CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

     SECURITIES OF SMALL- AND MID-CAPITALIZATION COMPANIES. Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. The trading volume of securities of mid-cap and small-cap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

INITIAL PUBLIC OFFERINGS

     Initial Public Offerings ("IPOs") occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

     The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

     The effect of an IPO investment can have a magnified impact on the Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and, therefore, have a more limited effect on the Funds' performance.

     There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

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FOREIGN AND EMERGING MARKET INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS, EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS

     American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities represent securities of foreign issuers. These securities are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are typically designed for U.S. investors and held either in physical form or in book entry form. EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States (typically, these securities are traded on the Luxembourg exchange in Europe). Generally, ADRs, in registered form, are designed for use in the U.S. Securities markets, and EDRs, in bearer form, are designed for use in the European securities markets. GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

     Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

EURODOLLAR CONVERTIBLE SECURITIES

     Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Funds may invest without limitation in Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges.

FOREIGN AND EMERGING MARKET SECURITIES

     Securities of foreign issuers have certain common characteristics and risks. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

     Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     Although each Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments.

     The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

FOREIGN BANK OBLIGATIONS

     Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     Each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code").

FOREIGN MORTGAGE-RELATED SECURITIES

     Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

INTERNATIONAL DEBT SECURITIES

     International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

     In determining whether to invest in debt obligations of foreign issuers, a Fund will consider the relative yields of foreign and domestic high-yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

     Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Exchange Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

     RESTRICTIONS ON FOREIGN INVESTMENTS. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

     Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

     In certain countries, banks and other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict a Fund's investments in certain foreign banks and other financial institutions.

     FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

RISKS OF INVESTING IN FOREIGN SECURITIES

Investments in foreign securities involve certain inherent risks, including the following:

     MARKET CHARACTERISTICS. Settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

     LEGAL AND REGULATORY MATTERS. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

     TAXES. The interest payable on certain of the Funds' foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. A shareholder otherwise subject to U. S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund.

     COSTS. The expense ratios of a Fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the adviser or sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectuses, depending on the adviser's or sub-adviser's assessment of prevailing market, economic and other conditions.

SOVEREIGN DEBT SECURITIES

     Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which these Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries.

SUPRANATIONAL AGENCIES

     Supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

FIXED-INCOME SECURITIES

ADJUSTABLE RATE MORTGAGE SECURITIES

     Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by the Federal National Mortgage Association ("FNMA")), tend to lag changes in market rate levels and tend to be somewhat less volatile.

ASSET-BACKED SECURITIES (NON-MORTGAGE)

     Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, each Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Funds must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

     Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors

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may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

     Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

     The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

     The coupon rate, of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

BANKING INDUSTRY OBLIGATIONS/SHORT-TERM INVESTMENTS

     Banking industry obligations include certificates of deposit bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

     A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

     For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a

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foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

CORPORATE DEBT SECURITIES

     Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High-Yield Securities" below.

     Debt obligations that are deemed investment grade carry a rating of at least Baa- from Moody's or BBB- from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa- or BBB-have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

CREDIT-LINKED NOTES

         A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or a Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specific credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative instruments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Funds cannot assure that it can implement a successful strategy regarding this type of investments.


DEBT SECURITIES

     Each Fund may invest in debt securities. The value of fixed-income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

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FLOATING OR VARIABLE RATE INSTRUMENTS

     Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

GUARANTEED INVESTMENT CONTRACTS

     Guaranteed Investment Contracts ("GICs") are issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to a Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

GOVERNMENT TRUST CERTIFICATES

     Government Trust Certificates represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the United States Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES

     Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration ("FHA") or Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the

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timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the U.S. government.

     GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

     GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

     GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

     GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

     Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which a Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

     The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

     Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is each Fund's policy to

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record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by a Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When a Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Funds intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). ING Investments, LLC ("ING Investments"), the Funds' investment adviser, and the sub-adviser each do not believe that a Fund's NAV or income will be adversely affected by the purchase of GNMA Certificates on a when-issued basis. A Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. A Fund may earn interest on such account or securities for the benefit of shareholders.

HIGH-YIELD SECURITIES

     High-yield securities are debt securities that are rated lower than "Baa-" by Moody's Investors Service or "BBB-" by Standard & Poor's Corporation, or of comparable quality if unrated.

     High-yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

     High-yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's NAV. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

     The yields earned on high-yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

     Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

RISKS ASSOCIATED WITH HIGH-YIELD SECURITIES

     The medium- to lower-rated and unrated securities in which the Funds invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

     HIGH-YIELD BOND MARKET. A severe economic downturn or increase in interest rates might increase defaults in high-yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

     Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's NAVs. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

     PAYMENT EXPECTATIONS. High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

     LIQUIDITY AND VALUATION RISKS. Some issues of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

     TAXATION. Special tax considerations are associated with investing in high-yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

     LIMITATIONS OF CREDIT RATINGS. The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high-yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the sub-adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of a Fund's investment objective may be more dependent on the adviser's or sub-adviser's own credit analysis than might be the case for a fund which does not invest in these securities.

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MORTGAGE-RELATED SECURITIES

     The Funds may invest in mortgage-related debt securities, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Federal mortgage-related securities include obligations issued or guaranteed by GNMA, FNMA, and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly-owned corporate instrumentality of the United States, the securities and guarantees of which are backed by the full faith and credit of the U.S. government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government. See, "U.S. Government Securities."

     Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

     CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

     CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

     RISKS OF MORTGAGE RELATED INVESTMENT. Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government

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regulation or tax policy. For example, action by the Board of Governors of the
Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest -only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES

     Municipal securities are debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

     In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

     The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt securities may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

     Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

     Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

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     MORAL OBLIGATION SECURITIES. Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

     MUNICIPAL LEASE OBLIGATIONS. These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

     The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the adviser or sub-adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the adviser or sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

     SHORT-TERM MUNICIPAL OBLIGATIONS. These securities include the following:

     TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

     REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

     BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

     CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.

     SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

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SAVINGS ASSOCIATION OBLIGATIONS

     The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

TAX EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS

     Tax Exempt Industrial Development Bond and Pollution Control Bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE BACKED SECURITIES

     Each Fund may invest in Interest/Principal Only Stripped Mortgage Backed Securities ("STRIPS"). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

U.S. GOVERNMENT SECURITIES

     Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the length of their maturities and the dates of issuance. In addition, U.S. government securities include securities issued by instrumentalities of the U.S. government, such as GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association ("SLMA"), the FNMA and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself if the agency or instrumentality does not meet its commitment. The Funds will invest in securities of such agencies or instrumentalities only when the adviser or sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities that are backed by the full faith and credit of the United States.

ZERO COUPON AND PAY-IN-KIND SECURITIES

     Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market

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prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

     The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

SUBORDINATED MORTGAGE SECURITIES

     Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Funds may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal payments, interest or any combination thereof to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

     The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (I.E., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

     In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

     A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

     A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk of investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

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     The adviser or sub-advisers will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The adviser or sub-advisers have developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. A Fund seeks opportunities to acquire subordinated residential mortgage securities when, in the view of the adviser or sub-advisers, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

OTHER INVESTMENTS

DERIVATIVES

     Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the sub-adviser to forecast interest rates and other economic factors correctly. If the sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss.

     A Fund might not employ any of the strategies described below, and not assurance can be given that any strategy used will succeed. If the adviser or sub-adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, a Fund might have been in a better position if it had not entered into transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of relates investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause a Fund to realize higher amounts of short-term capital gains generally cause a Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

DEALER OPTIONS

     Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options and exchange-traded options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

     Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While a Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

     The staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, a Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

     A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the United States are regulated under the Commodity Exchange Act ("Act") by the Commodity Futures Trading Commission ("CFTC").

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

     Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

     The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

     When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken.

     Investments in futures contracts on fixed-income securities involve the risk that if the adviser's or sub-adviser's judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

     Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

     Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

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     "Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure a Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily NAVs, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

     When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

     A Fund can buy and write (sell) options on futures contracts.

     POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio, or the relevant portion thereof.

     The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

FORWARD CURRENCY CONTRACTS

     Each Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to the Funds' position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if a Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

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FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS

     Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association ("NFA"), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

     ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. CFTC regulations require that to prevent a Fund from being a commodity pool a Fund enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, a Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

     Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a

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Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

     Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

     FOREIGN CURRENCY OPTIONS. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put and call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

     SWAP TRANSACTIONS. The interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. Each Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

     RISKS OF INVESTING IN OPTIONS. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options),

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in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Code requirements for qualification of a Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

     In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" above.

FORWARD FOREIGN CURRENCY CONTRACTS

     Forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the sub-adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

     Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that

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anticipated currency movements will not be accurately predicted, causing the
Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the adviser or sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

     Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES

     "Index-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500(R) Composite Stock Price ("S&P 500(R)") Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

     Index and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the adviser or sub-adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the adviser or sub-adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.

OPTIONS ON FUTURES

     A futures option gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by a Fund.

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OVER-THE-COUNTER OPTIONS

     The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Funds intend to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the adviser. Under these special arrangements, a Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by a Fund. Under such circumstances, the Funds will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Funds' repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, a Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

PUT AND CALL OPTIONS

     A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of ING Investments or the sub-adviser.

     The Funds will not write call options on when-issued securities. The Funds purchase call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

     So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

     When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

                                       35
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     An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

     A Fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate a Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

     In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

     If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

     The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by a Fund when it does not hold the underlying security.

     The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

STOCK INDEX OPTIONS

     Stock Index options include put and call options with respect to the S&P 500(R) and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of a Fund.

     The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the adviser's or sub-adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, a Fund could be unable to close out options, which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds purchase put or call options only with respect to an index which the adviser or sub-adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

STRADDLES

     A Straddle, which may be used for hedging purposes, is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of a Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

WARRANTS

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

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OTHER INVESTMENT COMPANIES

     An Investment Company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies' fees and expenses.

     EXCHANGE-TRADED FUNDS ("ETFs") are investment companies whose goal it is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if a Fund elects to redeem its ETF shares rather than selling them on the secondary market, a Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when a Fund invests in ETFs, shareholders of a Fund bear their proportionate share of the underlying ETF's fees and expenses.

     HOLDING COMPANY DEPOSITARY RECEIPTS ("HOLDRs") are trust-issued receipts that represent the Funds' beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Funds' investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

PRIVATE FUNDS

     U.S. or foreign private limited partnerships or other investment funds, which are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in sections 3(c)(1) or 3(c)(7) of the 1940 Act, a Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of a Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

     Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, a Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. A Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

     The pooled investments allow a Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed-income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Funds significantly. However, a Fund bears any expenses incurred by the trust. In addition, a Fund assumes the liquidity risks generally associated the privately offered pooled investments.

     Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

     A Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

     Private investment funds also include investments in certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

REAL ESTATE SECURITIES

     Investments in real estate securities include interests in real estate investment trusts ("REITs"), real estate development, real estate operating companies, ("REOCs") and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

     Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

RESTRICTED AND ILLIQUID SECURITIES

         A Fund may invest in a restricted security or an illiquid security if the adviser or a sub-adviser believes that it presents an attractive opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the adviser or sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

         Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.

     Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

TO BE ANNOUNCED SALE COMMITMENTS

     Each Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, a Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

FOREIGN CURRENCY OPTIONS

     Each Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, a Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to the Funds' position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if a Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

                              INVESTMENT TECHNIQUES

BORROWING

     A Fund may borrow from banks. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

     Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LENDING OF FUND SECURITIES

     In order to generate additional income, each Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of the Fund's total assets. No lending may be made with any companies affiliated with the adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan. The Funds seek to mitigate this risk through contracted indemnification upon default.

     The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in a Fund. When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. A Fund could incur losses in connection with the investment of such cash collateral.

REPURCHASE AGREEMENTS

     Repurchase agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, a Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the adviser or sub-adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, a Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS

     Reverse repurchase agreement transactions involve the sale of U.S. government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, a Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, a Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

     In order to enhance portfolio returns and manage prepayment risks, the Funds may engage in dollar roll transactions. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

     Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SECURITIES, INTEREST RATE AND CURRENCY SWAPS

     Interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

SHORT SALES

     A Fund may make short sales of securities it already owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as SHORT SALES "AGAINST THE BOX"). In a short sale that is not "against the box," a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. A Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. A Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until a Fund replaces the security, the proceeds of the short sale are retained by the broker, and a Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, a Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund's NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the adviser or sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Funds' Board has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

     The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes" below.


TEMPORARY DEFENSIVE POSITIONS

     A Fund may invest in short-term, high-quality debt instruments and in U.S. government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the adviser's or the sub-adviser's determination to do so within the investment guidelines and policies of the Fund; (iii) to permit the Fund to meet redemption requests; and
(iv) to take a temporary defensive position.

     Although it is expected that a Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest for temporary defensive purposes include (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities;
(iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will invest in short-term instruments that do not have a maturity of greater than one year.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

     In order to secure prices or yields deemed advantageous at the time the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds may also enter into forward commitments. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, a Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but a Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

                FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

     All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

     The investment objective of each Fund is fundamental and may not be changed without a shareholder vote. Each Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without approval of the holders of a "majority" of each Fund's outstanding voting securities, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of (1) 67% or more of the Fund's voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy; or (2) more than 50% of each Fund's outstanding voting securities.

     As a matter of fundamental policy, each Fund may not:

(1) Hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are excluded from this restriction;

(2) Concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund (collectively referred to as the "ING Strategic Allocation Funds"), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

(3) Make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) Issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) Purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) Invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) Borrow money, except that (i) a Fund may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

(8) Act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 ("1933 Act").

     The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

(1) Except for ING Balanced Fund, ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund, ING Strategic Allocation Moderate Fund, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this SAI and in the Prospectuses;

(2) Except for ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof);

(3)  Invest in companies for the purpose of exercising control or management;

(4) Purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) Invest more than 15% (10% for ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments or the applicable sub-adviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

(6) Invest more than 15% (10% for ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and Index Plus SmallCap Fund) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation ("S&P") or Baa3 by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, considered by the sub-adviser to be of comparable quality).

     Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2) industry classifications, for all Funds, are determined in accordance with the classifications established by Bloomberg Industry Group. The sub-adviser believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

     ING Small Company Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of small-capitalization companies as defined in the Prospectus. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

     ING Index Plus LargeCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the S&P 500(R) Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

     ING Index Plus MidCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's MidCap 400 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

     ING Index Plus SmallCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's SmallCap 600 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                               PORTFOLIO TURNOVER

     A change in securities held in the portfolio of a Fund is known as "portfolio turnover" and may involve the payment by a Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Fund cannot accurately predict its turnover rate, however the rate will be higher when a Fund finds it necessary to change significantly its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of capital gains by the Funds. Each Fund's historical turnover rates are included in the Financial Highlights tables in the Prospectuses.

     ING Growth and Equity Income Fund's portfolio turnover rate decreased from 213% to 31% in 2005. The decrease in the portfolio turnover rate is attributable to the change in the Sub-Adviser in 2004 and the change in the investment strategy of the Fund in March of 2004.

     ING Index Plus LargeCap Fund's portfolio turnover rate increased 70.5% from 78% to 133% in 2006. The Fund implemented a change in the investment strategy over the past fiscal year. This strategy change focused on a strategy that invested in far fewer names than the Fund had invested in before the occurrence of the strategy change. The portfolio rebalancing associated with this strategy change contributed to the increase in the portfolio turnover rate of the Fund.

     ING Index Plus SmallCap Fund's portfolio turnover rate decreased from 126% to 86% in 2005. The decrease in the portfolio turnover rate was a result of the portfolio management's team efforts to identify ways to maintain performance while reducing turnover. The results were definitive, and the smoothing (averaging) of ranks over multiple periods has reduced turnover without materially impacting performance.

     ING Small Company Fund's portfolio turnover rate increased 59.5% from 47% to 75% in 2006. The increase in the portfolio turnover rate resulted when the Fund experienced a change in portfolio mangers which, in turn, led to a portfolio repositioning. This portfolio repositioning was the primary force behind the increased turnover experienced by the Fund. Small Company Fund's portfolio turnover rate decreased from 123% to 47% in 2005 primarily from a portfolio management decision to retain significant capital gains experienced in the Fund rather than unwind any particular positions that might ultimately adversely impact fund shareholders. With the change in the Fund's portfolio management team in 2005, shareholders may experience incerased turonover as a result of a Fund transition.

                  DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES

     Each Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each Fund's annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

     In addition, each Fund posts its portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the last day of the preceding quarter-end (e.G., each Fund will post the quarter-ending June 30 holdings on August 1).

     Each Fund also compiles a list composed of its ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

     Investors (both individual and institutional), financial intermediaries that distribute each Fund's shares and most third parties may receive the Fund's annual or semi-annual shareholder reports, or view on ING's website, each Fund's portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

     Other than in regulatory filings or on ING's website, a Fund may provide its complete portfolio holdings to certain unaffiliated third parties and affiliates when a Fund has a legitimate business purpose for doing so. Unless otherwise noted below, a Fund's disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which information is requested and the date the information is provided. Specifically, a Fund's disclosure of its portfolio holdings may include disclosure:

  - To a Fund's independent registered public accounting firm, named herein, for use in providing audit opinions;

  -  To financial printers for the purpose of preparing Fund regulatory filings;
  -  For the purpose of due diligence regarding a merger or acquisition;

  - To a new adviser or sub-adviser prior to the commencement of its management of the Fund;
  - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's, such agencies may receive more data from the Funds than is posted on the Funds' website;
  - To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Funds;
  - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Fund;

  - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders; or
  - To certain third parties, on a weekly basis with no lag time, that have financed a Fund's Class B shares.

     In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

     The Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of a Fund's shareholders, on the one hand, and those of a Fund's adviser, sub-adviser, principal underwriter or any affiliated person of a Fund, its adviser, or its principal underwriter, on the other. Such Policies authorize the Funds' administrator to implement the Board's Policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of a Fund's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-advisers, principal underwriter and their affiliates. The Board has authorized the senior officers of the Funds' administrator to authorize the release of a Fund's portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Funds' administrator reports quarterly to the Board regarding the implementation of the Policies.

     Each Fund has the following ongoing arrangements with certain third parties to provide the Fund's portfolio holdings:

                                                                             TIME LAG BETWEEN
                                                                            DATE OF INFORMATION
                                                                           AND DATE INFORMATION
PARTY                                 PURPOSE           FREQUENCY                RELEASED
-----------------------------------------------------------------------------------------------
Societe Generale             Class B shares financing     Weekly           None
Constellation

Institutional Shareholder    Proxy Voting                 Daily            None
Services, Inc.               & Class Action
                             Services

Charles River Development    Compliance                   Daily            None

     All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Fund and its shareholders. The Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving any of the Funds will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Funds, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                            MANAGEMENT OF THE COMPANY

Set forth in the table below is information about each Director of the Company.

                                                                                              NUMBER OF
                                                                                            FUNDS IN FUND       OTHER BOARD
                                POSITION(S) HELD  TERM OF OFFICE   PRINCIPAL OCCUPATION(S)    COMPLEX           MEMBERSHIPS
                                    WITH THE      AND LENGTH OF       DURING THE PAST        OVERSEEN BY         HELD BY
    NAME, ADDRESS AND AGE           COMPANY       TIME SERVED(1)         5 YEARS              DIRECTOR(2)        DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE NOT "INTERESTED PERSONS"

DR. ALBERT E. DEPRINCE, JR.     Director          June 1998 -     Professor of Economics         38        Academy of Economics
7337 East Doubletree Ranch Rd.                    Present         and Finance, Middle                      and Finance (February
Scottsdale, Arizona 85258                                         Tennessee State                          2005 - Present).
Age: 65                                                           University (August 1991-
                                                                  Present).

MARIA T. FIGHETTI               Director          April 1994 -    Retired. Formerly,             38        None.
7337 East Doubletree Ranch Rd.                    Present         Associate
Scottsdale, Arizona 85258                                         Commissioner/Attorney,
Age: 63                                                           New York City Department
                                                                  of Mental Health (June
                                                                  1973 - October 2002).

SIDNEY KOCH                     Director          April 1994 -    Self-Employed Consultant       38         None.
7337 East Doubletree Ranch Rd.                    Present         (June 2000 - Present).
Scottsdale, Arizona 85258
Age: 71

DR. CORINE T. NORGAARD          Director          June 1991 -     Retired. Formerly,             38        Mass Mutual Corporate
7337 East Doubletree Ranch Rd.                    Present         President, Thompson                      and Participation
Scottsdale, Arizona 85258                                         Enterprises (September                   Investors (April 1997 -
Age: 69                                                           2004 - September 2005);                  Present); Mass Mutual
                                                                  and Dean of the Barney                   Premier Series
                                                                  School of Business,                      (December 2004 -
                                                                  University of Hartford                   Present); and Mass
                                                                  (August 1996 - June                      Mutual MML Series II
                                                                  2004).                                   (April 2005 - Present).

EDWARD T. O'DELL                Director          June 2002 -     Retired. Formerly,             38        None.
7337 East Doubletree Ranch Rd.                    Present         Partner of Goodwin
Scottsdale, Arizona 85258                                         Procter LLP (June 1966 -
Age: 70                                                           September 2000).

JOSEPH E. OBERMEYER             Director          January 2003    President, Obermeyer &         38        None.
7337 East Doubletree Ranch Rd.                    - Present       Associates, Inc.
Scottsdale, Arizona 85258                                         (November 1999 -
Age: 48                                                           Present).

DIRECTORS WHO ARE "INTERESTED PERSONS"

J. SCOTT FOX(3)                 Director          December 1997   Vice Chairman and Chief        38        None.
7337 East Doubletree Ranch Rd.                    - Present       Operating Officer, ING
Scottsdale, Arizona 85258                                         Investment Management,
Age: 51                                                           Co. (April 1994 -
                                                                  Present).

(1)  Directors serve until their successors are duly elected and qualified.

(2) For the purposes of this table, "Fund Complex" means the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolios, Inc.; ING GET Fund; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

(3) Mr. Fox is an "interested person", as defined by the 1940 Act, because of his relationship with ING Investment Management Co., an affiliate of ING Investments, LLC.

OFFICERS

Information about the Funds' Officers is set forth in the table below:


                                   POSITION HELD WITH THE     TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S) DURING THE
NAME, ADDRESS AND AGE              COMPANY                    OF TIME SERVED (1)         LAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY                  President and Chief        March 2002 - Present       President and Chief Executive Officer,
7337 East Doubletree Ranch Rd.     Executive Officer                                     ING Investments, LLC(2) (December 2000 -
Scottsdale, Arizona 85258                                                                Present). Formerly, Chief Operating
Age: 57                                                                                  Officer, ING Investments, LLC(2)
                                                                                         (December 2000 - March 2006).

MICHAEL J. ROLAND                  Executive Vice President   April 2002 - Present       Executive Vice President, ING
7337 East Doubletree Ranch Rd.                                                           Investments, LLC(2) (December 2001 -
Scottsdale, Arizona 85258                                                                Present). Formerly, Chief Compliance
Age: 48                                                                                  Officer, ING Investments, LLC(2), ING
                                                                                         Life Insurance and Annuity Company, and
                                                                                         Directed Services, Inc. (October 2004 -
                                                                                         December 2005); Chief Financial Officer
                                                                                         and Treasurer, ING Investments, LLC(2)
                                                                                         (December 2001- March 2005); and Senior
                                                                                         Vice President, ING Investments, LLC(2)
                                                                                         (June 1998 - December 2001).

STANLEY D. VYNER                   Executive Vice President   March 2002 - Present       Executive Vice President, ING
7337 East Doubletree Ranch Rd.                                                           Investments, LLC(2) (July 2000 - Present)
Scottsdale, Arizona 85258                                                                and Chief Investment Risk Officer, ING
Age: 56                                                                                  Investments, LLC(2) (January 2003 -
                                                                                         Present). Formerly, Chief Investment
                                                                                         Officer of the International Portfolios,
                                                                                         ING Investments, LLC(2) (August 2000 -
                                                                                         January 2003).

JOSEPH M. O'DONNELL                Executive Vice President   March 2006 - Present       Chief Compliance Officer of the ING Funds
7337 East Doubletree Ranch Rd.                                                           (November 2004 - Present) and ING
Scottsdale, Arizona 85258                                                                Investments, LLC(2), ING Life Insurance
Age: 51                            Chief Compliance Officer   November 2004 - Present    and Annuity Company and Directed
                                                                                         Services, Inc. (March 2006 - Present) and
                                                                                         Executive Vice President of the ING Funds
                                                                                         (March 2006 - Present). Formerly, Vice
                                                                                         President, Chief Legal Counsel, Chief
                                                                                         Compliance Officer and Secretary of Atlas
                                                                                         Securities, Inc., Atlas Advisers, Inc.
                                                                                         and Atlas Funds (October 2001 - October
                                                                                         2004); and Chief Operating Officer and
                                                                                         General Counsel of Matthews International
                                                                                         Capital Management LLC and Vice President
                                                                                         and Secretary of Matthews International
                                                                                         Funds (August 1999 - May 2001).

ROBERT S. NAKA                     Executive Vice President   March 2006 - Present       Executive Vice President and Chief
7337 East Doubletree Ranch Rd.     and Chief Operating                                   Operating Officer, ING Funds Services,
Scottsdale, Arizona 85258          Officer                                               LLC(3) and ING Investments, LLC(2) (March
Age: 43                                                                                  2006 - Present); and Assistant Secretary,
                                   Assistant Secretary        March 2002 - Present       ING Funds Services, LLC(3) (October 2001
                                                                                         - Present). Formerly, Senior Vice
                                                                                         President, ING Investments, LLC(2)
                                                                                         (August 1999 - March 2006).

TODD MODIC                         Senior Vice President,     March 2005 - Present       Senior Vice President, ING Funds
7337 East Doubletree Ranch Rd.     Chief/Principal Financial                             Services, LLC(3) (April 2005 - Present).
                                                                                         Formerly, Vice President, ING Funds
                                                                                         Services, LLC(3) (September 2002 - March
                                                                                         2005); and

                                   POSITION HELD WITH THE     TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S) DURING THE
NAME, ADDRESS AND AGE              COMPANY                    OF TIME SERVED (1)         LAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
Scottsdale, Arizona 85258          Officer and Assistant                                 Director of Financial Reporting, ING
Age: 38                            Secretary                                             Investments, LLC(2) (March 2001- September
                                                                                         2002).

KIMBERLY A. ANDERSON

7337 East Doubletree Ranch Rd.     Senior Vice President      December 2003 - Present    Senior Vice President and Assistant
Scottsdale, Arizona 85258                                                                Secretary, ING Investments, LLC(2)
Age: 42                                                                                  (October 2003 - Present). Formerly, Vice
                                                                                         President and Assistant Secretary, ING
                                                                                         Investments, LLC(2) (January 2001 -
                                                                                         October 2003).

ERNEST J. C'DEBACA                 Senior Vice President      June 2006 - Present        Senior Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                           Services, LLC(3) (April 2006 - Present).
Scottsdale, Arizona 85258                                                                Formerly, Counsel, ING Americas, U.S.
Age: 37                                                                                  Legal Services (January 2004 - March
                                                                                         2006); and Attorney-Adviser, U.S.
                                                                                         Securities and Exchange Commission (May
                                                                                         2001 - December 2003).

ROBERT TERRIS                      Senior Vice President      June 2006 - Present        Senior Vice President of Operations, ING
7337 East Doubletree Ranch Rd.                                                           Funds Services, LLC(3) (May 2006 -
Scottsdale, Arizona 85258                                                                present); Formerly, Vice President of
Age: 36                                                                                  Administration, ING Funds Services, LLC
                                                                                         (September 2001 - May 2006).

ROBYN L. ICHILOV                   Vice President and         March 2002 - Present       Vice President and Treasurer, ING Funds
7337 East Doubletree Ranch Rd.     Treasurer                                             Services, LLC(3) (October 2001 - Present)
Scottsdale, Arizona 85258                                                                and ING Investments, LLC(2) (August 1997
Age: 39                                                                                  - Present).

LAUREN D. BENSINGER                Vice President             March 2003 - Present       Vice President and Chief Compliance
7337 East Doubletree Ranch Rd.                                                           Officer, ING Funds Distributor, LLC(4)
Scottsdale, Arizona 85258                                                                (July 1995 - Present); and Vice President
Age: 52                                                                                  (February 1996 - Present); and Director
                                                                                         of Compliance (October 2004 - Present)
                                                                                         ING Investments, LLC(2). Formerly, Chief
                                                                                         Compliance Officer, ING Investments,
                                                                                         LLC(2) (October 2001 - October 2004).

MARIA M. ANDERSON                  Vice President             September 2004 - Present   Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                           LLC(3) (September 2004 - Present).
Scottsdale, Arizona 85258                                                                Formerly, Assistant Vice President, ING
Age: 48                                                                                  Funds Services, LLC(3) (October 2001 -
                                                                                         September 2004); and Manager of Fund
                                                                                         Accounting and Fund Compliance, ING Funds
                                                                                         Services, LLC(3) (September 1999 -
                                                                                         October 2001).

MARY A. GASTON                     Vice President             March 2005 - Present       Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                           LLC(3) (April 2005 - Present). Formerly,
Scottsdale, Arizona 85258                                                                Assistant Vice President, Financial
Age: 40                                                                                  Reporting, ING Funds Services, LLC(3)
                                                                                         (April 2004 - April 2005); Manager,
                                                                                         Financial Reporting, ING Funds Services,
                                                                                         LLC(3) (August 2002 - April 2004); and
                                                                                         Controller, Z Seven Fund, Inc. and Ziskin
                                                                                         Asset Management, Inc. (January 2000 -
                                                                                         March 2002).

KIMBERLY K. PALMER                 Vice President             March 2006 - Present       Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                           LLC(3) (March 2006 - Present). Formerly,
                                                                                         Assistant Vice President, ING Funds
                                                                                         Services, LLC(3) (August 2004 - March
                                                                                         2006);

                                   POSITION HELD WITH THE     TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(S) DURING THE
NAME, ADDRESS AND AGE              COMPANY                    OF TIME SERVED (1)         LAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
Scottsdale, Arizona 85258                                                                Manager, Registration Statements,
Age: 49                                                                                  ING Funds Services, LLC(3) (May 2003 -
                                                                                         August 2004); Associate Partner, AMVESCAP
                                                                                         PLC (October 2000 - May 2003); and
                                                                                         Director of Federal Filings and Blue Sky
                                                                                         Filings, INVESCO Funds Group, Inc. (March
                                                                                         1994 - May 2003).

SUSAN P. KINENS                    Assistant Vice President   March 2003 - Present       Assistant Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                           Services, LLC(3) (December 2002 -
Scottsdale, Arizona 85258                                                                Present); and has held various other
Age: 29                                                                                  positions with ING Funds Services, LLC(3)
                                                                                         for more than the last five years.

THERESA K. KELETY                  Secretary                  September 2003 - Present   Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                           Services (April 2003 - Present).
Scottsdale, Arizona 85258                                                                Formerly, Senior Associate with Shearman
Age: 43                                                                                  & Sterling (February 2000 - April 2003).

HUEY P. FALGOUT, JR.               Assistant Secretary        September 2003 - Present   Chief Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Rd.                                                           Services (September 2003 - Present).
Scottsdale, Arizona 85258                                                                Formerly, Counsel, ING Americas, U.S.
Age: 42                                                                                  Legal Services (November 2002 - September
                                                                                         2003); and Associate General Counsel, AIG
                                                                                         American General (January 1999 - November
                                                                                         2002).

HEALY A. WEBB                      Assistant Secretary        June 2006 - Present        Managing Paralegal, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                           LLC(3) (May 2006 - Present). Formerly,
Scottsdale, Arizona 85258                                                                Supervisor, ING Funds Services, LLC(3)
Age: 36                                                                                  (August 2005 - May 2006); Project
                                                                                         Manager, ING Funds Services, LLC(3)
                                                                                         (February 2002 - August 2005); and Fund
                                                                                         Administration and Compliance Associate,
                                                                                         Capital Research and Management Company
                                                                                         (August 1998 - January 2002).

(1) The officers hold office until the next annual meeting of Trustees and until their successors shall have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities.

BOARD

     The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board is comprised of experienced executives who oversee the Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

FREQUENCY OF MEETINGS

     The Board currently conducts regular meetings four (4) times a year. The Audit Committee also meets regularly four (4) times per year, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.

COMMITTEES

     The Board has an Audit Committee whose function is to, among other things, meet with the independent registered public accounting firm of each Fund to review the scope of the Funds' audit, its financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O'Dell and Mr. Obermeyer (collectively the "Independent Directors"). Mr. Obermeyer currently serves as Chairperson and Dr. Norgaard currently serves as Vice Chairperson of the Audit Committee. The Audit Committee held four (4) meetings during the fiscal year ended May 31, 2006.

     The Board has established a Contracts Committee whose function is to consider, evaluate and make recommendations to the full Board concerning contractual arrangements with service providers to the Funds and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contracts Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairperson and Dr. DePrince currently serves as Vice Chairperson of the Contracts Committee. The Contracts Committee held six (6) meetings during the fiscal year ended May 31, 2006.

     The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Nominating Committee is willing to consider nominations for vacancies received from shareholders and will assess shareholder nominees in the same manner as it reviews its own nominees. Shareholders wishing to submit a nomination for a director at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund) in writing to the Nominating Committee, c/o the Secretary of the Funds, ING Series Fund, Inc., 7337 Doubletree Ranch Road, Scottsdale, Arizona 85258. Any recommendation made by a shareholder must contain sufficient information for the Nominating Committee to make an assessment of the candidate's suitability for the position of Independent Director. The Nominating Committee held no meetings during the fiscal year ended May 31, 2006.

     The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held no meetings during the fiscal year ended May 31, 2006.

     The Board has established a Compliance Committee for the purposes of (1) providing oversight with respect to compliance by the Funds and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Funds and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws. The Compliance Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. Norgaard currently serves as Chairperson of the Compliance Committee and Mr. O'Dell currently serves as Vice Chairperson. The Compliance Committee meets as needed. The Compliance Committee held four (4) meetings during the fiscal year ended May 31, 2006.

DIRECTOR OWNERSHIP OF SECURITIES

     Set forth in the table below is the dollar range of equity securities owned by each Director for the calendar year ended December 31, 2005.

                              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND AS OF DECEMBER 31, 2006
                 -----------------------------------------------------------------------------------------------
                                          ING                                                           ING
                                        GROWTH       ING       ING INDEX    ING INDEX                 STRATEGIC
                    ING        ING        AND     INDEX PLUS     PLUS         PLUS      ING SMALL    ALLOCATION
NAME OF           BALANCED    GROWTH    INCOME     LARGECAP     MIDCAP      SMALLCAP     COMPANY    CONSERVATIVE
DIRECTOR            FUND       FUND      FUND        FUND        FUND         FUND        FUND          FUND
----------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS

Albert E.                                           Over         Over         Over      $10,000 -
DePrince, Jr.        --          --        --    $100,000(1)  $100,000(1)  $100,000(1)  $50,000(1)       --

Maria T.                                            Over
Fighetti             --          --        --    $100,000(1)      --           --           --           --

Sidney                                             $1,000 -
Koch                 --          --        --      $10,000        --           --           --           --

Edward T.                                           Over       $50,000 -   $50,000 -
O'Dell               --          --        --    $100,000(1)  $100,000(1)  $100,000(1)      --           --

Joseph E.        $10,000 -                                     $10,000 -
Obermeyer        $50,000(1)      --        --        --        $50,000(1)      --           --           --

Corine T.
Norgaard             --          --        --        --           --           --           --           --

INTERESTED
DIRECTORS

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND AS OF DECEMBER 31, 2006
                ---------------------------------------------------------------------
                                                                                          AGGREGATE
                                                                                        DOLLAR RANGE
                                                                                        OF SECURITIES
                                                                                           IN ALL
                                                                                         REGISTERED
                                                                                         INVESTMENT
                                                                                          COMPANIES
                                ING                               ING                    OVERSEEN BY
                             STRATEGIC                         STRATEGIC                 DIRECTOR IN
                             ALLOCATION                        ALLOCATION                 FAMILY OF
NAME OF                        GROWTH                           MODERATE                 INVESTMENT
DIRECTOR                        FUND                              FUND                    COMPANIES
-----------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS

Albert E.                                                                                   Over
DePrince, Jr.                    --                                --                    $100,000(1)

Maria T.                                                                                    Over
Fighetti                         --                                --                    $100,000(1)

Sidney                                                                                    $1,000 -
Koch                             --                                --                     $10,000

Edward T.                                                                                   Over
O'Dell                           --                                --                    $100,000(1)

Joseph E.                                                                                 $50,000 -
Obermeyer                        --                                --                    $100,000(1)

Corine T.                                                                                   Over
Norgaard                         --                                --                     $100,000

INTERESTED
DIRECTORS

J. Scott                       Over        --       Over         Over         Over         Over
Fox                  --      $100,000             $100,000     $100,000     $100,000     $100,000        --

Thomas J.                    $10,000 -              Over       $50,000 -
McInerney (2)        --       $50,000      --     $100,000     $100,000        --           --           --

J. Scott                                     Over
Fox                  --          --        $100,000

Thomas J.                                    Over
McInerney (2)        --          --        $100,000

     (1) Includes the value of shares in which a Director has an indirect interest through a deferred compensation plan.

     (2) Mr. McInerney resigned from the Board on April 28, 2006.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

     Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the Funds' adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the Funds (not including registered investment companies) as of December 31, 2005.

                             NAME OF OWNERS
                            AND RELATIONSHIP                                             VALUE OF      PERCENTAGE OF
     NAME OF DIRECTOR          TO DIRECTOR         COMPANY         TITLE OF CLASS       SECURITIES         CLASS
--------------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.            N/A               N/A                N/A                N/A              N/A
Maria T. Fighetti                  N/A               N/A                N/A                N/A              N/A
Sidney Koch                        N/A               N/A                N/A                N/A              N/A
Corine T. Norgaard                 N/A               N/A                N/A                N/A              N/A
Edward T. O'Dell                   N/A               N/A                N/A                N/A              N/A
Joseph Obermeyer                   N/A               N/A                N/A                N/A              N/A

COMPENSATION OF DIRECTORS

     Each Fund pays each Director who is not an interested person a PRO RATA share, as described below, of: (i) an annual retainer of $60,000; (ii) $7,500 for each in person meeting of the Board; (iii) $7,500 for each Contracts Committee meeting attended in person; (iv) $3,500 per attendance of any Committee meeting (except Contracts Committee) held in conjunction with a meeting of the Board and $5,000 for meetings (except Contracts Committee) not held in conjunction with a meeting of the Board; (v) $2,500 per telephonic meeting; (vi) $35,000 annual fee to the Chairperson of the Contracts Committee, $15,000 annual fee to the Chairperson of both the Audit and Compliance Committees and $5,000 annual fee to the Chairperson of the Nominating Committee (for periods in which the Committee has operated); and (vii) $20,000 annual fee to the Vice Chairperson of the Contracts Committee and $7,500 annual fee to the Vice Chairperson of both the Audit and Compliance Committees. The PRO RATA share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the Funds managed by the adviser for which the Directors serve in common as Directors.

     The following table sets forth information provided by the Funds' adviser regarding compensation of Directors by each Fund and other funds managed by the adviser and its affiliates for the fiscal year ended May 31, 2006. Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from the Funds or any other funds managed by the adviser or its affiliates. None of these Directors were entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                                  ING GROWTH
  NAME OF PERSON      ING BALANCED   ING GROWTH   AND INCOME   ING INDEX PLUS   ING INDEX PLUS
   AND POSITION           FUND          FUND         FUND       LARGECAP FUND     MIDCAP FUND
----------------------------------------------------------------------------------------------
Albert E.
DePrince, Jr.
Director (2)          $      1,727   $    1,138   $    1,104   $        5,435   $        3,719

Maria T. Fighetti
Director(2)           $      1,570   $    1,047   $      999   $        4,947   $        3,386

Sidney Koch
Director              $      1,474   $    1,003   $    1,000   $        4,851   $        3,294

Edward T. O'Dell
Director              $      1,633   $    1,088   $    1,037   $        5,138   $        3,518

Joseph E.
Obermeyer
Director(2)           $      1,656   $    1,101   $    1,047   $        5,195   $        3,563

Corine T. Norgaard
Director              $      1,768   $    1,179   $    1,127   $        5,577   $        3,815

                                                                                                       TOTAL
                                                                                        PENSION OR  COMPENSATION
                                                                                        RETIREMENT    FROM THE
                   ING                   ING         ING         ING                     BENEFITS    FUNDS AND
    NAME OF       INDEX      ING      STRATEGIC   STRATEGIC   STRATEGIC     AGGREGATE   ACCRUED AS   ING MUTUAL
    PERSON         PLUS     SMALL    ALLOCATION   ALLOCATION  ALLOCATION  COMPENSATION   PART OF       FUNDS
      AND        SMALLCAP  COMPANY  CONSERVATIVE    GROWTH     MODERATE     FROM THE       FUND     COMPLEX PAID
   POSITION        FUND     FUND        FUND         FUND        FUND       COMPANY     EXPENSES(1) TO DIRECTORS
----------------------------------------------------------------------------------------------------------------
Albert E
DePrince, Jr.
Director         $  1,520  $ 1,346  $        514  $      999  $    1,152       N/A          N/A     $    178,250(2)

Maria T.
Fighetti
Director         $  1,419  $ 1,224  $        464  $      907  $    1,046       N/A          N/A     $    162,000(2)

Sidney Koch
Director         $  1,327  $ 1,206  $        462  $      890  $    1,035       N/A                  $    158,750

Edward T.
O'Dell
Director         $  1,475  $ 1,271  $        482  $      942       1,086       N/A          N/A     $    168,250(2)

Joseph E.
Obermeyer
Director         $  1,497  $ 1,285  $        487  $      954  $    1,098       N/A          N/A     $    170,125(2)

Corine T.
Norgaard
Director         $  1,597  $ 1,381  $        523  $    1,022  $    1,179       N/A          N/A     $    182,625


     (1) Represents compensation from 39 funds (total in complex as of May 31, 2006).
     (2) Includes amounts deferred pursuant to a Deferred Compensation Plan. During the fiscal year ended May 31, 2006, Ms. Fighetti, Dr. DePrince, Mr. Obermeyer and Mr. O'Dell deferred $30,000.00, $45,349.00, $32,525.00 and $43,875.00, respectively, of their compensation from the Fund Complex.

The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

                                 CODE OF ETHICS

          The Funds, the adviser, the sub-adviser and the Distributor have adopted a code of ethics ("Code of Ethics" or written supervisory procedures) governing personal trading activities of all Directors, Officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Funds that may arise from personal trading of securities that may be purchased or held by the Funds or of the Funds' shares. The Code of Ethics also prohibits short-term trading of a Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds' Compliance Department and to report all transactions on a regular basis. The sub-adviser has adopted its own Code of Ethics to govern the personal trading activities of its personnel.

                             PROXY VOTING PROCEDURES

          The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds' portfolio securities. The proxy voting procedures and guidelines delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the adviser, the Board has also approved the adviser's proxy voting procedures, which require the adviser to vote proxies in accordance with the Funds' proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Funds, including procedures of ING Investments, LLC is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Funds voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

     Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. As of September 1, 2006, no person owned beneficially or of-record more than 25% of the Class A, Class B, Class C, Class I or Class R shares of any of the ING Funds. As of September 1, 2006, Officers and Directors of the Company owned less than 1% of the outstanding shares of any of the Funds, except that the Officers and Directors of the Company as a group owned more than 1% of the outstanding shares of Class I of ING Small Company Fund. As of of that date, to the knowledge of management, no person owned beneficially or of-record more than 5% of the outstanding Class A, Class B, Class C, Class I or Class R shares of the ING Funds.


                             CLASS AND
                              TYPE OF                                             PERCENTAGE OF     PERCENTAGE OF
      NAME OF FUND           OWNERSHIP               NAME AND ADDRESS                 CLASS             FUND
-----------------------------------------------------------------------------------------------------------------
ING Growth and Income         Class A               ING National Trust                 46.9%            27.2%
                                                    ATTN: Gordon Elrod
                                                   151 Farmington Ave.
                                                    Hartford, CT 06101

ING Growth and Income         Class B       MLPF&S for the Sole Benefit of Its          9.8%               1%
                                                        Customers
                                             ATTN: Fund Administration 98362
                                            4800 Deer Lake Dr. East 2nd Floor
                                                  Jacksonville, FL 32246

ING Growth and Income         Class C       MLPF&S for the Sole Benefit of Its         27.1%             0.7%
                                                        Customers
                                             ATTN: Fund Administration 98362
                                            4800 Deer Lake Dr. East 2nd Floor
                                                  Jacksonville, FL 32246

ING Growth and Income         Class I      ING Life Insurance & Annuity Company        14.5%             4.2%
                                                  Central Valuation Unit
                                                 151 Farmington Ave TN41
                                                    Hartford, CT 06156

ING Growth and Income         Class I               ING National Trust                 42.2%            12.2%
                                                    ATTN: Gordon Elrod
                                                   151 Farmington Ave.
                                                    Hartford, CT 06101

                           CLASS AND
                            TYPE OF                                              PERCENTAGE OF   PERCENTAGE OF
    NAME OF FUND           OWNERSHIP               NAME AND ADDRESS                  CLASS            FUND
--------------------------------------------------------------------------------------------------------------
  ING Balanced              Class A       MLPF&S for the Sole Benefit of Its          9.1%             4.2%
                                                      Customers
                                           ATTN: Fund Administration 98362
                                          4800 Deer Lake Dr. East 2nd Floor
                                                Jacksonville, FL 32246

  ING Balanced              Class A               ING National Trust                 39.3%              18%
                                                  ATTN: Gordon Elrod
                                                 151 Farmington Ave.
                                                  Hartford, CT 06155

  ING Balanced              Class A      ING Life Insurance & Annuity Company           7%             3.2%
                                                 151 Farmington Ave.
                                                  Hartford, CT 06156

  ING Balanced              Class B       MLPF&S for the Sole Benefit of Its           12%             2.1%
                                                     Customers
                                           ATTN: Fund Administration 98362
                                          4800 Deer Lake Dr. East 2nd Floor
                                                Jacksonville, FL 32246

  ING Balanced              Class C       MLPF&S for the Sole Benefit of Its         24.2%             1.6%
                                                      Customers
                                              ATTN: Fund Administration
                                          4800 Deer Lake Dr. East 2nd Floor
                                                Jacksonville, FL 32246

  ING Balanced              Class I              ING National Trust                  22.4%             3.7%
                                                  ATTN: Gordon Elrod
                                                 151 Farmington Ave.
                                                  Hartford, CT 06156

  ING Balanced              Class I         Reliastar Life Insurance Co              14.5%             2.4%
                                                      FBO SVUL I
                                            ATTN: Jill Barth Conveyor TN41
                                                 151 Farmington Ave.
                                                  Hartford, CT 06156

ING Small Company           Class A              ING National Trust                  56.7%            43.3%
                                                  ATTN: Gordon Elrod
                                                 151 Farmington Ave.
                                                  Hartford, CT 06101

ING Small Company           Class A      ING Life Insurance & Annuity Company        11.3%             8.7%
                                                 151 Farmington Ave.
                                                  Hartford, CT 06156

ING Small Company           Class B       MLPF&S for the Sole Benefit of Its          7.4%             0.5%
                                                      Customers
                                           ATTN: Fund Administration 97PA3
                                          4800 Deer Lake Dr. East 2nd Floor
                                                Jacksonville, FL 32246

ING Small Company           Class C       MLPF&S for the Sole Benefit of Its           13%             0.5%
                                                      Customers
                                           ATTN: Fund Administration 97262
                                          4800 Deer Lake Dr. East 2nd Floor
                                                Jacksonville, FL 32246

                               CLASS AND
                                TYPE OF                                              PERCENTAGE OF    PERCENTAGE OF
        NAME OF FUND           OWNERSHIP               NAME AND ADDRESS                  CLASS             FUND
-------------------------------------------------------------------------------------------------------------------
    ING Small Company           Class C                     HUBCO                         6.8%             0.2%
                                                         Regions Bank
                                              ATTN: Trust Operations 14th Floor
                                                       P.O. Box 830688
                                                     Birmingham, AL 35283

    ING Small Company           Class I     ING Life Insurance & Annuity Company         41.7%             5.7%
                                                    Central Valuation Unit
                                                   151 Farmington Ave. TN41
                                                      Hartford, CT 06156

    ING Small Company           Class I      Jack D. Kuehler & Carmen A. Kuehler         28.2%             3.8%
                                                        P.O. Box 1622
                                                  Rancho Santa Fe, CA 92067

       ING Growth               Class A               ING National Trust                 54.5%            29.4%
                                                      ATTN: Gordon Elrod
                                                     151 Farmington Ave.
                                                      Hartford, CT 06101

       ING Growth               Class B         Citigroup Global Markets, Inc.             11%             1.3%
                                                 ATTN: Peter Booth, 7th Floor
                                                       333 W. 34th St.
                                                      NewYork, NY 10001

       ING Growth               Class I      ING Life Insurance & Annuity Company        40.8%            12.4%
                                                    Central Valuation Unit
                                                   151 Farmington Ave. TN41
                                                      Hartford, CT 06156

       ING Growth               Class I    AAAA Retirement Fund for Member Agencies        39%            11.9%
                                                             Cust
                                                     FBO Member Agencies
                                                 201 McCullough Dr., Ste. 100
                                                     Charlotte, NC 28262

ING Strategic Allocation        Class A       NWNL Ins. Co. Retirement Plan Div           7.7%             5.2%
      Conservative                               Lifestyle 1 Separate Acct. 3
                                                 C/O Northstar Administrators
                                                ATTN: Jill Barth Conveyor TN41
                                                   151 Farmington, CT 06156

ING Strategic Allocation        Class A               ING National Trust                 67.7%            45.7%
      Conservative                                    ATTN: Gordon Elrod
                                                     151 Farmington Ave.
                                                      Hartford, CT 06101

ING Strategic Allocation        Class A      ING Life Insurance & Annuity Company        17.1%            11.6%
      Conservative                                 151 Farmington Ave. TN41
                                                      Hartford, CT 06156

ING Strategic Allocation        Class B     MLPF&S for the Sole Benefit of Its
      Conservative                                        Customers                      21.2%             2.6%
                                               ATTN: Fund Administration 98362
                                              4800 Deer Lake Dr. East 2nd Floor
                                                    Jacksonville, FL 32246

                               CLASS AND
                                TYPE OF                                              PERCENTAGE OF   PERCENTAGE OF
        NAME OF FUND           OWNERSHIP               NAME AND ADDRESS                  CLASS            FUND
------------------------------------------------------------------------------------------------------------------
ING Strategic Allocation        Class C       MLPF&S for the Sole Benefit of Its         15.7%             0.4%
      Conservative                                        Customers
                                               ATTN: Fund Administration 98362
                                              4800 Deer Lake Dr. East 2nd Floor
                                                    Jacksonville, FL 32246

ING Strategic Allocation        Class C                  NFS LLC FEBO                     5.1%             0.1%
      Conservative                                     Joseph Cerasuolo
                                                      59 Cleveland Ave.
                                                    New Rochelle, NY 10801

ING Strategic Allocation        Class C        UBS Financial Services Inc. FBO            7.4%             0.2%
       Conservative                                   UBS-FINSVC CDN FBO
                                                    Dr. Anthony F. Deluca
                                                        P.O. Box 3321
                                                      1000 Harbor Blvd.
                                                     Weehawken, NJ 07086

ING Strategic Allocation        Class C                  Pershing LLC                    17.8%             0.4%
      Conservative                                      P.O. Box 2052
                                                    Jersey City, NJ 07303

ING Strategic Allocation        Class C                  NFS LLC FEBO                     8.9%             0.2%
      Conservative                                       Maria Aguila
                                                       TOD Irma Mantero
                                                    835 Tamayo Dr. Apt. 5
                                                    Chula Vista, CA 91910

ING Strategic Allocation        Class I      ING Life Insurance & Annuity Company        35.3%             6.3%
      Conservative                                  Central Valuation Unit
                                                     151 Farmington Ave.
                                                      Hartford, CT 06156

ING Strategic Allocation        Class I               ING National Trust                   63%            11.3%
      Conservative                                    ATTN: Gordon Elrod
                                                     151 Farmington Ave.
                                                      Hartford, CT 06101

ING Strategic Allocation        Class A       NWNL Ins. Co. Retirement Plan Div          11.6%               7%
         Growth                                  Lifestyle 1 Separate Acct. 3
                                                 C/O Northstar Administrators
                                                ATTN: Jill Barth Conveyor TN41
                                                   151 Farmington, CT 06156

ING Strategic Allocation        Class A               ING National Trust                 54.6%            32.5%
         Growth                                       ATTN: Gordon Elrod
                                                     151 Farmington Ave.
                                                      Hartford, CT 06156

ING Strategic Allocation        Class A      ING Life Insurance & Annuity Company        20.6%              12%
         Growth                                   ATTN: Valuation Unit-TN41
                                                     151 Farmington Ave.
                                                      Hartford, CT 06156

                               CLASS AND
                                TYPE OF                                              PERCENTAGE OF  PERCENTAGE OF
        NAME OF FUND           OWNERSHIP               NAME AND ADDRESS                  CLASS           FUND
-----------------------------------------------------------------------------------------------------------------
ING Strategic Allocation        Class B       MLPF&S for the Sole Benefit of Its         12.9%           2.3%
         Growth                                           Customers
                                               ATTN: Fund Administration 98362
                                              4800 Deer Lake Dr. East 2nd Floor
                                                    Jacksonville, FL 32246

ING Strategic Allocation        Class C       MLPF&S for the Sole Benefit of Its         17.2%           0.3%
         Growth                                           Customers
                                               ATTN: Fund Administration 98362
                                              4800 Deer Lake Dr. East 2nd Floor
                                                    Jacksonville, FL 32246

ING Strategic Allocation        Class C      Manatee County Nursery Schools Inc.          7.7%           0.1%
         Growth                                         923 26th St. W
                                                     Bradenton, FL 34205

ING Strategic Allocation        Class I    ING Life Insurance & Annuity Company
         Growth                                     Central Valuation Unit               33.2%           6.8%
                                                   151 Farmington Ave. TN41
                                                      Hartford, CT 06156

ING Strategic Allocation        Class I               ING National Trust
         Growth                                       ATTN: Gordon Elrod                 65.7%          13.5%
                                                     151 Farmington Ave.
                                                      Hartford, CT 06156

ING Strategic Allocation        Class A       NWNL Ins. Co. Retirement Plan Div          11.4%           7.5%
        Moderate                                 Lifestyle 1 Separate Acct. 3
                                                 C/O Northstar Administrators
                                                ATTN: Jill Barth Conveyor TN41
                                                   151 Farmington, CT 06156

ING Strategic Allocation        Class A               ING National Trust
        Moderate                                      ATTN: Gordon Elrod                 53.4%          35.1%
                                                     151 Farmington Ave.
                                                      Hartford, CT 06101

ING Strategic Allocation        Class A      ING Life Insurance & Annuity Company          28%          18.4%
        Moderate                                     151 Farmington Ave.
                                                      Hartford, CT 06156

                                              MLPF&S for the Sole Benefit of Its
ING Strategic Allocation        Class B                   Customers                      17.1%             3%
        Moderate                                  ATTN: Fund Administration
                                              4800 Deer Lake Dr. East 3rd Floor
                                                    Jacksonville, FL 32246

ING Strategic Allocation        Class C       MLPF&S for the Sole Benefit of Its           23%           0.4%
        Moderate                                          Customers
                                               ATTN: Fund Administration 98358
                                              4800 Deer Lake Dr. East 2nd Floor
                                                    Jacksonville, FL 32246

ING Strategic Allocation        Class C                  NFS LLC FEBO                     5.8%           0.1%
        Moderate                                    Jessica Sobolik Willey
                                                     211 Burlingame Ave.
                                                     Burlingame, CA 94010

                               CLASS AND
                                TYPE OF                                              PERCENTAGE OF  PERCENTAGE OF
        NAME OF FUND           OWNERSHIP               NAME AND ADDRESS                  CLASS           FUND
-----------------------------------------------------------------------------------------------------------------
ING Strategic Allocation        Class I    ING Life Insurance & Annuity Company
        Moderate                                    Central Valuation Unit                 41%           5.9%
                                                     151 Farmington Ave.
                                                      Hartford, CT 06156

ING Strategic Allocation        Class I               ING National Trust
        Moderate                                      ATTN: Gordon Elrod                 57.2%           8.2%
                                                     151 Farmington Ave.
                                                      Hartford, CT 06155

 ING Index Plus LargeCap        Class A               ING National Trust                 59.1%          29.3%
                                                      ATTN: Gordon Elrod
                                                     151 Farmington Ave.
                                                      Hartford, CT 06101

 ING Index Plus LargeCap        Class A      ING Life Insurance & Annuity Company        11.3%           5.6%
                                                  ATTN: Valuation Unit-TN41
                                                     151 Farmington Ave.
                                                      Hartford, CT 06156

 ING Index Plus LargeCap        Class B         Citigroup Global Markets, Inc.            9.3%           0.7%
                                                 ATTN: Peter Booth, 7th Floor
                                                       333 W. 34th St.
                                                      New York, NY 10001

 ING Index Plus LargeCap        Class B       MLPF&S for the Sole Benefit of Its          7.3%           0.5%
                                                          Customers
                                               ATTN: Fund Administration 98358
                                              4800 Deer Lake Dr. East 2nd Floor
                                                    Jacksonville, FL 32246

 ING Index Plus LargeCap        Class C       MLPF&S for the Sole Benefit of Its          6.2%           0.2%
                                                          Customers
                                               ATTN: Fund Administration 98358
                                              4800 Deer Lake Dr. East 2nd Floor
                                                    Jacksonville, FL 32246

 ING Index Plus LargeCap        Class I      ING Life Insurance & Annuity Company          35%             7%
                                                    Central Valuation Unit
                                                     151 Farmington Ave.
                                                      Hartford, CT 06156

 ING Index Plus LargeCap        Class I               ING National Trust                 14.1%           2.8%
                                                      ATTN: Gordon Elrod
                                                     151 Farmington Ave.
                                                      Hartford, CT 06101

 ING Index Plus LargeCap        Class I               ING National Trust                 31.4%           6.2%
                                                      ATTN: Gordon Elrod
                                                     151 Farmington Ave.
                                                      Hartford, CT 06101

 ING Index Plus LargeCap        Class I             Reliance Trust Company               11.6%           2.3%
                                            FBO ING Americas Deferred Comp Savings
                                                             Plan
                                                   P.O. Box 48529 Ste. 200
                                                      Atlanta, GA 30362

                              CLASS AND
                               TYPE OF                                              PERCENTAGE OF  PERCENTAGE OF
       NAME OF FUND           OWNERSHIP               NAME AND ADDRESS                  CLASS           FUND
----------------------------------------------------------------------------------------------------------------
ING Index Plus LargeCap        Class R               ING National Trust                 39.7%           2.2%
                                                Central Valuation Unit-TN41
                                                    151 Farmington Ave.
                                                     Hartford, CT 06101

ING Index Plus LargeCap        Class R      ING Life Insurance & Annuity Company        56.5%           3.1%
                                                    151 Farmington Ave.
                                                     Hartford, CT 06156

ING Index Plus SmallCap        Class A               ING National Trust                 34.6%            15%
                                                Central Valuation Unit-TN41
                                                    151 Farmington Ave.
                                                     Hartford, CT 06101

ING Index Plus SmallCap        Class A      ING Life Insurance & Annuity Company           7%             3%
                                                 ATTN: Valuation Unit-TN41
                                                    151 Farmington Ave.
                                                     Hartford, CT 06156

ING Index Plus SmallCap        Class B       MLPF&S for the Sole Benefit of Its          8.5%           0.9%
                                                         Customers
                                              ATTN: Fund Administration 97PA3
                                               4800 Deer Lake Dr. East Fl. 2
                                                   Jacksonville, FL 32246

ING Index Plus SmallCap        Class C       MLPF&S for the Sole Benefit of Its          9.6%           0.5%
                                                         Customers
                                              ATTN: Fund Administration 97PA3
                                             4800 Deer Lake Dr. East 2nd Floor
                                                   Jacksonville, FL 32246

ING Index Plus SmallCap        Class I               ING National Trust                 24.2%             2%
                                                     ATTN: Gordon Elrod
                                                    151 Farmington Ave.
                                                     Hartford, CT 06101

ING Index Plus SmallCap        Class I             Reliance Trust Company               66.7%           5.6%
                                           FBO ING Americas Deferred Comp Savings
                                                            Plan
                                                  P.O. Box 48529, Ste. 200
                                                     Atlanta, GA 30362

ING Index Plus SmallCap        Class R               ING National Trust                   69%           5.8%
                                                Central Valuation Unit-TN41
                                                    151 Farmington Ave.
                                                     Hartford, CT 06101

ING Index Plus SmallCap        Class R      ING Life Insurance & Annuity Company        24.8%           2.1%
                                                    151 Farmington Ave.
                                                     Hartford, CT 06156

 ING Index Plus MidCap         Class A           Charles Schwab & Co., Inc.              7.2%           3.8%
                                            Special Custody Acct for Benefit of
                                                         Customers
                                                     ATTN: Mutual Funds
                                                     101 Montgomery St.
                                                  San Francisco, CA 94104

                             CLASS AND
                              TYPE OF                                              PERCENTAGE OF   PERCENTAGE OF
      NAME OF FUND           OWNERSHIP               NAME AND ADDRESS                  CLASS            FUND
----------------------------------------------------------------------------------------------------------------
ING Index Plus MidCap         Class A               ING National Trust                   33%            17.4%
                                               Central Valuation Unit-TN41
                                                   151 Farmington Ave.
                                                    Hartford, CT 06101

ING Index Plus MidCap         Class A      ING Life Insurance & Annuity Company        10.1%             5.3%
                                                ATTN: Valuation Unit-TN41
                                                   151 Farmington Ave.
                                                    Hartford, CT 06156

ING Index Plus MidCap         Class B         Citigroup Global Markets, Inc.           5.28%             0.5%
                                               ATTN: Peter Booth, 7th Floor
                                                     333 W. 34th St.
                                                    New York, NY 10001

ING Index Plus MidCap         Class B       MLPF&S for the Sole Benefit of Its            9%             0.9%
                                                        Customers
                                                ATTN: Fund Administration
                                            4800 Deer Lake Dr. East 3rd Floor
                                                  Jacksonville, FL 32246

ING Index Plus MidCap         Class C         Citigroup Global Markets, Inc.            7.3%             0.4%
                                               ATTN: Peter Booth, 7th Floor
                                                       333 34th St.
                                                    New York, NY 10001

ING Index Plus MidCap         Class C       MLPF&S for the Sole Benefit of Its         11.6%             0.7%
                                                        Customers
                                             ATTN: Fund Administration 97262
                                            4800 Deer Lake Dr. East 2nd Floor
                                                  Jacksonville, FL 32246

ING Index Plus MidCap         Class I      ING Life Insurance & Annuity Company        18.9%             1.3%
                                                ATTN: Valuation Unit-TN41
                                                   151 Farmington Ave.
                                                    Hartford, CT 06156

ING Index Plus MidCap         Class I               ING National Trust                 12.6%             0.9%
                                                    ATTN: Gordon Elrod
                                                   151 Farmington Ave.
                                                    Hartford, CT 06101

ING Index Plus MidCap         Class I             Reliance Trust Company               46.1%             3.3%
                                          FBO ING Americas Deferred Comp Savings
                                                           Plan
                                                      P.O. Box 48529
                                                    Atlanta, GA 30362

ING Index Plus MidCap         Class I         Banco Popular Puerto Rico 401K           17.2%             1.2%
                                                  209 Munoz Rivera Ave.
                                                    San Juan, PR 00918

ING Index Plus MidCap         Class R               ING National Trust                 38.2%             3.5%
                                               Central Valuation Unit-TN41
                                                   151 Farmington Ave.
                                                    Hartford, CT 06101

                             CLASS AND
                              TYPE OF                                              PERCENTAGE OF    PERCENTAGE OF
      NAME OF FUND           OWNERSHIP               NAME AND ADDRESS                  CLASS             FUND
-----------------------------------------------------------------------------------------------------------------
ING Index Plus MidCap         Class R      ING Life Insurance & Annuity Company        42.4%               4%
                                                   151 Farmington Ave.
                                                    Hartford, CT 06156

                                                        Naban & Co
ING Index Plus MidCap         Class R            C/O Merchants Trust Co.               17.3%             1.6%
                                                    200 E. Jackson St.
                                                     Muncie, IN 47305


                                     ADVISER

     The investment adviser for each Fund is ING Investments, LLC ("ING Investments" or "Adviser"), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to other investment advisers. ING Investment Management Co. ("ING IM" or "Sub-Adviser") serves as Sub-Adviser to the Funds, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. The principal executive offices of ING Groep are located at Strawinskylaan 2631, 1077 Amsterdam, P.O. Box 810,1000 AV Amsterdam, the Netherlands.

     On February 26, 2001, the name of the Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, ING IM served as Adviser to all the Funds.

     ING Investments serves pursuant to an investment management agreement ("Investment Advisory Agreement") between ING Investments and the Company, on behalf of the Funds. The Investment Advisory Agreement requires ING Investments to oversee the provision of all investment advisory and portfolio management services for each of the Funds. Pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") ING Investments has delegated certain management responsibilities to ING IM for the Funds. ING Investments oversees the investment management of the ING IM for the Funds.

     The Investment Advisory Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. ING Investments also provides investment research and analysis. The Investment Advisory Agreement provides that ING Investments is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

     After an initial term of two years, the Investment Advisory Agreement and Sub-Advisor Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of a Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of ING

Investments or ING IM by vote cast in person at a meeting called for the purpose of voting on such approval.

     Please see the Funds' annual shareholder report dated May 31, 2006 for information regarding the basis of the Board's approval of the investment advisory and investment sub-advisory relationships.

     The Investment Advisory Agreement may be terminated without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of a Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by ING Investments. The Investment Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

ADVISORY FEES

     ING Investments bears the expense of providing its services and pays the fees of the Sub-Adviser. For its services, each Fund pays ING Investments, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:


FUND                                                        ADVISORY FEE
----                                                        ------------
Balanced                 0.750% on the first $500 million of the Fund's average daily net assets,
                         0.675% on the next $500 million of the Fund's average daily net assets, and
                         0.650% of the Fund's average daily net assets in excess of $1 billion.

Growth                   0.700% on the first $250 million of the Fund's average daily net assets,
                         0.650% on the next $250 million of the Fund's average daily net assets,
                         0.625% on the next $250 million of the Fund's average daily net assets,
                         0.600% on the next $1.25 billion of the Fund's average daily net assets, and
                         0.550% of the Fund's average daily net assets in excess of $2 billion.

Growth and Income        0.700% on the first $250 million of the Fund's average daily net assets,
                         0.650% on the next $250 million of the Fund's average daily net assets,
                         0.625% on the next $250 million of the Fund's average daily net assets,
                         0.600% on the next $1.25 billion of the Fund's average daily net assets, and
                         0.550% of the Fund's average daily net assets in excess of $2 billion.

Index Plus LargeCap      0.450% on the first $500 million of the Fund's average daily net assets,
                         0.425% on the next $250 million of the Fund's average daily net assets,
                         0.400% on the next $1.25 billion of the Fund's average daily net assets, and
                         0.375% of the Fund's average daily net assets in excess of $2 billion.

Index Plus MidCap        0.450% on the first $500 million of the Fund's average daily net assets,
                         0.425% on the next $250 million of the Fund's average daily net assets,
                         0.400% on the next $1.25 billion of the Fund's average daily net assets, and
                         0.375% of the Fund's average daily net assets in excess of $2 billion.

Index Plus SmallCap      0.450% on the first $500 million of the Fund's average daily net assets,
                         0.425% on the next $250 million of the Fund's average daily net assets,
                         0.400% on the next $1.25 billion of the Fund's average daily net assets, and
                         0.375% of the Fund's average daily net assets in excess of $2 billion.

Small Company            0.850% on the first $250 million of the Fund's average daily net assets,
                         0.800% on the next $250 million of the Fund's average daily net assets,
                         0.775% on the next $250 million of the Fund's average daily net assets,
                         0.750% on the next $1.25 billion of the Fund's average daily net assets, and
                         0.725% of the Fund's average daily net assets in excess of $2 billion.

FUND                                                    ADVISORY FEE
----                                                    ------------
Strategic Allocation
Conservative             0.800% on the first $500 million of the Fund's average daily net assets,
                         0.775% on the next $500 million of the Fund's average daily net assets,
                         0.750% on the next $500 million of the Fund's average daily net assets,
                         0.725% on the next $500 million of the Fund's average daily net assets, and
                         0.700% of the Fund's average daily net assets in excess of $2 billion.

Strategic
Allocation Growth        0.800% on the first $500 million of the Fund's average daily net assets,
                         0.775% on the next $500 million of the Fund's average daily net assets,
                         0.750% on the next $500 million of the Fund's average daily net assets,
                         0.725% on the next $500 million of the Fund's average daily net assets, and 0.700% of the Fund's average daily net assets in excess of $2 billion.

Strategic Allocation
Moderate                 0.800% on the first $500 million of the Fund's average daily net assets,
                         0.775% on the next $500 million of the Fund's average daily net assets,
                         0.750% on the next $500 million of the Fund's average daily net assets,
                         0.725% on the next $500 million of the Fund's average daily net assets, and
                         0.700% of the Fund's average daily net assets in excess of $2 billion.


TOTAL ADVISORY FEES PAID BY THE FUNDS

          The following table sets forth the total amounts the Funds paid to ING Investments for the fiscal years ended May 31, 2006, 2005 and 2004:


                                                 MAY 31,
           FUND                   2006             2005            2004
           ----                   ----             ----            ----
Balanced                     $    1,304,597  $    1,027,344  $      993,017
Growth                       $      713,063  $      721,713  $    1,361,337
Growth and Income            $      685,861  $      769,944  $    1,726,315
Index Plus LargeCap          $    2,201,443  $    2,126,710  $    2,120,485
Index Plus MidCap            $    1,567,443  $    1,078,505  $      635,797
Index Plus SmallCap          $      661,056  $      433,482  $      235,352
Small Company                $    1,036,616  $    1,517,305  $    2,831,363
Strategic Allocation
Conservative                 $      373,136  $      350,915  $      404,938
Strategic Allocation Growth  $      748,463  $      600,395  $      589,331
Strategic Allocation
Moderate                     $      844,445  $      767,036  $      757,153


                          EXPENSE LIMITATION AGREEMENTS

          ING Investments has entered into expense limitation agreements with the Funds (except Balanced Fund, Growth Fund and Growth and Income Fund), pursuant to which ING Investments has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, ING Investments will assume other expenses so that the total annual ordinary operating expenses of the Funds which exclude interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of each Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not

"interested persons" (as defined in the 1940 Act) of ING Investments do not exceed the following expense limitations:


FUND                                           CLASS A         CLASS B          CLASS C         CLASS I
----                                           -------         -------          -------         -------
Balanced                                         N/A              N/A             N/A              N/A
Growth                                           N/A              N/A             N/A              N/A
Growth and Income                                N/A              N/A             N/A              N/A
Index Plus LargeCap                             0.95%            1.70%           1.45%            0.70%
Index Plus MidCap                               1.00%            1.75%           1.50%            0.75%
Index Plus SmallCap                             1.00%            1.75%           1.50%            0.75%
Small Company                                   1.50%            2.25%           2.25%            1.25%
Strategic Allocation Conservative               1.15%            1.90%           1.90%            0.90%
Strategic Allocation Growth                     1.25%            2.00%           2.00%            1.00%
Strategic Allocation Moderate                   1.20%            1.95%           1.95%            0.95%


          Each Fund set forth above may at a later date reimburse ING Investments for management fees waived and other expenses assumed by ING Investments during the previous thirty-six (36) months, but only if, after such reimbursement, a Fund's expense ratio does not exceed the percentage described above. ING Investments will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

          The expense limitation agreements provide that these expense limitations shall continue until October 1, 2007. The expense limitations are contractual and will automatically renew for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement to the lead Independent Director of the Company within ninety (90) days prior to the end of the then-current term or upon termination of the Investment Advisory Agreement. The expense limitation agreements may also be terminated by the Company, without payment of any penalty, upon ninety (90) days' prior written notice to ING Investments at its principal place of business.

                                   SUB-ADVISER

          The Investment Advisory Agreement for each of the Funds provides that ING Investments, with the approval of the Board, may select and employ investment advisers to serve as sub-advisers for any of the Funds, and shall monitor the sub-adviser's investment programs and results, and coordinate the investment activities of the sub-adviser to ensure compliance with regulatory restrictions. ING Investments pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to the ING IM, executive salaries and expenses of the Directors and Officers of the Company who are employees of ING Investments or its affiliates. ING IM pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

          Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, shareholder servicing agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value ("NAV"); taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of disposition or offering any of the portfolio securities held by a Fund; expenses of printing and distributing annual and semi-annual shareholder reports, notices and proxy materials to existing shareholders; expenses of printing and filing annual and semi-annual shareholder reports and other documents filed with governmental agencies; expenses of annual and special shareholder and director meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Company who are not employees of ING

Investments or the ING IM, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

          The Sub-Advisory Agreement may be terminated without payment of any penalties by ING Investments, the Board, on behalf of each Fund, or the shareholders of such Fund upon 60 days' prior written notice. Otherwise, after an initial term, the Sub-Advisory Agreement will remain in effect from year to year, subject to the annual approval of the Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund, who are not parties to the sub-advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party.

          ING Growth and Income Fund and ING Investments have received an exemptive order from the SEC that allows ING Investments to enter into a new Sub-Advisory Agreement on behalf of the Fund and to make material changes on behalf of the Fund to the Sub-Advisory Agreement with the approval of ING Growth and Income Fund's Board, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Board (including a majority of the Board's disinterested Directors) of ING Growth and Income Fund must approve a new or amended sub-advisory agreement with the sub-adviser. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders within ninety (90) days of the change. ING Investments remains responsible for providing general management services to ING Growth and Income Fund, including overall supervisory responsibility for the general management services to ING Growth and Income Fund, including overall supervisory responsibility for the general management and investment of ING Growth and Income Fund's assets, and, subject to the review and approval of the Board, will among other things: (i) set ING Growth and Income Fund's overall investment strategies; (ii) evaluate, select and recommend sub-adviser to manage all or part of ING Growth and Income Fund's assets; (iii) when appropriate, allocate and reallocate ING Growth and Income Fund's assets among multiple sub-advisers;
(iv) monitor and evaluate the investment performance of the sub-adviser and (v) implement procedures reasonably designed to ensure that the sub-adviser complies with ING Growth and Income Fund's investment objectives, policies and restrictions.

          Effective on or about August 14, 2006 ING Investments entered into an interim sub-advisory agreement ("Interim Agreement") with ING IM on behalf of ING Growth and Income Fund replacing Wellington Management Company, LLP ("Wellington Management"), the former sub-adviser to the Fund. The Interim Agreement was entered into in accordance with Rule 15a-4 under the 1940 Act, which permits an investment adviser to enter into interim sub-advisory arrangements with a sub-adviser, prior to shareholder approval, provided that the conditions of Rule 15a-4 are met. Rule 15a-4 requires, among other things, that the interim contract have a duration of no greater than 150 days following the date on which the previous contract was terminated, and that the compensation to be received under the interim contract is no greater than that payable under the previous agreement. The Interim Agreement provides for compensation to be paid to ING IM that is lower than the compensation that had been payable to Wellington Management under the previous sub-advisory agreement and will terminate automatically as of January 11, 2007, or on such earlier date on which ING Investments enters into the new sub-advisory agreement with ING IM, provided that, in the latter case, the proposal has been approved by shareholders.

          Pursuant to the Sub-Advisory Agreement between ING Investments and ING IM, ING IM acts as Sub-Adviser to the Funds. In this capacity, ING IM, subject to the supervision and control of ING Investments and the Board, on behalf of the Funds, manages the Funds' portfolio investments consistently with the Funds' investment objective, and executes any of the Funds' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by ING Investments. ING IM's principal address is 230 Park Avenue, New York, New York 10169. ING IM is an affiliate of ING Investments and an indirect, wholly-owned subsidiary of ING Groep .

          The Sub-Advisory Agreement may be terminated without payment of any penalties by the Adviser, the Directors, on behalf of a Fund, or the shareholders of a Fund upon 60 days prior written notice.

SUB-ADVISORY FEES

          As compensation to ING IM for its services, ING Investments pays ING IM a monthly fee in arrears equal to the following as a percentage of a Fund's average daily net assets managed during the month:


FUND                                                 SUB-ADVISORY FEE
----                                                 ----------------
Balanced                  0.338% on the first $500 million of the Fund's average daily net assets,
                          0.304% on the next $500 million of the Fund's average daily net assets, and
                          0.293% of the Fund's average daily net assets in excess of $1 billion.

Growth                    0.315% on the first $250 million of the Fund's average daily net assets,
                          0.293% on the next $250 million of the Fund's average daily net assets,
                          0.281% on the next $250 million of the Fund's average daily net assets,
                          0.270% on the next $1.25 billion of the Fund's average daily net assets, and
                          0.248% of the Fund's average daily net assets in excess of $2 billion.

Growth and Income         0.3150% on the first $250 million of the Fund's average daily net assets,
                          0.2925% on the next $250 million of the Fund's average daily net assets,
                          0.2813% on the next $250 million of the Fund's average daily net assets,
                          0.2700% on the next $1.25 billion of the Fund's average daily net assets, and
                          0.2475% of the Fund's average daily net assets in excess of $2 billion.

Index Plus LargeCap       0.203% on the first $500 million of the Fund's average daily net assets,
                          0.191% on the next $250 million of the Fund's average daily net assets,
                          0.180% on the next $1.25 billion of the Fund's average daily net assets, and
                          0.169% of the Fund's average daily net assets in excess of $2 billion.

Index Plus MidCap         0.203% on the first $500 million of the Fund's average daily net assets,
                          0.191% on the next $250 million of the Fund's average daily net assets,
                          0.180% on the next $1.25 billion of the Fund's average daily net assets, and
                          0.169% of the Fund's average daily net assets in excess of $2 billion.

Index Plus SmallCap       0.203% on the first $500 million of the Fund's average daily net assets,
                          0.191% on the next $250 million of the Fund's average daily net assets,
                          0.180% on the next $1.25 billion of the Fund's average daily net assets, and
                          0.169% of the Fund's average daily net assets in excess of $2 billion.

Small Company             0.383% on the first $250 million of the Fund's average daily net assets,
                          0.360% on the next $250 million of the Fund's average daily net assets,
                          0.349% on the next $250 million of the Fund's average daily net assets,
                          0.338% on the next $1.25 billion of the Fund's average daily net assets, and
                          0.326% of the Fund's average daily net assets in excess of $2 billion.

Strategic Allocation
Conservative              0.360% on the first $500 million of the Fund's average daily net assets,
                          0.349% on the next $500 million of the Fund's average daily net assets,
                          0.338% on the next $500 million of the Fund's average daily net assets,
                          0.326% on the next $500 million of the Fund's average daily net assets, and
                          0.315% of the Fund's average daily net assets in excess of $2 billion.

Strategic Allocation
Growth                    0.360% on the first $500 million of the Fund's average daily net assets,
                          0.349% on the next $500 million of the Fund's average daily net assets,
                          0.338% on the next $500 million of the Fund's average daily net assets,

FUND                                                 SUB-ADVISORY FEE
----                                                 ----------------
                          0.326% on the next $500 million of the Fund's average daily net assets, and
                          0.315% of the Fund's average daily net assets in excess of $2 billion.

Strategic Allocation
Moderate                  0.360% on the first $500 million of the Fund's average daily net assets,
                          0.349% on the next $500 million of the Fund's average daily net assets,
                          0.338% on the next $500 million of the Fund's average daily net assets,
                          0.326% on the next $500 million of the Fund's average daily net assets, and
                          0.315% of the Fund's average daily net assets in excess of $2 billion.


SUB-ADVISORY FEES PAID

          During the fiscal years ended May 31, 2006, 2005 and 2004, ING Investments paid ING IM the following fees respectively:


                                                                     MAY 31,
              FUND                                2006                2005                 2004
                                                  ----                ----                 ----
ING Balanced                                   $ 589,070           $ 462,304           $   446,858
ING Growth                                     $ 320,878           $ 324,770           $   612,602
ING Index Plus LargeCap                        $ 990,649           $ 957,017           $   792,880
ING Index Plus MidCap                          $ 705,350           $ 485,327           $   954,241
ING Index Plus SmallCap                        $ 297,475           $ 195,067           $   286,109
ING Small Company                              $ 466,477           $ 710,595           $ 1,583,029
ING Strategic Allocation Conservative          $ 167,911           $ 157,911           $   340,719
ING Strategic Allocation Growth                $ 336,808           $ 270,177           $   105,908
ING Strategic Allocation Moderate              $ 380,000           $ 345,211           $   265,199


          For the fiscal years ended May 31, 2006, 2005 and 2004 ING Investments paid Wellington Management, in its capacity as Sub-Adviser to ING Growth and Income, $389,562, $429,975 and $209,359, respectively, for sub-advisory fees. ING IM was the sub-adviser to ING Growth and Income Fund through February 29, 2004. Effective March 1, 2004, Wellington Management became the sub-adviser to ING Growth and Income Fund. For the period June 1, 2003 through February 29, 2004, ING Investments paid ING IM, in its capacity as Sub-Adviser to ING Growth and Income, $792,880.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of May 31, 2006.

                             REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                                 COMPANIES                        VEHICLES                      OTHER ACCTS
                       -----------------------------------------------------------------------------------------------
                           NUMBER                          NUMBER                          NUMBER
    PORTFOLIO                OF                              OF                              OF
     MANAGER              ACCOUNTS      TOTAL ASSETS      ACCOUNTS      TOTAL ASSETS      ACCOUNTS      TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------------
Omar Aguilar, Ph.D.          44        $ 6,980,708,124        9        $ 1,159,005,574       33        $ 4,923,923,636

Joseph Basset, CFA            4        $   986,258,364        0                    N/A        0                    N/A

Kenneth Bragdon               2        $   273,566,201        4        $   597,941,817       41        $ 1,868,809,131

Christopher F. Corapi         4        $ 3,173,797,888        0                    N/A        3        $    23,059,411

Vincent Costa                 6        $ 5,265,666,729        9        $ 1,159,005,574       33        $ 4,923,923,636

Douglas Cote (1)             44        $ 6,980,708,124        9        $ 1,159,005,574       16        $ 2,315,264,535

Mary Ann Fernandez           41        $ 6,088,393,149        0                    N/A        0                    N/A

Brian Gendreau, Ph.D.        41        $ 6,088,393,149        0                    N/A        0                    N/A

James Kauffmann(2)           46        $ 6,736,375,757       18        $ 2,456,397,089       32        $ 9,127,128,104

Scott Lewis                   2        $   558,293,124        2        $   103,031,798        1        $    45,446,408

Steve Salopek                 4        $   986,258,364        0                    N/A        0                    N/A

Richard Welsh                 4        $   721,692,338        4            597,941,817       41        $ 1,868,809,131


(1) 4 of these accounts with total assets of $791,488,212 have advisory fees that are also based on the performance of the accounts.
(2) 1 of these accounts with total assets of $309,979,844 has an advisory fee that is also based on the performance of the account.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

          A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

          A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

          A portfolio manager may also manage accounts whose objectives and policies differ from that of the portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for Fund. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

          A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

          As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

          Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.

COMPENSATION

          For Omar Aguilar, Joseph Basset, Kenneth Bragdon, Christopher F. Corapi, Vincent Costa, Steve Salopek, Douglas Cote, Mary Ann Fernandez, Brian Gendreau, James B. Kauffman, Scott Lewis and Richard Welsh, the portfolio managers (each a "Portfolio Manager" and collectively the "Portfolio Managers") for the Funds, compensation consists of (a) fixed base salary; (b) bonus which is based on ING Investment Management (ING IM) performance, 3 and 5 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

          The Portfolio Managers for the Funds are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices (the S&P 500(R) Index and LBAB Index for Mr. Aguilar, Mr. Kauffmann and Ms. Fernandez as Portfolio Managers for ING Balanced Fund; the Russell 1000(R) Growth Index for Mr. Bragdon and Mr. Welsh as Portfolio Managers for ING Growth Fund; the S&P 500(R) Index for Mr. Corapi and Mr. Lewis as Portfolio Managers for ING Growth and Income Fund; S&P 500(R) Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index for Mr. Aguilar, Mr. Costa and Mr. Cote as Portfolio Managers for ING Index Plus LargeCap, ING Plus MidCap and ING Index Plus SmallCap Funds; the Russell 2000(R) Index for Mr. Basset and Mr. Salopek as Portfolio Managers for ING Small Company Fund; the Strategic Allocation Moderate Composite, the Strategic Allocation Growth Composite and the Strategic Allocation Conservative Composite for Ms. Fernandez and Mr. Gendreau as Portfolio Managers for the ING Strategic Allocation Conservative, ING Strategic Allocation Growth and the ING Strategic Allocation Moderate Funds, respectively (these composites are comprised of the Russell 3000(R) Index, MSCI EAFE(R) Index and the LBAB Index)) and where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards measure investment performance versus peer groups over one- and three-year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) for all accounts managed by each team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

          Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

          Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

          Portfolio Managers whose fixed base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Funds owned by each team member as of May 31, 2006, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

                                         DOLLAR RANGE OF FUND SHARES
         PORTFOLIO MANAGER                          OWNED
         -----------------               ---------------------------
Omar Aguilar, Ph.D.                              $1- $10,000(1)
Joseph Basset, CFA                                   None
Kenneth Bragdon                                      None
Christopher F. Corapi                                None
Vincent Costa                                        None
Douglas Cote                                   $10,001- $50,000(2)
Mary Ann Fernandez                                   None
Brian Gendreau, Ph.D.                                None
James Kauffmann                                      None
Scott Lewis                                          None
Steve Salopek                                        None
Richard Welsh                                        None

(1) Represents shares held in ING Index Plus LargeCap Fund.

(2) Represents shares held in ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund.

                               RULE 12(b)-1 PLANS

          Fund shares are distributed by the Distributor. With respect to Class A shares of the Funds, the Distributor is paid an annual fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under the Distribution and Shareholder Services Plans adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan"). With respect to Class B shares of the Funds, the Distributor is paid an annual fee at the rate of 1% of the value of average daily net assets attributable to those shares under the Rule 12b-1 Plan. With respect to Class C shares of the Funds (except Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap), the Distributor is paid an annual fee at the rate of 1%, and an annual fee at the rate of 0.75% for Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap, of the value of average daily net assets attributable to those shares under the Rule 12b-1 Plan. With respect to Class R shares of the Funds, the Distributor is paid an annual fee at the rate of 0.50% of the value of average daily net assets attributable to those shares under the Rule 12b-1 Plan. The Funds do not have a distribution plan for Class I shares. The fee for a specific class may be used to pay securities dealers (which may include the principal underwriter itself) and other financial institutions and organizations for servicing shareholder accounts. To the extent not used for servicing shareholder accounts, the fee may be paid to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons to obtain various distribution and/or administrative services for the Funds; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. The Distributor may re-allow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates. Payments under the Rule 12b-1 Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

          The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Rule 12b-1 Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Rule 12b-1 Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

          The Rule 12b-1 Plans continue from year to year from their inception dates, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Rule 12b-1 Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval. All amendments to the Rule 12b-1 Plans must be approved by the Board in the manner described above for annual renewals. The Rule 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Rule 12b-1 Plans. All persons who are under common control with the Funds could be deemed to have a financial interest in the Rule 12b-1 Plans. No other interested person of the Funds has a financial interest in the Rule 12b-1 Plans.

          In approving the Rule 12b-1 Plans, the Board considered all the features of the distribution system, including (1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, (2) the services provided to the Funds and its shareholders by the Distributor, and (3) the Distributor's shareholder distribution-related expenses and costs.

          ING Investments, the Sub-Adviser or their affiliates may make payments to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) and the selling broker-dealer.

          Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Funds paid to the Distributor for the year ended May 31, 2006 were as follows:

        DISTRIBUTION EXPENSES            CLASS A      CLASS B      CLASS C      CLASS I      CLASS R
        ---------------------            -------      -------      -------      -------      -------
BALANCED
Advertising                            $       797  $       202  $        73  $       107          N/A
Printing                               $    15,142  $     3,830  $     1,387  $     2,029          N/A
Salaries & Commissions                 $    68,159  $    13,356  $     5,134  $     6,769          N/A
Broker Servicing                       $   214,557  $    73,674  $    91,758  $     2,930          N/A
Miscellaneous                          $    16,640  $    11,651  $     8,989  $       992          N/A
Total                                  $   315,295  $   102,713  $   107,341  $    12,827          N/A

GROWTH
Advertising                            $       470  $        42  $        22  $       107          N/A
Printing                               $     8,930  $       802  $       418  $     2,029          N/A
Salaries & Commissions                 $    39,740  $     3,127  $     1,869  $     6,769          N/A
Broker Servicing                       $   141,084  $    18,903  $    21,672  $     2,930          N/A
Miscellaneous                          $     6,507  $     2,923  $     3,083  $       936          N/A
Total                                  $   196,731  $    25,797  $    27,064  $    12,771          N/A

GROWTH AND INCOME
Advertising                            $       469  $        43  $        22  $       107          N/A
Printing                               $     8,905  $       823  $       422  $     2,029          N/A
Salaries & Commissions                 $    40,694  $     3,079  $     1,999  $     6,769          N/A
Broker Servicing                       $   141,959  $    21,577  $    18,015  $     2,930          N/A
Miscellaneous                          $    12,632  $     3,909  $     4,441  $       948          N/A
Total                                  $   204,659  $    29,431  $    24,899  $    12,783          N/A

INDEX PLUS LARGECAP
Advertising                            $     2,272  $       246  $       134  $       107  $       423
Printing                               $    43,163  $     4,673  $     2,546  $     2,029  $     8,029
Salaries & Commissions                 $   191,054  $    16,773  $    10,709  $     6,769  $    43,033
Broker Servicing                       $   639,433  $    95,781  $   115,740  $     2,930  $   114,715

        DISTRIBUTION EXPENSES            CLASS A      CLASS B      CLASS C      CLASS I      CLASS R
        ---------------------            -------      -------      -------      -------      -------
Miscellaneous                          $    43,082  $    14,564  $    16,316  $     6,789  $     3,748
Total                                  $   919,004  $   132,037  $   145,445  $    18,624  $   169,948

INDEX PLUS MIDCAP
Advertising                            $     2,568  $       294  $       273  $       107  $       562
Printing                               $    48,789  $     5,583  $     5,189  $     2,029  $    10,684
Salaries & Commissions                 $   253,584  $    22,099  $    26,934  $     6,769  $    65,346
Broker Servicing                       $   461,892  $    79,714  $   114,979  $     2,930  $   119,475
Miscellaneous                          $   141,902  $    15,266  $    43,139  $     7,409  $     9,112
Total                                  $   908,735  $   122,956  $   190,515  $    19,244  $   205,179

INDEX PLUS SMALLCAP
Advertising                            $     1,092  $       161  $       115  $       107  $       237
Printing                               $    20,742  $     3,067  $     2,176  $     2,029  $     4,512
Salaries & Commissions                 $   114,661  $    11,788  $    11,776  $     6,769  $    31,985
Broker Servicing                       $   167,391  $    41,430  $    41,541  $     2,930  $    36,518
Miscellaneous                          $    41,248  $     8,605  $    18,786  $     6,339  $     1,973
Total                                  $   345,134  $    65,051  $    74,394  $    18,174  $    75,225

SMALL COMPANY
Advertising                            $       965  $        45  $        40  $       107          N/A
Printing                               $    18,335  $       846  $       767  $     2,029          N/A
Salaries & Commissions                 $    92,515  $     3,078  $     3,625  $     6,769          N/A
Broker Servicing                       $   237,050  $    18,478  $    35,725  $     2,930          N/A
Miscellaneous                          $    22,371  $     3,502  $     5,646  $     1,079          N/A
Total                                  $   371,236  $    25,949  $    45,803  $    12,914          N/A

STRATEGIC ALLOCATION CONSERVATIVE
Advertising                            $       482  $        40  $        12  $       107          N/A
Printing                               $     9,149  $       763  $       237  $     2,029          N/A
Salaries & Commissions                 $    46,100  $     3,188  $     1,275  $     6,769          N/A
Broker Servicing                       $    85,435  $     9,753  $     4,930  $     2,930          N/A
Miscellaneous                          $     5,474  $     1,979  $     2,048  $       849          N/A
Total                                  $   146,640  $    15,723  $     8,502  $    12,684          N/A

STRATEGIC ALLOCATION GROWTH
Advertising                            $       458  $        63  $        13  $       107          N/A
Printing                               $     8,703  $     1,201  $       246  $     2,029          N/A
Salaries & Commissions                 $    56,215  $     5,762  $     1,780  $     6,769          N/A
Broker Servicing                       $   125,730  $    29,134  $     9,345  $     2,930          N/A
Miscellaneous                          $     9,820  $     5,050  $     4,389  $       849          N/A
Total                                  $   200,926  $    41,210  $    15,773  $    12,684          N/A

STRATEGIC ALLOCATION MODERATE
Advertising                            $       868  $        97  $        17  $       107          N/A
Printing                               $    16,493  $     1,844  $       317  $     2,029          N/A
Salaries & Commissions                 $    93,796  $     7,265  $     1,992  $     6,769          N/A
Broker Servicing                       $   166,744  $    34,276  $     8,382  $     2,930          N/A
Miscellaneous                          $     9,909  $     4,569  $     3,844  $       866          N/A
Total                                  $   287,810  $    48,051  $    14,552  $    12,701          N/A

                                  ADMINISTRATOR

          ING Funds Services, LLC ("Administrator") serves as administrator for each of the Funds pursuant to an Administration Agreement with the Company. The Administrator is an affiliate of ING Investments. The address of the Administrator is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by ING Investments under the Investment Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the custodian for the Funds under the Custodian Agreement, the transfer agent for the Funds under the Transfer Agency Agreement, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring ING Investments for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds.

          The Administration Agreement may be cancelled by the Board, without payment of any penalty, by a vote of a majority of the Directors upon sixty (60) days' written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the Company.

ADMINISTRATIVE FEES PAID

          For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.08% of the Fund's average daily net assets.

          During the fiscal years ended May 31, 2006, 2005 and 2004, the Funds paid the Administrator the following total administrative services fees:

                                                                 MAY 31,
                         FUND                        2006         2005         2004
                                                     ----         ----         ----
          Balanced                               $   135,341  $   102,735  $    99,302
          Growth                                 $    81,494  $    82,482  $   155,582
          Growth and Income                      $    78,385  $    87,994  $   197,445
          Index Plus LargeCap                    $   391,582  $   378,084  $   377,351
          Index Plus MidCap                      $   278,658  $   191,736  $   113,031
          Index Plus SmallCap                    $   117,522  $    77,064  $    41,840
          Small Company                          $    97,564  $   142,958  $   270,672
          Strategic Allocation Conservative      $    37,314  $    35,092  $    40,494
          Strategic Allocation Growth            $    74,847  $    60,040  $    58,933
          Strategic Allocation Moderate          $    84,445  $    76,714  $    75,716

                                    CUSTODIAN

          The Bank of New York, One Wall Street, New York, New York, 10286, serves as custodian of the Funds. The custodian does not participate in determining the investment policies of a Fund or in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., The Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                  LEGAL COUNSEL

          Legal matters for the Company are passed upon by Goodwin Procter LLP, Exchange Place, Boston, MA, 02109.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          KPMG LLP serves as the independent registered public accounting firm for the Funds. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston Massachusetts 02110.

                                 TRANSFER AGENT

DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer agent and dividend-paying agent to the Funds.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

          Subject to the supervision of the Board, ING IM is responsible for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions on those trades. It is ING IM's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position). ING IM research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

          ING IM receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services may include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. ING IM considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of ING IM, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker. In those instances where it is reasonably determined that more than one broker can offer the services needed to obtain the most favorable execution available, ING IM may also take into account the quality of research and related services by executing brokers and make a good faith determination that the brokerage commissions paid by the Fund is reasonable in light of the research and other products and services the brokerage provides. Research services furnished by brokers through whom the Funds effect securities transactions may be used by ING IM in servicing all of its accounts; not all such services will be used by ING IM to benefit the Funds. ING Investments or ING IM may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Funds. Under these programs, the participating broker-dealers will return to the Funds a portion of the brokerage commissions (in the form of a credit to the Funds) paid to the broker-dealers to pay certain expenses of the Funds. These commission recapture payments benefits the Funds, and not ING Investments or ING IM.

          Consistent with federal law, ING IM may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of ING IM as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect ING IM's opinions as to which services and which means of payment are in the long-term best interests of their clients.

          ING IM may buy or sell the same security at or about the same time for a Fund and another advisory client of ING IM, including clients in which affiliates of ING IM has an interest. ING IM normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold (or based on equity assets under management for purchase of IPOs). In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

          For the fiscal years ended May 31, 2006, 2005 and 2004, brokerage commissions were paid as follows:

          FUND                                           2006           2005           2004
          ----                                       ------------   ------------   ------------
          ING Balanced                               $    382,577   $    181,302   $    218,361
          ING Growth                                 $    311,299   $    405,556   $    785,468
          ING Growth and Income                      $     32,804   $     55,879   $  1,315,737
          ING Index Plus LargeCap                    $    795,780   $    370,025   $    417,998
          ING Index Plus MidCap                      $    466,609   $    308,596   $    281,189
          ING Index Plus SmallCap                    $    189,465   $    133,039   $    138,776
          ING Small Company                          $    323,157   $    539,636   $  1,703,800
          ING Strategic Allocation Conservative      $     75,309   $     54,384   $     68,493
          ING Strategic Allocation Growth            $    254,933   $    165,391   $    192,735
          ING Strategic Allocation Moderate          $    239,196   $    163,716   $    189,387

          For the fiscal years ended May 31, 2006, 2005 and 2004, brokerage commissions in the amounts listed below were paid to firms that also provided research, statistical, or other services to the Adviser:

          FUND                                           2006           2005           2004
          ----                                       ------------   ------------   ------------
          ING Balanced                               $     94,745   $     28,816   $      1,509
          ING Growth                                 $     31,091   $    148,801   $    219,499
          ING Growth and Income                      $      1,418            N/A            N/A
          ING Index Plus LargeCap                    $    149,576   $    234,971   $     52,907
          ING Index Plus MidCap                      $     32,714   $        973   $     21,494
          ING Index Plus SmallCap                    $         40            N/A   $    273,454
          ING Small Company                          $     15,257   $     45,429   $    129,277
          ING Strategic Allocation Conservative      $     14,264   $      6,610   $      6,914
          ING Strategic Allocation Growth            $     49,585   $     21,329   $     16,578
          ING Strategic Allocation Moderate          $     47,689   $     20,965   $     16,951

          During the fiscal years ended May 31, 2006, 2005 and 2004, none of the Funds used affiliated brokers to execute portfolio transactions.

          During the fiscal year ended May 31, 2006, the following Funds acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents. The holdings of securities of such brokers and dealers were as follows as of fiscal year ended May 31, 2006:


                                                                                                 MARKET
          FUND                                      SECURITY DESCRIPTION                         VALUE
          ----                                      --------------------                         ------
          ING Balanced                              Bank of America Corp.                     $  4,471,592
                                                    Bear Stearns and Cos, Inc                 $    909,665
                                                    Citigroup, Inc.                           $  2,588,595
                                                    Goldman Sachs Group, Inc.                 $  1,335,908
                                                    JPMorgan Chase & Co.                      $  1,742,447
                                                    Lehman Brothers Holdings, Inc.            $  1,322,947
                                                    Merrill Lynch & Co.                       $    806,646
                                                    Morgan Stanley                            $  1,525,490

          ING Growth                                Goldman Sachs Group, Inc.                 $    875,510
                                                    Merrill Lynch & Co.                       $  1,267,175

          ING Growth and Income                     Bank of America Corp.                     $  4,763,576
                                                    UBS AG                                    $  1,313,352
                                                    Citigroup, Inc.                           $  3,646,968
                                                    JPMorgan Chase & Co.                      $  2,132,000
                                                    Merrill Lynch & Co.                       $  2,132,475

          ING Index Plus LargeCap                   Bank of America Corp                      $  7,995,390
                                                    Bear Stearns                              $  2,527,875
                                                    Goldman Sachs                             $  5,358,725
                                                    JPMorgan Chase & Co.                      $  5,283,096
                                                    Lehman Brothers                           $  3,656,889
                                                    Merrill Lynch & Co., Inc.                 $  2,349,705
                                                    Morgan Stanley                            $  5,267,427
                                                    Prudential Bache Securities, Inc.         $  3,879,843

          ING Index Plus MidCap                     Jefferies Group, Inc.                     $    945,563

          ING Index Plus SmallCap                   Investment Technologies Group, Inc.       $    855,515
                                                    Piper Jaffray, Inc.                       $    568,787

          ING Strategic Allocation Conservative     Bank of America Corp.                     $    444,261
                                                    Barclays Bank                             $     35,755
                                                    Bear Stearns                              $     80,250
                                                    BNP Paribas                               $     98,358
                                                    Citigroup Inc.                            $    346,882
                                                    Credit Suisse First Boston Corp.          $    429,891
                                                    Deutsche Bank                             $     35,709

                                                                                                 MARKET
          FUND                                      SECURITY DESCRIPTION                         VALUE
          ----                                      --------------------                         ------
                                                    Goldman Sachs                             $    196,235
                                                    HSBC Bank                                 $    119,650
                                                    Investment Technology Group               $      1,892
                                                    JPMorgan Chase & Co.                      $    400,777
                                                    Lehman Brothers                           $     82,547
                                                    Merrill Lynch                             $    227,481
                                                    Morgan Stanley                            $    185,418
                                                    Prudential Financial, Inc.                $    131,740
                                                    UBS AG                                    $     54,553
                                                    Wachovia                                  $    184,633

          ING Strategic Allocation Growth           Bank of America Corp.                     $  1,662,289
                                                    Barclays Bank PLC                         $     17,620
                                                    Bear Stearns Cos., Inc.                   $    329,652
                                                    BNP Paribas                               $    273,627
                                                    Citigroup, Inc.                           $  1,099,638
                                                    Credit Suisse First Boston Corp.          $    129,146
                                                    Deutsche Bank AG                          $    178,659
                                                    Goldman Sachs Group, Inc.                 $    649,085
                                                    HSBC Bank PLC                             $     51,250
                                                    Investment Technology Group               $     20,339
                                                    JPMorgan Chase & Co.                      $    732,325
                                                    Lehman Brothers Holdings, Inc.            $    439,616
                                                    Merrill Lynch & Co., Inc.                 $    377,307
                                                    Morgan Stanley                            $    738,422
                                                    Raymond James Financial, Inc.             $     70,344
                                                    Suntrust Alternative Loan Trust           $      1,147
                                                    UBS AG                                    $    319,360
                                                    Wachovia Group                            $    409,037

          ING Strategic Allocation Moderate         Bank of America Corp.                     $  1,379,166
                                                    Barclays Bank PLC                         $     42,770
                                                    Bear Stearns Cos., Inc.                   $    307,625
                                                    BNP Paribas                               $    250,623
                                                    Citigroup, Inc.                           $  1,127,751
                                                    Credit Suisse First Boston Corp.          $     44,918
                                                    Deutsche Bank AG                          $    138,458
                                                    Goldman Sachs Group, Inc.                 $    656,633
                                                    HSBC Bank PLC                             $    128,125
                                                    Investment Technology Group, Inc.         $     13,717
                                                    JPMorgan Chase & Co.                      $    952,431
                                                    Lehman Brothers Holdings, Inc.            $    462,940
                                                    Merrill Lynch & Co., Inc.                 $    470,975
                                                    Morgan Stanley                            $    818,348
                                                    Prudential Financial, Inc.                $    461,393
                                                    Raymond James Financial, Inc.             $     46,896

                                                                                                 MARKET
          FUND                                      SECURITY DESCRIPTION                         VALUE
          ----                                      --------------------                         ------
                                                    UBS AG                                    $    250,033
                                                    Wachovia Group                            $    466,677

          ING Small Company                         None                                               N/A


                        PURCHASE AND REDEMPTION OF SHARES

          A complete description of the manner in which the shares may be purchased, redeemed or exchanged appears in the Class A, Class B, Class C, Class I and Class R shares' respective Prospectuses under "Shareholder Guide."

          Class I shares of the Company are purchased and redeemed at the applicable NAV next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and Class C shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class B and Class C shares are redeemed at the applicable NAV next determined less any applicable contingent deferred sales charge ("CDSC") after a redemption request is received, as described in the Prospectus. Class A shares of the Company are purchased at the applicable NAV next determined after a purchase order is received less any applicable front-end sales charge and redeemed at the applicable NAV next determined adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.

          Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits for the protection of shareholders of a Fund.

          If you invest in a Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

          Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

          A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

          Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

FRONT-END SALES CHARGE WAIVERS

Front-end sales charges will not apply if you are buying Class A shares with proceeds from the following sources:

     1.   Redemptions from any ING -advised Fund if you:
             -  Originally paid a front-end sales charge on the shares and
             -  Reinvest the money within 90 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by:

     1. Employees of ING Groep and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of the Distributor or any affiliated broker-dealer (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including their immediate families).

     2. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Fund or through an unregistered separate account sponsored by ING Life and Annuity Company ("ILIAC") or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

     3. Certain trust companies and bank trust departments investing on behalf of their clients.

     4. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.

     5. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) and their immediate family members, as allowed by the internal policies of their employer.

     6.   Registered investment companies.

     7.   Insurance companies (including separate accounts).

     8. Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.

     9.   Certain executive deferred compensation plans.

CONTINGENT DEFERRED SALES CHARGE

Certain Class A shares, all Class B shares and all Class C shares are subject to a CDSC, as described in the Prospectus. For shareholders opening accounts on or after March 1, 2002, there is no CDSC imposed on:

     - redemptions of shares purchased through reinvestment of dividends or capital gains distributions; and

     - shares purchased more than one year (in the case of Class A and Class C shares), or six years (in the case of Class B shares) prior to the redemption.

CDSC WAIVERS
The CDSC will be waived for:

     -    exchanges to other Funds of the same class;
     - redemptions following the death or disability of the shareholder or beneficial owner;
     - redemptions related to distributions from retirement plans or accounts under Code Section 403(b) after you attain age 70 1/2;
     -    tax-free returns of excess contributions from employee benefit plans;
     - distributions from employee benefit plans, including those due to plan termination or plan transfer; and
     - redemptions made in connection with the Automatic Cash Withdrawal Plan (see Shareholder Services and Other Features), provided that such redemptions:
     - are limited annually to no more than 12% of the original account value;
     -    are made in equal monthly amounts, not to exceed 1% per month; and
     - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.

LETTER OF INTENT

          You may qualify for a reduced sales charge when you buy Class A shares as described in the Prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one Fund and will be effective only after notification to the Distributor that the investment qualifies for a discount. Your holdings in the Funds acquired within 90 days of the day the Letter of Intent is filed, will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

          Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

          If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNT

          A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares of the Funds already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares, as well as those Class A shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares of the Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares of the Funds to determine the front-end sales charge that applies.

          To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

                        SHAREHOLDER ACCOUNTS AND SERVICES

SHAREHOLDER ACCOUNTS AND SERVICES SYSTEMATIC INVESTMENT

          The Systematic Investment feature, using the Electronic Funds Transfer ("EFT") capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

SHAREHOLDER INFORMATION

          The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual shareholder reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

          Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

AUTOMATIC CASH WITHDRAWAL PLAN

          A CDSC may be applied to withdrawals made under this plan. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund ($250,000 in the case of Class I shares). Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

CROSS INVESTING

          Cross investing may only be made in the Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-866-BUY-FUND (866-289-3863).

          DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

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          SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

          Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-992-0180.

SIGNATURE GUARANTEE

          A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

          A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("NYSE MSP"). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

          As noted in the Prospectuses, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

          Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

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          Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Funds' Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

          The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

          If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's NAV.

          Options on securities, currencies, futures, and other financial instruments purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

          The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by the

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applicable Fund's custodian bank or other broker-dealers or banks approved by that Fund, on each date that the NYSE is open for business.

          The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. A Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

          In computing the NAV for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

          The per share NAV of Class A shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C shares. It is expected, however, that the per share NAV of the classes, will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to its Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to a Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

                               TAX CONSIDERATIONS

          The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Code, Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

          Each Fund intends to qualify annually as a regulated investment company ("RIC") under the provisions of Subchapter M of the Code. To so qualify and to be taxed as a RIC, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale of other disposition of foreign currencies, net income dividend from an interest in a qualified publicly traded partnership, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or of our more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items,

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dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

          The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

          As a RIC, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

          If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income or as qualifying dividends eligible for a reduced rate of tax as discussed below. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

DISTRIBUTIONS

          Dividends of investment company taxable income (including short-term capital gains) are generally taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent that such distributions are attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

          Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States

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which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies and passive foreign investment companies are not treated as "qualified foreign corporations."

          Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

          Distributions by a Fund reduce the NAV of the Fund shares. Should a distribution reduce the NAV below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT

          Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

          Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

          Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

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PASSIVE FOREIGN INVESTMENT COMPANIES

          A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Gain from the sale of PFIC stock as well as certain distributions from a PFIC are treated as excess distributions. All excess distributions are taxable as ordinary income.

          A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

          Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

FOREIGN WITHHOLDING TAXES

          Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of it taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within sixty (60) days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

          Generally, a credit for foreign taxes is subject to the limitations that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on

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foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six
(46) days in the case of preferred shares) during the thirty-one (31) day period (ninety-one (91) day period for preferred shares) beginning fifteen (15) days (forty-five (45) days for preferred shares) before the shares become ex-dividend. If a Fund is not eligible to make the election to "pass-through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

          The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

          Certain options and financial contracts in which the Funds may invest are "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

          Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

          A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

          Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

          Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment

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are interests (including options, futures and forward contracts and short sales)
in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the sixty (60) day period beginning on the day such transaction was closed, if certain conditions were met.

          Under recently enacted tax law, certain hedging activities may cause a dividend, that would otherwise be subject to the lower tax rate applicable to "qualifying dividend," to instead be taxed at the tax rate of tax applicable to ordinary income.

          Requirements relating to each Fund's tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AND SHORT SALES AGAINST THE BOX

          If a Fund sells securities short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

          It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies. When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies fees and expenses.

SALE OR OTHER DISPOSITION OF SHARES

          Upon the sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending upon such shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hand, which generally may be eligible for reduced federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six (6) months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. As noted above, the maximum tax rate for individual taxpayers is 15% on long-term capital gains.

          In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a RIC,
(2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another RIC and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

          Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

          Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders may be exempt from U.S. tax through 2007 to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Fund elects to follow certain procedures. Each Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

          Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to individual shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                                   DISTRIBUTOR

          Shares of the Funds are distributed by the Distributor pursuant to an underwriting agreement between the Company on behalf of the Funds and the Distributor ("Underwriting Agreement"). The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Company and the Distributor have agreed to indemnify each other against certain liabilities. At the direction of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended ("1933 Act"). After an initial term, the Underwriting Agreement will remain in effect for two years from its inception date and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. See the Prospectuses for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor is not an expense of the Funds and has no effect on the NAV of the Funds. The Distributor's address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Distributor is a Delaware corporation and is an affiliate of ING Investments and an indirect wholly-owned subsidiary of ING Groep.

          The Distributor may, at its discretion, pay additional cash compensation to its employee sales staff for sales by certain broker-dealers or "focus firms." The Distributor may pay up to an additional 0.10% to its employee sales staff for sales that are made by registered representatives of these focus firms. As of the date of this SAI, the focus firms are: A.G. Edwards & Sons, Inc.; Advantage Capital Corporation; AIG Financial Advisors, Inc.; American General Securities, Inc.; Banc of America Investment Services, Inc.; Banc of America Securities LLC; Banc One Securities Corporation; Chase Investment Services; Citigroup Global Markets, Inc; Citistreet Equities LLC; Financial Network Investment Corporation; FSC Securities Corporation; H & R Block Financial Advisors LLC; ING Financial Partners, Inc.; JP Morgan Investment, LLC; JP Morgan Securities, Inc.; Linsco Private Ledger Financial Services; Merrill Lynch, Morgan Stanley & Co. Inc.; Morgan Stanley Dean Witter; Multi-Financial Securities Corporation; PrimeVest Financial Services, Inc.; Prudential Investment Management Services, LLC; Prudential Retirement Brokerage Services, Inc.; Prudential Securities; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Dain Rauscher, Inc.; Royal Alliance Associates, Inc.; UBS Financial Services, Inc.; Wachovia Bank; Wachovia Brokerage Services, Inc.; Wachovia Securities Financial Network, Inc.; Wachovia Securities LLC; Wells Fargo Bank; Wells Fargo Bank N.A.; and Wells Fargo Investments LLC.

          For the fiscal year ended May 31, 2006, the Distributor recovered the following amounts in sales charges in connection with the sale of shares:


                               FUND                             TOTAL UNDERWRITING FEES
                               ----                             -----------------------
               Balanced                                               $   628,994
               Growth                                                 $   228,723
               Growth and Income                                      $   238,598
               Index Plus LargeCap                                    $ 1,323,311
               Index Plus MidCap                                      $ 1,103,452
               Index Plus SmallCap                                    $   490,822
               Small Company                                          $   342,899
               Strategic Allocation Conservative                      $   126,238
               Strategic Allocation Growth                            $   275,201
               Strategic Allocation Moderate                          $   317,723


          For the fiscal year ended May 31, 2005, the Distributor recovered the following amounts in sales charges in connection with the sale of shares:

                               FUND                             TOTAL UNDERWRITING FEES
                               ----                             -----------------------
               Balanced                                               $   395,530
               Growth                                                 $   235,117
               Growth and Income                                      $   214,256
               Index Plus LargeCap                                    $ 1,266,629
               Index Plus MidCap                                      $   799,602
               Index Plus SmallCap                                    $   352,390
               Small Company                                          $   392,250
               Strategic Allocation Conservative                      $    98,862
               Strategic Allocation Growth                            $   170,056
               Strategic Allocation Moderate                          $   220,035

          For the fiscal year ended May 31, 2004, fees were paid to the Distributor as follows:

                               FUND                             TOTAL UNDERWRITING FEES
                               ----                             -----------------------
               Balanced                                               $   277,575
               Growth                                                 $   262,091
               Growth and Income                                      $   172,961
               Index Plus LargeCap                                    $ 1,090,515
               Index Plus MidCap                                      $   469,142
               Index Plus SmallCap                                    $   196,817
               Small Company                                          $   368,157
               Strategic Allocation Conservative                      $    88,803
               Strategic Allocation Growth                            $   126,447
               Strategic Allocation Moderate                          $   161,223


          The following table shows all commissions and other compensation received by each principal underwriter who is an affiliated person of the Funds or an affiliated person of that affiliated person, directly or indirectly, from the Funds during the Funds' most recent fiscal year:


                                             NET
                       NAME OF          UNDERWRITING     COMPENSATION ON
                      PRINCIPAL         DISCOUNTS AND    REDEMPTIONS AND        BROKERAGE           OTHER
    FUND             UNDERWRITER         COMMISSIONS       REPURCHASES         COMMISSIONS      COMPENSATION
------------------------------------------------------------------------------------------------------------
Balanced              ING Funds
                   Distributor, LLC        $  9,764          $   683             $ 3,214             $ 0

Growth                ING Funds
                   Distributor, LLC        $  4,162          $   504             $ 1,477             $ 0

Growth and            ING Funds
Income             Distributor, LLC        $   4040          $   272             $   312             $ 0

Index Plus            ING Funds
LargeCap           Distributor, LLC        $ 13,058          $ 4,774             $ 2,190             $ 0

Index Plus            ING Funds
MidCap             Distributor, LLC        $ 18,390          $ 5,391             $ 7,732             $ 0

Index Plus            ING Funds
SmallCap           Distributor, LLC        $ 12,791          $ 5,359             $ 2,380             $ 0

Small Company         ING Funds
                   Distributor, LLC        $  7,702          $ 6,121             $ 6,631             $ 0

                                             NET
                       NAME OF          UNDERWRITING     COMPENSATION ON
                      PRINCIPAL         DISCOUNTS AND    REDEMPTIONS AND        BROKERAGE           OTHER
    FUND             UNDERWRITER         COMMISSIONS       REPURCHASES         COMMISSIONS      COMPENSATION
------------------------------------------------------------------------------------------------------------
Strategic             ING Funds
Allocation         Distributor, LLC        $  1,491              N/A             $    53             $ 0
Conservative

Strategic             ING Funds
Allocation         Distributor, LLC        $ 16,484          $    95             $   699             $ 0
Growth

Strategic             ING Funds
Allocation         Distributor, LLC        $  6,722          $   176             $   679             $ 0
Moderate


(1)  Negative commission would be due to corrective processing.

OTHER PAYMENTS TO SECURITIES DEALERS

          Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge. The following table applies to the Domestic Equity Funds:

                                         AMOUNT OF SALES CHARGE TYPICALLY ARE ALLOWED TO DEALERS AS A
   WHEN YOU INVEST THIS AMOUNT:                          PERCENTAGE OF OFFERING PRICE:
   ----------------------------          ------------------------------------------------------------
Under $50,000                                                          4.25%
$50,000 or more but under $100,000                                     4.00%
$100,000 or more but under $250,000                                    3.00%
$250,000 or more but under $500,000                                    2.25%
$500,000 or more but under $1,000,000                                  1.75%

Securities dealers that sell Class A shares (other than shares of the Index Plus Funds) in amounts of $1 million or more may be entitled to receive the following commissions:

                                                          COMMISSION
                                                          ----------
     - on sales of $1 million to $2,499,999                  1.00%
     - on sales of $2.5 million to $4,999,999                0.50%
     - on sales of $5 million or greater                     0.25%

Securities dealers that sell Class A shares of the Index Plus Funds in amounts of $1 million or more may be entitled to receive the following commissions:

                                                          COMMISSION
                                                          ----------
     - on sales of $1 million to $3 million                  0.50%
     - on sales of $3 million or greater                     0.25%

          For sales of Class B shares, your securities dealer is paid an up-front commission equal to four percent (4%) of the amount sold. Beginning in the thirteenth month after the sale is made, the Distributor uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

          The Distributor or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer(s).

          In addition, ING Investments may make payments of up to 0.05% of a Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.

          The Distributor or its affiliates may, from time to time, also make payments to clearing firms that offer networking services, which make the Funds available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

          The Distributor has agreed to reimburse Financial Network Investment Corporation, an affiliate of the Distributor, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.

          The Distributor may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Funds. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. The Distributor may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.

          The value of a shareholder's investment will be unaffected by these payments.

          For the fiscal year ended May 31, 2006, the Distributor received the following amounts in sales charges in connection with the sale of shares:


                                      CLASS A SALES    CLASS A SALES
                                      CHARGES BEFORE   CHARGES AFTER       CLASS B          CLASS C
                                        DEALER RE-       DEALER RE-     DEFERRED SALES   DEFERRED SALES
FUND                                    ALLOWANCE         ALLOWANCE        CHARGES          CHARGES
Balanced                              $       70,807   $        9,236   $      116,322   $          683
Growth                                $       27,349   $        3,567   $       21,225               --
Growth and Income                     $       24,692   $        3,221   $       46,813   $          238
Index Plus LargeCap                   $       46,896   $       11,724   $      148,966   $        2,109
Index Plus MidCap                     $       67,242   $       16,810   $       85,380   $        2,084
Index Plus SmallCap                   $       46,355   $       11,589   $       52,279   $        1,016
Small Company                         $       51,395   $        6,704   $       24,784   $           77
Strategic Allocation Conservative     $        8,462   $        1,104   $       22,259               --
Strategic Allocation Growth           $      102,182   $       13,328   $       33,462   $           54
Strategic Allocation Moderate         $       50,229   $        6,552   $       54,147   $           96

          For the fiscal year ended May 31, 2005, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                      CLASS A SALES    CLASS A SALES
                                      CHARGES BEFORE   CHARGES AFTER       CLASS B          CLASS C
                                        DEALER RE-       DEALER RE-     DEFERRED SALES   DEFERRED SALES
FUND                                    ALLOWANCE        ALLOWANCE         CHARGES          CHARGES
Balanced                              $       81,742   $       10,662   $       58,094   $        1,897
Growth                                $       20,531   $        2,678   $       17,878   $        1,661
Growth and Income                     $       41,438   $        5,405   $       15,211   $          524
Index Plus LargeCap                   $      128,555   $       16,768   $       97,407   $        2,021
Index Plus MidCap                     $      137,394   $       17,921   $       59,200   $        2,590
Index Plus SmallCap                   $       90,758   $       11,838   $       24,070   $        2,238

Small Company                         $       32,139   $        4,192   $       26,621   $          844
Strategic Allocation Conservative     $        5,083   $          663   $       6,7556   $        1,121
Strategic Allocation Growth           $       35,803   $        4,670   $       20,208   $           27
Strategic Allocation Moderate         $       18,538   $        2,418   $       21,543   $          437

          For the fiscal year ended May 31, 2004, the Distributor received the following amounts in sales charges in connection with the sale of shares:


                                      CLASS A SALES    CLASS A SALES
                                      CHARGES BEFORE   CHARGES AFTER       CLASS B
                                        DEALER RE-       DEALER RE-     DEFERRED SALES  CLASS C DEFERRED
FUND                                    ALLOWANCE        ALLOWANCE         CHARGES        SALES CHARGES
Balanced                              $       69,544   $        9,071               --   $        1,486
Growth                                $       31,165   $        4,065               --   $        5,282
Growth and Income                     $       51,029   $        6,656               --   $          118
Index Plus LargeCap                   $      119,424   $       19,904               --   $        4,388
Index Plus MidCap                     $      160,716   $       26,786               --   $        3,920
Index Plus SmallCap                   $       77,784   $       12,964               --   $        2,155
Small Company                         $       59,984   $        7,824               --   $          962
Strategic Allocation Conservative     $        2,775   $          362               --   $           69
Strategic Allocation Growth           $       21,589   $        2,816               --   $          175
Strategic Allocation Moderate         $       22,962   $        2,995               --   $           50


                         CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN QUOTATION

          Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one (1), five (5) and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                       P (1 + T)(TO THE POWER OF n) = ERV

Where:    P      = a hypothetical initial payment of $1,000,
          T      = the average annual total return,
          n      = the number of years, and
          ERV    = the ending redeemable value of a hypothetical $1,000
                   payment made at the beginning of the period.

          All total return figures assume that all dividends are reinvested when paid.

          From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period. These figures reflect changes in the price of a Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one-, five- and ten- year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION

          Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one (1), five
(5) and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                   P (1 + T)(TO THE POWER OF n) = ATV SUB(D)

Where:    P          = a hypothetical initial payment of $1,000,
          T          = the average annual total return (after taxes on
                       distributions),
          n          = the number of years, and
          ATV SUB(D) = ending value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

          All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

          From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period. These figures reflect changes in the price of a Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one-, five- and ten- year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION

          Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one (1), five (5) and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                   P (1 + T)(TO THE POWER OF n) = ATV SUB(DR)

Where:    P           = a hypothetical initial payment of $1,000,
          T           = the average annual total return (after taxes on
                        distributions),
          n           = the number of years, and
          ATV SUB(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods (or fractional portion), after taxes on Fund distributions and redemption.

          All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

          From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period. These figures reflect changes in the price of a Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one-, five- and ten- year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

DIVIDEND YIELD

          A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

          Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

          Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

          In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I and Class R Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY and THE WALL STREET JOURNAL. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

          In February 1998, the Funds redesignated Adviser Class shares as Class A shares. In March 1999, the Funds introduced Class B shares. CDSC of 5% applies for all Class B shares redeemed in the first year, declining to 1% on Class B shares redeemed in the sixth year. No CDSC is charged thereafter. The Class B returns without CDSC are net of Fund expenses only, and do not deduct a CDSC. In June 1998, the Funds introduced Class C shares. CDSC applies for all Class C shares redeemed prior to the end of the first eighteen months of ownership. The 1-year Class C returns without CDSC are net of Fund expenses only, and do not deduct a CDSC.


          The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended May 31, 2006, and for classes that have not been in operation for ten years, the average annual total return is for the period from commencement of operations to May 31, 2006 are as follows:

TOTAL RETURN QUOTATIONS AS OF MAY 31, 2006:

CLASS I

                                                                                     SINCE
         FUND NAME                     1 YEAR          5 YEARS       10 YEARS      INCEPTION      INCEPTION DATE
         ---------                     ------          -------       --------      ---------      --------------
Balanced                                  4.23%           3.28%          6.79%            --        01/03/1992
Growth                                    7.22%          (1.88)%         5.08%            --        01/04/1994
Growth and Income                        11.01%           0.75%          5.54%            --        01/03/1992
Index Plus LargeCap                       7.29%           1.13%            --           7.40%       12/10/1996
Index Plus MidCap                        14.13%           8.75%            --          12.26%       02/03/1998
Index Plus SmallCap                      16.77%          11.54%            --           9.01%       02/03/1998
Small Company                            23.80%           8.24%         10.79%            --        01/04/1994
Strategic Allocation Conservative         4.13%           3.40%          5.56%            --        01/04/1995
Strategic Allocation Growth               9.31%           3.35%          6.02%            --        01/04/1995
Strategic Allocation Moderate             6.54%           3.37%          5.54%            --        01/04/1995


CLASS A (ASSUMING PAYMENT OF THE FRONT-END SALES LOAD):


                                                                                     SINCE
         FUND NAME                     1 YEAR          5 YEARS       10 YEARS      INCEPTION      INCEPTION DATE
         ---------                     ------          -------       --------      ---------      --------------
BALANCED
Class A                                  (1.99)%          1.83%          5.82%            --        04/15/1994
Class A (after taxes on
distributions)                           (3.54)%          1.10%          3.77%            --
Class A (after taxes on
distributions and sale of Fund
shares)                                  (0.16)%          1.26%          3.93%            --
GROWTH
Class A                                   0.75%          (3.31)%         4.10%            --        04/15/1994
Class A (after taxes on
distributions)                            0.72%          (3.32)%         2.55%            --
Class A (after taxes on
distributions and sale of Fund
shares)                                   0.53%          (2.79)%         2.84%            --

GROWTH AND INCOME
Class A                                   4.38%          (0.67)%         4.58%            --        04/15/1994
Class A (after taxes on
distributions)                            4.12%          (0.84)%         2.35%            --
Class A (after taxes on
distributions and sale of Fund
shares)                                   3.17%          (0.62)%         2.87%            --

                                                                                     SINCE
         FUND NAME                     1 YEAR          5 YEARS       10 YEARS      INCEPTION      INCEPTION DATE
         ---------                     ------          -------       --------      ---------      --------------
INDEX PLUS LARGECAP
Class A                                   3.92%           0.27%            --           6.21%         02/03/1997
Class A (after taxes on
distributions)                            3.81%           0.07%            --           5.55%
Class A (after taxes on
distributions and sale of Fund
shares)                                   2.71%           0.14%            --           5.01%
INDEX PLUS MIDCAP
Class A                                  10.42%           7.82%            --          11.57%         02/03/1998
Class A (after taxes on
distributions)                            9.64%           7.60%            --          10.06%
Class A (after taxes on
distributions and sale of Fund
shares)                                   7.65%           6.73%            --           9.27%

INDEX PLUS SMALLCAP
Class A                                  12.95%          10.57%            --           8.33%         02/03/1998
Class A (after taxes on
distributions)                           12.61%          10.29%            --           8.16%
Class A (after taxes on
distributions and sale of Fund
shares)                                   8.84%           9.12%            --           7.28%
SMALL COMPANY
Class A                                  16.44%           6.70%          9.78%            --          04/15/1994
Class A (after taxes on
distributions)                           14.71%           6.38%          7.15%            --
Class A (after taxes on
distributions and sale of Fund
shares)                                  12.74%           5.75%          6.82%            --
STRATEGIC ALLOCATION CONSERVATIVE
Class A                                  (2.15)%          1.91%            --           3.93%         01/20/1997
Class A (after taxes on
distributions)                           (3.17)%          1.12%            --           2.35%
Class A (after taxes on
distributions and sale of Fund
shares)                                  (0.67)%          1.23%            --           2.47%
STRATEGIC ALLOCATION GROWTH
Class A                                   2.75%           1.87%            --           3.87%         01/20/1997
Class A (after taxes on
distributions)                            2.62%           1.67%            --           2.46%
Class A (after taxes on
distributions and sale of Fund
shares)                                   1.95%           1.51%            --           2.52%
STRATEGIC ALLOCATION MODERATE
Class A                                   0.14%           1.89%            --           3.67%         01/20/1997
Class A (after taxes on
distributions)                           (0.14)%          1.49%            --           2.40%
Class A (after taxes on
distributions and sale of Fund
shares)                                   0.29%           1.40%            --           2.42%

CLASS B (ASSUMING PAYMENT OF THE CDSC):

         FUND NAME                     1 YEAR          5 YEARS       SINCE INCEPTION     INCEPTION DATE(1)
         ---------                     -------         -------       ---------------     -----------------
Balanced                                 (1.59)%          1.91%                 2.53%       03/01/1999
Growth                                    1.07%          (3.27)%               (2.73)%      03/01/1999
Growth and Income                         4.89%          (0.63)%               (1.09)%      03/01/1999
Index Plus LargeCap                       1.33%          (0.28)%                0.41%       03/01/1999
Index Plus MidCap                         8.01%           7.36%                11.13%       03/01/1999
Index Plus SmallCap                      10.51%          10.14%                10.83%       03/01/1999
Small Company                            17.56%           6.86%                10.86%       03/01/1999
Strategic Allocation Conservative        (1.78)%          2.02%                 3.13%       03/01/1999
Strategic Allocation Growth               3.29%           1.98%                 2.71%       03/01/1999
Strategic Allocation Moderate             0.47%           1.98%                 2.66%       03/01/1999


CLASS C (ASSUMING PAYMENT OF THE CDSC)


         FUND NAME                     1 YEAR          5 YEARS       SINCE INCEPTION     INCEPTION DATE(1)
         ---------                     -------         -------       ---------------     -----------------
Balanced                                  2.18%           2.25%                 2.71%       06/30/1998
Growth                                    5.13%          (2.90)%               (1.14)%      06/30/1998
Growth and Income                         8.93%          (0.24)%               (0.86)%      06/30/1998
Index Plus LargeCap                       5.59%           0.38%                 2.09%       06/30/1998
Index Plus MidCap                        12.33%           7.94%                10.85%       06/30/1998
Index Plus SmallCap                      14.95%          10.70%                 7.77%       06/30/1998
Small Company                            21.63%           7.14%                 8.07%       06/30/1998
Strategic Allocation Conservative         2.06%           2.35%                 2.44%       06/30/1998
Strategic Allocation Growth               7.22%           2.32%                 1.47%       06/30/1998
Strategic Allocation Moderate             4.52%           2.35%                 1.58%       06/30/1998


CLASS R


         FUND NAME                     1 YEAR          SINCE INCEPTION     INCEPTION DATE(1)
         ---------                     -------         ---------------     -----------------
INDEX PLUS LARGECAP                       6.89%                   7.98%       12/08/2003
INDEX PLUS MIDCAP                        13.60%                  14.82%       10/24/2003
Index Plus SmallCap                      16.09%                  14.93%       12/08/2003


                              FINANCIAL STATEMENTS

          The Financial Statements and the independent registered public accounting firm's reports thereon, appearing in the Funds' annual shareholder report for the period ended May 31, 2006, are incorporated by reference in this SAI. The Funds' annual and semi-annual shareholder reports may be obtained without charge by contacting ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

                                   APPENDIX A

                                    ING FUNDS

                                   ----------

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          EFFECTIVE DATE: JULY 29, 2003
                          REVISION DATE: MARCH 30, 2006

                                   ----------

I.   INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.  DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

----------

(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

III. APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 3. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures (the "Adviser Procedures") must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.  VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

     A.   Routine Matters

     The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

     B.   Matters Requiring Case-by-Case Consideration

     The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

     Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

     Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

     The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

          1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

          In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

          2.   NON-VOTES: Votes in Which No Action is Taken

          The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

          Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

          Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in
          Section IV.B. above and Section V. below.

          3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

          If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures), in substantially the form attached hereto as EXHIBIT 2. As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

          If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or a participating Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist, except that, upon Counsel's finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

          If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.   CONFLICTS OF INTEREST

In any case in which there appears to be a conflict of interest with respect to the Agent's recommendation on a matter requiring case-by-case consideration, no action shall be taken on such matter (I.E., a "Non-Vote"). In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report when so required, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote Within

Guidelines so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.  REPORTING AND RECORD RETENTION

     A.   Reporting by the Funds

          Annually in August, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

     B.   Reporting to the Boards

          At each regularly scheduled meeting, the Board will receive a report from the Adviser's Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, (1) that was voted Out-of-Guidelines; and (2) for which the Proxy Group initially recommended a vote Out-of-Guidelines, but which was ultimately voted Within Guidelines in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending, an Out-of-Guidelines Vote.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS
                          PROXY VOTING OF THE ING FUNDS

ISSUER:
MEETING DATE:

1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal? This does not include former business relationships with which you have had no communication for at least one year and have no expectation of future or ongoing communication.
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

2. To your knowledge, (1) does any ING Entity have a Material Business Relationship with the Issuer or (2) is any ING Entity actively seeking to have a Material Business Relationship with the Issuer?
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

NAME:                                            DATE:

CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

DEFINITIONS:

AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the Issuer; (B) any company 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the Issuer; (D) any officer, director, partner, copartner, or employee of the Issuer; (E) if the Issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the Issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC, ING Funds Distributor, LLC, ING Investment Management Co., ING Investment Management Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.

ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, merger partner, subsidiary or parent, or company under common control, but does not include entities associated with the Issuer solely through the provision of consulting, advisory or other professional services.

MATERIAL BUSINESS RELATIONSHIP means, but, subject to review by Counsel, may not be limited to, a relationship which you know to constitute (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER ("5% Issuer") (except that an Issuer's affiliation with a 5% Issuer shall not constitute a DE FACTO conflict of interest for ING with the first Issuer).

       ** PLEASE RETURN TO ING FUNDS PROXY COORDINATOR AT 480-477-2786 OR
                        proxycoordinator@ingfunds.com **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                   ----------

                             PROXY VOTING PROCEDURES

                                   ----------

I.   INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.  ROLES AND RESPONSIBILITIES

     A.   Proxy Coordinator

     The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

     Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

     Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

     B.   Agent

     An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

     The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation, Proxy and Brokerage Committee ("Committee").

     The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

     Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

     C.   Proxy Group

     The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

     A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund's Procedures and Guidelines.

     A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

     For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and
     (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

     If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

     If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

     The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

     D.   Investment Professionals

     The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III. VOTING PROCEDURES

     A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

     B.   Routine Matters

     The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

     C.   Matters Requiring Case-by-Case Consideration

     The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

     Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

     Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

          1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

          In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

          2.   NON-VOTES: Votes in Which No Action is Taken

          The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy

          Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

          Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

          Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

          3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

          If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

          4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.  ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

     A.   Assessment of the Agent

          The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the

          Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

          Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

     B.   Conflicts of Interest

          The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.   REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

        NAME                                      TITLE OR AFFILIATION
Stanley D. Vyner               Chief Investment Risk Officer and Executive Vice President,
                               ING Investments, LLC

Todd Modic                     Senior Vice President, ING Funds Services, LLC and ING
                               Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson                 Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos                   Proxy Coordinator for the ING Funds and Manager - Special
                               Projects, ING Funds Services, LLC

Julius Drelick                 Head of Product Strategy, ING Funds Services, LLC

Theresa K. Kelety, Esq.        Counsel, ING Americas US Legal Services

Steve Wastek, Esq.             Counsel, ING Americas US Legal Services


Effective as of May 27, 2005

                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                   ----------

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

                                   ----------

I.   INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives. The Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.  GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES
These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat. Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation.

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Voting on director nominees in uncontested elections not subject to specific          Case-by-Case
policies described herein

Voting on independent outside director nominees in any cases in which                 Case-by-Case
application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence

Votes from a nominee who, during both of the most recent two years, attended            Withhold
less than 75 percent of the board and committee meetings without a valid reason for the absences. Do not withhold votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Votes from a nominee in connection with poison pill considerations (E.G.,               Withhold
failure to remove restrictive features or ensure expiration or submission to shareholders for vote) only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee

Provided that a nominee served on the board during the relevant time period,            Withhold
votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.
However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

Voting on a nominee who has not acted upon WITHHOLD votes representing a              Case-by-Case
majority of the votes cast at the previous annual meeting

Votes from inside directors or affiliated outside directors who sit on the audit        Withhold
committee

Votes from inside directors or affiliated outside directors who sit on the          Do Not Withhold
nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

Votes from inside directors or affiliated outside directors if the full board       Do Not Withhold
serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions
(E.G., performance of relevant

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect",      Do Not Withhold
votes on nominees who sit on the compensation committee or from the pay package recipient.

     -    Compensation committee members who served during the relevant time          Case-by-Case
          period if the Agent has raised other considerations regarding compensation practices, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member

Independent outside director nominees serving on the audit committee, but if               For
total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote against auditor ratification if concerns exist regarding such fees, E.G., that remuneration for the non-audit work is so lucrative as to taint the auditor's independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority         Case-by-Case
independent. Inside director or affiliated outside director nominees in cases in which the full board is not majority independent, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence. When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to WITHHOLD or vote FOR nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Nominees who sit on up to (and including) seven public company boards, unless              For
the nominee is also CEO of a public company, in which case the public company board threshold shall be four

Nominees who are not public company CEOs but sit on more than seven public            Case-by-Case
company boards, or public company CEO nominees who sit on more than four public company boards

Proposals Regarding Board Composition or Board Service

     -    Shareholder proposals to impose new board structures or policies,              Against
          including those requiring that the positions of Chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          been identified.

     -    Management proposals to adopt or amend board structures or policies,             For
          except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders' rights.

     -    Shareholder proposals seeking more than a simple majority of                   Against
          independent directors

     -    Shareholder proposals asking that board compensation and/or nominating         Against
          committees be composed exclusively of independent directors

     -    Shareholder proposals to limit the number of public company boards on          Against
          which a director may serve

     -    Shareholder proposals that seek to redefine director independence or           Against
          directors' specific roles (E.G., responsibilities of the lead director)

     -    Shareholder proposals requesting creation of additional board                  Against
          committees or offices, except as otherwise provided for herein

     -    Shareholder proposals that seek creation of an audit, compensation or            For
          nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee)

     -    Shareholder proposals to limit the tenure of outside directors                 Against

     -    Shareholder proposals to impose a mandatory retirement age for outside         Against
          directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors

Shareholder proposals requiring directors to own a minimum amount of company             Against
stock in order to qualify as a director or to remain on the board

Director and Officer Indemnification and Liability Protection                         Case-by-Case

     -    Limit or eliminate entirely directors' and officers' liability for             Against
          monetary damages for violating the duty of care

     -    Proposals that would expand coverage beyond just legal                         Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

     -    Proposals providing such expanded coverage in cases when a director's            For
          or officer's legal defense was unsuccessful if:

          (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
          (2)  Only if the director's legal expenses would be covered

PROXY CONTESTS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for director nominees in contested elections                                   Case-by-Case

Reimburse proxy solicitation expenses                                                 Case-by-Case

AUDITORS

Management proposals to ratify auditors, except in cases of high non-audit fees            For
Non-Audit Services

     -    Approval of auditors when total non-audit fees exceed the total of          Case-by-Case
          audit fees, audit-related fees and tax compliance and preparation fees. Vote AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote
          AGAINST.

Auditor Independence

     -    Shareholder proposals asking companies to prohibit their auditors from      Case-by-Case
          engaging in non-audit services or capping the level of non-audit services

Audit Firm Rotation

     -    Shareholder proposals asking for mandatory audit firm rotation                 Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

     -    Proposals to classify                                                          Against

     -    Proposals to repeal classified boards and to elect all directors                 For
          annually

Shareholder Ability to Remove Directors

     -    Proposals that provide that directors may be removed only for cause            Against

     -    Proposals to restore shareholder ability to remove directors with or             For
          without cause

     -    Proposals that provide that only continuing directors may elect                Against
          replacement to fill board vacancies

     -    Proposals that permit shareholders to elect directors to fill board              For
          vacancies

Cumulative Voting

     -    Management proposals to eliminate cumulative voting, unless the                  For
          company maintains a classified board of directors

     -    Shareholder proposals to restore or permit cumulative voting, in cases           For
          in which the company maintains a classified board of directors

Time-Phased Voting

     -    Proposals to implement time-phased or other forms of voting that do            Against
          not promote a one share, one vote standard

     -    Proposals to eliminate such forms of voting                                      For

Shareholder Ability to Call Special Meetings

     -    Proposals to restrict or prohibit shareholder ability to call special          Against
          meetings

     -    Proposals that remove restrictions on the right of shareholders to act           For
          independently of management

Shareholder Ability to Act by Written Consent

     -    Proposals to restrict or prohibit shareholder ability to take action           Against
          by written consent

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Proposals to allow or make easier shareholder action by written                  For
          consent

Shareholder Ability to Alter the Size of the Board

     -    Proposals that seek to fix the size of the board                            Case-by-Case

     -    Proposals that give management the ability to alter the size of the            Against
          board without shareholder approval

TENDER OFFER DEFENSES

Poison Pills

     -    Proposals that ask a company to submit its poison pill for shareholder           For
          ratification, or to redeem its pill in lieu thereof, unless:

          (1)  shareholders have approved adoption of the plan,                          Against
          (2)  a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or
          (3)  the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate

     -    Shareholder proposals to redeem a company's poison pill                     Case-by-Case

     -    Management proposals to ratify a poison pill                                Case-by-Case

Fair Price Provisions

     -    Proposals to adopt fair price provisions                                    Case-by-Case

     -    Fair price provisions with shareholder vote requirements greater than          Against
          a majority of disinterested shares

Greenmail

     -    Proposals to adopt antigreenmail charter or by law amendments or                 For
          otherwise restrict a company's ability to make greenmail payments

     -    Antigreenmail proposals when they are bundled with other charter or         Case-by-Case
          by law amendments

Pale Greenmail                                                                        Case-by-Case

Unequal Voting Rights

     -    Dual-class exchange offers                                                     Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Dual-class recapitalizations                                                   Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

     -    Management proposals to require a supermajority shareholder to approve         Against
          charter and bylaw amendments

     -    Shareholder proposals to lower supermajority shareholder vote                    For
          requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal

Supermajority Shareholder Vote Requirement to Approve Mergers

     -    Management proposals to require a supermajority shareholder vote to            Against
          approve mergers and other significant business combinations

     -    Shareholder proposals to lower supermajority shareholder vote                    For
          requirements for mergers and other significant business combinations

White Squire Replacements                                                                  For

Amendments to Corporate Documents

     -    Unless recommended by the Agent or Investment Professional as a                Against
          condition to a major transaction such as a merger, proposals seeking to remove shareholder approval requirements by:

          (1) moving article provisions to portions of the charter not requiring shareholder approval or
          (2) in corporate structures such as holding companies, removing provisions in an active subsidiary's charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

     -    Proposals for charter amendments that may support board entrenchment,          Against
          particularly if the proposal is bundled or the board is classified

     -    Proposals seeking charter or bylaw amendments to remove anti-takeover            For
          provisions

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
MISCELLANEOUS

Shareholder proposals to adopt confidential voting, use independent tabulators,            For
and use independent inspectors of election

Management proposals to adopt confidential voting                                          For

Open Access

     -    Shareholder proposals seeking open access to management's proxy             Case-by-Case
          material in order to nominate their own candidates to the board

Majority Voting Standard

     -    Management proposals seeking election of directors by the affirmative            For
          vote of the majority of votes cast in connection with a meeting of shareholders

     -    Shareholder proposals seeking adoption of the majority voting standard         Against

     -    Proposals seeking adoption of the majority voting standard for issuers      Case-by-Case
          with a history of board malfeasance

Bundled or "Conditioned" Proxy Proposals                                              Case-by-Case

Shareholder Advisory Committees                                                       Case-by-Case

Management proposals for Other Business, in connection with proxies of U.S.                For
issuers, except in connection with a proxy contest in which a Fund is not voting in support of management

Proposals to lower quorum requirements for shareholder meetings below a majority      Case-by-Case
of the shares outstanding

CAPITAL STRUCTURE

Common Stock Authorization

     -    Proposals to increase the number of shares of common stock, taking          Case-by-Case
          into consideration whether intention exists to significantly dilute shareholders proportionate interest or to be unduly dilutive to shareholders' proportionate interest. Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (E.G., rationale and prudent historical usage), will generally be utilized in

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          evaluating such proposals.

          -    Proposals to authorize capital increases within the Agent's                 For
               allowable thresholds or those in excess but meeting Agent's qualitative standards. Consider on a CASE-BY-CASE basis those requests failing the Agent's review for proposals in connection with which a contrary recommendation from the Investment
               Professional(s) has been received and is to be utilized.

          -    Proposals to authorize capital increases within the Agent's                 For
               allowable thresholds or those in excess but meeting Agent's qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a
               CASE-BY-CASE basis if a contrary recommendation from the
               Investment Professional(s) has been received and is to be
               utilized.

          -    Proposals to authorize capital increases exceeding the Agent's              For
               thresholds when a company's shares are in danger of being
               delisted or if a company's ability to continue to operate as a going concern is uncertain.

     -    Proposals to increase the number of authorized shares of the class of          Against
          stock that has superior voting rights in companies that have dual-class capitalization structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s)
          is a condition of such favorable proposal(s)

     -    Shareholder proposals to eliminate dual class capital structures with            For
          unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights, and consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s)

Stock Distributions: Splits and Dividends

     -    Management proposals to increase common share authorization for a                For
          stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a
          CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the
          Investment Professional(s) has been received and is to be utilized

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Reverse Stock Splits

     -    Management proposals to implement a reverse stock split when the                 For
          number of shares authorized for issue is proportionately reduced

     -    Proposals to implement a reverse stock split that do not                    Case-by-Case
          proportionately reduce the number of shares of authorized for issue

Preferred Stock

     -    Proposals authorizing the issuance of preferred stock or creation of           Against
          new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock) ), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal

     -    Proposals to issue or create blank check preferred stock in cases                For
          where the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment
          Professional so recommends because the issuance is required to effect a merger or acquisition proposal

     -    Proposals to issue or authorize preferred stock in cases where the               For
          company specified the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

     -    Proposals to increase the number of blank check preferred shares after      Case-by-Case
          analyzing the number of preferred shares available for issue given a company's industry performance in terms of shareholder returns

Shareholder proposals to have blank check preferred stock placements, other than           For
those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification

Management Proposals to Reduce the Par Value of Common Stock                               For

Shareholder Proposals that Seek Preemptive Rights or Management Proposals that        Case-by-Case
Seek to Eliminate Them

Debt Restructuring                                                                    Case-by-Case

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Share Repurchase Programs                                                                  For

Management Proposals to Cancel Repurchased Shares                                          For

Tracking Stock                                                                        Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation and employee benefit plans, unless otherwise       Case-by-Case
provided for herein, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

     - Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, but consider plans CASE-BY-CASE if the Agent raises other considerations with respect to the plan.

     -    Proposals seeking approval of plans for which the Agent suggests cost       Case-by-Case
          assessment may not be possible due to the issuer's method of disclosing shares allocated to the plan(s)

     -    Proposals for plans with costs within the cap if the considerations              For
          raised by the Agent pertain solely to equity compensation burn rate or pay for performance

     -    Proposals for plans administered by potential grant recipients                 Against

     -    Proposals for plans for which the Agent raises other considerations         Case-by-Case
          not otherwise provided for herein

Restricted Stock Plans

     -    Proposals for restricted stock plans, or the issuance of shares in          Case-by-Case
          connection with such plans, considering factors such as level of disclosure and adequacy of vesting or performance requirements.
          Proposals for plans that do not meet the Agent's criteria in this regard may be supported, but vote AGAINST if disclosure is provided regarding neither vesting nor performance requirements.

Management Proposals Seeking Approval to Reprice/Replace Options, considering         Case-by-Case
rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms

     -    Proposals that meet the Agent's criteria for acceptable                          For
          repricing/replacement transactions, except that burn rate
          considerations raised by the Agent shall not be grounds for

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          withholding support

     -    Management proposals seeking approval of compensation plans that:              Against

          (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval,
          (2) include provisions that permit repricing/replacement transactions that do not meet the Agent's criteria (except regarding burn rate as noted above), or
          (3) give the board sole discretion to approve option repricing/replacement programs

Director Compensation, with voting decisions generally based on the Agent's           Case-by-Case
quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent's threshold. DO
NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans                                                         Case-by-Case

OBRA-Related Compensation Proposals

     -    Amendments that Place a Cap on Annual Grants or Amend Administrative             For
          Features

     -    Amendments to Add Performance-Based Goals                                        For

     -    Amendments to Increase Shares and Retain Tax Deductions Under OBRA          Case-by-Case

     -    Approval of Cash or Cash-and-Stock Bonus Plan                                    For

Shareholder Proposals Regarding Executive and Director Pay

     -    Proposals that seek disclosure beyond regulatory requirements of the           Against
          remuneration of individuals other than senior executives and directors or proposals seeking such disclosure if providing it would be out of step with market practice and potentially disruptive to the business

     -    Proposals that seek to impose new compensation structures or policies,         Against
          including "claw back" recoupments, unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Golden and Tin Parachutes

     -    Shareholder proposals to have golden and tin parachutes submitted for            For
          shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements

     -    Shareholder proposals to submit executive severance agreements that do         Against
          not specify change-in-control events, Supplemental Executive
          Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange

     -    All proposals to ratify or cancel golden or tin parachutes                  Case-by-Case

Employee Stock Ownership Plans (ESOPs)                                                     For

401(k) Employee Benefit Plans                                                              For

Shareholder proposals to expense stock options, unless company has already                 For
publicly committed to expensing options by a specific date

Shareholder proposals requiring mandatory periods for officers and directors to          Against
hold company stock

STATE OF INCORPORATION

Voting on State Takeover Statutes                                                     Case-by-Case

Voting on Reincorporation Proposals                                                   Case-by-Case

     -    Management reincorporation proposals upon which another key proposal,            For
          such as a merger transaction, is contingent if the other key proposal is also supported

     -    Shareholder reincorporation proposals not also supported by the                Against
          company

MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Mergers and Acquisitions                                                              Case-by-Case

Corporate Restructuring, including demergers, minority squeezeouts, leveraged         Case-by-Case
buyouts, spinoffs, liquidations, dispositions, divestitures

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
and asset sales, with voting decisions generally based on the Agent's approach to evaluating such proposals

Appraisal Rights                                                                           For

Changing Corporate Name                                                                    For

Adjournment of Meeting

     -    Proposals to adjourn a meeting when the primary proposal is also voted           For
          FOR

MUTUAL FUND PROXIES

Election of Directors                                                                 Case-by-Case

Converting Closed-end Fund to Open-end Fund                                           Case-by-Case

Proxy Contests                                                                        Case-by-Case

Investment Advisory Agreements                                                        Case-by-Case

Approving New Classes or Series of Shares                                                  For

Preferred Stock Proposals                                                             Case-by-Case

1940 Act Policies                                                                     Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction                      Case-by-Case

Change Fundamental Investment Objective to Nonfundamental                             Case-by-Case

Name Rule Proposals                                                                   Case-by-Case

Disposition of Assets/Termination/Liquidation                                         Case-by-Case

Changes to the Charter Document                                                       Case-by-Case

Changing the Domicile of a Fund                                                       Case-by-Case

Change in Fund's Subclassification                                                    Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder                For
Approval

Distribution Agreements                                                               Case-by-Case

Master-Feeder Structure                                                                    For

Mergers                                                                               Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement                        Against

Reimburse Shareholder for Expenses Incurred                                           Case-by-Case

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Terminate the Investment Advisor                                                      Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES

Unless otherwise specified herein. While a wide variety of factors may go into        Case-by-Case
each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.
Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Shareholder proposals seeking to dictate corporate conduct, apply existing law,          Against
duplicate policies already substantially in place and/or addressed by the issuer or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter, absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or
activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein.

     - Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as:

          -    consumer and public safety
          -    environment and energy
          -    labor standards and human rights
          -    military business and political concerns
          -    workplace diversity and non-discrimination
          -    sustainability
          -    social issues
          -    vendor activities
          -    economic risk, or
          -    matters of science and engineering Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Proposals in cases in which the Agent recommends voting against such proposal            Against
because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate, unless otherwise provided for herein. For purposes of these global Guidelines, "AGAINST" shall mean withholding of support for a proposal, resulting in submission of a vote of
AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

Proposals for which the Agent recommends support of practices described herein        Case-by-Case
as associated with a firm AGAINST vote:

     (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or
     (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals

Routine Management Proposals                                                               For

     -    The opening of the shareholder meeting                                           For

     -    That the meeting has been convened under local regulatory requirements           For

     -    The presence of quorum                                                           For

     -    The agenda for the shareholder meeting                                           For

     -    The election of the chair of the meeting                                         For

     -    The appointment of shareholders to co-sign the minutes of the meeting            For

     -    Regulatory filings (E.G., to effect approved share issuances)                    For

     -    The designation of inspector or shareholder representative(s) of                 For
          minutes of meeting

     -    The designation of two shareholders to approve and sign minutes of               For
          meeting

     -    The allowance of questions                                                       For

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    The publication of minutes                                                       For

     -    The closing of the shareholder meeting                                           For

     -    Other similar routine management proposals                                       For

Discharge of Management/Supervisory Board Members

     -    Management proposals seeking the discharge of management and                     For
          supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders

Director Elections

     -    Votes on director nominees in contested elections, or in uncontested        Case-by-Case
          elections not subject to policies described herein. Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
          Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's
          corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure.

     -    For issuers domiciled in Canada, Finland, France, Ireland, the                 Against
          Netherlands, Sweden or tax haven markets, non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee

     -    For issuers in all markets, including those in tax haven markets and           Against
          those in Japan that have adopted the U.S.-style board-with-committees structure, non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, the slate.

     -    In tax haven markets, non-independent directors in cases in which the        Do Not Vote
          full board serves as the compensation committee, or the company does           Against
          not have a compensation committee

     -    Non-independent directors who sit on the compensation or nominating          Do Not Vote
          committees, provided that such committees meet the applicable                  Against
          independence requirements of the relevant listing exchange

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    In cases in which committee membership is unclear, non-independent          Case-by-Case
          director nominees if no other issues have been raised in connection with his/her nomination

     -    Individuals nominated as outside/non-executive directors who do not            Against
          meet the Agent's standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis

     -    For issuers in Canada and tax haven markets, votes on bundled slates           Against
          of nominees if the board is non-majority independent. For issuers in other global markets, generally follow Agent's standards for withholding support from non-independent directors excluding the CEO if the board is non-majority independent.

     -    Nominees or slates of nominees presented in a manner not aligned with          Against
          market practice and/or legislation, including:

          -    Bundled slates of nominees in (Hong Kong or France);

          -    Simultaneous reappointment of retiring directors (South Africa);

          - In markets with term lengths capped by legislation, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

          -    Nominees whose names are not disclosed in advance of the meeting
               (Hong Kong or South Africa)

     -    Nominees for which the Agent has raised concerns regarding scandals or      Case-by-Case
          internal controls

     - For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees' attendance records are adequately disclosed, the Funds' U.S.
          Guidelines with respect to director attendance shall apply.

     - For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds' U.S. Guidelines with respect to director elections shall apply.

Board Structure

     -    Proposals to fix board size, but also support proposals seeking a                For
          board range if the range is reasonable in the context of market practice and anti-takeover considerations

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Independent Statutory Auditors

     -    With respect to Japanese companies that have not adopted the                   Against
          U.S.-style board-with-committees structure, any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote against all nominees.

     -    Incumbent nominees at companies implicated in scandals or exhibiting           Against
          poor internal controls

Nominating Committee

     -    Proposals that permit non-board members to serve on the nominating             Against
          committee

Director Remuneration                                                                 Case-by-Case

     -    Proposals to approve the remuneration of directors as long as the                For
          amount is not excessive and there is no evidence of abuse

Retirement Bonuses

With respect to Japanese companies:

     -    Proposals if all payments are for directors and auditors who have                For
          served as executives of the company

     -    Proposals if one or more payments are for non-executive, affiliated            Against
          directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served

     -    If Agent raises scandal or internal control considerations, bonus              Against
          proposals only for nominees whom a Fund is also voting AGAINST for that reason

Stock Option Plans for Independent Internal Statutory Auditors

     -    With respect to Japanese companies, proposals regarding option grants          Against
          to independent internal statutory auditors, following the Agent's guidelines

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Equity Compensation Plans

     -    Votes with respect to compensation plans, unless otherwise provided         Case-by-Case
          for herein, with voting decisions generally based on the Agent's approach to evaluating such plans, which in the United Kingdom involves use of a compensation valuation model to evaluate the cost of stock-based compensation plans, and in other markets, the calculation of dilution under a company's share plans and analysis of plan features

Shares Reserved for Equity Compensation Plans

     - Unless otherwise provided for herein, voting decisions shall generally be based on the Agent's methodology, including classification of a company's stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

     -    Equity compensation plans (E.G., option, warrant, restricted stock or          Against
          employee share purchase plans), the issuance of shares in connection with such plans, or related management proposals that:

     -    Exceed Agent's recommended dilution limits;

     - Provide deep or near-term discounts to executives or directors, unless discounts to executives are adequately mitigated by long-term vesting requirements (E.G., Japan);

     -    Are administered by potential grant recipients;

     - Permit financial assistance in the form of interest-free, non-recourse loans in connection with executive's participation;

     - For restricted stock plans, provide no disclosure regarding vesting or performance criteria (provided that plans with disclosure in one or both areas, without regard to Agent's criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

     - Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent's approach to evaluating such plans;

     - Provide for terms or participation that is markedly out of line with market practice

     -    Provide for retesting in connection with achievement of

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          performance hurdles unless the Agent's analysis indicates that:

          (1) Performance targets are adequately increased in proportion to the additional time available,
          (2) The amount of compensation subject to retesting is de minimis as a percentage of overall compensation or relative to market practice, or
          (3) The issuer has committed to cease retesting within a reasonable period of time.

     -    Such plans or the related issuance of shares that

          (1)  Do not suffer from the defects noted above or                               For
          (2)  Otherwise meet the Agent's tests if the considerations raised by the Agent pertain solely to performance hurdles or the company's rationale in support of the plan or its participants

     -    Proposals in connection with such plans or the related issuance of          Case-by-Case
          shares in other instances

Remuneration Reports

     -    Reports that include compensation plans permitting:

          (1)  Practices or features not supported under these Guidelines                Against
          (2)  Financial assistance or retesting under the conditions described above, or
          (3)  Provisions for retirement benefits to outside directors, except that reports will generally be voted FOR if contractual
               components are reasonably aligned with market practices on a going-forward basis (E.G., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report)

     -    Except as described above, votes on provisions Agent raises with            Case-by-Case
          concern regarding severance/termination payments, contract or notice periods, "leaver" status and vesting or performance criteria

Shareholder Proposals Regarding Executive and Director Pay

     - The Funds' U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

     -    Unless otherwise provided for herein, voting decisions shall generally           For
          be based on the Agent's practice to support general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital and those without


                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          preemptive rights to a maximum of 20 percent of currently issued capital.

     -    Specific issuance requests, based on the proposed use and the               Case-by-Case
          company's rationale

     -    Proposals to issue shares (with or without preemptive rights), or to           Against
          grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval

Increases in Authorized Capital

     - Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach.

     -    Nonspecific proposals to increase authorized capital up to 100 percent           For
          over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding

     -    Specific proposals to increase authorized capital, unless:                       For

         -    The specific purpose of the increase (such as a share-based                Against
              acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

         - The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

     -    Proposals to adopt unlimited capital authorizations                            Against

Preferred Stock

     - Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach.

     -    Creation of a new class of preferred stock or issuances of preferred             For
          stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

     -    Creation/issuance of convertible preferred stock as long as the                  For
          maximum number of common shares that could be issued upon conversion meets the Agent's guidelines on equity issuance requests

     -    Creation of (1) a new class of preference shares that would                    Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid

Poison Pills/Protective Preference Shares

     -    Management proposals in connection with poison pills or anti-takeover          Against
          issuances that do not meet the Agent's standards, but generally not regarding director nominees or remuneration in connection with poison pill considerations raised by the Agent

Approval of Financial Statements and Director and Auditor Reports

     -    Management proposals seeking approval of financial accounts and                  For
          reports, unless there is concern about the company's financial accounts and reporting

Remuneration of Auditors

     -    Proposals to authorize the board to determine the remuneration of                For
          auditors, unless there is evidence of excessive compensation relative to the size and nature of the company

Indemnification of Auditors                                                              Against

Allocation of Income and Dividends

     -    Management proposals concerning allocation of income and the                     For
          distribution of dividends, except with respect to securities held by dividend-oriented Funds, which should generally follow Agent's recommendations AGAINST payouts deemed too low according to Agent's methodology

Stock (Scrip) Dividend Alternatives                                                        For

     -    Stock (scrip) dividend proposals that do not allow for a cash option           Against
          unless management demonstrates that the cash option is harmful to shareholder value

Debt Issuance Requests                                                                Case-by-Case

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

     -    Debt issuances for companies when the gearing level is between zero              For
          and 100 percent

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Proposals where the issuance of debt will result in the gearing level       Case-by-Case
          being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards

Financing Plans

     -    Adoption of financing plans if they are in the best economic interests           For
          of shareholders

Related Party Transactions                                                            Case-by-Case

     -    Approval of such transactions unless the agreement requests a                    For
          strategic move outside the company's charter or contains unfavorable terms

Approval of Donations

     -    Proposals for which adequate, prior disclosure of amounts is not               Against
          provided

Capitalization of Reserves

     -    Proposals to capitalize the company's reserves for bonus issues of               For
          shares or to increase the par value of shares

Amendments to Articles of Association                                                 Case-by-Case

     -    That are editorial in nature                                                     For

     -    Where shareholder rights are protected                                           For

     -    Where there is negligible or positive impact on shareholder value                For

     -    For which management provides adequate reasons for the amendments or             For
          the Agent otherwise supports management's position

     -    Which the company is required to do so by law (if applicable)                    For

     -    With respect to article amendments for Japanese companies:

          -    Management proposals to amend a company's articles to expand its            For
               business lines

          -    Management proposals to amend a company's articles to provide for           For
               an expansion or reduction in the size of the board, unless the expansion/ reduction is clearly disproportionate to the
               growth/decrease in the scale of the business or raises
               anti-takeover concerns

          -    If anti-takeover concerns exist, management proposals,                    Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
               including bundled proposals, to amend a company's articles to authorize the Board to vary the annual meeting record date

          -    Management proposals regarding amendments to authorize share              Against
               repurchases at the board's discretion, unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders'
               interest (generally following the Agent's guidelines)

Other Business

     -    Management proposals for Other Business in connection with global              Against
          proxies, voting in accordance with the Agent's market-specific recommendations

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 30, 2006

                              ING SERIES FUND, INC.

                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034

                                 (800) 922-0180

                                ING Balanced Fund

                          ING Index Plus LargeCap Fund
                           ING Index Plus MidCap Fund
                          ING Index Plus SmallCap Fund
                   ING Strategic Allocation Conservative Fund
                (formerly, ING Strategic Allocation Income Fund)
                      ING Strategic Allocation Growth Fund
                     ING Strategic Allocation Moderate Fund
               (formerly, ING Strategic Allocation Balanced Fund)

                                 CLASS O SHARES

     This Statement of Additional Information ("SAI") relates to the series listed above (each a "Fund" and collectively, the "Funds") of ING Series Fund Inc. ("Company"). A Prospectus for the Funds dated September 30, 2006, which provide the basic information you should know before investing in the Funds, may be obtained without charge from the ING Funds or the Funds' principal underwriter, ING Funds Distributor, LLC ("Distributor"), at the address listed above. This SAI is not a prospectus, but is incorporated herein by reference in, and should be read in conjunction with, the Prospectuses, each dated September 30, 2006, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectuses.

     The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto. The Funds' financial statements and the independent registered public accounting firm's report thereon, included in the annual shareholder report dated May 31, 2006, are incorporated herein by reference. Copies of the Funds' Prospectuses and annual or semi-annual shareholder reports may be obtained upon request and without charge by contacting the Funds at the address and phone number written above. Terms used in this SAI have the same meaning as in the Prospectuses, and some additional terms are defined particularly for this SAI.

     CLASS O SHARES OF STRATEGIC ALLOCATION CONSERVATIVE FUND, STRATEGIC ALLOCATION GROWTH FUND AND STRATEGIC ALLOCATION MODERATE FUND ARE NOT CURRENTLY AVAILABLE. WE EXPECT AVAILABILITY SOME TIME IN 2006.

                                TABLE OF CONTENTS

HISTORY OF THE COMPANY                                                 3
SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISK                  4
FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES                       44
PORTFOLIO TURNOVER                                                     46
DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES                          47
MANAGEMENT OF THE COMPANY                                              49
CODE OF ETHICS                                                         59
PROXY VOTING PROCEDURES                                                59
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                             59
ADVISER                                                                60
EXPENSE LIMITATION AGREEMENTS                                          62
SUB-ADVISER                                                            63
RULE 12(b)-1 PLANS                                                     67
ADMINISTRATOR                                                          68
CUSTODIAN                                                              69
LEGAL COUNSEL                                                          69
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                          69
TRANSFER AGENT                                                         69
BROKERAGE ALLOCATION AND TRADING POLICIES                              69
PURCHASE AND REDEMPTION OF SHARES                                      73
SHAREHOLDER ACCOUNTS AND SERVICES                                      74
NET ASSET VALUE                                                        75
TAX CONSIDERATIONS                                                     77
DISTRIBUTOR                                                            83
CALCULATION OF PERFORMANCE DATA                                        85
PERFORMANCE COMPARISONS                                                87
FINANCIAL STATEMENTS                                                   89
APPENDIX A                                                            A-1

                             HISTORY OF THE COMPANY

     The Company is a Maryland corporation registered as a diversified, open-end management investment company. The Company was organized in June 1991 and currently consists of 15 separately managed series:

     This SAI pertains only to ING Balanced Fund, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund

     INCORPORATION. The Company was incorporated under the laws of the state of Maryland on June 17, 1991.

     SERIES AND CLASSES The Company currently offers multiple series. ING Balanced Fund ("Balanced Fund"), ING Index Plus LargeCap Fund ("Index Plus LargeCap Fund"), ING Index Plus MidCap Fund ("Index Plus MidCap Fund"), ING Index Plus SmallCap Fund ("Index Plus SmallCap Fund"), ING Strategic Allocation Conservative Fund ("Strategic Allocation Conservative Fund"), ING Strategic Allocation Growth Fund ("Strategic Allocation Growth Fund"), ING Strategic Allocation Moderate Fund ("Strategic Allocation Moderate Fund") (each a "Fund" and collectively, the "Funds") are offered through this SAI and the corresponding Prospectus.

     The Board of Directors ("Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes, not all of which are offered through this SAI. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Only Class O shares are offered through this SAI and the corresponding Prospectus.

     CAPITAL STOCK Fund shares are fully paid and non-assessable when issued. Class O shares have no preemptive or conversion rights. Each share of a Fund has the same rights to share in dividends declared by a Fund for that share class. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     VOTING RIGHTS Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

     SHAREHOLDER MEETINGS The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended ("1940 Act"). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

     1940 ACT CLASSIFICATION The Company is a diversified, open-end management investment company, as those terms are defined under the 1940 Act. The 1940 Act generally requires, among other things, that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

              SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISK

DIVERSIFICATION

     Each Fund is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose, other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

     The table on the following pages identifies various securities and investment techniques used by the adviser or sub-adviser in managing the Funds described in this SAI. The table has been marked to indicate those securities and investment techniques that the adviser and the sub-adviser may use to manage a Fund. A Fund may use any or all of these techniques at any one time, and the fact that a Fund may use a technique does not mean that the technique will be used. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this SAI, as well as the federal securities laws. There can be no assurance that any of the Funds will achieve their respective investment objectives. The Funds' policies, investment strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus. Where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy and a Fund will not invest more than 5% of a Fund's assets in such security or investment technique. See each Fund's fundamental investment restrictions for further information.


                                            ING                         ING
                                           INDEX          ING          INDEX          ING              ING             ING
       ASSET CLASS/                        PLUS          INDEX         PLUS        STRATEGIC        STRATEGIC       STRATEGIC
        INVESTMENT            ING          LARGE         PLUS          SMALL       ALLOCATION      ALLOCATION      ALLOCATION
        TECHNIQUES         BALANCED         CAP         MIDCAP          CAP       CONSERVATIVE       GROWTH         MODERATE
     --------------------------------------------------------------------------------------------------------------------------
     EQUITY INVESTMENTS

     Common Stock              X             X             X             X              X               X               X

     Convertible               X             X             X             X              X               X               X
     Securities

     Preferred Stock           X             X             X             X              X               X               X

     Synthetic
     Convertible               X             X             X             X              X               X               X
     Securities(2)

     IPOs                      X             X             X             X              X               X               X

                                            ING                         ING
                                           INDEX         ING           INDEX          ING              ING             ING
       ASSET CLASS/                        PLUS         INDEX          PLUS        STRATEGIC        STRATEGIC       STRATEGIC
        INVESTMENT            ING          LARGE         PLUS          SMALL       ALLOCATION      ALLOCATION      ALLOCATION
        TECHNIQUES         BALANCED         CAP         MIDCAP          CAP       CONSERVATIVE       GROWTH         MODERATE
     --------------------------------------------------------------------------------------------------------------------------
     FOREIGN AND
     EMERGING MARKET
     INVESTMENTS

     ADR's/EDR's GDR's         X             X             X             X              X               X               X

     Eurodollar/Yankee
     Dollar                    X             X             X             X              X               X               X
     Instruments(3)

     Eurodollar
     Convertible               X             X             X             X              X               X               X
     Securities(3)

     Foreign and
     Emerging Market                         X             X             X
     Securities(1)

     Foreign Bank              X             X             X             X              X               X               X
     Obligations(3)

     Foreign Currency
     Exchange                  X             X             X             X              X               X               X
     Transactions(8)

     Foreign
     Mortgage-Related          X             X             X             X              X               X               X
     Securities(3)

     International Debt        X             X             X             X              X               X               X
     Securities(3)

     Sovereign Debt            X             X             X             X              X               X               X
     Securities(3)

     Supranational             X             X             X             X              X               X               X
     Agencies(3), (6)

     FIXED-INCOME
     INVESTMENTS

     ARMS(3)                   X             X             X             X              X               X               X

     Asset Backed
     Securities                X             X             X             X              X               X               X
     (non-mortgage)(3)

     Banking Industry
     Obligations/Short-        X             X             X             X              X               X               X
     Term Investments(3)

     Corporate Debt            X             X             X             X              X               X               X
     Securities(3)

     Credit-Linked             X             X             X             X              X               X               X
     Notes(3)

     Debt Securities           X             X             X             X              X               X               X

     Floating or
     Variable Rate             X             X             X             X              X               X               X
     Instruments(3)

     GICs(3)                   X             X             X             X              X               X               X

     Government Trust          X             X             X             X              X               X               X
     Certificates(3)

     GNMA                      X             X             X             X              X               X               X
     Certificates(3)

     High-Yield                X                                                        X               X               X
     Securities(4)

     Mortgage-Related          X             X             X             X              X               X               X
     Securities(3)

     Municipal                 X             X             X             X              X               X               X
     Securities(3)

     Municipal Lease           X             X             X             X              X               X               X
     Obligations(3)

                                            ING                         ING
                                           INDEX          ING          INDEX          ING              ING             ING
       ASSET CLASS/                        PLUS          INDEX         PLUS        STRATEGIC        STRATEGIC       STRATEGIC
        INVESTMENT            ING          LARGE         PLUS          SMALL       ALLOCATION      ALLOCATION      ALLOCATION
        TECHNIQUES         BALANCED         CAP         MIDCAP          CAP       CONSERVATIVE       GROWTH         MODERATE
     --------------------------------------------------------------------------------------------------------------------------
     Savings
     Association               X             X             X             X              X               X               X
     Obligations(3), (5)

     Tax Exempt
     Industrial
     Development Bonds         X             X             X             X              X               X               X
     & Pollution
     Control Bonds(3)

     Interest/Principal
     Only Stripped
     Mortgage Backed           X             X             X             X              X               X               X
     Securities(3)

     U.S. Government           X            X              X             X              X               X               X
     Securities(3)

     Zero Coupon and           X             X             X             X              X               X               X
     Pay-In-Kind(3)

     Subordinated
     Mortgage                  X             X             X             X              X               X               X
     Securities(3)

     OTHER INVESTMENTS

     Derivatives(10)           X             X             X             X              X               X               X

     Dealer Options(7)         X             X             X             X              X               X               X

     Financial Futures
     Contracts and             X             X             X             X              X               X               X
     Related Options(7)

     Forward Currency          X             X             X             X              X               X               X
     Contracts(7)

     Foreign Futures
     Contracts and             X             X             X             X              X               X               X
     Foreign Options

     Forward Foreign
     Currency                  X             X             X             X              X               X               X
     Contracts(8)

     Index-, Currency-,
     and Equity-Linked         X             X             X             X              X               X               X
     Securities(7)

     Options on                X             X             X             X              X               X               X
     Futures(7)

     Over the Counter          X             X             X             X              X               X               X
     Options(7)

     Put Call                  X             X             X             X              X               X               X
     Options(7), (9)

     Stock Index               X             X             X             X              X               X               X
     Options(7)

     Straddles(7)              X             X             X             X              X               X               X

     Warrants                  X             X             X             X              X               X               X

     Other Investment          X             X             X             X              X               X               X
     Companies

     Private Funds             X                                                        X               X               X

     Real Estate               X             X             X             X              X               X               X
     Securities

     Restricted and            X             X             X             X              X               X               X
     Illiquid Securities

     TBA Sale                  X             X             X             X              X               X               X
     Commitments

     Foreign Currency          X             X             X             X              X               X               X
     Options(8)

     INVESTMENT
     TECHNIQUES

     Borrowing                 X             X             X             X              X               X               X

                                            ING                         ING
                                           INDEX          ING          INDEX          ING              ING             ING
       ASSET CLASS/                        PLUS          INDEX         PLUS        STRATEGIC        STRATEGIC       STRATEGIC
        INVESTMENT            ING          LARGE         PLUS          SMALL       ALLOCATION      ALLOCATION      ALLOCATION
        TECHNIQUES         BALANCED         CAP         MIDCAP          CAP       CONSERVATIVE       GROWTH         MODERATE
     -------------------  -----------   -----------   -----------   -----------   -------------   -------------   -------------
     Lending of Fund           X             X             X             X              X               X               X
     Securities

     Repurchase                X             X             X             X              X               X               X
     Agreements(3)

     Reverse Repurchase
     Agreements and            X                                                        X               X               X
     Dollar Rolls

     Securities,
     Interest Rate and         X             X             X             X              X               X               X
     Currency Swaps(10)

     Short Sales(11)           X             X             X             X              X               X               X

     Temporary                 X             X             X             X              X               X               X
     Defensive Positions

     When-Issued
     Securities and
     Delayed-Delivery          X             X             X             X              X               X               X
     Transactions


          (1) Investments in emerging market equity securities will not exceed 5% of the Fund's total assets.
          (2) A Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.
          (3) Funds other than ING Strategic Allocation Funds and the ING Balanced Fund may only invest in such instruments (which must be of high quality and short duration) for temporary and defensive or cash management purposes.
          (4) A Fund will not invest more than 15% (10% for ING Index Plus LargeCap, ING Index MidCap and ING Index Plus SmallCap Funds) of the total value of its assets in high yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's, or, if unrated, considered by ING IM, as applicable, to be of comparable quality).
          (5) The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.
          (6) Other than for temporary and defensive or cash management purposes, each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. government.
          (7) For purposes other than hedging, a Fund will invest no more than 5% of its assets in such instruments. With respect to futures, the 5% limit is calculated with reference to the notional value of the futures contract. This limitation does not apply to the ING Strategic Allocation Growth Fund, which may invest 100% of its assets in such instruments and ING Strategic Allocation Moderate Fund, which may invest 60% of its assets in such instruments.
          (8) A Fund may only invest in such instruments for the purposes of hedging.
          (9) Each Fund, except the ING Strategic Allocation Funds, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy options if more than 3% of its assets immediately following such purchase would consist of put options. A Fund may purchase call and sell put options on equity securities only to close out positions previously opened. The ING Strategic Allocation Funds are not subject to these restrictions. No Fund will write a call option on a security unless the call is "covered" (i.e. it already owns the underlying security). A Fund may purchase put options when ING IM believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.
          (10) A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.
          (11) ING Balanced and the ING Strategic Allocation Funds may make short sales of Exchange Traded Funds for the purposes of hedging.

EQUITY INVESTMENTS; CONVERTIBLES

COMMON STOCK, PREFERRED STOCKS, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

     COMMON STOCKS represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Such investments may be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines,

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markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree of changes in earnings and prospects.

     Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock. PREFERRED STOCK, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     A CONVERTIBLE SECURITY is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

     The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

     "SYNTHETIC" CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

     SECURITIES OF SMALL- AND MID-CAPITALIZATION COMPANIES. Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. The trading volume of securities of mid-cap and small-cap companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

INITIAL PUBLIC OFFERINGS

     Initial Public Offerings ("IPOs") occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

     The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

     The effect of an IPO investment can have a magnified impact on the Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and, therefore, have a more limited effect on the Funds' performance.

     There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

FOREIGN AND EMERGING MARKET INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS, EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS

     American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities represent securities of foreign issuers. These securities are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are typically designed for

U.S. investors and held either in physical form or in book entry form. EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States (typically, these securities are traded on the Luxembourg exchange in Europe). Generally, ADRs, in registered form, are designed for use in the U.S. Securities markets, and EDRs, in bearer form, are designed for use in the European securities markets. GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

     Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

EURODOLLAR CONVERTIBLE SECURITIES

     Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Funds may invest without limitation in Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges.

FOREIGN AND EMERGING MARKET SECURITIES

     Securities of foreign issuers have certain common characteristics and risks. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

     Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     Although each Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments.

     The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

FOREIGN BANK OBLIGATIONS

     Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     Each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

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     Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code").

FOREIGN MORTGAGE-RELATED SECURITIES

     Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

INTERNATIONAL DEBT SECURITIES

     International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

     In determining whether to invest in debt obligations of foreign issuers, a Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

     Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Exchange Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

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     RESTRICTIONS ON FOREIGN INVESTMENTS. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

     Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

     In certain countries, banks and other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict a Fund's investments in certain foreign banks and other financial institutions.

     FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of a Fund's shares.

RISKS OF INVESTING IN FOREIGN SECURITIES

     Investments in foreign securities involve certain inherent risks, including the following:

     MARKET CHARACTERISTICS. Settlement practices for transactions in foreign markets may differ from those in U. S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

     LEGAL AND REGULATORY MATTERS. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

     TAXES The interest payable on certain of the Funds' foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. A shareholder otherwise subject to U. S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund.

     COSTS. The expense ratios of a Fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the adviser or sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the adviser's or sub-adviser's assessment of prevailing market, economic and other conditions.

SOVEREIGN DEBT SECURITIES

     Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which these Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland and Uruguay, and may be issued by other emerging countries.

SUPRANATIONAL AGENCIES

     Supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

FIXED-INCOME SECURITIES

ADJUSTABLE RATE MORTGAGE SECURITIES

     Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by the Federal National Mortgage Association ("FNMA")), tend to lag changes in market rate levels and tend to be somewhat less volatile.

ASSET- BACKED SECURITIES (NON-MORTGAGE)

     Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, each Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Funds must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

     Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

     Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

     The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

     The coupon rate, of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

BANKING INDUSTRY OBLIGATIONS/SHORT-TERM INVESTMENTS

     Banking industry obligations include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

     A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

     For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

CORPORATE DEBT SECURITIES

     Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

     Debt obligations that are deemed investment grade carry a rating of at least Baa- from Moody's or BBB- from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa- or BBB-have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

CREDIT-LINKED NOTES

     A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specific credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative instruments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Funds cannot assure that it can implement a successful strategy regarding this type of investments.


DEBT SECURITIES

     Each Fund may invest in debt securities. The value of fixed-income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

FLOATING OR VARIABLE RATE INSTRUMENTS

     Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

GUARANTEED INVESTMENT CONTRACTS

     Guaranteed Investment Contracts ("GICs") are issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to a Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

GOVERNMENT TRUST CERTIFICATES

     Government Trust Certificates represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the United States Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES

     Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration ("FHA") or Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the U.S. government.

     GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

     GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

     GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

     GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

     Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which a Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

     The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

     Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is each Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by a Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When a Fund engages in when-issued and delayed-delivery transactions, a Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in a Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). ING Investments, LLC ("ING Investments"), the Funds' investment adviser, and the sub-adviser each does not believe that a Fund's NAV or income will be adversely affected by the purchase of GNMA Certificates on a when-issued basis. A Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. A Fund may earn interest on such account or securities for the benefit of shareholders.

HIGH-YIELD SECURITIES

     High-yield securities are debt securities that are rated lower than "Baa-" by Moody's Investors Service or "BBB-" by Standard & Poor's Corporation, or of comparable quality if unrated.

     High-yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

     High-yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's NAV. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

     The yields earned on high-yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

     Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     RISKS ASSOCIATED WITH HIGH-YIELD SECURITIES:

     The medium- to lower-rated and unrated securities in which the Funds invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

          HIGH-YIELD BOND MARKET. A severe economic downturn or increase in interest rates might increase defaults in high-yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

     Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's NAVs. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

     PAYMENT EXPECTATIONS. High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

     LIQUIDITY AND VALUATION RISKS. Some issues of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

     TAXATION. Special tax considerations are associated with investing in high-yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

     LIMITATIONS OF CREDIT RATINGS. The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of high-yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the sub-adviser primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on the adviser's or sub-adviser's own credit analysis than might be the case for a fund which does not invest in these securities.

MORTGAGE-RELATED SECURITIES

     The Funds may invest in mortgage-related debt securities, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Federal mortgage-related securities include obligations issued or guaranteed by GNMA, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the United States, the securities and guarantees of which are backed by the full faith and credit of the U.S. government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government. See, "U.S. Government Securities."

     Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

     CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

     CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

RISKS OF MORTGAGE RELATED INVESTMENT. Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest -only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES

     Municipal securities are debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

     In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to

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refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

     The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt securities may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

     Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

     Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

     MORAL OBLIGATION SECURITIES. Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

     MUNICIPAL LEASE OBLIGATIONS. These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

     The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the adviser or sub-adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the adviser or sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.


     SHORT-TERM MUNICIPAL OBLIGATIONS. These securities include the following:

     TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

     REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

     BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

     CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.

     SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SAVINGS ASSOCIATION OBLIGATIONS

     The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

TAX EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS

     Tax Exempt Industrial Development Bond and Pollution Control Bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE BACKED SECURITIES

     Each Fund may invest in Interest/Principal Only Stripped Mortgage Backed Securities ("STRIPS"). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

U.S. GOVERNMENT SECURITIES

     Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the length of their maturities and the dates of issuance. In addition, U.S. government securities also include securities issued by instrumentalities of the U.S. government, such as the GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association("SLMA"), the FNMA and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself if the agency or instrumentality does not meet its commitment. The Funds will invest in securities of such agencies or instrumentalities only when the adviser or sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities that are backed by the full faith and credit of the United States.

ZERO COUPON AND PAY-IN-KIND SECURITIES

     Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

     The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

SUBORDINATED MORTGAGE SECURITIES

     Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Funds may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal payments, interest or any combination thereof to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

     The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (I.E., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

     In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

     A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

     A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk of investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

     The adviser or sub-advisers will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The adviser or sub-advisers have developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. A Fund seeks opportunities to acquire subordinated residential mortgage securities when, in the view of the adviser or sub-advisers, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

OTHER INVESTMENTS

DERIVATIVES

     Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the sub-adviser to forecast interest rates and other economic factors correctly. If the sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss.

     A Fund might not employ any of the strategies described below, and not assurance can be given that any strategy used will succeed. If the adviser or sub-adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, a Fund might have been in a better position if it had not entered into transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of relates investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause a Fund to realize higher amounts of short-term capital gains generally cause a Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

DEALER OPTIONS

     Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options and exchange-traded options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

     Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While a Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

     The staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, a Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

     A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the United States are regulated under the Commodity Exchange Act ("Act") by the Commodity Futures Trading Commission ("CFTC").

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

     Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

     The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

     When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

     Investments in futures contracts on fixed-income securities involve the risk that if the adviser's or sub-adviser's judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

     Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

     Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     "Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure a Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily NAVs, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

     When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

     A Fund can buy and write (sell) options on futures contracts.

     POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio, or the relevant portion thereof.

     The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

FORWARD CURRENCY CONTRACTS

     Each Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to the Funds' position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if a Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS

     Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association ("NFA"), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

     ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. CFTC regulations require that to prevent a Fund from being a commodity pool a Fund enters into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, a Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

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

     Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

     Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

     FOREIGN CURRENCY OPTIONS. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put and call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

     SWAP TRANSACTIONS. The interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. Each Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

     RISKS OF INVESTING IN OPTIONS. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Code requirements for qualification of a Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

     In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" above.

FORWARD FOREIGN CURRENCY CONTRACTS

     Forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the sub-adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

     Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the adviser or sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

     Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES

     "Index-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500(R) Composite Stock Price Index ("S&P 500(R) Index"). At maturity, the

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principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

     Index and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the adviser or sub-adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the adviser or sub-adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.

OPTIONS ON FUTURES

     A futures option gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Fund.

OVER-THE-COUNTER OPTIONS

     The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by a Fund. Under such circumstances, the Funds will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Funds' repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, a Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

PUT AND CALL OPTIONS

     A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of ING Investments or the sub-adviser.

     The Funds will not write call options on when-issued securities. The Funds purchase call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

     So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

     When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

     An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

     A Fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate a Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

     In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

     If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

     The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by a Fund when it does not hold the underlying security.

     The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

STOCK INDEX OPTIONS

     Stock Index options include put and call options with respect to the S&P 500(R) and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of a Fund.

     The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the adviser's or sub-adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, a Fund could be unable to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds purchase put or call options only with respect to an index which the adviser or sub-adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

STRADDLES

     A Straddle, which may be used for hedging purposes, is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of a Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

WARRANTS

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

OTHER INVESTMENT COMPANIES

     An Investment Company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies' fees and expenses.

     Exchange-Traded Funds ("ETFs") are investment companies whose goal it is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if a Fund elects to redeem its ETF shares rather than selling them on the secondary market, a Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when a Fund invests in ETFs, shareholders of a Fund bear their proportionate share of the underlying ETF's fees and expenses.

     HOLDING COMPANY DEPOSITARY RECEIPTS ("HOLDRS") are trust-issued receipts that represent the Funds' beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Funds' investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.


PRIVATE FUNDS

     U.S. or foreign private limited partnerships or other investment funds, which are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in sections 3(c)(1) or 3(c)(7) of the 1940 Act, a Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of a Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

     Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, a Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional

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investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. A Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

     The pooled investments allow the Funds to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed-income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Funds significantly. However, a Fund bears any expenses incurred by the trust. In addition, a Fund assumes the liquidity risks generally associated the privately offered pooled investments.

     Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

     A Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

     Private investment funds also include investments in certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

REAL ESTATE SECURITIES

     Investments in real estate securities include interests in real estate investment trusts ("REITs"), real estate development, real estate operating companies, ("REOCs") and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

     Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

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RESTRICTED AND ILLIQUID SECURITIES

     A Fund may invest in a restricted security or an illiquid security if the adviser or a sub-adviser believes that it presents an attractive opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the adviser or sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

     Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.

     Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

TO BE ANNOUNCED SALE COMMITMENTS

     Each Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

FOREIGN CURRENCY OPTIONS

     Each Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, a Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to the Funds' position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if a Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

                              INVESTMENT TECHNIQUES

BORROWING

     A Fund may borrow from banks. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

     Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LENDING OF FUND SECURITIES

     In order to generate additional income, each Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of the Fund's total assets. No lending may be made with any companies affiliated with the adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan. The Funds seek to mitigate this risk through contracted indemnification upon default.

     The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in a Fund. When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. A Fund could incur losses in connection with the investment of such cash collateral.

REPURCHASE AGREEMENTS

     Repurchase agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, a Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the adviser or sub-adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, a Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS

     Reverse repurchase agreement transactions involve the sale of U.S. government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, a Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, a Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

     In order to enhance portfolio returns and manage prepayment risks, the Funds may engage in dollar roll transactions. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

     Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SECURITIES, INTEREST RATE AND CURRENCY SWAPS

     Interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

SHORT SALES

     A Fund may make short sales of securities it already owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as SHORT SALES "AGAINST THE BOX"). In a short sale that is not "against the box," a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. A Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. A Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until a Fund replaces the security, the proceeds of the short sale are retained by the broker, and a Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, a Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since aFund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund's NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the adviser or sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Funds' Board has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

     The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes" below.

TEMPORARY DEFENSIVE POSITIONS

     A Fund may invest in short-term, high-quality debt instruments and in U.S. government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the adviser's or the sub-adviser's determination to do so within the investment guidelines and policies of the Fund; (iii) to permit the Fund to meet redemption requests; and
(iv) to take a temporary defensive position.

Although it is expected that a Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest for temporary defensive purposes include (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities;
(iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will invest in short-term instruments that do not have a maturity of greater than one year.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

     In order to secure prices or yields deemed advantageous at the time the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds may also enter into forward commitments. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, a Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but a Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

                FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

     All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

     The investment objective of each Fund is fundamental and may not be changed without a shareholder vote.

     Each Fund has adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a "majority" of each Fund's outstanding voting securities, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of: (1) 67% or more of the shares of the Fund's voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy; or (2) more than 50% of each Fund's outstanding voting securities.

     As a matter of fundamental policy, each Fund may not:

(1) Hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are excluded from this restriction;

(2) Concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund (collectively referred to as the "ING Strategic Allocation Funds"), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

(3) Make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) Issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a

     Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) Purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) Invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) Borrow money, except that (i) a Fund may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

(8) Act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 ("1933 Act").

     The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

  (1) Except for ING Balanced Fund, ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund, ING Strategic Allocation Moderate Fund, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this SAI and in the Prospectus;

  (2) Except for ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof);

  (3)   Invest in companies for the purpose of exercising control or management;

  (4) Purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

  (5) Invest more than 15% (10% for ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments or the applicable sub-adviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

  (6) Invest more than 15% (10% for ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation ("S&P") or Baa3 by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, considered by the sub-adviser to be of comparable quality).

     Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2) industry classifications, for all Funds, are determined in accordance with the classifications established by Bloomberg Industry Group. The sub-adviser believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

     ING Index Plus LargeCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the S&P 500(R) Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

     ING Index Plus MidCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's MidCap 400 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

     ING Index Plus SmallCap Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities included in the Standard & Poor's SmallCap 600 Index. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                               PORTFOLIO TURNOVER

     A change in securities held in the portfolio of a Fund is known as "portfolio turnover" and may involve the payment by a Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Fund cannot accurately predict its turnover rate, however the rate will be higher when a Fund finds it necessary to change significantly its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains. Each Fund's historical turnover rates are included in the Financial Highlights tables in the Prospectuses.

     ING Index Plus LargeCap Fund's portfolio turnover rate increased 70.5% from 78% to 133% in 2006. The Fund implemented a change in the investment strategy over the past fiscal year. This strategy change focused on a strategy that invested in far fewer names than the Fund had invested in before the occurrence of the strategy change. The portfolio rebalancing associated with this strategy change contributed to the increase in the portfolio turnover rate of the Fund.

     ING Index Plus SmallCap Fund's portfolio turnover rate decreased from 126% to 86% in 2005. The decrease in the portfolio turnover rate was a result of the portfolio management's team efforts to identify ways to maintain performance while reducing turnover. The results were definitive, and the smoothing (averaging) of ranks over muultiple periods has reduced turnover without materially impacting performance.

                  DISCLOSURE OF THE FUNDS' PORTFOLIO SECURITIES

     Each Fund is are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each Fund's annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

     In addition, each Fund posts its portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the last day of the preceding quarter-end (e.G., each Fund will post the quarter-ending June 30 holdings on August 1).

     Each Fund also compiles a list composed of its ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

     Investors (both individual and institutional), financial intermediaries that distribute each Fund's shares and most third parties may receive the Fund's annual or semi-annual shareholder reports, or view on ING's website, each Fund's portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

     Other than in regulatory filings or on ING's website, a Fund may provide its complete portfolio holdings to certain unaffiliated third parties and affiliates when a Fund has a legitimate business purpose for doing so. Unless otherwise noted below, a Fund's disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which information is requested and the date the information is provided. Specifically, a Fund's disclosure of its portfolio holdings may include disclosure:

  - To a Fund's independent registered public accounting firm, named herein, for use in providing audit opinions;

  -  To financial printers for the purpose of preparing Fund regulatory filings;
  -  For the purpose of due diligence regarding a merger or acquisition;

  - To a new adviser or sub-adviser prior to the commencement of its management of the Fund;

  - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's, such agencies may receive more data from the Funds than is posted on the Funds' website;
  - To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Funds;
  - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Funds; or

  - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

     In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

     The Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of a Fund's shareholders, on the one hand, and those of a Fund's adviser, sub-adviser, principal underwriter or any affiliated person of a Fund, its adviser, or its principal underwriter, on the other. Such Policies authorize the Funds' administrator to implement the Board's Policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of a Fund's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-advisers, principal underwriter and their affiliates. The Board has authorized the senior officers of the Funds' administrator to authorize the release of a Fund's portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Funds' administrator reports quarterly to the Board regarding the implementation of the Policies.

     Each Fund has the following ongoing arrangements with certain third parties to provide the Fund's portfolio holdings:

                                                                            TIME LAG BETWEEN
                                                                           DATE OF INFORMATION
                                                                          AND DATE INFORMATION
PARTY                                 PURPOSE             FREQUENCY              RELEASED
----------------------------------------------------------------------------------------------
Institutional Shareholder    Proxy Voting                   Daily         None
Services, Inc.               & Class Action
                             Services

Charles River Development    Compliance                     Daily         None

     All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Fund and its shareholders. The Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving any of the Funds will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Funds, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                            MANAGEMENT OF THE COMPANY

Set forth in the table below is information about each Director of the Company.


                                  POSITION(S)      TERM OF OFFICE
                                 HELD WITH THE      AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE PAST
     NAME, ADDRESS AND AGE          COMPANY        TIME SERVED(1)                     5 YEARS
--------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE NOT "INTERESTED PERSONS"
DR. ALBERT E. DEPRINCE, JR.        Director         June 1998 -       Professor of Economics and Finance,
7337 East Doubletree Ranch Road                     Present           Middle Tennessee State University
Scottsdale, Arizona 85258                                             (August 1991- Present).
Age:  65

MARIA T. FIGHETTI                  Director         April 1994 -      Retired.  Formerly, Associate
7337 East Doubletree Ranch Road                     Present           Commissioner/Attorney, New York City
Scottsdale, Arizona 85258                                             Department of Mental Health (June 1973 -
Age:  63                                                              October 2002).

SIDNEY KOCH                        Director         April 1994 -      Self-Employed Consultant (June
7337 East Doubletree Ranch Road                     Present           2000 - Present).
Scottsdale, Arizona 85258
Age:  71

DR. CORINE T. NORGAARD             Director         June 1991-        Retired.  Formerly, President, Thompson
7337 East Doubletree Ranch Road                     Present           Enterprises (September 2004 - September
Scottsdale, Arizona 85258                                             2005); and  Dean of the Barney School of
Age:  69                                                              Business, University of Hartford (August
                                                                      1996 - June 2004).

EDWARD T. O'DELL                   Director         June 2002 -       Retired.  Formerly, Partner of Goodwin
7337 East Doubletree Ranch Road                     Present           Procter LLP (June 1966 - September 2000).
Scottsdale, Arizona 85258
Age:  70

JOSEPH E. OBERMEYER                Director         January 2003 -    President, Obermeyer & Associates, Inc.
7337 East Doubletree Ranch Road                     Present           (November 1999 - Present).
Scottsdale, Arizona 85258

                                   NUMBER OF
                                 FUNDS IN FUND
                                    COMPLEX
                                  OVERSEEN BY      OTHER BOARD MEMBERSHIPS HELD BY
     NAME, ADDRESS AND AGE        DIRECTOR(2)                   DIRECTOR
-----------------------------------------------------------------------------------
DIRECTORS WHO ARE NOT "INTERESTED PERSONS"
DR. ALBERT E. DEPRINCE, JR.           38           Academy of Economics and Finance
7337 East Doubletree Ranch Road                    (February 2006 - Present)
Scottsdale, Arizona 85258
Age:  65

MARIA T. FIGHETTI                     38           None.
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Age:  63

SIDNEY KOCH                           38           None.
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Age:  71

DR. CORINE T. NORGAARD                38           Mass Mutual Corporate and
7337 East Doubletree Ranch Road                    Participation Investors (April 1997
Scottsdale, Arizona 85258                          - Present); Mass Mutual Premier
Age:  69                                           Series (December 2004 - Present);
                                                   and Mass Mutual MML Series II (April
                                                   2005 - Present).

EDWARD T. O'DELL                      38           None.
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
Age:  70

JOSEPH E. OBERMEYER                   38           None.
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

                                   POSITION(S)     TERM OF OFFICE
                                 HELD WITH THE      AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING THE PAST
     NAME, ADDRESS AND AGE          COMPANY        TIME SERVED(1)                     5 YEARS
--------------------------------------------------------------------------------------------------------------
Age:  48

DIRECTORS WHO ARE "INTERESTED PERSONS"
J. SCOTT FOX(3)                       Director     December 1997 -   Vice Chairman and Chief Operating Officer,
7337 East Doubletree Ranch Road                    Present           ING Investment Management, Co.. (April 1994
Scottsdale, Arizona  85258                                           - Present).
Age:  51

                                   NUMBER OF
                                 FUNDS IN FUND
                                    COMPLEX
                                  OVERSEEN BY      OTHER BOARD MEMBERSHIPS HELD BY
     NAME, ADDRESS AND AGE        DIRECTOR(2)                   DIRECTOR
-----------------------------------------------------------------------------------
Age:  48

DIRECTORS WHO ARE "INTERESTED PERSONS"
J. SCOTT FOX(3)                       38           None.
7337 East Doubletree Ranch Road
Scottsdale, Arizona  85258
Age:  51

     (1)  Directors serve until their successors are duly elected and qualified.

     (2) For the purposes of this table, "Fund Complex" means the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolios, Inc.; ING GET Fund; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

     (3) Mr. Fox is an "interested person", as defined by the 1940 Act, because of his relationship with ING Investment Management Co., an affiliate of ING Investments, LLC.

     OFFICERS

     Information about the Funds' Officers is set forth in the table below:


                               POSITION HELD WITH THE   TERM OF OFFICE AND LENGTH
NAME, ADDRESS AND AGE          COMPANY                  OF TIME SERVED (1)        PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY              President and Chief      March 2002 - Present      President and Chief Executive Officer, ING
7337 East Doubletree Ranch Rd. Executive Officer                                  Investments, LLC(2) (December 2000 - Present).
Scottsdale, Arizona 85258                                                         Formerly, Chief Operating Officer, ING
Age: 57                                                                           Investments, LLC(2) (December 2000 - March 2006).

MICHAEL J. ROLAND              Executive Vice President April 2002 - Present      Executive Vice President, ING Investments, LLC(2)
7337 East Doubletree Ranch Rd.                                                    (December 2001 - Present). Formerly, Chief
Scottsdale, Arizona 85258                                                         Compliance Officer, ING Investments, LLC(2), ING
Age: 48                                                                           Life Insurance and Annuity Company, and Directed
                                                                                  Services, Inc. (October 2004 - December 2005);
                                                                                  Chief Financial Officer and Treasurer, ING
                                                                                  Investments, LLC(2) (December 2001- March 2005);
                                                                                  and Senior Vice President, ING Investments, LLC(2)
                                                                                  (June 1998 - December 2001).

STANLEY D. VYNER               Executive Vice President March 2002 - Present      Executive Vice President, ING Investments, LLC(2)
7337 East Doubletree Ranch Rd.                                                    (July 2000 - Present) and Chief Investment Risk
Scottsdale, Arizona 85258                                                         Officer ING Investments, LLC(2) (January 2003 -
Age: 56                                                                           Present). Formerly, Chief Investment Officer of
                                                                                  the International Portfolios, ING Investments,
                                                                                  LLC(2) (August 2000 - January 2003).

JOSEPH M. O'DONNELL            Executive Vice President March 2006 - Present      Chief Compliance Officer of the ING Funds
7337 East Doubletree Ranch Rd.                                                    (November 2004 - Present) and ING Investments,
Scottsdale, Arizona 85258                                                         LLC(2), ING Life Insurance and Annuity Company and
                                                                                  Directed Services, Inc. (March 2006 - Present) and
                                                                                  Executive Vice President of the ING Funds
Age: 51                        Chief Compliance Officer November 2004 - Present   (March 2006 - Present). Formerly, Vice President,
                                                                                  Chief Legal Counsel, Chief Compliance Officer and
                                                                                  Secretary of Atlas Securities, Inc., Atlas
                                                                                  Advisers, Inc. and Atlas Funds (October 2001 -
                                                                                  October 2004); and Chief Operating Officer and
                                                                                  General Counsel of Matthews International Capital
                                                                                  Management LLC and Vice President and Secretary of
                                                                                  Matthews International Funds (August 1999 - May
                                                                                  2001).

ROBERT S. NAKA                 Executive Vice           March 2006  -  Present    Executive Vice President and Chief Operating
7337 East Doubletree Ranch Rd. President and Chief                                Officer, ING Funds Services, LLC(3) and ING
Scottsdale, Arizona 85258      Operating Officer                                  Investments, LLC(2) (March 2006 - Present); and
Age: 43                                                                           Assistant Secretary, ING Funds Services, LLC(3)
                                                                                  (October 2001 - Present). Formerly, Senior Vice
                                                                                  President, ING Investments, LLC(2) (August 1999 -
                                                                                  March 2006).

                               Assistant Secretary      March 2002 - Present

TODD MODIC                     Senior Vice President,   March 2005 - Present      Senior Vice President, ING Funds Services, LLC(3)
7337 East Doubletree Ranch Rd. Chief/Principal                                    (April 2005 - Present). Formerly, Vice President,
Scottsdale, Arizona 85258      Financial Officer and                              ING Funds Services, LLC(3) (September 2002 - March
Age: 38                        Assistant Secretary                                2005); Director of Financial Reporting, ING
                                                                                  Investments, LLC(2) (March 2001 - September 2002).

KIMBERLY A. ANDERSON           Senior Vice President    December 2003 - Present   Senior Vice President and Assistant Secretary, ING
7337 East Doubletree Ranch Rd.                                                    Investments, LLC(2) (October 2003 - Present).
Scottsdale, Arizona 85258                                                         Formerly, Vice President and Assistant Secretary,
Age: 42                                                                           ING Investments, LLC(2) (January 2001 - October
                                                                                  2003).

ERNEST J. C'DEBACA             Senior Vice President    June 2006 - Present       Senior Vice President, ING Funds Services, LLC(3)
7337 East Doubletree Ranch Rd.                                                    (April 2006 - Present). Formerly, Counsel, ING
Scottsdale, Arizona 85258                                                         Americas, U.S. Legal Services (January 2004 -
Age: 37                                                                           March 2006); and Attorney-Adviser, U.S. Securities
                                                                                  and Exchange Commission (May 2001 - December
                                                                                  2003).

ROBERT TERRIS
7337 East Doubletree Ranch Rd. Senior Vice President    June 2006 - present       Senior Vice President of Operations, ING Funds
Scottsdale, Arizona 85258                                                         Services, LLC(3) (May 2006 - present). Formerly,
Age: 36                                                                           Vice President of Administration, ING Funds
                                                                                  Services, LLC (September 2001 - May 2006).

ROBYN L. ICHILOV               Vice President and       March 2002 - Present      Vice President and Treasurer, ING Funds Services,
7337 East Doubletree Ranch Rd. Treasurer                                          LLC(3) (October 2001 - Present) and ING
Scottsdale, Arizona 85258                                                         Investments, LLC(2) (August 1997 - Present).
Age: 39

LAUREN D. BENSINGER            Vice President           March 2003 - Present      Vice President and Chief Compliance Officer, ING
7337 East Doubletree Ranch Rd.                                                    Funds Distributor, LLC(4) (July 1995 - Present);
Scottsdale, Arizona 85258                                                         and Vice President (February 1996 - Present); and
Age: 52                                                                           Director of Compliance (October 2004 - Present)
                                                                                  ING Investments, LLC(2). Formerly, Chief
                                                                                  Compliance Officer, ING Investments, LLC(2)
                                                                                  (October 2001 - October 2004).

                               POSITION HELD WITH THE   TERM OF OFFICE AND LENGTH
NAME, ADDRESS AND AGE          COMPANY                  OF TIME SERVED (1)        PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
MARIA M. ANDERSON              Vice President           September 2004 - Present  Vice President, ING Funds Services, LLC(3)
7337 East Doubletree Ranch Rd.                                                    (September 2004 - Present). Formerly, Assistant
Scottsdale, Arizona 85258                                                         Vice President, ING Funds Services, LLC(3)
Age: 48                                                                           (October 2001 - September 2004); and Manager of
                                                                                  Fund Accounting and Fund Compliance, ING Funds
                                                                                  Services, LLC(3) (September 1999 - October 2001).

MARY A. GASTON                 Vice President           March 2005 - Present      Vice President, ING Funds Services, LLC(3) (April
7337 East Doubletree Ranch Rd.                                                    2005 - Present). Formerly, Assistant Vice
Scottsdale, Arizona 85258                                                         President, Financial Reporting, ING Funds
Age: 40                                                                           Services, LLC(3) (April 2004 - April 2005);
                                                                                  Manager, Financial Reporting, ING Funds Services,
                                                                                  LLC(3) (August 2002 - April 2004); and Controller,
                                                                                  Z Seven Fund, Inc. and Ziskin Asset Management,
                                                                                  Inc. (January 2000 - March 2002).

KIMBERLY K. PALMER             Vice President           March 2006 - Present      Vice President, ING Funds Services, LLC(3) (March
7337 East Doubletree Ranch Rd.                                                    2006 - Present). Formerly, Assistant Vice
Scottsdale, Arizona 85258                                                         President, ING Funds Services, LLC(3) (August 2004
Age: 49                                                                           - March 2006); Manager, Registration Statements,
                                                                                  ING Funds Services, LLC(3) (May 2003 - August
                                                                                  2004); Associate Partner, AMVESCAP PLC (October
                                                                                  2000 - May 2003); and Director of Federal Filings
                                                                                  and Blue Sky Filings, INVESCO Funds Group, Inc.
                                                                                  (March 1994 - May 2003).

SUSAN P. KINENS                Assistant Vice President March 2003 - Present      Assistant Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                    LLC(3) (December 2002 - Present); and has held
Scottsdale, Arizona 85258                                                         various other positions with ING Funds Services,
Age: 29                                                                           LLC(3) for more than the last five years

THERESA K. KELETY              Secretary                September 2003 - Present  Counsel, ING Americas, U.S. Legal Services (April
7337 E.ast Doubletree Ranch Rd.                                                   2003 - Present). Formerly, Senior Associate with
Scottsdale, Arizona 85258                                                         Shearman & Sterling (February 2000 - April 2003).
Age: 43

HUEY P. FALGOUT, JR.           Assistant Secretary      September 2003 - Present  Chief Counsel, ING Americas, U.S. Legal Services
7337 East Doubletree Ranch Rd.                                                    (September 2003 - Present). Formerly, Counsel ING
Scottsdale, Arizona 85258                                                         U.S. Legal Services (November 2002 - September
Age: 42                                                                           2003); and Associate General Counsel, AIG American
                                                                                  General (January 1999 - November 2002).

HEALY A. WEBB                  Assistant Secretary      June 2006 - Present       Managing Paralegal, ING Funds Services, LLC(3)
7337 East Doubletree Ranch Rd.                                                    (May 2006 - Present). Formerly, Supervisor, ING
Scottsdale, Arizona 85258                                                         Funds Services, LLC(3) (August 2005 - May 2006);
Age: 36                                                                           Project Manager, ING Funds Services, LLC(3)
                                                                                  (February 2002 - August 2005); and Fund
                                                                                  Administration and Compliance Associate, Capital
                                                                                  Research and Management Company (August 1998 -
                                                                                  January 2002).

     (1) The officers hold office until the next annual meeting of Trustees and until their successors shall have been elected and qualified.

     (2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
     (3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
     (4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities.

BOARD

     The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board is comprised of experienced executives who oversee the the Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

FREQUENCY OF MEETINGS

     The Board currently conducts regular meetings four (4) times a year. The Audit Committee also meets regularly four (4) times per year, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.

COMMITTEES

     The Board has an Audit Committee whose function is to, among other things, meet with the independent registered public accounting firm of each Fund to review the scope of the Funds' audit, its financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O'Dell and Mr. Obermeyer (collectively the "Independent Directors"). Mr. Obermeyer currently serves as Chairperson and Dr. Norgaard currently serves as Vice Chairperson of the Audit Committee. The Audit Committee held four (4) meetings during the fiscal year ended May 31, 2006.

     The Board has established a Contracts Committee whose function is to consider, evaluate and make recommendations to the full Board concerning contractual arrangements with service providers to the Funds and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contracts Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairperson and Dr. DePrince currently serves as Vice Chairperson of the Contracts Committee. The Contracts Committee held six (6) meetings during the fiscal year ended May 31, 2006.

     The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Nominating Committee is willing to consider nominations for vacancies received from shareholders and will assess shareholder nominees in the same manner as it reviews its own nominees. Shareholders wishing to submit a nomination for a director at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund) in writing to the Nominating Committee, c/o the Secretary of the Funds, ING Series Fund, Inc., 7337 Doubletree Ranch Road, Scottsdale, Arizona 85258. Any recommendation made by a shareholder must contain sufficient information for the Nominating Committee to make an assessment of the candidate's suitability for the position of Independent Director. The Nominating Committee held no meetings during the fiscal year ended May 31, 2006.

     The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held no meetings during the fiscal year ended May 31, 2006.

     The Board has established a Compliance Committee for the purposes of (1) providing oversight with respect to compliance by the Funds and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Funds and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws. The Compliance Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. Norgaard currently serves as Chairperson of the Compliance Committee and Mr. O'Dell currently serves as Vice Chairperson. The Compliance Committee meets as needed. The Compliance Committee held four (4) meetings during the fiscal year ended May 31, 2006.

DIRECTOR OWNERSHIP OF SECURITIES

     Set forth in the table below is the dollar range of equity securities owned by each Director for the calendar year ended December 31, 2005.


                                                                                ING STRATEGIC
                                   INDEX PLUS                    INDEX PLUS      ALLOCATION
   NAME OF        ING BALANCED      LARGECAP      INDEX PLUS      SMALLCAP      CONSERVATIVE
  DIRECTOR            FUND            FUND       MIDCAP FUND        FUND            FUND
---------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Dr. Albert E.                         Over           Over           Over
DePrince, Jr.         None         $100,000(1)   $100,000(1)     $100,000(1)        None

Maria T.                              Over
Fighetti              None         $100,000(1)       None           None            None

Sidney Koch           None          $1-10,000        None           None            None

Edward T.             None            Over         $50,000-       $50,000-          None
O'Dell                             $100,000(1)   $100,000(1)     $100,000(1)

Joseph E.           $10,000-                       $10,000-
Obermeyer          50,000(1)          None        50,000(1)         None            None

Dr. Corine            None            None           None           None            None
T. Norgaard

                           DIRECTORS WHO ARE "INTERESTED PERSONS"

                      None            Over           Over           Over            None
J. Scott Fox                        $100,000       $100,000       $100,000

Thomas                None            Over         $50,000-         None            None
McInerney(2)                        $100,000       $100,000

                                                        AGGREGATE DOLLAR
                                                     RANGE OF SECURITIES IN
                                                         ALL REGISTERED
                                    ING STRATEGIC     INVESTMENT COMPANIES
                  ING STRATEGIC       ALLOCATION      OVERSEEN BY DIRECTOR
   NAME OF          ALLOCATION         MODERATE           IN FAMILY OF
  DIRECTOR         GROWTH FUND           FUND         INVESTMENT COMPANIES
---------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Dr. Albert E.
DePrince, Jr.          None              None           Over $100,000(1)

Maria T.
Fighetti               None              None           Over $100,000(1)

Sidney Koch            None              None              $1-10,000

Edward T.
O'Dell                 None              None           Over $100,000(1)

Joseph E.
Obermeyer              None              None          $50,000-100,000(1)

Dr. Corine
T. Norgaard            None              None            Over $100,000

                  DIRECTORS WHO ARE "INTERESTED PERSONS"

J. Scott Fox           None              None            Over $100,000

Thomas
McInerney(2)           None              None            Over $100,000


     (1) Includes the value of shares in which a Director has an indirect interest through a deferred compensation plan.

     (2)  Mr. McInerney resigned from the Board on April 28, 2006.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

     Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the Funds' adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the Funds (not including registered investment companies) as of December 31, 2005.

                             NAME OF OWNERS
                            AND RELATIONSHIP                                             VALUE OF      PERCENTAGE OF
    NAME OF DIRECTOR           TO DIRECTOR         COMPANY         TITLE OF CLASS       SECURITIES         CLASS
--------------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.            N/A               N/A                N/A               N/A            N/A
Maria T. Fighetti                  N/A               N/A                N/A               N/A            N/A
Sidney Koch                        N/A               N/A                N/A               N/A            N/A
Corine T. Norgaard                 N/A               N/A                N/A               N/A            N/A
Edward T. O'Dell                   N/A               N/A                N/A               N/A            N/A
Joseph Obermeyer                   N/A               N/A                N/A               N/A            N/A

COMPENSATION OF DIRECTORS

     Each Fund pays each Director who is not an interested person a PRO RATA share, as described below, of: (i) an annual retainer of $60,000; (ii) $7,500 for each in person meeting of the Board; (iii) $7,500 for each Contracts Committee meeting attended in person; (iv) $3,500 per attendance of any Committee meeting (except Contracts Committee) held in conjunction with a meeting of the Board and $5,000 for meetings (except Contracts Committee) not held in conjunction with a meeting of the Board; (v) $2,500 per telephonic meeting; (vi) $35,000 annual fee to the Chairperson of the Contracts Committee, $15,000 annual fee to the Chairperson of both the Audit and Compliance Committees and $5,000 annual fee to the Chairperson of the Nominating Committee (for periods in which the Committee has operated); and (vii) $20,000 annual fee to the Vice Chairperson of the Contracts Committee and $7,500 annual fee to the Vice Chairperson of both the Audit and Compliance Committees. The PRO RATA share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the Funds managed by the adviser for which the Directors serve in common as Directors.

     The following table sets forth information provided by the Funds' adviser regarding compensation of Directors by each Fund and other funds managed by the adviser and its affiliates for the fiscal year ended May 31, 2006. Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from the Funds or any other funds managed by ING Investments, or its affiliates. None of these Directors were entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                                                          ING
                               ING INDEX    ING INDEX    ING INDEX     STRATEGIC
    NAME OF          ING         PLUS         PLUS         PLUS        ALLOCATION
  PERSON AND      BALANCED     LARGECAP      MIDCAP      SMALLCAP     CONSERVATIVE
   POSITION         FUND         FUND         FUND         FUND           FUND
------------------------------------------------------------------------------------
Albert E.         $ 1,727      $ 5,435      $ 3,719      $ 1,520         $ 514
DePrince, Jr.
Director

Maria T.
Fighetti          $ 1,570      $ 4,947      $ 3,386      $ 1,419         $ 464
Director

Sidney Koch       $ 1,474      $ 4,851      $ 3,294      $ 1,327         $ 462
Director

Edward T.
O'Dell            $ 1,633      $ 5,138      $ 3,518      $ 1,475         $ 482
Director

Joseph E.
Obermeyer         $ 1,656      $ 5,195      $ 3,563      $ 1,497         $ 487
Director

Corine T.
Norgaard          $ 1,768      $ 5,577      $ 3,815      $ 1,597         $ 523
Director

                                                                                  TOTAL
                                                                              COMPENSATION
                                                               PENSION OR       FROM THE
                      ING          ING                         RETIREMENT       FUNDS AND
                   STRATEGIC    STRATEGIC      AGGREGATE        BENEFITS       ING MUTUAL
    NAME OF       ALLOCATION   ALLOCATION     COMPENSATION     ACCRUED AS        FUNDS
  PERSON AND        GROWTH      MODERATE        FROM THE      PART OF FUND    COMPLEX PAID
   POSITION          FUND         FUND          COMPANY        EXPENSES(1)    TO DIRECTORS
------------------------------------------------------------------------------------------
Albert E.          $   999       $ 1,152           N/A              N/A       $  178,250(2)
DePrince, Jr.
Director

Maria T.
Fighetti           $   907       $ 1,046           N/A              N/A       $  162,000(2)
Director

Sidney Koch        $   890       $ 1,035           N/A              N/A       $  158,750
Director

Edward T.
O'Dell             $   942       $ 1,086           N/A              N/A       $  168,250(2)
Director

Joseph E.
Obermeyer          $   954       $ 1,098           N/A              N/A       $  170,125(2)
Director

Corine T.
Norgaard           $ 1,022       $ 1,179           N/A              N/A       $  182,625
Director


     (1) Represents compensation from 39 funds (total in complex as of May 31, 2006).

     (2) Includes amounts deferred pursuant to a Deferred Compensation Plan. During the fiscal year ended May 31, 2006, Ms. Fighetti, Dr. DePrince, Mr. Obermeyer and Mr. O'Dell deferred $30,000.00, $45,349.00, 32,525.00 and $43,875.00, respectively, of their compensation from the Fund Complex.

     The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

                                 CODE OF ETHICS

     The Funds, the adviser, the sub-adviser and the Distributor have adopted a code of ethics ("Code of Ethics") or written supervisory procedures) governing personal trading activities of all Directors, Officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Funds that may arise from personal trading of securities that may be purchased or held by the Funds or of the Funds' shares. The Code of Ethics also prohibits short-term trading of a Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds' Compliance Department and to report all transactions on a regular basis. The sub-advisers has adopted its own Code of Ethics to govern the personal trading activities of its personnel.

                             PROXY VOTING PROCEDURES

     The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds' portfolio securities. The proxy voting procedures and guidelines delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the adviser, the Board has also approved the adviser's proxy voting procedures, which require the adviser to vote proxies in accordance with the Funds' proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Funds, including procedures of the adviser, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Funds voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

     Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. As of September 1, 2006, no person owned beneficially or of-record more than 25% of the Class O shares of any of the ING Funds. As of September 1, 2006, Officers and Directors of the Company owned less than 1% of the outstanding Class O shares of any of the Funds. As of that date, to the knowledge of management, no person owned beneficially or of-record more than 5% of the outstanding Class O shares of the ING Funds.


                                  CLASS AND
                                   TYPE OF                                                  PERCENTAGE    PERCENTAGE
         NAME OF FUND             OWNERSHIP                  NAME AND ADDRESS                OF CLASS       OF FUND
--------------------------------------------------------------------------------------------------------------------
   ING Strategic Allocation        Class O                 ING Investments LLC                 100%           0%
         Conservative                                       ATTN: Lydia Homer
                                                      7337 E. Doubletree Ranch Road
                                                           Scottsdale, AZ 85258

   ING Strategic Allocation        Class O                 ING Investments LLC                 100%           0%
            Growth                                          ATTN: Lydia Homer
                                                      7337 E. Doubletree Ranch Road
                                                           Scottsdale, AZ 85258

   ING Strategic Allocation        Class O                 ING Investments LLC                 100%           0%
           Moderate                                         ATTN: Lydia Homer
                                                      7337 E. Doubletree Ranch Road
                                                           Scottsdale, AZ 85258


                                    ADVISER

     The investment adviser for each Fund is ING Investments, LLC ("ING Investments" or "Adviser"), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to other investment advisers. ING Investment Management Co. ("ING IM" or "Sub-Adviser") serves as Sub-Adviser to the Funds. ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. The principal executive offices of ING Groep are located at Strawinskylaan 2631, 1077 Amsterdam, P.O. Box 810,1000 AV Amsterdam, the Netherlands.

     On February 26, 2001, the name of the Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, ING IM served as Adviser to all the Funds.

     ING Investments serves pursuant to an investment management agreement ("Investment Advisory Agreement") between ING Investments and the Company, on behalf of the Funds. The Investment Advisory Agreement requires ING Investments to oversee the provision of all investment advisory and portfolio management services for each of the Funds. Pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") ING Investments has delegated certain management responsibilities to ING IM. ING Investments oversees the investment management of ING IM.

     The Investment Advisory Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The ING Investments also provides investment research and analysis. The Investment Advisory Agreement provides that ING Investments is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

     After an initial term of two years, the Investment Advisory Agreement and Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of a Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of ING Investments or ING IM by vote cast in person at a meeting called for the purpose of voting on such approval.

     Please see the Fund's annual shareholder report dated May 31, 2006 for information regarding the basis of the Board's approval of the investment advisory and investment sub-advisory relationships.

     The Investment Advisory Agreement may be terminated without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of a Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the ING Investments. The Investment Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

                                  ADVISORY FEE

     ING Investments bears the expense of providing its services and pays the fees of the Sub-Adviser. For its services, each Fund pays ING Investments, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:


FUND                                 ADVISORY FEE
----                                 ------------
Balanced                             0.750% on the first $500 million of the Fund's average daily net assets,
                                     0.675% on the next $500 million of the Fund's average daily net assets, and
                                     0.650% of the Fund's average daily net assets in excess of $1 billion

Index Plus LargeCap                  0.450% on the first $500 million of the Fund's average daily net assets,
                                     0.425% on the next $250 million of the Fund's average daily net assets,
                                     0.400% on the next $1.25 billion of the Fund's average daily net assets, and
                                     0.375% of the Fund's average daily net assets in excess of $2 billion

Index Plus MidCap                    0.450% on the first $500 million of the Fund's average daily net assets,
                                     0.425% on the next $250 million of the Fund's average daily net assets,
                                     0.400% on the next $1.25 billion of the Fund's average daily net assets, and
                                     0.375% of the Fund's average daily net assets in excess of $2 billion

Index Plus SmallCap                  0.450% on the first $500 million of the Fund's average daily net assets,
                                     0.425% on the next $250 million of the Fund's average daily net assets,
                                     0.400% on the next $1.25 billion of the Fund's average daily net assets, and
                                     0.375% of the Fund's average daily net assets in excess of $2 billion

Strategic Allocation
Conservative                         0.800% on the first $500 million of the Fund's average daily net assets,
                                     0.775% on the next $500 million of the Fund's average daily net assets,
                                     0.750% on the next $500 million of the Fund's average daily net assets,
                                     0.725% on the next $500 million of the Fund's average daily net assets, and
                                     0.700% of the Fund's average daily net assets in excess of $2 billion

Strategic Allocation Growth          0.800% on the first $500 million of the Fund's average daily net assets,
                                     0.775% on the next $500 million of the Fund's average daily net assets,
                                     0.750% on the next $500 million of the Fund's average daily net assets,
                                     0.725% on the next $500 million of the Fund's average daily net assets, and
                                     0.700% of the Fund's average daily net assets in excess of $2 billion

Strategic Allocation  Moderate       0.800% on the first $500 million of the Fund's average daily net assets,
                                     0.775% on the next $500 million of the Fund's average daily net assets,
                                     0.750% on the next $500 million of the Fund's average daily net assets,
                                     0.725% on the next $500 million of the Fund's average daily net assets, and

FUND                                 ADVISORY FEE
----                                 ------------
                                     0.700% of the Fund's average daily net assets in excess of $2 billion

TOTAL ADVISORY FEES PAID BY THE FUNDS

The following table sets forth the total amounts the Funds paid to ING Investments for the fiscal years ended May 31, 2006, 2005 and 2004:


                                                       MAY 31,
                                                       -------
FUND                                  2006              2005              2004
----                                  ----            -------             ----
Balanced                         $     1,304,597   $     1,027,344   $       993,017
Index Plus LargeCap              $     2,201,443   $     2,126,710   $     2,120,485
Index Plus MidCap                $     1,567,443   $     1,078,505   $       635,797
Index Plus SmallCap              $       661,056   $       433,482   $       235,352
Strategic Allocation
Conservative                     $       373,136   $       350,915   $       404,938
Strategic Allocation Growth      $       748,463   $       600,395   $       589,331
Strategic Allocation Moderate    $       844,445   $       767,136   $       757,153


                         EXPENSE LIMITATION AGREEMENTS

     ING Investments has entered into expense limitation agreements with the Funds (except Balanced Fund), pursuant to which ING Investments has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, ING Investments will assume other expenses so that the total annual ordinary operating expenses of the Funds which exclude interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of each Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of ING Investments do not exceed the following expense limitations:

               FUND                                   EXPENSE LIMIT
               ----                                   -------------
               Balanced                                     N/A
               Index Plus LargeCap                         0.95
               Index Plus MidCap                           1.00
               Index Plus SmallCap                         1.00
               INC Strategic Allocation Conservative       1.15
               INC Strategic Allocation Growth             1.25
               ING Strategic Allocation Moderate           1.20

     Each Fund set forth above may at a later date reimburse ING Investments for management fees waived and other expenses assumed by ING Investments during the previous thirty-six (36) months, but only if, after such reimbursement, a Fund's expense ratio does not exceed the percentage described above. ING Investments will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

     The expense limitation agreements provide that these expense limitations shall continue until October 1, 2007. The expense limitations are contractual and, after an initial term, will automatically renew for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement to the lead Independent Director of the Company within ninety (90) days prior to the end of the then-current term for that Fund or upon termination of the Investment Advisory Agreement. The expense limitation agreements may also be terminated by the Company, without payment of any penalty, upon ninety (90) days' prior written notice to ING Investments at its principal place of business.

                                   SUB-ADVISER

     The Investment Advisory Agreement for each of the Funds provides that ING Investments, with the approval of the Board, may select and employ investment advisers to serve as sub-advisers for any of the Funds, and shall monitor the sub-adviser's investment programs and results, and coordinate the investment activities of the sub-adviser to ensure compliance with regulatory restrictions. ING Investments pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to the ING IM, executive salaries and expenses of the Directors and Officers of the Company who are employees of ING Investments or its affiliates. The ING IM pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

     Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Company are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, shareholder servicing agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value ("NAV"); taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of disposition or offering any of the portfolio securities held by a Fund; expenses of printing and distributing annual and semi-annual shareholder reports, notices and proxy materials to existing shareholders; expenses of printing and filing annual and semi-annual shareholder reports and other documents filed with governmental agencies; expenses of annual and special shareholder and director meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Company who are not employees of ING Investments or ING IM, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

     The Sub-Advisory Agreement may be terminated without payment of any penalties by ING Investments, the Board, on behalf of each Fund, or shareholders of such Fund upon 60 days' prior written notice. Otherwise, after an initial term, the Sub-Advisory Agreement will remain in effect from year to year, subject to the annual approval of the Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund, who are not parties to the sub-advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party.

     Pursuant to the Sub-Advisory Agreement between ING Investments and ING IM, ING IM acts as Sub-Adviser to the Funds. In this capacity, ING IM, subject to the supervision and control of ING Investments and the Board, on behalf of the Funds, manages the Funds' portfolio investments consistently with the Funds' investment objective, and executes any of the Funds' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Adviser. ING IM's principal address is 230 Park Avenue, New York, New York 10169. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments.

                                SUB-ADVISORY FEES

     As compensation to ING IM for its services, ING Investments pays ING IM a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

           FUND                                         SUB-ADVISORY FEE
           ----                                         ----------------
Balanced                     0.338% on the first $500 million of the Fund's average daily net assets,
                             0.304% on the next $500 million of the Fund's average daily net assets,
                             0.293% of the Fund's average daily net assets in excess of $1 billion

Index Plus LargeCap          0.203% on the first $500 million of the Fund's average daily net assets,
                             0.191% on the next $250 million of the Fund's average daily net assets,
                             0.180% on the next $1.25 billion of the Fund's average daily net assets, and
                             0.169% of the Fund's average daily net assets in excess of $2 billion

Index Plus MidCap            0.203% on the first $500 million of the Fund's average daily net assets,
                             0.191% on the next $250 million of the Fund's average daily net assets,
                             0.180% on the next $1.25 billion of the Fund's average daily net assets, and
                             0.169% of the Fund's average daily net assets in excess of $2 billion

Index Plus SmallCap          0.203% on the first $500 million of the Fund's average daily net assets,
                             0.191% on the next $250 million of the Fund's average daily net assets,
                             0.180% on the next $1.25 billion of the Fund's average daily net assets, and
                             0.169% of the Fund's average daily net assets in excess of $2 billion

Strategic Allocation         0.360% on the first $500 million of the Fund's average daily net assets,
Conservative                 0.349% on the next $500 million of the Fund's average daily net assets,
                             0.338% on the next $500 million of the Fund's average daily net assets,
                             0.326% on the next $500 million of the Fund's average daily net assets, and
                             0.315% of the Fund's average daily net assets in excess of $2 billion

Strategic Allocation         0.360% on the first $500 million of the Fund's average daily net assets,
Growth

                             0.349% on the next $500 million of the Fund's average daily net assets,
                             0.338% on the next $500 million of the Fund's average daily net assets,
                             0.326% on the next $500 million of the Fund's average daily net assets, and
                             0.315% of the Fund's average daily net assets in excess of $2 billion

Strategic Allocation         0.360% on the first $500 million of the Fund's average daily net assets,
Moderate

                             0.349% on the next $500 million of the Fund's average daily net assets,
                             0.338% on the next $500 million of the Fund's average daily net assets,
                             0.326% on the next $500 million of the Fund's average daily net assets, and
                             0.315% of the Fund's average daily net assets in excess of $2 billion


SUB-ADVISORY FEES PAID

     During the fiscal year ended May 31, 2006, 2005 and 2004 ING Investments paid ING IM as Sub-Adviser the following:


                                                                   MAY 31,
                                                                   -------
          FUND                                           2006        2005         2004
          ----                                           ----        ----         ----
          ING Balanced                               $  589,070   $  462,304   $  446,858
          ING Index Plus LargeCap                    $  990,649   $  957,017   $  954,241

          ING Index Plus MidCap                      $  705,350   $  485,327   $  286,109

          ING Index Plus SmallCap                    $  297,475   $  195,067   $  105,908
          ING Strategic Allocation Conservative      $  167,911   $  157,911   $  182,222
          ING Strategic Allocation Growth            $  336,808   $  270,177   $  340,719
          ING Strategic Allocation Moderate          $  380,000   $  345,211   $  265,199



                               PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of May 31, 2006.

                    REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                          COMPANIES                         VEHICLES                        OTHER ACCTS
                  -----------------------------------------------------------------------------------------------
   PORTFOLIO      NUMBER OF                         NUMBER OF                        NUMBER OF
    MANAGER       ACCOUNTS        TOTAL ASSETS      ACCOUNTS       TOTAL ASSETS      ACCOUNTS       TOTAL ASSETS
------------------------------------------------------------------------------------------------------------------
Omar
Aguilar,            44         $  6,980,708,124        9         $  1,159,005,574      33         $  4,923,923,636
Ph.D.

Vincent
Costa               6          $  5,265,666,729        9         $  1,159,005,574      33         $  4,923,923,636

Douglas
Cote(1)             44         $  6,980,708,124        9         $  1,159,005,574      16         $  2,315,264,535

Mary Ann
Fernandez           41         $  6,088,393,149        0                      N/A       0                      N/A

Brian
Gendreau,           41         $  6,088,393,149        0                      N/A       0                      N/A
Ph.D.

James
Kauffmann(2)        46         $  6,736,375,757       18         $  2,456,397,089      32         $  9,127,128,104


(1) 4 of these accounts with total assets of $791,488,212 have advisory fees that are also based on the performance of the accounts.
(2) 1 of these accounts with total assets of $309,979,844 has an advisory fee that is also based on the performance of the account.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

     A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. A portfolio manager may also manage accounts whose objectives and policies differ from that of the portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for Fund. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

     As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

     Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.

COMPENSATION

     For Omar Aguilar, Vincent Costa, Douglas Cote, Mary Ann Fernandez, Brian Gendreau and James B. Kauffman, the portfolio managers (each, a "Portfolio Manager" and collectively, the "Portfolio Managers") of the Funds listed above, compensation consists of (a) fixed base salary; (b) bonus which is based on ING Investment Management (ING IM) performance, 3 and 5 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

     The Portfolio Managers for the Funds listed above are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices (the S&P 500(R) Index and LBAB Index for Mr. Aguilar, Ms. Fernandez and Mr. Kauffmann as Portfolio Managers for ING Balanced Fund; the S&P 500(R) Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index for Mr. Aguilar, Mr. Costa and Mr. Cote as Portfolio Managers for ING Index Plus LargeCap, ING Plus MidCap and ING Index Plus SmallCap Funds; and the Strategic Allocation Conservative Composite, the Strategic Allocation Growth Composite and the Strategic Allocation Moderate Income Composite for Ms. Fernandez and Mr. Gendreau as Portfolio Managers for the ING Strategic Allocation Conservative, ING Strategic Allocation Growth and the ING Strategic Allocation Moderate Funds, respectively (these composites are comprised of the Russell 3000(R) Index, MSCI EAFE(R) Index and the LBAB Index)) and where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards measure investment performance versus peer groups over one- and three-year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) for all accounts managed by each team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

     Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

     Portfolio Managers whose fixed base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Funds owned by each team member as of May 31, 2006, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

                                          DOLLAR RANGE OF FUND SHARES
         PORTFOLIO MANAGER                           OWNED
---------------------------------------------------------------------
Omar Aguilar, Ph.D.                                  $1-$10,000(1)
Vincent Costa                                        None
Douglas Cote                                         $10,001-$50,000(2)
Mary Ann Fernandez                                   None
Brian Gendreau, Ph.D.                                None
James Kauffmann                                      None

(1) Represents shares held in ING Index Plus LargeCap Fund.
(2) Represents shares held in ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund.

                               RULE 12(b)-1 PLANS

     Class O shares are subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1 ("Rule 12b-1 Plan")under the 1940 Act. Under the Rule 12b-1
Plan, the Distributor is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class O shares of each Fund. The Service Fee may be used by the Distributor to compensate ING DIRECT Securities, Inc. ("ING DIRECT") for servicing and maintaining shareholder accounts. Payments under the Rule 12b-1 Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and services expenses actually incurred.

     The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Rule 12b-1 Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether the Plan should be continued. The terms and provisions of the Plans relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.

     The Rule 12b-1 Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plan. No other interested person of the Funds has a financial interest in the Plan.

     In approving the Rule 12b-1 Plan, the Board considered all the features of the distribution system, including 1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, 2) the services provided to the Funds and its shareholders by the Distributor, and 3) the Distributor's shareholder distribution-related expenses and costs. In this regard, the Board considered organizational and personnel changes at ING IM during the past year that are expected to enhance the quality of its investment operations.

     Additional cash payments may be made by the Distributor to ING Direct for providing shareholder servicing and/or distribution services. Under this arrangement, the Distributor may pay ING Direct an additional 15% of the average daily net assets of the Class O shares of each Fund above the 25% discussed above.

     Total expenses incurred by the Distributor for the costs of promotion and distribution for the following Funds paid to ING Funds Distributor, LLC for the year ended May 31, 2006 were as follows:



               DISTRIBUTION EXPENSES      CLASS O
               ---------------------      -------
              BALANCED
              Advertising               $        686
              Printing                  $     13,039
              Salaries & Commissions    $     81,461
              Broker Servicing          $     58,872
              Miscellaneous             $     62,116
              Total                     $    216,174

              INDEX PLUS LARGECAP
              Advertising               $      1,389
              Printing                  $     26,394
              Salaries & Commissions    $    156,818
              Broker Servicing          $    154,650
              Miscellaneous             $    112,271
              Total                     $    451,522

              INDEX PLUS MIDCAP
              Advertising               $        960
              Printing                  $     18,233
              Salaries & Commissions    $    109,850
              Broker Servicing          $    129,591
              Miscellaneous             $     93,385
              Total                     $    352,019

              INDEX PLUS SMALLCAP
              Advertising               $        688
              Printing                  $     13,070
              Salaries & Commissions    $     77,797
              Broker Servicing          $    102,849
              Miscellaneous             $     69,204
              Total                     $    263,608

     Class O shares for Strategic Allocation Conservative Fund, Strategic Allocation Growth Fund and Strategic Allocation Moderate Fund had not commenced operations as of the date of this SAI and therefore had not incurred any distribution expenses.

                                  ADMINISTRATOR

     ING Funds Services, LLC ("Administrator") serves as administrator for each of the Funds pursuant to an Administration Agreement with the Company. The Administrator is an affiliate of ING Investments. The address of the Administrator is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by ING Investments under the Investment Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the custodian for the Funds under the Custodian Agreement, the transfer agent for the Funds under the Transfer Agency Agreement, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring ING Investments for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds.

     The Administration Agreement may be cancelled by the Board, without payment of any penalty, by a vote of a majority of the Directors upon sixty (60) days' written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the Company.

ADMINISTRATIVE FEES PAID

     For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.08% of the Fund's average daily net assets.

     During the fiscal years ended May 31, 2006, 2005 and 2004, the Funds paid the Administrator the following total administrative services fees:


                                                       MAY 31,
                                                       -------
                 FUND                       2006         2005         2004
                 ----                       ----         ----          ----
Balanced                                 $  135,341   $  102,735   $   99,302
Index Plus LargeCap                      $  391,582   $  378,084   $  377,351
Index Plus MidCap                        $  278,658   $  191,736   $  113,031
Index Plus SmallCap                      $  117,522   $   77,064   $   41,840
ING Strategic Allocation Conservative    $   37,314   $   35,092   $   40,494
INC Strategic Allocation Growth          $   74,847   $   60,040   $   58,933
INC Strategic Allocation Moderate        $   84,445   $   76,714   $   75,716


                                    CUSTODIAN

     The Bank of New York, One Wall Street, New York, New York, 10286, serves as custodian of the Funds. The custodian does not participate in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., The Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                  LEGAL COUNSEL

     Legal matters for the Company are passed upon by Goodwin Procter LLP, Exchange Place, Boston, MA, 02109.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP serves as the independent registered public accounting firm for the Funds. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston Massachusetts 02110.

                                 TRANSFER AGENT

     DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer agent and dividend-paying agent to the Funds.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

     Subject to the supervision of the Board, ING IM is responsible for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions on those trades. It is ING IM's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position). ING IM research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

     ING IM receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services may include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. The Sub-Adviser considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of the Sub-Adviser , in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker. In those instances where it is reasonably determined that more than one broker can offer the services needed to obtain the most favorable execution available, the Sub-Adviser may also take into account the quality of research and related services by executing brokers and make a good faith determination that the brokerage commissions paid by the Fund is reasonable in light of the research and other products and services the brokerage provides. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Sub-Adviser in servicing all of its accounts; not all such services will be used by the Sub-Adviser to benefit the Funds. ING Investments or Sub-Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Funds. Under these programs, the participating broker-dealers will return to the Funds a portion of the brokerage commissions (in the form of a credit to the Funds) paid to the broker-dealers to pay certain expenses of the Funds. These commission recapture payments benefits the Funds, and not the Adviser or Sub-Adviser.

     Consistent with federal law, the Sub-Adviser may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of the Sub-Adviser, as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Sub-Adviser's opinions as to which services and which means of payment are in the long-term best interests of their clients.

     The Sub-Adviser may buy or sell the same security at or about the same time for a Fund and another advisory client of the Sub-Adviser, including clients in which affiliates of the Sub-Adviser have an interest. The Sub-Adviser normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold (or based on equity assets under management for purchase of IPOs). In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

     For the fiscal years ended May 31, 2006, 2005 and 2004, brokerage commissions were paid as follows*:


                                                            MAY 31,
                                                            -------
                     FUND                        2006         2005         2004
                     ----                        ----         ----         ----
     ING Balanced                             $  382,577   $  181,302   $  218,361
     ING Index Plus LargeCap                  $  795,780   $  370,025   $  417,998
     ING Index Plus MidCap                    $  466,609   $  308,596   $  281,189
     ING Index Plus SmallCap                  $  189,465   $  133,039   $  138,776
     ING Strategic Allocation Conservative    $   75,309   $   54,384          N/A
     ING Strategic Allocation Growth          $  254,933   $  165,391          N/A
     ING Strategic Allocation Moderate        $  239,196   $  163,716          N/A


     For the fiscal years ended May 31, 2006, 2005 and 2004, brokerage commissions in the amounts listed below were paid to firms that also provided research, statistical, or other services to the Adviser:


                                                            MAY 31,
                                                            -------
                     FUND                        2006         2005         2004
                     ----                        ----         ----         ----
     ING Balanced                             $   94,745   $   28,816          N/A
     ING Index Plus LargeCap                  $  149,576   $  234,971   $   52,907
     ING Index Plus MidCap                    $   32,714   $      973   $   21,494
     ING Index Plus SmallCap                  $       40          N/A   $  273,454
     ING Strategic Allocation Conservative    $   14,264   $    6,610   $   16,914
     ING Strategic Allocation Growth          $   49,585   $   21,329   $   16,951
     ING Strategic Allocation Moderate        $   47,689   $   20,965   $   16,578

          *    The Funds do not have any affiliated brokerage arrangements.

     The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

     During the fiscal years ended May 31, 2006, 2005 and 2004, none of the Funds used affiliated brokers to execute portfolio transactions.

     During the fiscal year ended May 31, 2006, the following Funds acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents. The holdings of securities of such brokers and dealers were as follows as of fiscal year ended March 31, 2006:

                                                                                         MARKET
     FUND                                           SECURITY DESCRIPTION                 VALUE
     ----                                           --------------------                 ------
     ING Balanced                                   Bank of America Corp.                $   4,471,592
                                                    Bear Stearns and Cos, Inc.           $     909,665
                                                    Citigroup, Inc.                      $   2,588,595
                                                    Goldman Sachs Group, Inc.            $   1,335,908
                                                    JPMorgan Chase & Co.                 $   1,742,447
                                                    Lehman Brothers Holdings, Inc.       $   1,322,947
                                                    Merrill Lynch & Co.                  $     806,646
                                                    Morgan Stanley                       $   1,525,490

     ING Index Plus LargeCap                        Bank of America Corp.                $   7,995,390
                                                    Bear Stearns                         $   2,527,875
                                                    Goldman Sachs                        $   5,358,725
                                                    JPMorgan Chase & Co.                 $   5,283,096
                                                    Lehman Brothers                      $   3,656,889
                                                    Merrill Lynch & Co., Inc.            $   2,349,705
                                                    Morgan Stanley                       $   5,267,427
                                                    Prudential Bache Securities, Inc.    $   3,879,843

     ING Index Plus MidCap                          Jefferies Group, Inc.                $     945,563

     ING Index Plus SmallCap                        Investment Technologies Group, Inc.  $     855,515
                                                    Piper Jaffray, Inc.                  $     568,787

     ING Strategic Allocation Conservative          Bank of America Corp.                $     444,261
                                                    Barclays Bank                        $      34,755
                                                    Bear Stearns                         $      80,250
                                                    BNP Paribas                          $      98,358
                                                    Citigroup, Inc.                      $     346,882
                                                    Credit Suisse First Boston Corp      $     429,891
                                                    Deutsche Bank                        $      35,709
                                                    Goldman Sachs                        $     196,235
                                                    HSBC Bank                            $     119,650
                                                    Investment Technology Group          $       1,892
                                                    JPMorgan Chase & Co.                 $     400,777
                                                    Lehman Brothers                      $      82,547
                                                    Merrill Lynch                        $     227,481
                                                    Morgan Stanley                       $     185,418
                                                    Prudential Financial, Inc.           $     131,740
                                                    UBS AG                               $      54,553
                                                    Wachovia                             $     184,633

     ING Strategic Allocation Growth                Bank of America Corp.                $   1,662,289
                                                    Barclays Bank PLC                    $      17,620
                                                    Bear Stearns Cos., Inc.              $     329,652

                                                    BNP Paribas                          $     273,627
                                                    Citigroup, Inc.                      $   1,099,638
                                                    Credit Suisse First Boston Corp.     $     129,146
                                                    Deutsche Bank AG                     $     178,659
                                                    Goldman Sachs Group, Inc.            $     649,085
                                                    HSBC Bank PLC                        $      51,250
                                                    Investment Technology Group          $      20,339
                                                    JPMorgan Chase & Co.                 $     732,325
                                                    Lehman Brothers Holdings, Inc.       $     439,616
                                                    Merrill Lynch & Co., Inc.            $     377,307
                                                    Morgan Stanley                       $     738,422
                                                    Raymond James Financial, Inc.        $      70,344
                                                    Suntrust Alternative Loan Trust      $       1,147
                                                    UBS AG                               $     319,360
                                                    Wachovia Corp.                       $     409,037

     ING Strategic Allocation Moderate              Bank of America Corp.                $   1,379,166
                                                    Barclays Bank PLC                    $      42,770
                                                    Bear Stearns Cos., Inc.              $     307,625
                                                    BNP Paribas                          $     250,623
                                                    Citigroup, Inc.                      $   1,127,751
                                                    Credit Suisse First Boston Corp.     $      44,918
                                                    Deutsche Bank AG                     $     138,458
                                                    Goldman Sachs Group, Inc.            $     656,633
                                                    HSBC Bank PLC                        $     128,125
                                                    Investment Technology Group, Inc.    $      13,717
                                                    JPMorgan Chase & Co.                 $     952,431
                                                    Lehman Brothers Holdings, Inc.       $     462,940
                                                    Merrill Lynch & Co., Inc.            $     470,975
                                                    Morgan Stanley                       $     818,348
                                                    Prudential Financial, Inc.           $     461,393
                                                    Raymond James Financial, Inc.        $      46,896
                                                    UBS AG                               $     250,033
                                                    Wachovia Corp.                       $     466,677

                        PURCHASE AND REDEMPTION OF SHARES

     Class O shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class O shares are redeemed at the applicable NAV next determined after a redemption request is received, as described in the Prospectus.

     Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits for the protection of shareholders of a Fund.

     Certain brokers or other designated intermediaries such as third party administrators or plan trustees may accept purchase and redemption orders on behalf of the Funds. The transfer agent will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such order may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.

     If you invest in a Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

     Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

     A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

     Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

                        SHAREHOLDER ACCOUNTS AND SERVICES

SHAREHOLDER ACCOUNTS AND SERVICES SYSTEMATIC INVESTMENT

     The Systematic Investment feature, using the Electronic Funds Transfer ("EFT") capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

SHAREHOLDER INFORMATION

     The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual shareholder reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

     Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

CROSS INVESTING

     Cross investing may only be made in the Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-866-BUY-FUND (866-289-3863).

     DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

     SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

     Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-992-0180.

SIGNATURE GUARANTEE

     A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

     A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("NYSE MSP"). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

     As noted in the Prospectuses, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

     Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Funds' Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

     The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

     If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's NAV.

     Options on securities, currencies, futures and other financial instruments purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

     The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by the applicable Fund's custodian bank or other broker-dealers or banks approved by that Fund, on each date that the NYSE is open for business.

     The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. A Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

     In computing the NAV for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

     Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to its Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to a Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

                               TAX CONSIDERATIONS

     The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Code, Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

     Each Fund intends to qualify annually as a regulated investment company ("RIC") under the provisions of Subchapter M of the Code. To so qualify and to be taxed as a RIC, each Fund generally must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale of other disposition of foreign currencies, net income dividend from an interest in a qualified publicly traded partnership, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or of our more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

     The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

     As a RIC, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

     If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income or as qualifying dividends eligible for a reduced rate of tax as discussed below. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

DISTRIBUTIONS

     Dividends of investment company taxable income (including short-term capital gains) are generally taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent that such distributions are attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

     Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies and passive foreign investment companies are not treated as "qualified foreign corporations."

     Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

     Distributions by a Fund reduce the NAV of the Fund shares. Should a distribution reduce the NAV below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT

     Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

     Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

     Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

     A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment- type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Gain from the sale of PFIC stock as well as certain distributions from a PFIC are treated as excess distributions. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends ".

FOREIGN WITHHOLDING TAXES

Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass thorough" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxed paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxed in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitation. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within sixty (60) days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

     Generally, a credit for foreign taxes is subject to the limitations that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six
(46) days in the case of preferred shares) during the thirty-one (31) day period (ninety-one (91) day period for preferred shares) beginning fifteen (15) days (forty-five (45) days for preferred shares) before the shares become ex-dividend. If a Fund is not eligible to make the election to "pass-through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

     The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain options and financial contracts in which the Funds may invest are "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position, if the position is held throughout the sixty (60) day period beginning on the day such transaction was closed and if certain other conditions were met.

     Under recently enacted tax law, certain hedging activities may cause a dividend, that would otherwise be subject to the lower tax rate applicable to "qualifying dividend," to instead be taxed at the tax rate of tax applicable to ordinary income.

     Requirements relating to each Fund's tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AND SHORT SALES AGAINST THE BOX

     If a Fund sells securities short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

     It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies. When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies fees and expenses.

SALE OR OTHER DISPOSITION OF SHARES

     Upon the sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending upon such shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hand, which generally may be eligible for reduced federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six (6) months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. As noted above, the current maximum tax rate on long-term capital gains for individual taxpayers is 15% on long-term capital gains.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a RIC, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another RIC and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

     Each Fund generally will be required to withhold of federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders may be exempt from U.S. tax through 2007 to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Fund elects to follow certain procedures. Each Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

     Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to individual shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                                   DISTRIBUTOR

     Shares of the Funds are distributed by the Distributor, pursuant to an underwriting agreement between the Company on behalf of the Funds and the Distributor ("Underwriting Agreement"). The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Company and the Distributor have agreed to indemnify each other against certain liabilities. At the direction of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended ("1933 Act"). After an initial term, the Underwriting Agreement will remain in effect for two years from its inception date and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. See the Prospectuses for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor is not an expense of the Funds and has no effect on the NAV of the Funds. The Distributor's address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Distributor is a Delaware corporation and is an affiliate of ING Investments and an indirect wholly-owned subsidiary of ING Groep.

     The Distributor may, at its discretion, pay additional cash compensation to its employee sales staff for sales by certain broker-dealers or "focus firms." The Distributor may pay up to an additional 0.10% to its employee sales staff for sales that are made by registered representatives of these focus firms. As of the date of this SAI, the focus firms are: A.G. Edwards & Sons, Inc.; Advantage Capital Corporation; AIG Financial Advisors, Inc.; American General Securities, Inc.; Banc of America Investment Services, Inc.; Banc of America Securities LLC; Banc One Securities Corporation; Chase Investment Services; Citigroup Global Markets, Inc; Citistreet Equities LLC; Financial Network Investment Corporation; FSC Securities Corporation; H & R Block Financial Advisors LLC; ING Financial Partners, Inc.; JP Morgan Investment, LLC; JP Morgan Securities, Inc.; Linsco Private Ledger Financial Services; Merrill Lynch, Morgan Stanley & Co. Inc.; Morgan Stanley Dean Witter; Multi-Financial Securities Corporation; PrimeVest Financial Services, Inc.; Prudential Investment Management Services, LLC; Prudential Retirement Brokerage Services, Inc.; Prudential Securities; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Dain Rauscher, Inc.; Royal Alliance Associates, Inc.; UBS Financial Services, Inc.; Wachovia Bank; Wachovia Brokerage Services, Inc.; Wachovia Securities Financial Network, Inc.; Wachovia Securities LLC; Wells Fargo Bank; Wells Fargo Bank N.A.; and Wells Fargo Investments LLC.

     For the fiscal year ended May 31, 2006, the Distributor recovered the following amounts in sales charges in connection with the sale of shares:


                              FUND                         TOTAL UNDERWRITING FEES
                              ----                         -----------------------
               Balanced                                         $    628,994
               Index Plus LargeCap                              $  1,323,311
               Index Plus MidCap                                $  1,103,452
               Index Plus SmallCap                              $    490,822
               ING Strategic Allocation Conservative            $    126,238
               ING Strategic Allocation Growth                  $    275,201
               ING Strategic Allocation Moderate                $    317,723



     For the fiscal year ended May 31, 2005, the Distributor recovered the following amounts in sales charges in connection with the sale of shares:

                              FUND                         TOTAL UNDERWRITING FEES
                              ----                         -----------------------
               Balanced                                         $    395,530
               Index Plus LargeCap                              $  1,266,629
               Index Plus MidCap                                $    799,602
               Index Plus SmallCap                              $    352,390
               ING Strategic Allocation Conservative            $     98,862
               ING Strategic Allocation Growth                  $    170,056
               ING Strategic Allocation Moderate                $    220,035


     For the fiscal year ended May 31, 2004, fees were paid to the Distributor as follows:

                              FUND                         TOTAL UNDERWRITING FEES
                              ----                         -----------------------
               Balanced                                         $    277,575
               Index Plus LargeCap                              $  1,090,515
               Index Plus MidCap                                $    469,142
               Index Plus SmallCap                              $    196,817
               ING Strategic Allocation Conservative            $     88,803
               ING Strategic Allocation Growth                  $    126,447
               ING Strategic Allocation Moderate                $    161,223


     The following table shows all commissions and other compensation received by each principal underwriter who is an affiliated person of the Funds or an affiliated person of that affiliated person, directly or indirectly, from the Funds during the Funds most recent fiscal year:


                                                                COMPENSATION ON
                                                   NET          REDEMPTIONS AND
                              NAME OF          UNDERWRITING      REPURCHASES
                             PRINCIPAL        DISCOUNTS AND      (FOR CLASS O         BROKERAGE           OTHER
          FUND              UNDERWRITER        COMMISSIONS          SHARES)          COMMISSIONS       COMPENSATION
  ---------------------  ----------------   ----------------   ----------------   ----------------   ----------------
  Balanced                  ING Funds       $          9,764   $            683   $          3,214   $              0
                         Distributor, LLC

  Index Plus                ING Funds       $         13,058   $          4,774   $          2,190   $              0
  LargeCap               Distributor, LLC

  Index Plus                ING Funds       $         18,390   $          5,391   $          7,732   $              0
  MidCap                 Distributor, LLC

  Index Plus                ING Funds       $         12,791   $          5,359   $          2,380   $              0
  SmallCap               Distributor, LLC

  Strategic                 ING Funds       $          1,491                N/A   $             53   $              0
  Allocation             Distributor, LLC
  Conservative

  Strategic                 ING Funds       $         16,484   $             95   $            699   $              0
  Allocation             Distributor, LLC
  Growth

  Strategic                 ING Funds       $          6,722   $            176   $            679   $              0
  Allocation             Distributor, LLC
  Moderate

     (1)  Negative commission would be due to corrective processing.

                         CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN QUOTATION

     Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one (1), five (5) and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                            P(1 + T)(TO THE POWER OF n) = ERV

Where: P     = a hypothetical initial payment of $1,000,
       T     = the average annual total return,
       n     = the number of years, and
       ERV   = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

     All total return figures assume that all dividends are reinvested when paid.

     From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period. These figures reflect changes in the price of a Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one-, five- and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION

     Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one (1), five
(5) and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                         P(1 + T)(TO THE POWER OF n) - ATV SUB(D)

Where: P                       = a hypothetical initial payment of $1,000,
       T                       = the average annual total return (after taxes on
                                 distributions),
       n                       = the number of years, and
       ATV(TO THE POWER OF n)  = ending value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

     All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

     From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in a Fund from the beginning date of the measuring period. These figures reflect changes in the price of a Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the

Fund. Figures will be given for one-, five- and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of a Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION

     Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one (1), five (5) and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                           P(1 + T) (TO THE POWER OF n) = ATV SUB(DR)

Where: P           = a hypothetical initial payment of $1,000,
       T           = the average annual total return (after taxes on
                     distributions),
       n           = the number of years, and
       ATV SUB(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods (or fractional portion), after taxes on Fund distributions and redemption.

     All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

     From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

     A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

DIVIDEND YIELD

     A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund.

ADDITIONAL PERFORMANCE QUOTATIONS

     Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge, if any, but may also show total return without giving effect to that charge. Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

     In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class O Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY and THE WALL STREET JOURNAL. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

     Class O shares were first offered on August 1, 2001. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Currently only International Growth Fund, Global Science and Technology Fund, Bond Fund, Balanced Fund, Index Plus Large Cap Fund, Index Plus Mid Cap Fund, Index Plus Small Cap Fund, Strategic Allocation Conservative Fund, Strategic Allocation Growth Fund and Strategic Allocation Moderate Fund offer Class O shares to the public. This SAI only discusses Class O shares for Balanced Fund, Index Plus LargeCap Fund, Index Plus MidCap Fund, Index Plus SmallCap Fund, Strategic Allocation Conservative Fund, Strategic Allocation Growth Fund and Strategic Allocation Moderate Fund.


     The average annual total returns from commencement of operations to May 31, 2006 are as follows:

FUND NAME                                      1 YEAR             5 YEARS          10 YEARS      SINCE INCEPTION     INCEPTION DATE
---------                                      ------             -------          --------      ---------------     --------------
BALANCED                                                                                                               9/15/2004
Class O                                         3.94%               --                --               6.26%
Class O (after taxes on                         2.28%               --                --               4.97%
distributions)
Class O (after taxes on                         3.78%               --                --               4.98%
distributions and sale of Fund
shares)
INDEX PLUS LARGECAP
  Class O                                       7.11%               --                --               1.68%           08/01/2001
  Class O (after taxes on                       6.98%               --                --               1.45%
  distributions)
  Class O (after taxes on                       4.80%               --                --               1.33%
  distributions and sale of Fund
  shares)
INDEX PLUS MIDCAP
  Class O                                      13.85%               --                --               9.11%           08/01/2001

  Class O (after taxes on                      13.05%               --                --               8.86%

FUND NAME                                     1 YEAR            5 YEARS      10 YEARS      SINCE INCEPTION    INCEPTION DATE
---------                                     ------            -------      --------      ---------------    --------------
  distributions)
  Class O (after taxes on                      9.90%                --             --            7.86%
  distributions and sale of Fund
  shares)
INDEX PLUS SMALLCAP
  Class O                                     16.39%                --             --           11.28%           08/01/2001
  Class O (after taxes on                     16.04%                --             --           10.99%
  distributions)
  Class O (after taxes on
  distributions and sale of Fund              11.09%                --             --            9.74%
  shares)
STRATEGIC ALLOCATION CONSERVATIVE (1)
  Class A(2)                                  (2.15)%             1.91%            --            3.93%           01/20/1997
  Class A (after taxes on
  distributions) (2)                          (3.17)%             1.12%            --            2.35%
  Class A (after taxes on
  distributions and sale of Fund
  shares) (2)                                 (0.67)%             1.23%            --            2.47%
STRATEGIC ALLOCATION GROWTH (1)
  Class A(2)                                   2.75%              1.87%            --            3.87%           01/20/1997
  Class A (after taxes on
  distributions) (2)                           2.62%              1.67%            --            2.46%
  Class A (after taxes on
  distributions and sale of Fund
  shares) (2)                                  1.95%              1.51%            --            2.52%
STRATEGIC ALLOCATION MODERATE(1)
  Class A(2)                                   0.14%              1.89%            --            3.67%           01/20/1997
  Class A (after taxes on
  distributions) (2)                          (0.14)%             1.49%            --            2.40%
  Class A (after taxes on
  distributions and sale of Fund
  shares) (2)                                  0.29%              1.40%            --            2.42%


(1) Class O shares for Strategic Allocation Conservative, Strategic Allocation Growth and Strategic Allocation Moderate had not commenced operations as of the date of this SAI. The figures above provide information for Class A shares of the Funds.

(2)  Assuming payment of the front-end sales load.

                              FINANCIAL STATEMENTS

     The Financial Statements and the independent registered public accounting firm's reports, thereon, appearing in the Funds' annual shareholder report for the period ended May 31, 2006 are incorporated by reference in this SAI. The Funds' annual and semi-annual shareholder reports may be obtained without charge by contacting ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

                                   APPENDIX A

                                        A

                                    ING FUNDS

                                   ----------

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          EFFECTIVE DATE: JULY 29, 2003
                          REVISION DATE: MARCH 30, 2006

                                   ----------

I.   INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.  DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

----------

(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

III. APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 3. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures (the "Adviser Procedures") must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.  VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

     A.   Routine Matters

     The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

     B.   Matters Requiring Case-by-Case Consideration

     The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

     Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

     Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

     The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

          1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

          In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

          2.   NON-VOTES: Votes in Which No Action is Taken

          The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

          Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

          Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in
          Section IV.B. above and Section V. below.

          3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

          If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures), in substantially the form attached hereto as EXHIBIT 2. As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

          If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or a participating Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist, except that, upon Counsel's finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

          If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.   CONFLICTS OF INTEREST

In any case in which there appears to be a conflict of interest with respect to the Agent's recommendation on a matter requiring case-by-case consideration, no action shall be taken on such matter (I.E., a "Non-Vote"). In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report when so required, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote Within

Guidelines so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.  REPORTING AND RECORD RETENTION

     A.   Reporting by the Funds

          Annually in August, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

     B.   Reporting to the Boards

          At each regularly scheduled meeting, the Board will receive a report from the Adviser's Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, (1) that was voted Out-of-Guidelines; and (2) for which the Proxy Group initially recommended a vote Out-of-Guidelines, but which was ultimately voted Within Guidelines in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending, an Out-of-Guidelines Vote.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS
                          PROXY VOTING OF THE ING FUNDS

ISSUER:
MEETING DATE:

1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal? This does not include former business relationships with which you have had no communication for at least one year and have no expectation of future or ongoing communication.
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

2. To your knowledge, (1) does any ING Entity have a Material Business Relationship with the Issuer or (2) is any ING Entity actively seeking to have a Material Business Relationship with the Issuer?
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

NAME:                                            DATE:

CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

DEFINITIONS:

AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the Issuer; (B) any company 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the Issuer; (D) any officer, director, partner, copartner, or employee of the Issuer; (E) if the Issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the Issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC, ING Funds Distributor, LLC, ING Investment Management Co., ING Investment Management Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.

ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, merger partner, subsidiary or parent, or company under common control, but does not include entities associated with the Issuer solely through the provision of consulting, advisory or other professional services.

MATERIAL BUSINESS RELATIONSHIP means, but, subject to review by Counsel, may not be limited to, a relationship which you know to constitute (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER ("5% Issuer") (except that an Issuer's affiliation with a 5% Issuer shall not constitute a DE FACTO conflict of interest for ING with the first Issuer).

       ** PLEASE RETURN TO ING FUNDS PROXY COORDINATOR AT 480-477-2786 OR
                        proxycoordinator@ingfunds.com **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                   ----------

                             PROXY VOTING PROCEDURES

                                   ----------

I.   INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.  ROLES AND RESPONSIBILITIES

     A.   Proxy Coordinator

     The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

     Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

     Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

     B.   Agent

     An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

     The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation, Proxy and Brokerage Committee ("Committee").

     The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

     Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

     C.   Proxy Group

     The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

     A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund's Procedures and Guidelines.

     A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

     For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and
     (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

     If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

     If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

     The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

     D.   Investment Professionals

     The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III. VOTING PROCEDURES

     A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

     B.   Routine Matters

     The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

     C.   Matters Requiring Case-by-Case Consideration

     The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

     Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

     Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

          1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

          In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

          2.   NON-VOTES: Votes in Which No Action is Taken

          The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy

          Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

          Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

          Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

          3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

          If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

          4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.  ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

     A.   Assessment of the Agent

          The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the

          Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

          Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

     B.   Conflicts of Interest

          The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.   REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

        NAME                                      TITLE OR AFFILIATION
Stanley D. Vyner               Chief Investment Risk Officer and Executive Vice President,
                               ING Investments, LLC

Todd Modic                     Senior Vice President, ING Funds Services, LLC and ING
                               Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson                 Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos                   Proxy Coordinator for the ING Funds and Manager - Special
                               Projects, ING Funds Services, LLC

Julius Drelick                 Head of Product Strategy, ING Funds Services, LLC

Theresa K. Kelety, Esq.        Counsel, ING Americas US Legal Services

Steve Wastek, Esq.             Counsel, ING Americas US Legal Services


Effective as of May 27, 2005

                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                   ----------

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

                                   ----------

I.   INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives. The Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.  GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES
These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat. Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation.

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Voting on director nominees in uncontested elections not subject to specific          Case-by-Case
policies described herein

Voting on independent outside director nominees in any cases in which                 Case-by-Case
application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence

Votes from a nominee who, during both of the most recent two years, attended            Withhold
less than 75 percent of the board and committee meetings without a valid reason for the absences. Do not withhold votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Votes from a nominee in connection with poison pill considerations (E.G.,               Withhold
failure to remove restrictive features or ensure expiration or submission to shareholders for vote) only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee

Provided that a nominee served on the board during the relevant time period,            Withhold
votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.
However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

Voting on a nominee who has not acted upon WITHHOLD votes representing a              Case-by-Case
majority of the votes cast at the previous annual meeting

Votes from inside directors or affiliated outside directors who sit on the audit        Withhold
committee

Votes from inside directors or affiliated outside directors who sit on the          Do Not Withhold
nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

Votes from inside directors or affiliated outside directors if the full board       Do Not Withhold
serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions
(E.G., performance of relevant

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect",      Do Not Withhold
votes on nominees who sit on the compensation committee or from the pay package recipient.

     -    Compensation committee members who served during the relevant time          Case-by-Case
          period if the Agent has raised other considerations regarding compensation practices, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member

Independent outside director nominees serving on the audit committee, but if               For
total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote against auditor ratification if concerns exist regarding such fees, E.G., that remuneration for the non-audit work is so lucrative as to taint the auditor's independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority         Case-by-Case
independent. Inside director or affiliated outside director nominees in cases in which the full board is not majority independent, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence. When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to WITHHOLD or vote FOR nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Nominees who sit on up to (and including) seven public company boards, unless              For
the nominee is also CEO of a public company, in which case the public company board threshold shall be four

Nominees who are not public company CEOs but sit on more than seven public            Case-by-Case
company boards, or public company CEO nominees who sit on more than four public company boards

Proposals Regarding Board Composition or Board Service

     -    Shareholder proposals to impose new board structures or policies,              Against
          including those requiring that the positions of Chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          been identified.

     -    Management proposals to adopt or amend board structures or policies,             For
          except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders' rights.

     -    Shareholder proposals seeking more than a simple majority of                   Against
          independent directors

     -    Shareholder proposals asking that board compensation and/or nominating         Against
          committees be composed exclusively of independent directors

     -    Shareholder proposals to limit the number of public company boards on          Against
          which a director may serve

     -    Shareholder proposals that seek to redefine director independence or           Against
          directors' specific roles (E.G., responsibilities of the lead director)

     -    Shareholder proposals requesting creation of additional board                  Against
          committees or offices, except as otherwise provided for herein

     -    Shareholder proposals that seek creation of an audit, compensation or            For
          nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee)

     -    Shareholder proposals to limit the tenure of outside directors                 Against

     -    Shareholder proposals to impose a mandatory retirement age for outside         Against
          directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors

Shareholder proposals requiring directors to own a minimum amount of company             Against
stock in order to qualify as a director or to remain on the board

Director and Officer Indemnification and Liability Protection                         Case-by-Case

     -    Limit or eliminate entirely directors' and officers' liability for             Against
          monetary damages for violating the duty of care

     -    Proposals that would expand coverage beyond just legal                         Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

     -    Proposals providing such expanded coverage in cases when a director's            For
          or officer's legal defense was unsuccessful if:

          (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
          (2)  Only if the director's legal expenses would be covered

PROXY CONTESTS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for director nominees in contested elections                                   Case-by-Case

Reimburse proxy solicitation expenses                                                 Case-by-Case

AUDITORS

Management proposals to ratify auditors, except in cases of high non-audit fees            For
Non-Audit Services

     -    Approval of auditors when total non-audit fees exceed the total of          Case-by-Case
          audit fees, audit-related fees and tax compliance and preparation fees. Vote AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote
          AGAINST.

Auditor Independence

     -    Shareholder proposals asking companies to prohibit their auditors from      Case-by-Case
          engaging in non-audit services or capping the level of non-audit services

Audit Firm Rotation

     -    Shareholder proposals asking for mandatory audit firm rotation                 Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

     -    Proposals to classify                                                          Against

     -    Proposals to repeal classified boards and to elect all directors                 For
          annually

Shareholder Ability to Remove Directors

     -    Proposals that provide that directors may be removed only for cause            Against

     -    Proposals to restore shareholder ability to remove directors with or             For
          without cause

     -    Proposals that provide that only continuing directors may elect                Against
          replacement to fill board vacancies

     -    Proposals that permit shareholders to elect directors to fill board              For
          vacancies

Cumulative Voting

     -    Management proposals to eliminate cumulative voting, unless the                  For
          company maintains a classified board of directors

     -    Shareholder proposals to restore or permit cumulative voting, in cases           For
          in which the company maintains a classified board of directors

Time-Phased Voting

     -    Proposals to implement time-phased or other forms of voting that do            Against
          not promote a one share, one vote standard

     -    Proposals to eliminate such forms of voting                                      For

Shareholder Ability to Call Special Meetings

     -    Proposals to restrict or prohibit shareholder ability to call special          Against
          meetings

     -    Proposals that remove restrictions on the right of shareholders to act           For
          independently of management

Shareholder Ability to Act by Written Consent

     -    Proposals to restrict or prohibit shareholder ability to take action           Against
          by written consent

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Proposals to allow or make easier shareholder action by written                  For
          consent

Shareholder Ability to Alter the Size of the Board

     -    Proposals that seek to fix the size of the board                            Case-by-Case

     -    Proposals that give management the ability to alter the size of the            Against
          board without shareholder approval

TENDER OFFER DEFENSES

Poison Pills

     -    Proposals that ask a company to submit its poison pill for shareholder           For
          ratification, or to redeem its pill in lieu thereof, unless:

          (1)  shareholders have approved adoption of the plan,                          Against
          (2)  a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or
          (3)  the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate

     -    Shareholder proposals to redeem a company's poison pill                     Case-by-Case

     -    Management proposals to ratify a poison pill                                Case-by-Case

Fair Price Provisions

     -    Proposals to adopt fair price provisions                                    Case-by-Case

     -    Fair price provisions with shareholder vote requirements greater than          Against
          a majority of disinterested shares

Greenmail

     -    Proposals to adopt antigreenmail charter or by law amendments or                 For
          otherwise restrict a company's ability to make greenmail payments

     -    Antigreenmail proposals when they are bundled with other charter or         Case-by-Case
          by law amendments

Pale Greenmail                                                                        Case-by-Case

Unequal Voting Rights

     -    Dual-class exchange offers                                                     Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Dual-class recapitalizations                                                   Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

     -    Management proposals to require a supermajority shareholder to approve         Against
          charter and bylaw amendments

     -    Shareholder proposals to lower supermajority shareholder vote                    For
          requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal

Supermajority Shareholder Vote Requirement to Approve Mergers

     -    Management proposals to require a supermajority shareholder vote to            Against
          approve mergers and other significant business combinations

     -    Shareholder proposals to lower supermajority shareholder vote                    For
          requirements for mergers and other significant business combinations

White Squire Replacements                                                                  For

Amendments to Corporate Documents

     -    Unless recommended by the Agent or Investment Professional as a                Against
          condition to a major transaction such as a merger, proposals seeking to remove shareholder approval requirements by:

          (1) moving article provisions to portions of the charter not requiring shareholder approval or
          (2) in corporate structures such as holding companies, removing provisions in an active subsidiary's charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

     -    Proposals for charter amendments that may support board entrenchment,          Against
          particularly if the proposal is bundled or the board is classified

     -    Proposals seeking charter or bylaw amendments to remove anti-takeover            For
          provisions

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
MISCELLANEOUS

Shareholder proposals to adopt confidential voting, use independent tabulators,            For
and use independent inspectors of election

Management proposals to adopt confidential voting                                          For

Open Access

     -    Shareholder proposals seeking open access to management's proxy             Case-by-Case
          material in order to nominate their own candidates to the board

Majority Voting Standard

     -    Management proposals seeking election of directors by the affirmative            For
          vote of the majority of votes cast in connection with a meeting of shareholders

     -    Shareholder proposals seeking adoption of the majority voting standard         Against

     -    Proposals seeking adoption of the majority voting standard for issuers      Case-by-Case
          with a history of board malfeasance

Bundled or "Conditioned" Proxy Proposals                                              Case-by-Case

Shareholder Advisory Committees                                                       Case-by-Case

Management proposals for Other Business, in connection with proxies of U.S.                For
issuers, except in connection with a proxy contest in which a Fund is not voting in support of management

Proposals to lower quorum requirements for shareholder meetings below a majority      Case-by-Case
of the shares outstanding

CAPITAL STRUCTURE

Common Stock Authorization

     -    Proposals to increase the number of shares of common stock, taking          Case-by-Case
          into consideration whether intention exists to significantly dilute shareholders proportionate interest or to be unduly dilutive to shareholders' proportionate interest. Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (E.G., rationale and prudent historical usage), will generally be utilized in

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          evaluating such proposals.

          -    Proposals to authorize capital increases within the Agent's                 For
               allowable thresholds or those in excess but meeting Agent's qualitative standards. Consider on a CASE-BY-CASE basis those requests failing the Agent's review for proposals in connection with which a contrary recommendation from the Investment
               Professional(s) has been received and is to be utilized.

          -    Proposals to authorize capital increases within the Agent's                 For
               allowable thresholds or those in excess but meeting Agent's qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a
               CASE-BY-CASE basis if a contrary recommendation from the
               Investment Professional(s) has been received and is to be
               utilized.

          -    Proposals to authorize capital increases exceeding the Agent's              For
               thresholds when a company's shares are in danger of being
               delisted or if a company's ability to continue to operate as a going concern is uncertain.

     -    Proposals to increase the number of authorized shares of the class of          Against
          stock that has superior voting rights in companies that have dual-class capitalization structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s)
          is a condition of such favorable proposal(s)

     -    Shareholder proposals to eliminate dual class capital structures with            For
          unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights, and consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s)

Stock Distributions: Splits and Dividends

     -    Management proposals to increase common share authorization for a                For
          stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a
          CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the
          Investment Professional(s) has been received and is to be utilized

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Reverse Stock Splits

     -    Management proposals to implement a reverse stock split when the                 For
          number of shares authorized for issue is proportionately reduced

     -    Proposals to implement a reverse stock split that do not                    Case-by-Case
          proportionately reduce the number of shares of authorized for issue

Preferred Stock

     -    Proposals authorizing the issuance of preferred stock or creation of           Against
          new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock) ), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal

     -    Proposals to issue or create blank check preferred stock in cases                For
          where the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment
          Professional so recommends because the issuance is required to effect a merger or acquisition proposal

     -    Proposals to issue or authorize preferred stock in cases where the               For
          company specified the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

     -    Proposals to increase the number of blank check preferred shares after      Case-by-Case
          analyzing the number of preferred shares available for issue given a company's industry performance in terms of shareholder returns

Shareholder proposals to have blank check preferred stock placements, other than           For
those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification

Management Proposals to Reduce the Par Value of Common Stock                               For

Shareholder Proposals that Seek Preemptive Rights or Management Proposals that        Case-by-Case
Seek to Eliminate Them

Debt Restructuring                                                                    Case-by-Case

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
                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Share Repurchase Programs                                                                  For

Management Proposals to Cancel Repurchased Shares                                          For

Tracking Stock                                                                        Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation and employee benefit plans, unless otherwise       Case-by-Case
provided for herein, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

     - Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, but consider plans CASE-BY-CASE if the Agent raises other considerations with respect to the plan.

     -    Proposals seeking approval of plans for which the Agent suggests cost       Case-by-Case
          assessment may not be possible due to the issuer's method of disclosing shares allocated to the plan(s)

     -    Proposals for plans with costs within the cap if the considerations              For
          raised by the Agent pertain solely to equity compensation burn rate or pay for performance

     -    Proposals for plans administered by potential grant recipients                 Against

     -    Proposals for plans for which the Agent raises other considerations         Case-by-Case
          not otherwise provided for herein

Restricted Stock Plans

     -    Proposals for restricted stock plans, or the issuance of shares in          Case-by-Case
          connection with such plans, considering factors such as level of disclosure and adequacy of vesting or performance requirements.
          Proposals for plans that do not meet the Agent's criteria in this regard may be supported, but vote AGAINST if disclosure is provided regarding neither vesting nor performance requirements.

Management Proposals Seeking Approval to Reprice/Replace Options, considering         Case-by-Case
rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms

     -    Proposals that meet the Agent's criteria for acceptable                          For
          repricing/replacement transactions, except that burn rate
          considerations raised by the Agent shall not be grounds for

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          withholding support

     -    Management proposals seeking approval of compensation plans that:              Against

          (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval,
          (2) include provisions that permit repricing/replacement transactions that do not meet the Agent's criteria (except regarding burn rate as noted above), or
          (3) give the board sole discretion to approve option repricing/replacement programs

Director Compensation, with voting decisions generally based on the Agent's           Case-by-Case
quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent's threshold. DO
NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans                                                         Case-by-Case

OBRA-Related Compensation Proposals

     -    Amendments that Place a Cap on Annual Grants or Amend Administrative             For
          Features

     -    Amendments to Add Performance-Based Goals                                        For

     -    Amendments to Increase Shares and Retain Tax Deductions Under OBRA          Case-by-Case

     -    Approval of Cash or Cash-and-Stock Bonus Plan                                    For

Shareholder Proposals Regarding Executive and Director Pay

     -    Proposals that seek disclosure beyond regulatory requirements of the           Against
          remuneration of individuals other than senior executives and directors or proposals seeking such disclosure if providing it would be out of step with market practice and potentially disruptive to the business

     -    Proposals that seek to impose new compensation structures or policies,         Against
          including "claw back" recoupments, unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Golden and Tin Parachutes

     -    Shareholder proposals to have golden and tin parachutes submitted for            For
          shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements

     -    Shareholder proposals to submit executive severance agreements that do         Against
          not specify change-in-control events, Supplemental Executive
          Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange

     -    All proposals to ratify or cancel golden or tin parachutes                  Case-by-Case

Employee Stock Ownership Plans (ESOPs)                                                     For

401(k) Employee Benefit Plans                                                              For

Shareholder proposals to expense stock options, unless company has already                 For
publicly committed to expensing options by a specific date

Shareholder proposals requiring mandatory periods for officers and directors to          Against
hold company stock

STATE OF INCORPORATION

Voting on State Takeover Statutes                                                     Case-by-Case

Voting on Reincorporation Proposals                                                   Case-by-Case

     -    Management reincorporation proposals upon which another key proposal,            For
          such as a merger transaction, is contingent if the other key proposal is also supported

     -    Shareholder reincorporation proposals not also supported by the                Against
          company

MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Mergers and Acquisitions                                                              Case-by-Case

Corporate Restructuring, including demergers, minority squeezeouts, leveraged         Case-by-Case
buyouts, spinoffs, liquidations, dispositions, divestitures

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
and asset sales, with voting decisions generally based on the Agent's approach to evaluating such proposals

Appraisal Rights                                                                           For

Changing Corporate Name                                                                    For

Adjournment of Meeting

     -    Proposals to adjourn a meeting when the primary proposal is also voted           For
          FOR

MUTUAL FUND PROXIES

Election of Directors                                                                 Case-by-Case

Converting Closed-end Fund to Open-end Fund                                           Case-by-Case

Proxy Contests                                                                        Case-by-Case

Investment Advisory Agreements                                                        Case-by-Case

Approving New Classes or Series of Shares                                                  For

Preferred Stock Proposals                                                             Case-by-Case

1940 Act Policies                                                                     Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction                      Case-by-Case

Change Fundamental Investment Objective to Nonfundamental                             Case-by-Case

Name Rule Proposals                                                                   Case-by-Case

Disposition of Assets/Termination/Liquidation                                         Case-by-Case

Changes to the Charter Document                                                       Case-by-Case

Changing the Domicile of a Fund                                                       Case-by-Case

Change in Fund's Subclassification                                                    Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder                For
Approval

Distribution Agreements                                                               Case-by-Case

Master-Feeder Structure                                                                    For

Mergers                                                                               Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement                        Against

Reimburse Shareholder for Expenses Incurred                                           Case-by-Case

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Terminate the Investment Advisor                                                      Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES

Unless otherwise specified herein. While a wide variety of factors may go into        Case-by-Case
each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.
Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Shareholder proposals seeking to dictate corporate conduct, apply existing law,          Against
duplicate policies already substantially in place and/or addressed by the issuer or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter, absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or
activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein.

     - Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as:

          -    consumer and public safety
          -    environment and energy
          -    labor standards and human rights
          -    military business and political concerns
          -    workplace diversity and non-discrimination
          -    sustainability
          -    social issues
          -    vendor activities
          -    economic risk, or
          -    matters of science and engineering Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Proposals in cases in which the Agent recommends voting against such proposal            Against
because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate, unless otherwise provided for herein. For purposes of these global Guidelines, "AGAINST" shall mean withholding of support for a proposal, resulting in submission of a vote of
AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

Proposals for which the Agent recommends support of practices described herein        Case-by-Case
as associated with a firm AGAINST vote:

     (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or
     (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals

Routine Management Proposals                                                               For

     -    The opening of the shareholder meeting                                           For

     -    That the meeting has been convened under local regulatory requirements           For

     -    The presence of quorum                                                           For

     -    The agenda for the shareholder meeting                                           For

     -    The election of the chair of the meeting                                         For

     -    The appointment of shareholders to co-sign the minutes of the meeting            For

     -    Regulatory filings (E.G., to effect approved share issuances)                    For

     -    The designation of inspector or shareholder representative(s) of                 For
          minutes of meeting

     -    The designation of two shareholders to approve and sign minutes of               For
          meeting

     -    The allowance of questions                                                       For

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    The publication of minutes                                                       For

     -    The closing of the shareholder meeting                                           For

     -    Other similar routine management proposals                                       For

Discharge of Management/Supervisory Board Members

     -    Management proposals seeking the discharge of management and                     For
          supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders

Director Elections

     -    Votes on director nominees in contested elections, or in uncontested        Case-by-Case
          elections not subject to policies described herein. Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
          Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's
          corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure.

     -    For issuers domiciled in Canada, Finland, France, Ireland, the                 Against
          Netherlands, Sweden or tax haven markets, non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee

     -    For issuers in all markets, including those in tax haven markets and           Against
          those in Japan that have adopted the U.S.-style board-with-committees structure, non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, the slate.

     -    In tax haven markets, non-independent directors in cases in which the        Do Not Vote
          full board serves as the compensation committee, or the company does           Against
          not have a compensation committee

     -    Non-independent directors who sit on the compensation or nominating          Do Not Vote
          committees, provided that such committees meet the applicable                  Against
          independence requirements of the relevant listing exchange

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    In cases in which committee membership is unclear, non-independent          Case-by-Case
          director nominees if no other issues have been raised in connection with his/her nomination

     -    Individuals nominated as outside/non-executive directors who do not            Against
          meet the Agent's standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis

     -    For issuers in Canada and tax haven markets, votes on bundled slates           Against
          of nominees if the board is non-majority independent. For issuers in other global markets, generally follow Agent's standards for withholding support from non-independent directors excluding the CEO if the board is non-majority independent.

     -    Nominees or slates of nominees presented in a manner not aligned with          Against
          market practice and/or legislation, including:

          -    Bundled slates of nominees in (Hong Kong or France);

          -    Simultaneous reappointment of retiring directors (South Africa);

          - In markets with term lengths capped by legislation, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

          -    Nominees whose names are not disclosed in advance of the meeting
               (Hong Kong or South Africa)

     -    Nominees for which the Agent has raised concerns regarding scandals or      Case-by-Case
          internal controls

     - For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees' attendance records are adequately disclosed, the Funds' U.S.
          Guidelines with respect to director attendance shall apply.

     - For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds' U.S. Guidelines with respect to director elections shall apply.

Board Structure

     -    Proposals to fix board size, but also support proposals seeking a                For
          board range if the range is reasonable in the context of market practice and anti-takeover considerations

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Independent Statutory Auditors

     -    With respect to Japanese companies that have not adopted the                   Against
          U.S.-style board-with-committees structure, any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote against all nominees.

     -    Incumbent nominees at companies implicated in scandals or exhibiting           Against
          poor internal controls

Nominating Committee

     -    Proposals that permit non-board members to serve on the nominating             Against
          committee

Director Remuneration                                                                 Case-by-Case

     -    Proposals to approve the remuneration of directors as long as the                For
          amount is not excessive and there is no evidence of abuse

Retirement Bonuses

With respect to Japanese companies:

     -    Proposals if all payments are for directors and auditors who have                For
          served as executives of the company

     -    Proposals if one or more payments are for non-executive, affiliated            Against
          directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served

     -    If Agent raises scandal or internal control considerations, bonus              Against
          proposals only for nominees whom a Fund is also voting AGAINST for that reason

Stock Option Plans for Independent Internal Statutory Auditors

     -    With respect to Japanese companies, proposals regarding option grants          Against
          to independent internal statutory auditors, following the Agent's guidelines

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Equity Compensation Plans

     -    Votes with respect to compensation plans, unless otherwise provided         Case-by-Case
          for herein, with voting decisions generally based on the Agent's approach to evaluating such plans, which in the United Kingdom involves use of a compensation valuation model to evaluate the cost of stock-based compensation plans, and in other markets, the calculation of dilution under a company's share plans and analysis of plan features

Shares Reserved for Equity Compensation Plans

     - Unless otherwise provided for herein, voting decisions shall generally be based on the Agent's methodology, including classification of a company's stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

     -    Equity compensation plans (E.G., option, warrant, restricted stock or          Against
          employee share purchase plans), the issuance of shares in connection with such plans, or related management proposals that:

     -    Exceed Agent's recommended dilution limits;

     - Provide deep or near-term discounts to executives or directors, unless discounts to executives are adequately mitigated by long-term vesting requirements (E.G., Japan);

     -    Are administered by potential grant recipients;

     - Permit financial assistance in the form of interest-free, non-recourse loans in connection with executive's participation;

     - For restricted stock plans, provide no disclosure regarding vesting or performance criteria (provided that plans with disclosure in one or both areas, without regard to Agent's criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

     - Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent's approach to evaluating such plans;

     - Provide for terms or participation that is markedly out of line with market practice

     -    Provide for retesting in connection with achievement of

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          performance hurdles unless the Agent's analysis indicates that:

          (1) Performance targets are adequately increased in proportion to the additional time available,
          (2) The amount of compensation subject to retesting is de minimis as a percentage of overall compensation or relative to market practice, or
          (3) The issuer has committed to cease retesting within a reasonable period of time.

     -    Such plans or the related issuance of shares that

          (1)  Do not suffer from the defects noted above or                               For
          (2)  Otherwise meet the Agent's tests if the considerations raised by the Agent pertain solely to performance hurdles or the company's rationale in support of the plan or its participants

     -    Proposals in connection with such plans or the related issuance of          Case-by-Case
          shares in other instances

Remuneration Reports

     -    Reports that include compensation plans permitting:

          (1)  Practices or features not supported under these Guidelines                Against
          (2)  Financial assistance or retesting under the conditions described above, or
          (3)  Provisions for retirement benefits to outside directors, except that reports will generally be voted FOR if contractual
               components are reasonably aligned with market practices on a going-forward basis (E.G., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report)

     -    Except as described above, votes on provisions Agent raises with            Case-by-Case
          concern regarding severance/termination payments, contract or notice periods, "leaver" status and vesting or performance criteria

Shareholder Proposals Regarding Executive and Director Pay

     - The Funds' U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

     -    Unless otherwise provided for herein, voting decisions shall generally           For
          be based on the Agent's practice to support general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital and those without


                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          preemptive rights to a maximum of 20 percent of currently issued capital.

     -    Specific issuance requests, based on the proposed use and the               Case-by-Case
          company's rationale

     -    Proposals to issue shares (with or without preemptive rights), or to           Against
          grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval

Increases in Authorized Capital

     - Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach.

     -    Nonspecific proposals to increase authorized capital up to 100 percent           For
          over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding

     -    Specific proposals to increase authorized capital, unless:                       For

         -    The specific purpose of the increase (such as a share-based                Against
              acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

         - The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

     -    Proposals to adopt unlimited capital authorizations                            Against

Preferred Stock

     - Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach.

     -    Creation of a new class of preferred stock or issuances of preferred             For
          stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

     -    Creation/issuance of convertible preferred stock as long as the                  For
          maximum number of common shares that could be issued upon conversion meets the Agent's guidelines on equity issuance requests

     -    Creation of (1) a new class of preference shares that would                    Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid

Poison Pills/Protective Preference Shares

     -    Management proposals in connection with poison pills or anti-takeover          Against
          issuances that do not meet the Agent's standards, but generally not regarding director nominees or remuneration in connection with poison pill considerations raised by the Agent

Approval of Financial Statements and Director and Auditor Reports

     -    Management proposals seeking approval of financial accounts and                  For
          reports, unless there is concern about the company's financial accounts and reporting

Remuneration of Auditors

     -    Proposals to authorize the board to determine the remuneration of                For
          auditors, unless there is evidence of excessive compensation relative to the size and nature of the company

Indemnification of Auditors                                                              Against

Allocation of Income and Dividends

     -    Management proposals concerning allocation of income and the                     For
          distribution of dividends, except with respect to securities held by dividend-oriented Funds, which should generally follow Agent's recommendations AGAINST payouts deemed too low according to Agent's methodology

Stock (Scrip) Dividend Alternatives                                                        For

     -    Stock (scrip) dividend proposals that do not allow for a cash option           Against
          unless management demonstrates that the cash option is harmful to shareholder value

Debt Issuance Requests                                                                Case-by-Case

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

     -    Debt issuances for companies when the gearing level is between zero              For
          and 100 percent

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Proposals where the issuance of debt will result in the gearing level       Case-by-Case
          being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards

Financing Plans

     -    Adoption of financing plans if they are in the best economic interests           For
          of shareholders

Related Party Transactions                                                            Case-by-Case

     -    Approval of such transactions unless the agreement requests a                    For
          strategic move outside the company's charter or contains unfavorable terms

Approval of Donations

     -    Proposals for which adequate, prior disclosure of amounts is not               Against
          provided

Capitalization of Reserves

     -    Proposals to capitalize the company's reserves for bonus issues of               For
          shares or to increase the par value of shares

Amendments to Articles of Association                                                 Case-by-Case

     -    That are editorial in nature                                                     For

     -    Where shareholder rights are protected                                           For

     -    Where there is negligible or positive impact on shareholder value                For

     -    For which management provides adequate reasons for the amendments or             For
          the Agent otherwise supports management's position

     -    Which the company is required to do so by law (if applicable)                    For

     -    With respect to article amendments for Japanese companies:

          -    Management proposals to amend a company's articles to expand its            For
               business lines

          -    Management proposals to amend a company's articles to provide for           For
               an expansion or reduction in the size of the board, unless the expansion/ reduction is clearly disproportionate to the
               growth/decrease in the scale of the business or raises
               anti-takeover concerns

          -    If anti-takeover concerns exist, management proposals,                    Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
               including bundled proposals, to amend a company's articles to authorize the Board to vary the annual meeting record date

          -    Management proposals regarding amendments to authorize share              Against
               repurchases at the board's discretion, unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders'
               interest (generally following the Agent's guidelines)

Other Business

     -    Management proposals for Other Business in connection with global              Against
          proxies, voting in accordance with the Agent's market-specific recommendations

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 30, 2006

                              ING SERIES FUND, INC.
                         7337 East Doubletree Ranch Road
                            Scottsdale, AZ 85258-2034
                                 (800) 992-0180

      ING 130/30 Fundamental Research Fund ("130/30 Fundamental Research")

                  CLASS A, CLASS B, CLASS C AND CLASS I SHARES

     This Statement of Additional Information ("SAI") relates to the series listed above ("Fund") of ING Series Fund, Inc. ("Company"). A prospectus or prospectuses (each, a "Prospectus" and collectively, the "Prospectuses") for the Fund dated September 30, 2006, which provide the basic information you should know before investing in the Fund, may be obtained without charge from the Fund or the Fund's principal underwriter, ING Funds Distributor, LLC ("Distributor"), at the address listed above. This SAI is not a Prospectus, but is incorporated herein by reference, and should be read in conjunction with, the current Prospectuses, each dated September 30, 2006, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectuses.

     The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto. The Fund's financial statements and the independent registered public accounting firm's report thereon, included in the annual shareholder report dated May 31, 2006, are incorporated herein by reference. Copies of Fund's Prospectus and annual or semi-annual shareholder reports may be obtained without charge by contacting the Fund at the address and phone number written above. Terms used in this SAI have the same meaning as in the Prospectuses, and some additional terms are defined particularly for this SAI.

                                TABLE OF CONTENTS

HISTORY OF ING SERIES FUND, INC.                                              3
SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENT AND RISK                          3
FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES                             41
PORTFOLIO TURNOVER                                                           43
DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES                                43
MANAGEMENT OF THE FUNDS                                                      45
CODE OF ETHICS                                                               55
PROXY VOTING PROCEDURES                                                      55
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                   55
ADVISER                                                                      56
ADVISORY FEES                                                                57
EXPENSE LIMITATION AGREEMENT                                                 57
SUB-ADVISER                                                                  58
PORTFOLIO MANAGERS                                                           59
RULE 12B-1 PLAN                                                              61
ADMINISTRATOR                                                                62
CUSTODIAN                                                                    63
LEGAL COUNSEL                                                                63
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                63
TRANSFER AGENT                                                               63
BROKERAGE ALLOCATION AND TRADING POLICIES                                    63
PURCHASE AND REDEMPTION OF SHARES                                            65
SHAREHOLDER ACCOUNTS AND SERVICES                                            69
NET ASSET VALUE                                                              70
TAX CONSIDERATIONS                                                           72
DISTRIBUTOR                                                                  78
CALCULATION OF PERFORMANCE DATA                                              79
PERFORMANCE COMPARISON                                                       81
FINANCIAL STATEMENTS                                                         82
APPENDIX A                                                                  A-1

                        HISTORY OF ING SERIES FUND, INC.

     The Company is a Maryland corporation registered as a diversified, open-end management investment company. The Company was organized in June 1991 and currently consists of 15 separately managed series.

     This SAI pertains only to 130/30 Fundamental Research Fund.

     INCORPORATION. The Company was incorporated under the laws of the state of Maryland on June 17, 1991.

     SERIES AND CLASSES. The Company currently offers multiple series. Only 130/30 Fundamental Research Fund is offered through this SAI and the corresponding Prospectuses.

     The Board of Directors ("Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of the Fund currently are classified into multiple classes. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class;
(b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class. Only Class A, B, C and I shares are offered through this SAI and the corresponding Prospectuses.

     CAPITAL STOCK. Fund shares are fully paid and non-assessable when issued. Fund shares have no preemptive or conversion rights, except that the Fund's Class B shares automatically convert to Class A shares after 8 years. A shareholder's Class B shares will automatically convert to Class A shares in a Fund on the second calendar day of the following month in which the eighth anniversary of the issuance of the Class B shares occurs, together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares, except that Class B shares acquired initially through funds that were apart of the Nicholas-Applegate Mutual Fund at the time of purchase will convert after seven years from the date of original purchase.

     Each share of the Fund has the same rights to share in dividends declared by the Fund for that share class. Upon liquidation of the Fund, shareholders in the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     VOTING RIGHTS. Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

     SHAREHOLDER MEETINGS. The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles of Incorporation provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended ("1940 Act"). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

     1940 ACT CLASSIFICATION. The Company is a diversified, open-end management investment company, as those terms are defined under the 1940 Act. The 1940 Act generally requires, among other things, that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

              SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENT AND RISK

DIVERSIFICATION

     The Fund is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, the Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose, other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

INVESTMENTS, INVESTMENT STRATEGIES AND RISKS

     The table on the following pages identifies various securities and investment techniques used by the adviser or sub-adviser in managing the Fund described in this SAI. The table has been marked to indicate those securities and investment techniques that the adviser and the sub-adviser may use to manage the Fund. The Fund may use any or all of these techniques at any one time, and the fact that a Fund may use a technique does not mean that the technique will be used. The Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund's investment objective, policies and restrictions described in the Fund's Prospectus and/or this SAI, as well as the federal securities laws. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objectives, policies, principal investment strategies and practices are non-fundamental, unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Fund utilizes, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each of the Fund's Prospectuses. Where a particular type of security or investment technique is not discussed in the Fund's Prospectuses, that security or investment technique is not a principal investment strategy. See the Fund's fundamental investment restrictions for further information.

                      INVESTMENTS                                    130/30 FUNDAMENTAL RESEARCH FUND
           ------------------------------------------------------------------------------------------
           EQUITY INVESTMENTS
                ADRs / EDRs/ GDRs                                                   X
                Common Stock                                                        X
                Convertible Securities                                              X
                Preferred Stock                                                     X
                Synthetic Convertible Securities(1)                                 X
                IPOs                                                                X
           FOREIGN AND EMERGING MARKET INVESTMENTS
                Eurodollar/Yankee                                                   X
                Dollar Instruments(2)
                Eurodollar Convertible Securities(2)                                X
                Foreign Bank Obligations(2)                                         X
                Foreign Currency Exchange Transactions(2)                           X
                Foreign and Emerging Market Debt Securities(2)                      X
                Foreign Mortgage Related Securities(2)                              X
                International Debt Securities(2)                                    X
                Sovereign Debt Securities (2)                                       X
                Supranational Agencies(2),(3)                                       X
                Other Instruments
           FIXED-INCOME INVESTMENTS
                ARMs                                                                X
                Asset Backed Securities (non-Mortgage)(2)                           X
                Banking Industry Obligations(2)                                     X
                Credit Linked Notes(2)                                              X
                Corporate Debt Securities(2)                                        X
                Floating or Variable Rate Instruments(2)                            X
                GICs(2)                                                             X
                Government Trust Certificates(2)                                    X

                      INVESTMENTS                                    130/30 FUNDAMENTAL RESEARCH FUND
           ------------------------------------------------------------------------------------------
                GNMA Certificates(2)                                                X
                High-Yield Securities(4)                                            X
                Mortgage Related Securities(2)                                      X
                Municipal Securities(2)                                             X
                Municipal Lease Obligations(2)                                      X
                Savings Association Obligations(2),(5)                              X
                Tax Exempt Industrial Development Bonds and
                Pollution Control Bonds(2)                                          X
                Interest/Principal Only Stripped(2)                                 X
                Mortgage Backed Securities(2)                                       X
                U. S. Government Securities(2),(5)                                  X
                Zero Coupon and Pay-In-Kind(2)                                      X
           OTHER INVESTMENTS
                Derivatives                                                         X
                    DEALER OPTIONS(6)                                               X
                    FINANCIAL FUTURES CONTRACTS AND RELATED
                    OPTIONS(6)                                                      X
                    FOREIGN CURRENCY OPTIONS(7)                                     X
                    FORWARD CURRENCY CONTRACTS(6)                                   X
                    FOREIGN FUTURE CONTRACTS AND FOREIGN OPTIONS(7)                 X
                    FORWARD FOREIGN CURRENCY CONTRACTS(7)                           X
                    INDEX-, CURRENCY-, AND EQUITY-LINKED
                    SECURITIES(6)                                                   X
                    OPTIONS ON FUTURES(6)                                           X
                    OVER THE COUNTER OPTIONS(6)                                     X
                    PUT AND CALL OPTIONS(6),(8)                                     X
                    STOCK INDEX OPTIONS(6)                                          X
                    STRADDLES(6)                                                    X
                    WARRANTS                                                        X
                Other Investment Companies                                          X
                Private Funds                                                       X
                Real Estate Securities                                              X
                Restricted and Illiquid Securities                                  X
                TBA Sale Commitments                                                X
           INVESTMENT TECHNIQUES
                Borrowing                                                           X
                Lending of Portfolio Securities                                     X
                Repurchase Agreements                                               X
                Reverse Repurchase Agreements and Dollar Rolls                      X
                Securities, Interest Rate and Currency Swaps(9)                     X
                Short Sales                                                         X
                When-Issued Securities and Delayed Delivery
                Transactions                                                        X

(1) The Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.
(2) The Fund may only invest in such instruments (which must be of high quality and short duration) for temporary and defensive or cash management purposes.
(3) Other than for temporary and defensive or cash management purposes the Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. government.
(4) The Fund will not invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's or if unrated, considered by the sub-adviser to be of comparable quality).
(5) The certificates of deposit (interest-bearing time deposits) in which the Fund may invest are issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

(6) For purposes other than hedging, the Fund will invest no more than 5% of its assets in such instruments. With respect to futures, the 5% limit is calculated with reference to the notional value of the futures contracts.

(7)  The Fund may only invest in such instruments for the purposes of hedging.

(8) The Fund is prohibited from having written put and call options outstanding at any one time on more than 30% of its total assets. The Fund will not write a put if it will require more than 50% of a Fund's net assets to be designated to cover all put obligations. The Fund may not buy options if more than 3% of its assets immediately following such purchase would consist of put options. The Fund may purchase and sell put and call options on equity securities only to close out positions previously opened. The Fund will not write a call option on a security unless the call is "covered" (i.e., it already owns the underlying security). The Fund may purchase put options when the adviser or sub-adviser, believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.
(9) The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

EQUITY INVESTMENTS

COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

     COMMON STOCKS represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations. Such investments may be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

     Other types of equity securities may also be purchased, such as preferred stock, convertible securities, or other securities that are exchangeable for shares of common stock. PREFERRED STOCK, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     A CONVERTIBLE SECURITY is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

     The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Fund because the Fund purchases such securities for their equity characteristics.

     "SYNTHETIC" CONVERTIBLE SECURITIES are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

INITIAL PUBLIC OFFERINGS

     Initial Public Offerings ("IPOs") occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

     The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Fund's sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Fund's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

     The effect of an IPO investment can have a magnified impact on the Fund's performance when the Fund's asset base is small. Consequently, IPOs may constitute a significant portion of the Fund's returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Fund's assets as it increases in size and, therefore, have a more limited effect on the Fund's performance.

     There can be no assurance that IPOs will continue to be available for the Fund to purchase. The number or quality of IPOs available for purchase by the Fund may vary, decrease or entirely disappear. In some cases, the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

FOREIGN AND EMERGING MARKET INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS, EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS

     Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts ("ADRs"), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts ("EDRs"), which are similar to ADRs but may be listed and traded on a European exchange as well as in the United States (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts ("GDRs"), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

     Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

EURODOLLAR CONVERTIBLE SECURITIES

     Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.

FOREIGN BANK OBLIGATIONS

     Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     The Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code").

OTHER INSTRUMENTS

     U.S. or foreign private limited partnerships or other investment funds are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, the Fund's shareholders will remain subject to the Fund's expenses while also bearing their PRO RATA share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

     Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

     The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed-income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.

     Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

     The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

     Private investment funds also include investments in certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators ("Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

FOREIGN AND EMERGING MARKET SECURITIES

     Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than U. S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

     Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     Although the Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Fund on these investments. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

FOREIGN MORTGAGE-RELATED SECURITIES

     Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

INTERNATIONAL DEBT SECURITIES

     International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depositary Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

     In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high-yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

     Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Exchange Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

     RESTRICTIONS ON FOREIGN INVESTMENTS. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund if it invests in such countries. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

     Substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of the Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

     In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts the Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

     FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies, therefore, will adversely affect the value of the Fund's shares.

RISKS OF INVESTING IN FOREIGN SECURITIES

Investments in foreign securities involve certain inherent risks, including the following:

     MARKET CHARACTERISTICS. Settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of the Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

     LEGAL AND REGULATORY MATTERS. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

     TAXES. The interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Fund.

     COSTS. The expense ratios of the Fund that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the adviser or sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectuses, depending on the adviser's or sub-adviser's assessment of prevailing market, economic and other conditions.

SOVEREIGN DEBT SECURITIES

     Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which the Fund may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

SUPRANATIONAL AGENCIES

     Supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

FIXED-INCOME SECURITIES

ASSET-BACKED SECURITIES (NON-MORTGAGE)

     Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

     Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

     The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

     The coupon rate, of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

BANKING INDUSTRY OBLIGATIONS

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in its Prospectuses, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

DEBT SECURITIES

     The Fund may invest in debt securities. The value of fixed-income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

ADJUSTABLE RATE MORTGAGE SECURITIES

     Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by the Federal National Mortgage Association ("FNMA")), tend to lag behind changes in market rate levels and tend to be somewhat less volatile.


CORPORATE DEBT SECURITIES

     Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yeild Securities" below.

CREDIT-LINKED NOTES

     A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for the Fund in accordance to the Fund's investment objective. The CLN's price or coupon is linked to the performance of the reference asset of the second party.

Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Fund cannot assure that it can implement a successful strategy regarding this type of investments.

FLOATING OR VARIABLE RATE INSTRUMENTS

     The Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by the Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. The Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by the Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

GUARANTEED INVESTMENT CONTRACTS

     Guaranteed Investment Contracts ("GICs") are issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by the Fund which are not readily marketable, will not exceed 15% of the Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

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GOVERNMENT TRUST CERTIFICATES

     Government may invest in Government Trust Certificates, which represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.

GNMA CERTIFICATES

     Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration ("FHA") or Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the U.S. Government.

     GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

     GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

     GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

     GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

     Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

     The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

     Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by the Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When the Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value ("NAV"). The adviser or aub-adviser each does not believe that the Fund's NAV or income will be adversely affected by the purchase of GNMA Certificates on a when-issued basis. The Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. The Fund may earn interest on such account or securities for the benefit of shareholders.


HIGH YIELD SECURITIES

     High-yield securities are debt securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's, S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by the sub-adviser.

These securities include:

     (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB by S&P;
     (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and
     (c)  any securities convertible into any of the foregoing.

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Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in the Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing the Fund's investment objective, the adviser or sub-adviser seeks to identify situations in which the adviser or the sub-adviser believes that future developments will enhance the credit worthiness and the ratings of the issuer.

SOME OF THE RISKS ASSOCIATED WITH HIGH-YIELD BONDS INCLUDE:

     HIGH-YIELD BOND MARKET. A severe economic downturn or increase in interest rates might increase defaults in high-yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. High-yield bonds are more sensitive to adverse economic changes or individual corporate developments, but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

     Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and the Fund's net asset value. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

     PAYMENT EXPECTATIONS. High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the securities with a lower-yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

     LIQUIDITY AND VALUATION RISKS. Some issues of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment-grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

     TAXATION. Special tax considerations are associated with investing in high-yield securities structured as zero coupon or pay-in-kind securities. The Fund reports the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

     LIMITATIONS OF CREDIT RATINGS. The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the sub-adviser primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings.

Thus, the achievement of the Fund's investment objective may be more dependent on the sub-adviser's own credit analysis than might be the case for a fund which does not invest in these securities.

SHORT-TERM INVESTMENTS

     BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     The Fund, when holding instruments of foreign banks or financial institutions, may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

     For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its Prospectuses, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

MORTGAGE-RELATED SECURITIES

     The Fund may invest in mortgage-related debt securities, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Federal mortgage-related securities include obligations issued or guaranteed by GNMA, FNMA, and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the United States, the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government. See, "U.S. Government Securities."

     Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher-yielding securities held by the Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

     CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

     CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

RISKS OF MORTGAGE-RELATED INVESTMENT Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. The Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES

     Municipal securities are debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

     In general, municipal securities debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

     The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt securities may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

     Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

     Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

     MORAL OBLIGATION SECURITIES. Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

MUNICIPAL LEASE OBLIGATIONS

     These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. The Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

     The Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the adviser or sub-adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the adviser or sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

     Short-Term Municipal Obligations - These securities include the following:

     TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

     REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

     BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

     CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.

     SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SAVINGS ASSOCIATION OBLIGATIONS

     The certificates of deposit (interest-bearing time deposits) in which the Fund may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS

     Tax-Exempt Industrial Development Bond and Pollution Control Bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE BACKED SECURITIES

     The Fund may invest in Interest/Principal Only Stripped Mortgage Backed Securities ("STRIPS"). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

U. S. GOVERNMENT SECURITIES

     Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. government securities include securities issued by instrumentalities of the U.S. government, such as GNMA, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, the FNMA and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself if the agency or instrumentality does not meet its commitment. The Fund will invest in securities of such agencies or instrumentalities only when the adviser or sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

ZERO COUPON AND PAY-IN-KIND SECURITIES

     Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest ("cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

     The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

OTHER INVESTMENTS

DERIVATIVES

     Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Fund will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (I.E., margin requirements) operated by the clearing agency to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Fund will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner, as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the sub-adviser to forecast interest rates and other economic factors correctly. If the sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

     The Fund might not employ any of the strategies described below, and not assurance can be given that any strategy used will succeed. If the adviser or sub-adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of relates investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains which generally cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

DEALER OPTIONS

     Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options and exchange-traded options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

     Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when the Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund might be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

     The Staff of the SEC takes the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

     The Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the United States are regulated under the Commodity Exchange Act ("Act") by the Commodity Futures Trading Commission ("CFTC").

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

     Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

     The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to the Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

     When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for the Fund may not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

     Investments in futures contracts on fixed-income securities involve the risk that if an adviser's or a sub-adviser's judgment concerning the general direction of interest rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if the Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

     Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

     Sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     "Margin" is the amount of funds that must be deposited by the Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in the Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to the Fund. These daily payments to and from the Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, the Fund will mark-to-market the current value of its open futures contracts. The Fund expects to earn interest income on its initial margin deposits.

     When the Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

     The Fund can buy and write (sell) options on futures contracts.

     POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio, or the relevant portion thereof.

     The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

FORWARD CURRENCY CONTRACTS

     The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS

     Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association
(NFA), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

     ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS CFTC regulations require that to prevent the Fund from being a commodity pool the Fund enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, the Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by the Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of the Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

     Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a forward exchange contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     FOREIGN CURRENCY OPTIONS. If the Fund invests in foreign currency-denominated securities, it may buy or sell put and call options on foreign currencies. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put and call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

     SWAP TRANSACTIONS. The interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which the Fund may invest are described in the Prospectuses. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

     RISKS OF INVESTING IN OPTIONS There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

     In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" above.

FORWARD FOREIGN CURRENCY CONTRACTS

     Forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. The Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. The Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the sub-adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

     Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

     At or before the maturity of a forward exchange contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES

     "Index-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500(R) Composite Stock Price Index ("S&P 500(R) Index"). At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

     Index- and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the sub-adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the sub-adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.

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OPTIONS ON FUTURES

     A futures option gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Fund.

OVER-THE-COUNTER OPTIONS

     The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. The Fund will write OTC Options only with primary U.S. government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

PUT AND CALL OPTIONS

     A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. The Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of the sub-adviser.

     The Fund will not write call options on when-issued securities. The Fund purchases call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. The Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

     So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

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     When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

     An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

     The Fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that the Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, the Fund might occasionally not be able to close the option because of insufficient activity in the options market.

     In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

     If a put option is sold by the Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

     The purchase of put options may be used to protect the Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

     The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by the Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of the Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by the Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of the Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. The Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

STOCK INDEX OPTIONS

     Stock Index options include put and call options with respect to the S&P 500(R) Index and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

     The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on a stock index depends on the adviser or the sub-adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could be unable to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Fund purchases put or call options only with respect to an index which the adviser or the sub-adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

STRADDLES

     A Straddle, which may be used for hedging purposes, is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

WARRANTS

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant

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can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

OTHER INVESTMENT COMPANIES

     An Investment Company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When the Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies' fees and expenses.

     EXCHANGE-TRADED FUNDS ("ETFs"). An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges similar to a publicly traded company. Also, the risks and costs are similar to that of a publicly traded company.
The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when the Fund invests in ETF's, shareholders of the Fund bear their proportionate share of the underlying ETF's fees and expenses.

     HOLDING COMPANY DEPOSITARY RECEIPTS ("HOLDRs"). HOLDRs are trust-issued receipts that represent the Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Fund's investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

REAL ESTATE SECURITIES

     Investments in real estate securities include interests in real estate investment trusts ("REITs"), real estate development, real estate operating companies, ("REOCs") and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

     Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

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RESTRICTED AND ILLIQUID SECURITIES

     The Fund may invest in a restricted security or an illiquid security if the sub-adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition.

     Because of the nature of these securities, a considerable period of time may elapse between the Fund's decision to dispose of these securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.

     Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

TO BE ANNOUNCED SALE COMMITMENTS

     The Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. The Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

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                              INVESTMENT TECHNIQUES

BORROWING

     If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

     When the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

     Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of the Fund's total assets. No lending may be made with any companies affiliated with the adviser. These loans earn income for the Fund and are collateralized by cash, securities or letters of credit. The Fund might experience a loss if the financial institution defaults on the loan. The Fund seeks to mitigate this risk through contracted indemnification upon default.

     The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

REPURCHASE AGREEMENTS

     Repurchase agreements may be considered to be loans by the Fund for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from

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the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the sub-adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of the Fund.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

     Reverse repurchase agreement transactions involve the sale of U.S. government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

     In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When the Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

     Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for the Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then the Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase the Fund's yield in the manner described above; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.

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SECURITIES, INTEREST RATE AND CURRENCY SWAPS

     Interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which the Fund may invest are described in the Prospectuses. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

SHORT SALES

     A short sale involves a sale by the Fund of a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security typically from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money). Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated may increase or decrease daily. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund's segregated asset (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits the Fund's leveraging of its investments and the related risk of losses from leveraging. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

     While short sales by the Fund create opportunities to increase the Fund's return, at the same time, they involve specific risk considerations. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     The Fund may not always be able to close out a short position at a particular time or at a desirable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an undesirable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, and may incur a loss as a result of, the short sale.

     The extent to which the Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes" below.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY SECURITIES

     In order to secure prices or yields deemed advantageous at the time the Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Fund may also enter into forward commitments. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, the Fund may realize a capital gain or loss. When the Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Fund could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

                FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

     All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

     The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without the approval by the holders of a majority of the outstanding voting securities of the Fund which means the lesser of (1) 67% of the Fund's shares present at a shareholders' meeting if the holders of more than 50% of the Fund's outstanding shares of the Fund are present in person or by proxy; or (2) more than 50% the Fund's outstanding voting securities.

     The investment objective of the Fund is non-fundamental and may be changed without a shareholder vote.

     As a matter of fundamental policy, the Fund may not:

 1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

 2. Purchase securities of any issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund's investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

 3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund;

 4. Make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

 5. Underwrite any issue of securities within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered management investment companies;

 6. Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

 7. Issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; or

 8. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitations does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

TEMPORARY DEFENSIVE AND SHORT-TERM POSITIONS

     The Fund may invest in short-term, high-quality debt instruments and in U.S. government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the sub-adviser's determination to do so within the investment guidelines and policies of a Fund; (iii) to permit the Fund to meet redemption requests; and
(iv) to take a temporary defensive position. Although it is expected that the Fund will normally be invested consistent with its investment objective and policies, the short-term instruments in which the Fund may invest for temporary defensive purposes include (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Fund will invest in short-term instruments that do not have a maturity of greater than one year.

                               PORTFOLIO TURNOVER

     A change in securities held in the portfolio of the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. The Fund cannot accurately predict its turnover rate, however, the rate will be higher when the Fund finds it necessary to change significantly its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of capital gains by the Fund. The Fund's historical portfolio turnover rates are included in the Financial Highlights tables in the Prospectuses.

                  DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES

     The Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Fund's annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

     In addition, the Fund posts its portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (e.G., the Fund will post the quarter-ending June 30 holdings on August 1).

     The Fund also compiles a list composed of its ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

     Investors (both individual and institutional), financial intermediaries that distribute the Fund's shares and most third parties may receive the Fund's annual or semi-annual shareholder reports, or view on ING's website, the Fund's portfolio holdings schedule. The Top Ten list also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

     Other than in regulatory filings or on ING's website, the Fund may provide its portfolio holdings to certain unaffiliated third parties and affiliates when the Fund has a legitimate business purpose for doing so. Unless otherwise noted below, the Fund's disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, the Fund's disclosure of its portfolio holdings may include disclosure:

  - To the Fund's independent registered public accounting firm, named herein, for use in providing audit opinions;
  -  To financial printers for the purpose of preparing Fund regulatory filings;

  -  For the purpose of due diligence regarding a merger or acquisition;
  - To a new adviser or sub-adviser prior to the commencement of its management of the Fund;
  - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's (such agencies may receive more data from the Fund than is posted onto the Fund's website);
  - To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Fund;
  - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Fund;
  - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders; or
  - To certain third parties, on a weekly basis with no lag time, that have financed a Fund's Class B shares.

     In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

     The Fund's Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's adviser, sub-adviser, principal underwriter or any affiliated person of the Fund, its adviser, or its principal underwriter, on the other. Such Policies authorize the Fund's administrator to implement the Board's Policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Fund's shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-advisers, principal underwriter and their affiliates. The Board has authorized the senior officers of the Fund's administrator to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Fund's administrator reports quarterly to the Board regarding the implementation of the Policies.

     The Fund has the following ongoing arrangements with certain third parties to provide the Fund's full portfolio holdings:

                                                                                    TIME LAG BETWEEN
                                                                                   DATE OF INFORMATION
                                                                                   AND DATE INFORMATION
PARTY                                       PURPOSE                 FREQUENCY             RELEASED
-------------------------------------------------------------------------------------------------------
Societe Generale Constellation      Class B shares financing      Weekly           None

Institutional Shareholder           Proxy Voting                  Daily            None
Services, Inc.                      & Class Action
                                    Services
Charles River Development           Compliance                    Daily            None

     All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Fund and its shareholders The Fund's Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's legal department. All waivers and exceptions involving the Fund will be disclosed to the Fund's Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Fund, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                            MANAGEMENT OF THE COMPANY

Set forth in the table below is information about each Director of the Company.


                                                 TERM OF                                 NUMBER OF
                                                 OFFICE                                  FUNDS IN
                                  POSITION(S)    AND            PRINCIPAL                ING FUND
                                  HELD WITH      LENGTH OF      OCCUPATION(S)             COMPLEX      OTHER BOARD
                                  THE            TIME           DURING THE              OVERSEEN BY    MEMBERSHIPS
NAME, ADDRESS AND AGE             COMPANY        SERVED (1)     PAST 5 YEARS            DIRECTOR (2)   HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE NOT "INTERESTED PERSONS"

DR. ALBERT E. DEPRINCE, JR.       Director       June 1998 -    Professor of                38         Academy of Economics and
7337 East Doubletree Ranch Road                  Present        Economics and                          Finance (February 2006 -
Scottsdale, AZ 85258                                            Finance, Middle                        Present).
Age:  65                                                        Tennessee State
                                                                University (August
                                                                1991- Present).

MARIA T. FIGHETTI                 Director       April 1994 -   Retired. Formerly,          38         None.
7337 East Doubletree Ranch Road                  Present        Associate
Scottsdale, AZ 85258                                            Commissioner/Attorney,
Age:  63                                                        New York City
                                                                Department of
                                                                Mental Health (June
                                                                1973 - October
                                                                2002).

SIDNEY KOCH                       Director       April 1994 -   Self-Employed               38         None.
7337 East Doubletree Ranch Road                  Present        Consultant (June
Scottsdale, AZ 85258                                            2000 - Present).
Age:  71

DR. CORINE T. NORGAARD            Director       June 1991 -    Retired.  Formerly,         38         Mass Mutual Corporate
7337 E. Doubletree Ranch Road                    Present        President, Thompson                    and Participation
Scottsdale, AZ 85258                                            Enterprises                            Investors (April 1997 -
Age:  69                                                        (September 2004 -                      Present); Mass Mutual
                                                                September 2005);                       Premier Series (December
                                                                and Dean of the                        2004 - Present); and
                                                                Barney School of                       Mass Mutual MML Series
                                                                Business,                              II (April 2005 -
                                                                University of                          Present).
                                                                Hartford, (August
                                                                1996 - June 2004).

EDWARD T. O'DELL                  Director       June 2002 -    Retired.  Formerly,         38         None.
7337 East Doubletree Ranch Rd.                   Present        Partner of Goodwin
Scottsdale, Arizona 85258                                       Procter LLP (June
Age:  70                                                        1966 - September
                                                                2000).

                                                 TERM OF                                 NUMBER OF
                                                 OFFICE                                  FUNDS IN
                                  POSITION(S)    AND            PRINCIPAL                ING FUND
                                  HELD WITH      LENGTH OF      OCCUPATION(S)             COMPLEX      OTHER BOARD
                                  THE            TIME           DURING THE              OVERSEEN BY    MEMBERSHIPS
NAME, ADDRESS AND AGE             COMPANY        SERVED (1)     PAST 5 YEARS            DIRECTOR (2)   HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
JOSEPH E. OBERMEYER               Director       January 2003   President,                  38         None.
7337 East Doubletree Ranch Road                  - Present      Obermeyer &
Scottsdale, AZ 85258                                            Associates, Inc.
Age:  48                                                        (November 1999 -
                                                                Present).

DIRECTORS WHO ARE "INTERESTED PERSONS"

J. SCOTT FOX (3)                  Director       December 1997  Vice Chairman and           38         None.
7337 East Doubletree Ranch Road                  - Present      Chief Operating
Scottsdale, AZ 85258                                            Officer, ING
Age:  51                                                        Investment
                                                                Management, Co.
                                                                (September 2002 -
                                                                Present); President
                                                                and Chief Executive
                                                                Officer (April 2001
                                                                - Present);
                                                                Managing Director
                                                                and Chief Operating
                                                                Officer ING
                                                                Investment
                                                                Management Co.
                                                                (April 1994 -
                                                                Present).

(1)  Directors serve until their successors are duly elected and qualified.

(2) For the purposes of this table, "Fund Complex" means the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolios, Inc.; ING GET Fund; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.
(3) Mr. Fox is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act"), because of his relationship with ING Investment Management Co., an affiliate of ING Investments, LLC .

OFFICERS

     Information about the Fund's Officers are set forth in the table below:


                                                                TERM OF OFFICE
                                     POSITIONS HELD             AND LENGTH OF         PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE                WITH THE COMPANY           TIME SERVED           THE LAST FIVE YEARS (1)
--------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY                    President and Chief        March 2002 - Present  President and Chief Executive Officer, ING
7337 East Doubletree Ranch Road      Executive Officer                                Investments, LLC (2) (December 2000 -
Scottsdale, Arizona 85258                                                             Present).  Formerly, Chief Operating
Age:  57                                                                              Officer, ING Investments, LLC(2) (December
                                                                                      2000 - March 2006).

MICHAEL J. ROLAND                    Executive Vice President   April 2002 - Present  Executive Vice President, ING Investments,
7337 East Doubletree Ranch Road                                                       LLC(2) (December 2001 - Present).
Scottsdale, Arizona 85258                                                             Formerly, Chief Compliance Officer, ING
Age:  48                                                                              Investments, LLC(2), ING Life Insurance
                                                                                      and Annuity Company, and Directed
                                                                                      Services, Inc. (October 2004 - December
                                                                                      2005); Chief Financial Officer and
                                                                                      Treasurer, ING Investments, LLC(2)
                                                                                      (December 2001 - March 2005); and Senior
                                                                                      Vice President ING Investments, LLC(2)
                                                                                      (June 1998 - December 2001).

STANLEY D. VYNER                     Executive Vice President   March 2002 - Present  Executive Vice President, ING Investments,
7337 East Doubletree Ranch Road                                                       LLC (2) (July 2000 - Present) and Chief
Scottsdale, Arizona 85258                                                             Investment Risk Officer, ING Investments,
Age:  56                                                                              LLC (2) (January 2003 - Present).
                                                                                      Formerly, Chief Investment Officer of the
                                                                                      International Portfolios, ING Investments,
                                                                                      LLC (2) (August 2000 - January 2003).

                                                                TERM OF OFFICE
                                     POSITIONS HELD             AND LENGTH OF         PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE                WITH THE COMPANY           TIME SERVED           THE LAST FIVE YEARS (1)
--------------------------------------------------------------------------------------------------------------------------------
JOSEPH M. O'DONNELL                  Executive Vice President   March 2006 - Present  Chief Compliance Officer of the ING Funds
7337 East Doubletree Ranch Road                                                       (November 2004 - Present) and ING
Scottsdale, Arizona 85258                                                             Investments, LLC (2), ING Life Insurance
Age:  51                             Chief Compliance Officer   November 2004 -       and Annuity Company and Directed Services,
                                                                Present               Inc. (March 2006 - Present) and Executive
                                                                                      Vice President of the ING Funds (March
                                                                                      2006 - Present).  Formerly, Vice
                                                                                      President, Chief Legal Counsel, Chief
                                                                                      Compliance Officer and Secretary of Atlas
                                                                                      Securities, Inc., Atlas Advisers, Inc. and
                                                                                      Atlas Funds (October 2001 - October 2004);
                                                                                      and Chief Operating Officer and General
                                                                                      Counsel of Matthews International Capital
                                                                                      Management LLC and Vice President and
                                                                                      Secretary of Matthews International Funds
                                                                                      (August 1999 - May 2001).

ROBERT S. NAKA                       Executive Vice President   March 2006 - Present  Executive Vice President and Chief
7337 East Doubletree Ranch Road      and Chief Operating                              Operating Officer, ING Funds Services,
Scottsdale, Arizona 85258            Officer                                          LLC(3) and ING Investments, LLC(2);
Age:  43                                                                              (March 2006 - Present); and Assistant
                                     Assistant Secretary        March 2002 - Present  Secretary, ING Funds Services, LLC(3)
                                                                                      (October 2001 - Present).  Formerly,
                                                                                      Senior Vice President, ING Investments,
                                                                                      LLC (2) (August 1999 - March 2006).

TODD MODIC                           Senior Vice President,     March 2005 - Present  Senior Vice President, ING Funds Services,
7337 East Doubletree Ranch Road      Chief/Principal Financial                        LLC (3) (April 2005 - Present). Formerly,
Scottsdale, Arizona 85258            Officer and Assistant                            Vice President, ING Funds Services, LLC
Age:  38                             Secretary                                        (3) (September 2002 - March 2005);
                                                                                      Director of Financial Reporting, ING
                                                                                      Investments, LLC (2) (March 2001 -
                                                                                      September 2002).

KIMBERLY A. ANDERSON                 Senior Vice President      December 2003 -       Senior Vice President and Assistant
7337 East Doubletree Ranch Road                                 Present               Secretary, ING Investments, LLC (2)
Scottsdale, Arizona 85258                                                             (October 2003 - Present).  Formerly, Vice
Age:  42                                                                              President and Assistant Secretary, ING
                                                                                      Investments, LLC (2) (January 2001 -
                                                                                      October 2003).

                                                                TERM OF OFFICE
                                     POSITIONS HELD             AND LENGTH OF         PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE                WITH THE COMPANY           TIME SERVED           THE LAST FIVE YEARS (1)
--------------------------------------------------------------------------------------------------------------------------------
ERNEST J. C'DEBACA                   Senior Vice President      June 2006 - Present   Senior Vice President, ING Funds Services,
7337 East Doubletree Ranch Road                                                       LLC (3) (April 2006 - Present). Formerly,
Scottsdale, Arizona 85258                                                             Counsel, ING Americas, U.S. Legal Services
Age: 37                                                                               (January 2004 - March 2006); and
                                                                                      Attorney-Adviser, U.S. Securities and
                                                                                      Exchange Commission (May 2001 - December
                                                                                      2003).

ROBERT TERRIS                        Senior Vice President      June 2006 - Present   Senior Vice President of Operations, ING
7337 East Doubletree Ranch Road                                                       Funds Services, LLC (May 2006 - Present).
Scottsdale, Arizona 85258                                                             Formerly, Vice President of
Age: 36                                                                               Administration, ING Funds Services, LLC
                                                                                      (September 2001 - May 2006).

ROBYN L. ICHILOV                     Vice President and         March 2002 - Present  Vice President and Treasurer, ING Funds
7337 East Doubletree Ranch Road      Treasurer                                        Services, LLC(3) (October 2001 - Present)
Scottsdale, Arizona 85258                                                             and ING Investments, LLC(2) (August 1997 -
Age: 39                                                                               Present).

LAUREN D. BENSINGER                  Vice President             March 2003 - Present  Vice President and Chief Compliance
7337 East Doubletree Ranch Road                                                       Officer, ING Funds Distributor, LLC (4)
Scottsdale, Arizona 85258                                                             (July 1995 - Present); and Vice President
Age: 52                                                                               (February 1996 - Present); and Director of
                                                                                      Compliance (October 2004 - Present) ING
                                                                                      Investments, LLC (2).  Formerly, Chief
                                                                                      Compliance Officer, ING Investments, LLC
                                                                                      (2) (October 2001 - October 2004).

MARIA M. ANDERSON                    Vice President             September 2004 -      Vice President, ING Funds Services, LLC
7337 East Doubletree Ranch Road                                 Present               (3) (September 2004 - Present). Formerly,
Scottsdale, Arizona 85258                                                             Assistant Vice President, ING Funds
Age: 48                                                                               Services, LLC (3) (October 2001 -
                                                                                      September 2004); and Manager of Fund
                                                                                      Accounting and Fund Compliance, ING Funds
                                                                                      Services, LLC (3) (September 1999 -
                                                                                      October 2001).

                                                                TERM OF OFFICE
                                     POSITIONS HELD             AND LENGTH OF         PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE                WITH THE COMPANY           TIME SERVED           THE LAST FIVE YEARS (1)
--------------------------------------------------------------------------------------------------------------------------------
MARY A. GASTON                       Vice President             March 2005 - Present  Vice President, ING Funds Services, LLC
7337 East Doubletree Ranch Road                                                       (3) (April 2005 - Present). Formerly,
Scottsdale, Arizona 85258                                                             Assistant Vice President, Financial
Age: 40                                                                               Reporting, ING Funds Services, LLC (3)
                                                                                      (April 2004 - April 2005); Manager,
                                                                                      Financial Reporting, ING Funds Services,
                                                                                      LLC (3) (August 2002 - April 2004); and
                                                                                      Controller, Z Seven Fund, Inc. and Ziskin
                                                                                      Asset Management, Inc. (January 2000 -
                                                                                      March 2002).

KIMBERLY K. PALMER                   Vice President             March 2006 - Present  Vice President, ING Funds Services, LLC
7337 East Doubletree Ranch Road                                                       (3) (March 2006 - Present). Formerly,
Scottsdale, Arizona 85258                                                             Assistant Vice President, ING Funds
Age: 49                                                                               Services, LLC (3) (August 2004 - March
                                                                                      2006); Manager, Registration Statements,
                                                                                      ING Funds Services, LLC (3) (May 2003 -
                                                                                      August 2004); Associate Partner, AMVESCAP
                                                                                      PLC (October 2000 - May 2003); and
                                                                                      Director of Federal Filings and Blue Sky
                                                                                      Filings, INVESCO Funds Group, Inc. (March
                                                                                      1994 - May 2003).

SUSAN KINENS                         Assistant Vice President   March 2003 - Present  Assistant Vice President, ING Funds
7337 East Doubletree Ranch Road                                                       Services, LLC (3) (December 2002 -
Scottsdale, Arizona 85258                                                             Present); and has held various other
Age: 29                                                                               positions with ING Funds Services, LLC for
                                                                                      more than the last five years.

THERESA K. KELETY                    Secretary                  September 2003 -      Counsel, ING Americas, U.S. Legal Services
7337 East Doubletree Ranch Road                                 Present               (April 2003 - Present). Formerly, Senior
Scottsdale, Arizona                                                                   Associate with Shearman & Sterling
85258                                                                                 (February 2000 - April 2003).
Age: 43

HUEY P. FALGOUT, JR.                 Assistant Secretary        September 2003 -      Chief Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch Road                                 Present               Services (September 2003 - Present).
Scottsdale, Arizona 85258                                                             Formerly, Counsel, ING Americas, U.S.
Age: 42                                                                               Legal Services (November 2002 - September
                                                                                      2003); and Associate General Counsel, AIG
                                                                                      American General (January 1999 - November
                                                                                      2002).

                                                                TERM OF OFFICE
                                     POSITIONS HELD             AND LENGTH OF         PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE                WITH THE COMPANY           TIME SERVED           THE LAST FIVE YEARS (1)
--------------------------------------------------------------------------------------------------------------------------------
HEALY A. WEBB                        Assistant Secretary        May 2006 - Present    Managing Paralegal, ING Funds Services,
7337 East Doubletree Ranch Road                                                       LLC (3) (May 2006 - Present); Formerly,
Scottsdale, Arizona 85258                                                             Supervisor, ING Funds Services, LLC (3)
Age: 36                                                                               (August 2005 - May 2006); Project Manager,
                                                                                      ING Funds Services, LLC (February 2002 -
                                                                                      August 2005); and Fund Administration and
                                                                                      Compliance Associate, Capital Research and
                                                                                      Management Company (August 1998 - January
                                                                                      2002).

(1) The Officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities.

BOARD OF DIRECTORS

     The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board is comprised of experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

FREQUENCY OF MEETINGS

         The Board currently conducts regular meetings four (4) times a year. The Audit Committee also meets regularly four (4) times per year, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.

COMMITTEES

     The Board has an Audit Committee whose function is to, among other things, meet with the independent registered public accounting firm of the Fund to review the scope of the Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O'Dell and Mr. Obermeyer (collectively the "Independent Directors"). Mr. Obermeyer currently serves as Chairperson and Dr. Norgaard currently serves as Vice Chairperson of the Audit Committee. The Audit Committee held four (4) meetings during the fiscal year ended May 31, 2006.

     The Board has established a Contracts Committee whose function is to consider, evaluate and make recommendations to the full Board of Directors concerning contractual arrangements with service providers to the Fund and all other matters in which the adviser or any affiliated entity has an actual or potential conflict of interest . The Contracts Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairperson and Dr. DePrince currently serves as Vice Chairperson of the Contracts Committee. The Contracts Committee held six (6) meetings during the fiscal year ended May 31, 2006.

     The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Nominating Committee is willing to consider nominations for vacancies received from shareholders and will assess shareholder nominees in the same manner as it reviews its own nominees. Shareholders wishing to submit a nomination for director at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund) in writing to the Nominating Committee, c/o the Secretary of the Fund, ING Series Fund, Inc., 7337 Doubletree Ranch Road, Scottsdale, Arizona 85258. Any recommendation made by a shareholder must contain sufficient information for the Nominating Committee to make an assessment of the candidate's suitability for the position of Independent Director. The Nominating Committee held no meetings during the fiscal year ended May 31, 2006.

     The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee operates pursuant to a charter approved by the Board. The Valuation Committee currently consists of: Mr. Koch, Dr. DePrince, Ms. Fighetti, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held no meetings during the fiscal year ended May 31, 2006.

     The Board has established a Compliance Committee for the purposes of (1) providing oversight with respect to compliance by the Fund and its service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Fund and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws. The Compliance Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. Norgaard currently serves as Chairperson and Mr. O'Dell currently serves as Vice Chairperson of the Compliance Committee. The Compliance Committee meets as needed. The Compliance Committee held four (4) meetings during the fiscal year ended May 31, 2006.

DIRECTOR OWNERSHIP OF SECURITIES

     Set forth below is the dollar range of equity securities owned by each Director.


                                                                            AGGREGATE DOLLAR RANGE OF
                                               DOLLAR RANGE OF EQUITY       EQUITY SECURITIES IN ALL
                                               SECURITIES HELD IN THE       REGISTERED INVESTMENT
                                               130/30 FUNDAMENTAL           COMPANIES OVERSEEN BY
                                               RESEARCH FUND AS OF MAY      DIRECTOR IN FAMILY OF
      NAME OF DIRECTOR                         31, 2006                     INVESTMENT COMPANIES
      -----------------------------------------------------------------------------------------------
      INDEPENDENT DIRECTORS
      Albert E. DePrince, Jr.                             None                  Over $100,000 (1)
      Maria T. Fighetti                                   None                  Over $100,000 (1)
      Sidney Koch                                         None                   $1,000 - $10,000
      Edward T. O'Dell                                    None                  Over $100,000 (1)
      Joseph E. Obermeyer                                 None                $50,000 - $100,000 (1)
      Corine T. Norgaard                                  None                    Over $100,000
      DIRECTORS WHO ARE "INTERESTEDPERSONS"
      Thomas McInerney(2)                                 None                    Over $100,000
      Scott Fox                                           None                    Over $100,000


      (1) Includes the value of shares in which a Director has an indirect interest through a deferred compensation plan.

      (2)  Mr. McInerney resigned from the Board on April 28, 2006.


INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

     Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the Fund's adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the Fund (not including registered investment companies) as of December 31, 2005.

                              NAME OF OWNERS
                             AND RELATIONSHIP                                             VALUE OF       PERCENTAGE OF
   NAME OF DIRECTOR            TO DIRECTOR          COMPANY         TITLE OF CLASS       SECURITIES          CLASS
----------------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.            N/A                N/A                N/A                N/A              N/A
Maria T. Fighetti                  N/A                N/A                N/A                N/A              N/A
Sidney Koch                        N/A                N/A                N/A                N/A              N/A
Corine T. Norgaard                 N/A                N/A                N/A                N/A              N/A
Edward T. O'Dell                   N/A                N/A                N/A                N/A              N/A
Joseph Obermeyer                   N/A                N/A                N/A                N/A              N/A

COMPENSATION OF DIRECTORS

     The Fund pays each Director who is not an interested person a PRO RATA share, as described below, of: (i) an annual retainer of $60,000; (ii) $7,500 for each in person meeting of the Board; (iii) $7,500 for each Contracts Committee meeting attended in person; (iv) $3,500 per attendance of any Committee meeting (except Contracts Committee) held in conjunction with a meeting of the Board and $5,000 for meetings (except Contracts Committee) not held in conjunction with a meeting of the Board; (v) $2,500 per telephonic meeting; (vi) $35,000 annual fee to the Chairperson of the Contracts Committee, $15,000 annual fee to the Chairperson of both the Audit and Compliance Committees and $5,000 annual fee to the Chairperson of the Nominating Committee (for periods in which the Committee has operated); and (vii) $20,000 annual fee to the Vice Chairperson of the Contracts Committee and $7,500 annual fee to the Vice Chairperson of both the Audit and Compliance Committees. The PRO RATA share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the Funds managed by the adviser for which the Directors serve in common as Directors.

     The following table sets forth information provided by the Fund's adviser regarding the estimated future compensation of Directors by the Fund for the current fiscal year and the actual compensation paid to the Directors by other funds managed by the adviser and its affiliates for the fiscal year ended May 31, 2006. Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from a Fund or any other funds managed by the adviser or its affiliates. None of these Directors were entitled to receive pension or retirement benefits.

                               COMPENSATION TABLE

                                                                            PENSION OR
                                                                            RETIREMENT
                                                                             BENEFITS
                                                                            ACCRUED AS    TOTAL COMPENSATION FROM
                                          AGGREGATE COMPENSATION FROM         PART OF       THE COMPANY AND FUND
           NAME OF PERSON               THE 130/30 FUNDAMENTAL RESEARCH        FUND           COMPLEX PAID TO
             POSITION                                FUND(1)                 EXPENSES           DIRECTORS(2)
-----------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.                                $ 89                    N/A              $ 178,250(3)
Director
Maria T. Fighetti                                      $ 82                    N/A              $ 162,000(3)
Director, Chairman Audit Committee
Sydney Koch                                            $ 96                    N/A              $ 158,750
Director, Chairman Contract Committee
Corine Norgaard                                        $ 93                    N/A              $ 182,625
Director, Chairman Audit Committee
Joseph E. Obermeyer                                    $ 85                    N/A              $ 170,125(3)
Director
Edward T. O'Dell                                       $ 80                    N/A              $ 168,250(3)
Director


  (1) The Fund did not have a full year of operations as of the date of this SAI and therefore did not pay any compensation to any Directors during the current fiscal year. The compensation presented is estimated for the fiscal year ended May 31, 2006.
  (2) Represents compensation from 39 funds (total in complex as of May 31, 2006).
  (3) Includes amounts deferred pursuant to a Deferred Compensation Plan. During the fiscal year ended May 31, 2006, Ms. Fighetti, Dr. DePrince, Mr. Obermeyer and Mr. O'Dell deferred $30,000.00 $45,349.00, $32,525.00 and $43,875.00, respectively, of their compensation from the Fund
       Complex.

The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, PROVIDED that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

                                 CODE OF ETHICS

     The Fund, the adviser, the sub-adviser, and the Distributor have adopted a code of ethics ("Code of Ethics") or written supervisory procedures governing personal trading activities of all Directors and Officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading of securities that may be purchased or held by the Fund or the Fund's shares. The Code of Ethics also prohibits short-term trading of the Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Fund's Compliance Department and to report all transactions on a regular basis. The sub-adviser has adopted its own Codes of Ethics to govern the personal trading activities of its personnel.

                             PROXY VOTING PROCEDURES

     The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The proxy voting procedures and guidelines delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the adviser, the Board has also approved the adviser' proxy voting procedures, which require the adviser to vote proxies in accordance with the Fund's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Fund, including procedures of the adviser, are attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

     Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. As of September 1, 2006, no person owned beneficially or of-record more than 25% of the Class A, Class B, Class C or Class I shares of 130/30 Fundamental
Research Fund. As of September 1, 2006, Officers and Directors of the Company owned less than 1% of the outstanding shares of the Fund. As of that date, to the knowledge of management, no person owned beneficially or of-record more than 5% of the outstanding Class A, Class B, Class C or Class I shares of the Fund.


                          CLASS AND TYPE
                                OF                                            PERCENTAGE             PERCENTAGE
    NAME OF FUND            OWNERSHIP              NAME AND ADDRESS            OF CLASS                OF FUND
---------------------------------------------------------------------------------------------------------------
 130/30 Fundamental                              ING Life Insurance &
      Research               Class A                Annuity Company
                                                  151 Farmington Ave.           99.9%                   99.9%
                                                  Hartford, CT 06156

                                                 ING Life Insurance &
 130/30 Fundamental                                 Annuity Company
      Research               Class B              151 Farmington Ave.             99%                   0.01%
                                                  Hartford, CT 06156

                                                 ING Life Insurance &
 130/30 Fundamental                                 Annuity Company               99%                   0.01%
      Research                                    151 Farmington Ave.
                             Class C              Hartford, CT 06156

                                                 ING Life Insurance &
 130/30 Fundamental                                 Annuity Company               99%                   0.01%
      Research               Class I              151 Farmington Ave.
                                                  Hartford, CT 06156


                                     ADVISER

     The adviser for the Fund is ING Investments, LLC ("Adviser" or "ING Investments"), which is registered with the SEC as an adviser and serves as an adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Adviser, subject to the authority of the Directors of the Fund, has the overall responsibility for the management of the Fund's portfolio subject to delegation of certain responsibilities to other advisers ("Sub-Adviser"): ING Investment Management Co. ("ING IM") as the Sub-Adviser to the Fund. The Adviser and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

     On February 26, 2001, the name of the Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC."

     The Adviser serves pursuant to an investment management agreement ("Investment Advisory Agreement") between the Adviser and the Company, on behalf of the Fund. The Investment Advisory Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Fund. Pursuant to a sub-advisory agreement ("Sub-Advisory Agreement") the Adviser has delegated certain management responsibilities ING IM. The Adviser oversees the investment management of the Sub-Adviser to the Fund.

     The Investment Advisory Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. The Adviser also provides investment research and analysis. The Investment Advisory Agreement provides that the Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

     After an initial term of two years, the Investment Advisory Agreement and Sub-Advisory Agreement continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Adviser or Sub-Adviser as the case may be, by vote cast in person at a meeting called for the purpose of voting on such approval.

     For information regarding the basis of the Board's approval of the investment advisory or investment sub-advisory relationships, please refer to the Fund's annual shareholder report dated May 31, 2006.

                                  ADVISORY FEES

     The Adviser bears the expense of providing its services and pays the fees of ING IM. For its services, the Fund pays the Adviser, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

           FUND                                         ANNUAL ADVISER FEE
 130/30 Fundamental             0.80% on the first $500 million of the Fund's average daily net assets;
      Research                  0.75% on the next $500 million of the Fund's average daily net assets; and
                                0.70 of the Fund's average daily net assets in excess of $1 billion.

TOTAL ADVISORY FEES PAID

     The Fund commenced operations on April 28, 2006. As a result, no advisory fees were paid for the fiscal years ended May 31, 2005 and 2004. During the fiscal year ended May 31, 2006, the investment advisory fees were paid as follows:


FUND                                                                    MAY 31
----                                                   ----------------------------------------
                                                       2006              2005              2004
                                                       ----              ----              ----
130/30 Fundamental Research                            $ 6,416            N/A              N/A


                          EXPENSE LIMITATION AGREEMENT

     The Adviser has entered into an expense limitation agreement with the Fund, pursuant to which the Adviser has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of the Fund (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of the Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser do not exceed the following expense limitations:

FUND                                           CLASS A         CLASS B          CLASS C         CLASS I
----                                           -------         -------          -------         -------
130/30 Fundamental Research                      1.40%           2.15%            2.15%           1.15%

     The Adviser may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

     The expense limitation agreement provides that these expense limitations shall continue until May 1, 2008. Thereafter, the expense limitation agreement will automatically renew for a one-year term unless the Adviser provides written notice of the termination of the expense limitation agreement to the Fund at least 90 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory
Agreement, or it may be terminated by the Fund, without payment of any penalty, upon ninety (90) days prior written notice to the Adviser.

                                   SUB-ADVISER

     The Investment Advisory Agreement for the Fund provides that the Adviser, with the approval of the Company's Board, may select and employ advisers to serve as sub-adviser for the Fund, and shall monitor the sub-adviser's investment programs and results, and coordinate the investment activities of the sub-advisers to ensure compliance with regulatory restrictions. The Adviser pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to the Sub-Adviser, and executive salaries and expenses of the Directors and Officers of the Company who are employees of the Adviser or its affiliates. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the relevant sub-advisory agreements.

     Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Fund are borne by the Fund, including, without limitation, advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, shareholder servicing agents, and custodians; the expense of obtaining quotations for calculating the Fund's net asset value ("NAV"); taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of disposition or offering any of the portfolio securities held by a Fund; expenses of printing and distributing annual and semi-annual shareholder reports, notices and proxy materials to existing shareholders; expenses of printing and filing annual and semi-annual shareholder reports and other documents filed with governmental agencies; expenses of annual and special shareholder and director meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Company who are not employees of the Adviser or the Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

     The Sub-Advisory Agreement may be terminated without payment of any penalties by the Adviser, the Board, on behalf of the Fund, or the shareholders of the Fund upon 60 days' prior written notice. The Sub-Advisory Agreement continues in effect through December 31, 2007 for the Fund and will, thereafter, continue in effect from year to year, subject to the annual approval of the Board, on behalf of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of the Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

     The Fund and the Adviser have received an exemptive order from the SEC that allows the Adviser to enter into a new investment sub-advisory agreement on behalf of the Fund and to make material changes to the Sub-Advisory Agreement with the approval of the Fund's Board, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Board (including a majority of the Board's Independent Directors) of the Fund must approve a new or amended Sub-Advisory Agreement with the Sub-Adviser. In accordance with the exemptive order receive from the SEC, an information statement describing any Sub-Adviser changes will be provided to shareholders within 90 days of the change. The Adviser remains responsible for providing general management services to the Fund, including overall supervisory responsibility for the general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund's assets, and, subject to the review and approval of the Board, will among other things: (i) set the Fund's overall investment strategies; (ii) evaluate, select and recommend a sub-adviser to manage all or part of the Fund's assets; (iii) when appropriate, allocate and reallocate the Fund's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of the sub-adviser and (v) implement procedures reasonably designed to ensure that the sub-adviser complies with the Fund's investment objectives, policies and restrictions.

     Pursuant to a Sub-Advisory Agreement between the Adviser and ING IM, ING IM acts as Sub-Adviser to the Fund. In this capacity, ING IM, subject to the supervision and control of the Adviser and the Board of Directors, on behalf of the Fund, manages the Fund's portfolio investments consistently with the

Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Adviser. ING IM's address is 230 Park Avenue, New York 10169. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser.

                                SUB-ADVISORY FEES

     As compensation to the ING IM for its services, the ING Investment pays ING IM a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month:

      FUND                 ANNUAL SUB-ADVISORY FEE(1)
      -------------------------------------------------------------------------------------------------------
      130/30 Fundamental   0.3600% on the first $500 million of the Fund's average daily net assets;
      Research             0.3375% on the next $500 million of the Fund's average daily net assets;
                           0.3150% of the Fund's average daily net assets in excess of $1 billion.

TOTAL SUB-ADVISORY FEES PAID

     The Fund commenced operations on April 28, 2006. As a result, no sub-advisory fees were paid for the fiscal years ended May 31, 2005 and 2004. During the fiscal year ended May 31, 2006, the sub-advisory fees were paid as follows:


FUND                                                                     MAY 31
----                                                  ----------------------------------------
                                                      2006                2005            2004
                                                      ----                ----            ----
130/30 Fundamental Research                           $ 6,416             N/A             N/A


                               PORTFOLIO MANAGERS

130/30 FUNDAMENTAL RESEARCH FUND

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the sub-adviser as of May 31, 2006.

                 REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                 COMPANIES                          VEHICLES                    OTHER ACCOUNTS
                 -------------------------------    --------------------------  ---------------------------
  PORTFOLIO      NUMBER OF                          NUMBER OF                   NUMBER OF
   MANAGER       ACCOUNTS         TOTAL ASSETS       ACCOUNTS    TOTAL ASSETS   ACCOUNTS       TOTAL ASSETS
------------------------------------------------------------------------------------------------------------
Christopher
Corapi               4           $ 3,173,797,888        0            N/A           3           $ 23,059,411
Michael Pytosh       1           $     9,520,111        0            N/A           0                    N/A


None of the accounts listed above are subject to performance based fees.

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

     A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

     A portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for the Fund. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

     As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

     Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts may allow extensive use of short sales, which in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     The regarding ING IM compensation paid to portfolio managers consists of
(a) fixed base salary and (b) bonus, which is based on, 3 and 5 year pre-tax performance of the accounts the portfolio manager, is primarily and jointly responsible for relative to account benchmarks and peer universe performance, and, in certain cases, revenue growth of the accounts he or she is responsible for, and (c) long-term equity awards tied to the performance of the parent company, ING Groep.

     The portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM employs defined indices, (I.E., the Standard & Poor's 500(R) Composite Stock Price Index) and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for the portfolio manager. The measures for the portfolio manager are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and, in certain circumstances, year-to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) for all accounts managed by the portfolio manager. The results for overall ING IM scorecards are calculated on an asset weighted performance basis of the portfolio manager's scorecards.

     Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

     If the portfolio manager's fixed base salary compensation exceeds a particular threshold he may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Fund owned by the portfolio managers as of May 31, 2006, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

                      DOLLAR RANGE OF SECURITIES OF THE FUND
PORTFOLIO MANAGER     OWNED
------------------------------------------------------------
Christopher Corapi    None
Michael Pytosh        None


                                RULE 12(b)-1 PLAN

     Fund shares are distributed by the Distributor. With respect to Class A shares of the Fund, the Distributor is paid an annual fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan"). With respect to Class B shares of the Fund, the Distributor is paid an annual fee at the rate of 1.00% of the value of average daily net assets attributable to those shares under a Rule 12b-1 Plan. With respect to Class C shares of the Fund, the Distributor is paid an annual fee at the rate of 1.00% of the value of average daily net assets attributable to those shares under a Rule 12b-1 Plan. The Fund does not have a distribution plan for Class I shares. The fee for a specific class may be used to pay securities dealers (which may include the principal underwriter itself) and other financial institutions and organizations for servicing shareholder accounts. To the extent not used for servicing shareholder accounts, the fee may be paid to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons to obtain various distribution and/or administrative services for the Fund; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. The Distributor may re-allow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates. Payments under the Rule 12b-1
Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

     The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Rule 12b-1 Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Rule 12b-1 Plan should be continued. The terms and provisions of the Rule 12b-1 Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

     The Rule 12b-1 Plans continue from year to year from their inception dates, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Rule 12b-1 Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval. All amendments to the Rule 12b-1 Plans must be approved by the Board in the manner described above for annual renewals. The Rule 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Rule 12b-1 Plans. All persons who are under common control of the Fund could be deemed to have a financial interest in the Rule 12b-1 Plans. No other interested person of the Fund has a financial interest in the Rule 12b-1 Plans.

     In approving the Rule 12b-1 Plans, the Board considered all the features of the distribution system, including (1) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (2) the services provided to the Fund and its shareholders by the Distributor and (3) the Distributor's shareholder distribution-related expenses and costs.

     The Adviser, Sub-Adviser or their affiliates may make payments to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) and the selling broker-dealer.

     The Fund commenced operations on April 28, 2006. As a result, no total distribution expenses were paid for the fiscal years ended May 31, 2005 and 2004. During the fiscal year ended May 31, 2006, total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Fund paid to the Distributor were as follows:


DISTRIBUTION EXPENSES                                             MAY 31
---------------------                   ------------------------------------------------------------
                                        CLASS A           CLASS B          CLASS C           CLASS I
                                        -------           -------          -------           -------
130/30 FUNDAMENTAL RESEARCH

Advertising                             $    67           $   17           $   17            $   20
Printing                                $ 1,275           $  319           $  319            $  382
Salaries & Commissions                  $ 4,131           $1,034           $1,034            $1,239
Broker Servicing                        $ 1,917           $  480           $  480            $  576
Miscellaneous                           $ 2,942           $  122           $  122            $  146
Total                                   $10,333           $1,971           $1,971            $2,363


                                  ADMINISTRATOR

     ING Funds Services, LLC ("ING Funds Services" or "Administrator") serves as administrator for the Fund pursuant to an Administration Services Agreements with the Company. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Fund's business, except for those services performed by the Adviser under the Investment Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the custodian under the Custodian Agreement, the transfer agent under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as a liaison among these service providers to the Fund. The Administrator is also responsible for monitoring the Fund in compliance with applicable legal requirements and the investment policies and restrictions of the Fund. The Administrator is an affiliate of the Adviser. The Administrator receives an annual administration fee equal to 0.08% of the Fund's average daily net assets.

                         TOTAL ADMINISTRATIVE FEES PAID

     The Fund commenced operations on April 28, 2006. As a result, no administrative fees were paid for the fiscal years ended May 31, 2005 and 2004. During the fiscal year ended May 31, 2006, the Fund paid the Administrator the following administrative fees:


FUND                                                MAY 31
----                               ---------------------------------------
                                   2006              2005             2004
                                   -----             ----             ----
130/30 Fundamental Research        $ 642              N/A              N/A

                                    CUSTODIAN

     The Bank of New York, One Wall Street, New York, New York, 10286, serves as custodian of the Fund. The custodian does not participate in determining the investment policies of the Fund nor in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., The Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                  LEGAL COUNSEL

     Legal matters for the Company are passed upon by Goodwin Procter LLP, Exchange Place, Boston, MA, 02109.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

     DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer and dividend-paying agent to the Fund.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

     Subject to the supervision of the Board, ING IM is responsible for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions on those trades. It is ING IM's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

     ING IM receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Fund and other investment companies, services related to the execution of trades on behalf of the Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Fund as a component of other research services. ING IM considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in the Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of ING IM, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker. In those instances where it is reasonably determined that more than one broker can offer the services needed to obtain the most favorable execution available, ING IM may also take into account the quality of research and related services by executing brokers and make a good faith determination that the brokerage commissions paid by the Fund is reasonable in light of the research and other products and services the brokerage provides. Research services furnished by brokers through whom the Fund effects securities transactions may be used by ING IM in servicing all of its accounts; not all such services will be used by ING IM to benefit the Fund. ING Investments or ING IM may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Fund. Under these programs, the participating broker-dealers will return to the Fund a portion of the brokerage commissions (in the form of a credit to the Fund) paid to the broker-dealers to pay certain expenses of the Fund. These commission recapture payments benefits the Fund, and not ING Investments or ING IM.

     Consistent with federal law, ING IM may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or
(2) by means of separate, non-commission payments. The judgment of ING IM as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect ING IM's opinion as to which services and which means of payment are in the long-term best interests of its clients.

     ING IM may buy or sell the same security at or about the same time for the Fund and another advisory client of ING IM, including clients in which affiliates of ING IM have an interest. ING IM normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of the Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

     The Fund commenced operations on April 28, 2006. As a result, no brokerage commissions were paid for the fiscal years ended May 31, 2005 and 2004. For the fiscal year ended May 31, 2006, brokerage commissions were paid as follows:


FUND                                                   MAY 31
----                                 ------------------------------------------
                                       2006             2005               2004
                                       ----             ----               ----
130/30 Fundamental Research          $ 13,888            N/A               N/A


     The Fund commenced operations on April 28, 2006. As a result, no brokerage commissions were paid for the fiscal years ended May 31, 2005 and 2004. For the fiscal year ended May 31, 2006, brokerage commissions in the amount listed below were paid to firms that also provided research, statistical, or other services to the Adviser:


FUND                                                    MAY 31
----                                    ----------------------------------------
                                        2006             2005               2004
                                        ----             ----               ----
ING 130/30 Fundamental Research         $ 24              N/A               N/A

For the fiscal year ended May 31, 2006, the Fund did not use an affiliated broker to execute portfolio transactions.

For the fiscal year ended May 31, 2006, the Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents. The holdings of securities of such brokers and dealers were as follows:

FUND                           SECURITY DESCRIPTION     MARKET VALUE
----                           --------------------     ------------
130/30 Fundamental Research    Bank of America Corp.     $ 179,080
                               Bank of New York          $ 192,734
                               Citigroup, Inc.           $ 281,010
                               Merrill Lynch & Co.       $  94,133
                               Morgan Stanley            $  95,392

                        PURCHASE AND REDEMPTION OF SHARES

     A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Class A, Class B, Class C, or Class I shares' respective Prospectuses under "Shareholder Guide."

     Class I shares of the Company are purchased and redeemed at the applicable NAV next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and Class C shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class B and Class C shares are redeemed at the applicable NAV next determined less any applicable contingent deferred sales charge ("CDSC") after a redemption request is received, as described in the Prospectus. Class A shares of the Company are purchased at the applicable NAV next determined after a purchase order is received less any applicable front-end sales charge and redeemed at the applicable NAV next determined adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.

     Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the SEC by order so permits for the protection of shareholders of the Fund.

     If you invest in the Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.


     Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

     The Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, the Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1.00% of its net assets for any one shareholder of the Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on non-redeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

     Purchases and exchanges should be made for investment purposes only. The Fund reserves the right to reject any specific purchase or exchange request. In the event the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

FRONT-END SALES CHARGE WAIVERS

Front-end sales charges will not apply if you are buying Class A shares with proceeds from the following sources:

     1.   Redemptions from any ING -advised Fund if you:
               -    Originally paid a front-end sales charge on the shares and
               -    Reinvest the money within 90 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by:

     1. Employees of ING Groep and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of the Distributor or any affiliated broker-dealer (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including their immediate families).

     2. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either
         (1) directly in any Fund or through an unregistered separate account sponsored by ING Life and Annuity Company ("ILIAC") or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

     3. Certain trust companies and bank trust departments investing on behalf of their clients.

     4. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.

     5. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) and their immediate family members, as allowed by the internal policies of their employer.

     6.  Registered investment companies.

     7.  Insurance companies (including separate accounts).

     8. Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.

     9.  Certain executive deferred compensation plans.

CONTINGENT DEFERRED SALES CHARGE

Certain Class A shares, all Class B shares and all Class C shares are subject to a CDSC, as described in the Prospectus. For shareholders opening accounts on or after March 1, 2002, there is no CDSC imposed on:

     - redemptions of shares purchased through reinvestment of dividends or capital gains distributions; and

     - shares purchased more than one year (in the case of Class A and Class C shares), or six years (in the case of Class B shares) prior to the redemption


CDSC WAIVERS
The CDSC will be waived for:

     -    exchanges to other funds of the same class;
     - redemptions following the death or disability of the shareholder or beneficial owner;
     - redemptions related to distributions from retirement plans or accounts under Code Section 403(b) after you attain age 70 1/2;
     -    tax-free returns of excess contributions from employee benefit plans;
     - distributions from employee benefit plans, including those due to plan termination or plan transfer; and
     - redemptions made in connection with the Automatic Cash Withdrawal Plan (see Shareholder Services and Other Features), provided that such redemptions:

               - are limited annually to no more than 12% of the original account value;
               - are made in equal monthly amounts, not to exceed 1% per month; and

               - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.

LETTER OF INTENT

     You may qualify for a reduced sales charge when you buy Class A shares as described in the Prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one fund and will be effective only after notification to the Distributor that the investment qualifies for a discount. Your holdings in the Fund acquired within 90 days of the day the Letter of Intent is filed, will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

     Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

     If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNT

     A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares of the Fund already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares, as well as those Class A shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares of the Fund. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares of the Fund to determine the front-end sales charge that applies.

     To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

DEALER COMMISSIONS AND OTHER INCENTIVES

     Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge.

                                                AMOUNT OF SALES CHARGE TYPICALLY ALLOWED TO DEALERS AS A
        WHEN YOU INVEST THIS AMOUNT:                         PERCENTAGE OF OFFERING PRICE:
        ----------------------------          ------------------------------------------------------------
               Under $50,000                                              5.00%
     $50,000 or more but under $100,000                                   3.75%
    $100,000 or more but under $250,000                                   2.75%
    $250,000 or more but under $500,000                                   2.00%
   $500,000 or more but under $1,000,000                                  1.75%

Securities dealers that sell Class A shares in amounts of $1 million or more may be entitled to receive the following commissions:

                                                           COMMISSION
                                                           ----------
      - on sales of $1 million to $2,499,999                  1.00%
      - on sales of $2.5 million to $4,999,999                0.50%
      - on sales of $5 million or greater                     0.25%


     For sales of Class B shares, your securities dealer is paid an up-front commission equal to four percent (4%) of the amount sold. Beginning in the thirteenth month after the sale is made, the Distributor uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

     The Distributor or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer(s).

     In addition, the Adviser may make payments of up to 0.05% of the Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.

     The Distributor or its affiliates may, from time to time, also make payments to clearing firms that offer networking services, which make the Fund available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

     The Distributor has agreed to reimburse Financial Network Investment Corporation, an affiliate of the Distributor, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.

     The Distributor may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Fund. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. The Distributor may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.

     The value of a shareholder's investment will be unaffected by these payments.

     The Fund commenced operations on April 28, 2006. As a result, the Distributor did not receive any sales charges in connection with the sale of Fund shares for the fiscal years ended May 31, 2005 and 2004. As of the date of this SAI, the Fund did not have a full year of operations and as a result the Distributor did not receive any sales charges in connection with the sale of Fund shares.

                        SHAREHOLDER ACCOUNTS AND SERVICES

SHAREHOLDER ACCOUNTS AND SERVICES SYSTEMATIC INVESTMENT

     The Systematic Investment feature, using the Electronic Funds Transfer ("EFT") capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

SHAREHOLDER INFORMATION

     The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual shareholder reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

     Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

AUTOMATIC CASH WITHDRAWAL PLAN

     A CDSC may be applied to withdrawals made under this plan. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in the Fund ($250,000 in the case of Class I shares). Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

CROSS INVESTING

     DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other fund.

     SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

     Cross investing may only be made in the Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-992-0180.

SIGNATURE GUARANTEE

     A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

     As noted in the Prospectuses, the NAV and offering price of each class of the Fund's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the exchange) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectus. The long-term debt obligations held in the Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the-counter market quotations are readily available.

     Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

     The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

     If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's NAV.

     Options on securities, currencies, futures, and other financial instruments purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

     The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

     In computing the NAV for a class of shares of the Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

     The per share NAV of Class A shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share NAV of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

                               TAX CONSIDERATIONS

     The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion is based on the Code, Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY

     The Fund intends to qualify annually as a regulated investment company ("RIC") under the provisions of Subchapter M of the Code. If the Fund qualifies as a RIC and complies with the appropriate provisions of the Code, it will be relieved of federal income tax on the amount of income it distributes.

     To qualify for treatment as a RIC, the Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, other income (including gains from certain options, futures and forward contracts) derived with respect to its business of investing in securities or foreign currencies and income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other
RICs) of any one issuer, the securities (other than the securities of other RICs of two or more issuers that the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and that are engaged in the same or similar trades or businesses or related trades or businesses or interests in certain publicly traded partnerships; and (c) distribute in each taxable year at least 90% of its investment company taxable income (consisting generally of dividends, interest, net investment income and net short-term capital gain, but is computed without regard to capital gain dividends and exempt interest dividends and at least 90% of its net tax-exempt interest income. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

     The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income, which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

     As a RIC, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains, which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

     If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. However, although the Fund would not be able to pass through distributions of long-term capital gains to its shareholders under the rules generally applicable to RICs, its distributions may constitute qualified dividend income generally taxable to non-corporate shareholders at long-term capital gain rates and may be eligible for the corporate dividends received deduction (see - DISTRIBUTIONS - below). Moreover, the Fund would not be required to make distributions to its shareholders. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

DISTRIBUTIONS

     Distributions of investment company taxable income (including short-term capital gain) are generally taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent that such distributions are attributable to the Fund's dividend income from U.S. corporations and other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. The distributions also may be eligible for federal income taxation at long-term capital gain rates in cases of individual shareholders to the extent attributable to the Fund's qualified dividend income from U.S. and certain foreign corporations and other applicable requirements are met. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated by the Fund as capital gain dividends are not eligible for the corporate dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Distributions of short-term capital gains from assets held for one year or less will be taxed as ordinary income. Generally, distributions from the Fund are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

     Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gain and on dividends on corporate stock that are treated as qualified dividend income. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the 15% rate. Qualified dividend income generally includes dividends from taxable domestic corporations and certain qualified foreign corporations, provided that the Fund has held the stock in such corporation for more than 60 days during the 121-day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend. Distributions from funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on a established securities market in the U.S. and corporations eligible for the benefits of a comprehensive income tax treaty with the United States and that satisfy certain other requirements. Passive foreign investment companies are not treated as "qualified foreign corporations."

     Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

     Distributions by the Fund reduce the NAV of the Fund's shares. Should a distribution reduce the NAV below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the investors.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT

     Certain debt securities acquired by the Fund may be treated as having original issue discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

     Some debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

     Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if 75% or more of its gross income is passive income (including dividends, interest, royalties, rents, and certain other types of investment income), or if 50% or more of the company's assets are held for the production of such passive income in a taxable year. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Fund's PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Distributions from a PFIC are not eligible for the reduced rate of tax on qualified dividend income.

FOREIGN WITHHOLDING TAXES

     Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. However, tax treaties between countries and the United States may reduce or eliminate these taxes. Furthermore, many foreign countries do not impose taxes on capital gains in respect to investments by foreign investors.


OPTIONS AND HEDGING TRANSACTIONS

     The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain options and financial contracts in which the Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

     The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed on or before the 30th day after the close of the Fund's taxable year, if the position is held throughout the 60-day period beginning on the date such transaction is closed and certain other conditions are met.

     Under recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to qualified dividend income to instead be taxed at the tax rate tax applicable to ordinary income.

     Requirements relating to the Fund's tax status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AND SHORT SALES AGAINST THE BOX

     If the Fund sells securities short, it will realize short-term gain or loss upon the closing of the sale.

     If the Fund sells securities short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

     It is possible that by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Fund may limit the extent to which the Fund will be able to invest in other investment companies.

SALE OR OTHER DISPOSITION OF SHARES

     Upon the sale or exchange of the Fund's shares, a shareholder will realize a taxable gain or loss depending upon such shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hand. Capital gain generally may be eligible for reduced federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gain dividends received by the shareholder with respect to such shares. As noted above, the current maximum tax rate on long-term capital gains for individual taxpayers is 15%.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

     The Fund generally will be required to make backup withholding of federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the Fund that the taxpayer identification number furnished by the shareholder is incorrect, (3) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (4) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders may be exempt from U.S. tax through 2007 to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Fund makes certain elections and certain conditions are met. The Fund may choose to not make such elections and satisfy the required conditions and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. The 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

     Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to individual shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

                                   DISTRIBUTOR

     Shares of the Fund are distributed by ING Funds Distributor pursuant to an underwriting agreement ("Underwriting Agreement") between the Company and the Distributor, on behalf of the Fund. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. The Company and the Distributor have agreed to indemnify each other against certain liabilities. At the direction of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized dealer may be deemed to be an "Underwriter" as that term is defined under the 1933 Act. The Underwriting Agreement will remain in effect for two years from its inception date and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Fund. See the Prospectuses for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Fund and have no effect on the net asset value of the Fund. ING Funds Distributor, LLC 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is an affiliate of the Adviser and an indirect, wholly-owned subsidiary of ING Groep.

     The Distributor may, at its discretion, pay additional cash compensation to its employee sales staff for sales by certain broker-dealers or "focus firms." The Distributor may pay up to an additional 0.10% to its employee sales staff for sales that are made by registered representatives of these focus firms. As of the date of this SAI, the focus firms are: A.G. Edwards & Sons, Inc.; Advantage Capital Corporation; AIG Financial Advisors, Inc.; American General Securities, Inc.; Banc of America Investment Services, Inc.; Banc of America Securities LLC; Banc One Securities Corporation; Chase Investment Services; Citigroup Global Markets, Inc.; Citistreet Equities LLC; Financial Network Investment Corporation; FSC Securities Corporation; H & R Block Financial Advisors LLC; ING Financial Partners, Inc.; JP Morgan Investment, LLC; JP Morgan Securities, Inc.; Linsco Private Ledger Financial Services; Merrill Lynch; Morgan Stanley & Co., Inc.; Morgan Stanley Dean Witter; Multi-Financial Securities Corporation; PrimeVest Financial Services, Inc.; Prudential Investment Management Services, LLC; Prudential Retirement Brokerage
Services, Inc.; Prudential Securities; Raymond James & Associates, Inc.;
Raymond James Financial Services, Inc.; RBC Dain Rauscher, Inc.; Royal
Alliance Associates, Inc.; UBS Financial Services, Inc.; Wachovia Bank;
Wachovia Brokerage Services, Inc.; Wachovia Securities Financial Network,
Inc.; Wachovia Securities LLC; Wells Fargo Bank; Wells Fargo Bank N.A.; and Wells Fargo Investments LLC.

     The Fund commenced operations on April 28, 2006. As a result, the Distributor did not recover any sales charges in connection with the sales of shares for the fiscal years ended May 31, 2005 and 2004. For the fiscal year ended May 31, 2006, the Distributor recovered the following amount in sales charges in connection with the sales of shares:


      FUND                              MAY 31
                               TOTAL UNDERWRITING FEES
------------------------------------------------------
130/30 FUNDAMENTAL RESEARCH                    $ 2,007


     The following table shows all commissions and other compensation received by each principal underwriter who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly or indirectly, from the Fund during the Fund's most recent fiscal year:


                                            NET              COMPENSATION
                       NAME            UNDERWRITING         ON REDEMPTIONS
                   OF PRINCIPAL        DISCOUNTS AND             AND             BROKERAGE            OTHER
     FUND           UNDERWRITER         COMMISSIONS          REPURCHASES        COMMISSIONS        COMPENSATION
  -------------------------------------------------------------------------------------------------------------
    130/30
  Fundamental        ING Funds
   Research      Distributor, LLC           $ 0                  $ 0                $ 0                $ 0

                         CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN

     The Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                               P (1 + T)(TO THE POWER n) = ERV

Where:     P      = a hypothetical initial payment of $1,000,
           T      = the average annual total return,
           n      = the number of years, and

           ERV    = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

     These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION

     The Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                               P (1 + T)(TO THE POWER n) = ATV SUB(D)

Where:    P              = a hypothetical initial payment of $1,000,
          T              = the average annual total return (after taxes on
                           distributions),
          n              = the number of years, and
          ATV SUB(D)     = ending value of a hypothetical $1,000
                           payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

     All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION

     The Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P (1 + T)(TO THE POWER OF n) = ATV SUB(DR)

Where:    P              = a hypothetical initial payment of $1,000,
          T              = the average annual total return (after taxes on
                           distributions),
          n              = the number of years, and
          ATV SUB(DR)    = ending value of a hypothetical $1,000
                           payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions and redemption.

     All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (E.G., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

DIVIDEND YIELD

     The Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for the Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of the Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against the Fund's income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

     Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

     Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISON

     In reports or other communications to shareholders or in advertising material, the Fund may compare the performance of its Class A, Class B, Class C, and Class I Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. In addition, certain indices may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY and THE WALL STREET JOURNAL. If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

     The average annual total returns, including sales charges, for each class of shares of the Fund for the one-, five-, and ten-year periods ended May 31, 2006, and for classes that have not been in operation for ten years, the average annual total return is for the period from commencement of operations to May 31, 2006 are as follows:

Total Return Quotations as of May 31, 2006:


                                                                                 SINCE         INCEPTION
130/30 FUNDAMENTAL RESEARCH FUND (1)          1 YEAR     5 YEAR     10 YEAR    INCEPTION          DATE
--------------------------------------------------------------------------------------------------------
Class A                                          --         --        --         (10.27)%       04/28/06
Class A (after taxes on distributions)           --         --        --         (10.27)%
Class A (after taxes on distributions and
sale of fund shares)                             --         --        --          (6.68)%
Class B                                          --         --        --          (9.65)%       04/28/06
Class C                                          --         --        --          (5.85)%       04/28/06
Class I                                          --         --        --          (4.80)%       04/28/06


(1) 130/30 Fundamental Research Fund commenced operations on April 28, 2006.

                              FINANCIAL STATEMENTS

     The Financial Statements and the independent registered public accounting firm's reports thereon, appearing in the Fund's annual shareholder report for the period ended May 31, 2006, are incorporated by reference in this SAI. The Fund's annual and semi-annual shareholder reports may obtained without charge by contacting the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

                                   APPENDIX A

                                    ING FUNDS

                                   ----------

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          EFFECTIVE DATE: JULY 29, 2003
                          REVISION DATE: MARCH 30, 2006

                                   ----------

I.   INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.  DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

----------

(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

III. APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 3. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures (the "Adviser Procedures") must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.  VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

     A.   Routine Matters

     The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

     B.   Matters Requiring Case-by-Case Consideration

     The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

     Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

     Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

     The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

          1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

          In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

          2.   NON-VOTES: Votes in Which No Action is Taken

          The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

          Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

          Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in
          Section IV.B. above and Section V. below.

          3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

          If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures), in substantially the form attached hereto as EXHIBIT 2. As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

          If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or a participating Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist, except that, upon Counsel's finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

          If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.   CONFLICTS OF INTEREST

In any case in which there appears to be a conflict of interest with respect to the Agent's recommendation on a matter requiring case-by-case consideration, no action shall be taken on such matter (I.E., a "Non-Vote"). In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report when so required, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote Within

Guidelines so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.  REPORTING AND RECORD RETENTION

     A.   Reporting by the Funds

          Annually in August, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

     B.   Reporting to the Boards

          At each regularly scheduled meeting, the Board will receive a report from the Adviser's Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, (1) that was voted Out-of-Guidelines; and (2) for which the Proxy Group initially recommended a vote Out-of-Guidelines, but which was ultimately voted Within Guidelines in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending, an Out-of-Guidelines Vote.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS
                          PROXY VOTING OF THE ING FUNDS

ISSUER:
MEETING DATE:

1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal? This does not include former business relationships with which you have had no communication for at least one year and have no expectation of future or ongoing communication.
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

2. To your knowledge, (1) does any ING Entity have a Material Business Relationship with the Issuer or (2) is any ING Entity actively seeking to have a Material Business Relationship with the Issuer?
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?
     EXPLANATION:                                                    YES     NO
                                                                     / /    / /

NAME:                                            DATE:

CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

DEFINITIONS:

AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the Issuer; (B) any company 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the Issuer; (D) any officer, director, partner, copartner, or employee of the Issuer; (E) if the Issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the Issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC, ING Funds Distributor, LLC, ING Investment Management Co., ING Investment Management Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.

ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, merger partner, subsidiary or parent, or company under common control, but does not include entities associated with the Issuer solely through the provision of consulting, advisory or other professional services.

MATERIAL BUSINESS RELATIONSHIP means, but, subject to review by Counsel, may not be limited to, a relationship which you know to constitute (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER ("5% Issuer") (except that an Issuer's affiliation with a 5% Issuer shall not constitute a DE FACTO conflict of interest for ING with the first Issuer).

       ** PLEASE RETURN TO ING FUNDS PROXY COORDINATOR AT 480-477-2786 OR
                        proxycoordinator@ingfunds.com **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                   ----------

                             PROXY VOTING PROCEDURES

                                   ----------

I.   INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.  ROLES AND RESPONSIBILITIES

     A.   Proxy Coordinator

     The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

     Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

     Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

     B.   Agent

     An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

     The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation, Proxy and Brokerage Committee ("Committee").

     The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

     Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

     C.   Proxy Group

     The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

     A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund's Procedures and Guidelines.

     A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

     For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and
     (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

     If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

     If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

     The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

     D.   Investment Professionals

     The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III. VOTING PROCEDURES

     A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

     B.   Routine Matters

     The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

     C.   Matters Requiring Case-by-Case Consideration

     The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

     Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

     Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

          1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

          In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

          2.   NON-VOTES: Votes in Which No Action is Taken

          The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy

          Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

          Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

          Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

          3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

          If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

          4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.  ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

     A.   Assessment of the Agent

          The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the

          Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

          Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

     B.   Conflicts of Interest

          The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.   REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

        NAME                                      TITLE OR AFFILIATION
Stanley D. Vyner               Chief Investment Risk Officer and Executive Vice President,
                               ING Investments, LLC

Todd Modic                     Senior Vice President, ING Funds Services, LLC and ING
                               Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson                 Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos                   Proxy Coordinator for the ING Funds and Manager - Special
                               Projects, ING Funds Services, LLC

Julius Drelick                 Head of Product Strategy, ING Funds Services, LLC

Theresa K. Kelety, Esq.        Counsel, ING Americas US Legal Services

Steve Wastek, Esq.             Counsel, ING Americas US Legal Services


Effective as of May 27, 2005

                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                   ----------

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

                                   ----------

I.   INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives. The Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.  GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES
These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat. Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation.

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Voting on director nominees in uncontested elections not subject to specific          Case-by-Case
policies described herein

Voting on independent outside director nominees in any cases in which                 Case-by-Case
application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence

Votes from a nominee who, during both of the most recent two years, attended            Withhold
less than 75 percent of the board and committee meetings without a valid reason for the absences. Do not withhold votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Votes from a nominee in connection with poison pill considerations (E.G.,               Withhold
failure to remove restrictive features or ensure expiration or submission to shareholders for vote) only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee

Provided that a nominee served on the board during the relevant time period,            Withhold
votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.
However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

Voting on a nominee who has not acted upon WITHHOLD votes representing a              Case-by-Case
majority of the votes cast at the previous annual meeting

Votes from inside directors or affiliated outside directors who sit on the audit        Withhold
committee

Votes from inside directors or affiliated outside directors who sit on the          Do Not Withhold
nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

Votes from inside directors or affiliated outside directors if the full board       Do Not Withhold
serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions
(E.G., performance of relevant

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect",      Do Not Withhold
votes on nominees who sit on the compensation committee or from the pay package recipient.

     -    Compensation committee members who served during the relevant time          Case-by-Case
          period if the Agent has raised other considerations regarding compensation practices, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member

Independent outside director nominees serving on the audit committee, but if               For
total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote against auditor ratification if concerns exist regarding such fees, E.G., that remuneration for the non-audit work is so lucrative as to taint the auditor's independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority         Case-by-Case
independent. Inside director or affiliated outside director nominees in cases in which the full board is not majority independent, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence. When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to WITHHOLD or vote FOR nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Nominees who sit on up to (and including) seven public company boards, unless              For
the nominee is also CEO of a public company, in which case the public company board threshold shall be four

Nominees who are not public company CEOs but sit on more than seven public            Case-by-Case
company boards, or public company CEO nominees who sit on more than four public company boards

Proposals Regarding Board Composition or Board Service

     -    Shareholder proposals to impose new board structures or policies,              Against
          including those requiring that the positions of Chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          been identified.

     -    Management proposals to adopt or amend board structures or policies,             For
          except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders' rights.

     -    Shareholder proposals seeking more than a simple majority of                   Against
          independent directors

     -    Shareholder proposals asking that board compensation and/or nominating         Against
          committees be composed exclusively of independent directors

     -    Shareholder proposals to limit the number of public company boards on          Against
          which a director may serve

     -    Shareholder proposals that seek to redefine director independence or           Against
          directors' specific roles (E.G., responsibilities of the lead director)

     -    Shareholder proposals requesting creation of additional board                  Against
          committees or offices, except as otherwise provided for herein

     -    Shareholder proposals that seek creation of an audit, compensation or            For
          nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee)

     -    Shareholder proposals to limit the tenure of outside directors                 Against

     -    Shareholder proposals to impose a mandatory retirement age for outside         Against
          directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors

Shareholder proposals requiring directors to own a minimum amount of company             Against
stock in order to qualify as a director or to remain on the board

Director and Officer Indemnification and Liability Protection                         Case-by-Case

     -    Limit or eliminate entirely directors' and officers' liability for             Against
          monetary damages for violating the duty of care

     -    Proposals that would expand coverage beyond just legal                         Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

     -    Proposals providing such expanded coverage in cases when a director's            For
          or officer's legal defense was unsuccessful if:

          (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
          (2)  Only if the director's legal expenses would be covered

PROXY CONTESTS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for director nominees in contested elections                                   Case-by-Case

Reimburse proxy solicitation expenses                                                 Case-by-Case

AUDITORS

Management proposals to ratify auditors, except in cases of high non-audit fees            For
Non-Audit Services

     -    Approval of auditors when total non-audit fees exceed the total of          Case-by-Case
          audit fees, audit-related fees and tax compliance and preparation fees. Vote AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote
          AGAINST.

Auditor Independence

     -    Shareholder proposals asking companies to prohibit their auditors from      Case-by-Case
          engaging in non-audit services or capping the level of non-audit services

Audit Firm Rotation

     -    Shareholder proposals asking for mandatory audit firm rotation                 Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

     -    Proposals to classify                                                          Against

     -    Proposals to repeal classified boards and to elect all directors                 For
          annually

Shareholder Ability to Remove Directors

     -    Proposals that provide that directors may be removed only for cause            Against

     -    Proposals to restore shareholder ability to remove directors with or             For
          without cause

     -    Proposals that provide that only continuing directors may elect                Against
          replacement to fill board vacancies

     -    Proposals that permit shareholders to elect directors to fill board              For
          vacancies

Cumulative Voting

     -    Management proposals to eliminate cumulative voting, unless the                  For
          company maintains a classified board of directors

     -    Shareholder proposals to restore or permit cumulative voting, in cases           For
          in which the company maintains a classified board of directors

Time-Phased Voting

     -    Proposals to implement time-phased or other forms of voting that do            Against
          not promote a one share, one vote standard

     -    Proposals to eliminate such forms of voting                                      For

Shareholder Ability to Call Special Meetings

     -    Proposals to restrict or prohibit shareholder ability to call special          Against
          meetings

     -    Proposals that remove restrictions on the right of shareholders to act           For
          independently of management

Shareholder Ability to Act by Written Consent

     -    Proposals to restrict or prohibit shareholder ability to take action           Against
          by written consent

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Proposals to allow or make easier shareholder action by written                  For
          consent

Shareholder Ability to Alter the Size of the Board

     -    Proposals that seek to fix the size of the board                            Case-by-Case

     -    Proposals that give management the ability to alter the size of the            Against
          board without shareholder approval

TENDER OFFER DEFENSES

Poison Pills

     -    Proposals that ask a company to submit its poison pill for shareholder           For
          ratification, or to redeem its pill in lieu thereof, unless:

          (1)  shareholders have approved adoption of the plan,                          Against
          (2)  a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or
          (3)  the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate

     -    Shareholder proposals to redeem a company's poison pill                     Case-by-Case

     -    Management proposals to ratify a poison pill                                Case-by-Case

Fair Price Provisions

     -    Proposals to adopt fair price provisions                                    Case-by-Case

     -    Fair price provisions with shareholder vote requirements greater than          Against
          a majority of disinterested shares

Greenmail

     -    Proposals to adopt antigreenmail charter or by law amendments or                 For
          otherwise restrict a company's ability to make greenmail payments

     -    Antigreenmail proposals when they are bundled with other charter or         Case-by-Case
          by law amendments

Pale Greenmail                                                                        Case-by-Case

Unequal Voting Rights

     -    Dual-class exchange offers                                                     Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Dual-class recapitalizations                                                   Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

     -    Management proposals to require a supermajority shareholder to approve         Against
          charter and bylaw amendments

     -    Shareholder proposals to lower supermajority shareholder vote                    For
          requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal

Supermajority Shareholder Vote Requirement to Approve Mergers

     -    Management proposals to require a supermajority shareholder vote to            Against
          approve mergers and other significant business combinations

     -    Shareholder proposals to lower supermajority shareholder vote                    For
          requirements for mergers and other significant business combinations

White Squire Replacements                                                                  For

Amendments to Corporate Documents

     -    Unless recommended by the Agent or Investment Professional as a                Against
          condition to a major transaction such as a merger, proposals seeking to remove shareholder approval requirements by:

          (1) moving article provisions to portions of the charter not requiring shareholder approval or
          (2) in corporate structures such as holding companies, removing provisions in an active subsidiary's charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

     -    Proposals for charter amendments that may support board entrenchment,          Against
          particularly if the proposal is bundled or the board is classified

     -    Proposals seeking charter or bylaw amendments to remove anti-takeover            For
          provisions

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
MISCELLANEOUS

Shareholder proposals to adopt confidential voting, use independent tabulators,            For
and use independent inspectors of election

Management proposals to adopt confidential voting                                          For

Open Access

     -    Shareholder proposals seeking open access to management's proxy             Case-by-Case
          material in order to nominate their own candidates to the board

Majority Voting Standard

     -    Management proposals seeking election of directors by the affirmative            For
          vote of the majority of votes cast in connection with a meeting of shareholders

     -    Shareholder proposals seeking adoption of the majority voting standard         Against

     -    Proposals seeking adoption of the majority voting standard for issuers      Case-by-Case
          with a history of board malfeasance

Bundled or "Conditioned" Proxy Proposals                                              Case-by-Case

Shareholder Advisory Committees                                                       Case-by-Case

Management proposals for Other Business, in connection with proxies of U.S.                For
issuers, except in connection with a proxy contest in which a Fund is not voting in support of management

Proposals to lower quorum requirements for shareholder meetings below a majority      Case-by-Case
of the shares outstanding

CAPITAL STRUCTURE

Common Stock Authorization

     -    Proposals to increase the number of shares of common stock, taking          Case-by-Case
          into consideration whether intention exists to significantly dilute shareholders proportionate interest or to be unduly dilutive to shareholders' proportionate interest. Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (E.G., rationale and prudent historical usage), will generally be utilized in

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          evaluating such proposals.

          -    Proposals to authorize capital increases within the Agent's                 For
               allowable thresholds or those in excess but meeting Agent's qualitative standards. Consider on a CASE-BY-CASE basis those requests failing the Agent's review for proposals in connection with which a contrary recommendation from the Investment
               Professional(s) has been received and is to be utilized.

          -    Proposals to authorize capital increases within the Agent's                 For
               allowable thresholds or those in excess but meeting Agent's qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a
               CASE-BY-CASE basis if a contrary recommendation from the
               Investment Professional(s) has been received and is to be
               utilized.

          -    Proposals to authorize capital increases exceeding the Agent's              For
               thresholds when a company's shares are in danger of being
               delisted or if a company's ability to continue to operate as a going concern is uncertain.

     -    Proposals to increase the number of authorized shares of the class of          Against
          stock that has superior voting rights in companies that have dual-class capitalization structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s)
          is a condition of such favorable proposal(s)

     -    Shareholder proposals to eliminate dual class capital structures with            For
          unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights, and consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s)

Stock Distributions: Splits and Dividends

     -    Management proposals to increase common share authorization for a                For
          stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a
          CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the
          Investment Professional(s) has been received and is to be utilized

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Reverse Stock Splits

     -    Management proposals to implement a reverse stock split when the                 For
          number of shares authorized for issue is proportionately reduced

     -    Proposals to implement a reverse stock split that do not                    Case-by-Case
          proportionately reduce the number of shares of authorized for issue

Preferred Stock

     -    Proposals authorizing the issuance of preferred stock or creation of           Against
          new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock) ), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal

     -    Proposals to issue or create blank check preferred stock in cases                For
          where the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment
          Professional so recommends because the issuance is required to effect a merger or acquisition proposal

     -    Proposals to issue or authorize preferred stock in cases where the               For
          company specified the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

     -    Proposals to increase the number of blank check preferred shares after      Case-by-Case
          analyzing the number of preferred shares available for issue given a company's industry performance in terms of shareholder returns

Shareholder proposals to have blank check preferred stock placements, other than           For
those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification

Management Proposals to Reduce the Par Value of Common Stock                               For

Shareholder Proposals that Seek Preemptive Rights or Management Proposals that        Case-by-Case
Seek to Eliminate Them

Debt Restructuring                                                                    Case-by-Case

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Share Repurchase Programs                                                                  For

Management Proposals to Cancel Repurchased Shares                                          For

Tracking Stock                                                                        Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation and employee benefit plans, unless otherwise       Case-by-Case
provided for herein, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

     - Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, but consider plans CASE-BY-CASE if the Agent raises other considerations with respect to the plan.

     -    Proposals seeking approval of plans for which the Agent suggests cost       Case-by-Case
          assessment may not be possible due to the issuer's method of disclosing shares allocated to the plan(s)

     -    Proposals for plans with costs within the cap if the considerations              For
          raised by the Agent pertain solely to equity compensation burn rate or pay for performance

     -    Proposals for plans administered by potential grant recipients                 Against

     -    Proposals for plans for which the Agent raises other considerations         Case-by-Case
          not otherwise provided for herein

Restricted Stock Plans

     -    Proposals for restricted stock plans, or the issuance of shares in          Case-by-Case
          connection with such plans, considering factors such as level of disclosure and adequacy of vesting or performance requirements.
          Proposals for plans that do not meet the Agent's criteria in this regard may be supported, but vote AGAINST if disclosure is provided regarding neither vesting nor performance requirements.

Management Proposals Seeking Approval to Reprice/Replace Options, considering         Case-by-Case
rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms

     -    Proposals that meet the Agent's criteria for acceptable                          For
          repricing/replacement transactions, except that burn rate
          considerations raised by the Agent shall not be grounds for

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          withholding support

     -    Management proposals seeking approval of compensation plans that:              Against

          (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval,
          (2) include provisions that permit repricing/replacement transactions that do not meet the Agent's criteria (except regarding burn rate as noted above), or
          (3) give the board sole discretion to approve option repricing/replacement programs

Director Compensation, with voting decisions generally based on the Agent's           Case-by-Case
quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent's threshold. DO
NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans                                                         Case-by-Case

OBRA-Related Compensation Proposals

     -    Amendments that Place a Cap on Annual Grants or Amend Administrative             For
          Features

     -    Amendments to Add Performance-Based Goals                                        For

     -    Amendments to Increase Shares and Retain Tax Deductions Under OBRA          Case-by-Case

     -    Approval of Cash or Cash-and-Stock Bonus Plan                                    For

Shareholder Proposals Regarding Executive and Director Pay

     -    Proposals that seek disclosure beyond regulatory requirements of the           Against
          remuneration of individuals other than senior executives and directors or proposals seeking such disclosure if providing it would be out of step with market practice and potentially disruptive to the business

     -    Proposals that seek to impose new compensation structures or policies,         Against
          including "claw back" recoupments, unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein

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
                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Golden and Tin Parachutes

     -    Shareholder proposals to have golden and tin parachutes submitted for            For
          shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements

     -    Shareholder proposals to submit executive severance agreements that do         Against
          not specify change-in-control events, Supplemental Executive
          Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange

     -    All proposals to ratify or cancel golden or tin parachutes                  Case-by-Case

Employee Stock Ownership Plans (ESOPs)                                                     For

401(k) Employee Benefit Plans                                                              For

Shareholder proposals to expense stock options, unless company has already                 For
publicly committed to expensing options by a specific date

Shareholder proposals requiring mandatory periods for officers and directors to          Against
hold company stock

STATE OF INCORPORATION

Voting on State Takeover Statutes                                                     Case-by-Case

Voting on Reincorporation Proposals                                                   Case-by-Case

     -    Management reincorporation proposals upon which another key proposal,            For
          such as a merger transaction, is contingent if the other key proposal is also supported

     -    Shareholder reincorporation proposals not also supported by the                Against
          company

MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Mergers and Acquisitions                                                              Case-by-Case

Corporate Restructuring, including demergers, minority squeezeouts, leveraged         Case-by-Case
buyouts, spinoffs, liquidations, dispositions, divestitures

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
and asset sales, with voting decisions generally based on the Agent's approach to evaluating such proposals

Appraisal Rights                                                                           For

Changing Corporate Name                                                                    For

Adjournment of Meeting

     -    Proposals to adjourn a meeting when the primary proposal is also voted           For
          FOR

MUTUAL FUND PROXIES

Election of Directors                                                                 Case-by-Case

Converting Closed-end Fund to Open-end Fund                                           Case-by-Case

Proxy Contests                                                                        Case-by-Case

Investment Advisory Agreements                                                        Case-by-Case

Approving New Classes or Series of Shares                                                  For

Preferred Stock Proposals                                                             Case-by-Case

1940 Act Policies                                                                     Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction                      Case-by-Case

Change Fundamental Investment Objective to Nonfundamental                             Case-by-Case

Name Rule Proposals                                                                   Case-by-Case

Disposition of Assets/Termination/Liquidation                                         Case-by-Case

Changes to the Charter Document                                                       Case-by-Case

Changing the Domicile of a Fund                                                       Case-by-Case

Change in Fund's Subclassification                                                    Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder                For
Approval

Distribution Agreements                                                               Case-by-Case

Master-Feeder Structure                                                                    For

Mergers                                                                               Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement                        Against

Reimburse Shareholder for Expenses Incurred                                           Case-by-Case

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Terminate the Investment Advisor                                                      Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES

Unless otherwise specified herein. While a wide variety of factors may go into        Case-by-Case
each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.
Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Shareholder proposals seeking to dictate corporate conduct, apply existing law,          Against
duplicate policies already substantially in place and/or addressed by the issuer or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter, absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or
activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein.

     - Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as:

          -    consumer and public safety
          -    environment and energy
          -    labor standards and human rights
          -    military business and political concerns
          -    workplace diversity and non-discrimination
          -    sustainability
          -    social issues
          -    vendor activities
          -    economic risk, or
          -    matters of science and engineering Against

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Proposals in cases in which the Agent recommends voting against such proposal            Against
because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate, unless otherwise provided for herein. For purposes of these global Guidelines, "AGAINST" shall mean withholding of support for a proposal, resulting in submission of a vote of
AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

Proposals for which the Agent recommends support of practices described herein        Case-by-Case
as associated with a firm AGAINST vote:

     (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or
     (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals

Routine Management Proposals                                                               For

     -    The opening of the shareholder meeting                                           For

     -    That the meeting has been convened under local regulatory requirements           For

     -    The presence of quorum                                                           For

     -    The agenda for the shareholder meeting                                           For

     -    The election of the chair of the meeting                                         For

     -    The appointment of shareholders to co-sign the minutes of the meeting            For

     -    Regulatory filings (E.G., to effect approved share issuances)                    For

     -    The designation of inspector or shareholder representative(s) of                 For
          minutes of meeting

     -    The designation of two shareholders to approve and sign minutes of               For
          meeting

     -    The allowance of questions                                                       For

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
                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    The publication of minutes                                                       For

     -    The closing of the shareholder meeting                                           For

     -    Other similar routine management proposals                                       For

Discharge of Management/Supervisory Board Members

     -    Management proposals seeking the discharge of management and                     For
          supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders

Director Elections

     -    Votes on director nominees in contested elections, or in uncontested        Case-by-Case
          elections not subject to policies described herein. Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
          Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's
          corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure.

     -    For issuers domiciled in Canada, Finland, France, Ireland, the                 Against
          Netherlands, Sweden or tax haven markets, non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee

     -    For issuers in all markets, including those in tax haven markets and           Against
          those in Japan that have adopted the U.S.-style board-with-committees structure, non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, the slate.

     -    In tax haven markets, non-independent directors in cases in which the        Do Not Vote
          full board serves as the compensation committee, or the company does           Against
          not have a compensation committee

     -    Non-independent directors who sit on the compensation or nominating          Do Not Vote
          committees, provided that such committees meet the applicable                  Against
          independence requirements of the relevant listing exchange

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    In cases in which committee membership is unclear, non-independent          Case-by-Case
          director nominees if no other issues have been raised in connection with his/her nomination

     -    Individuals nominated as outside/non-executive directors who do not            Against
          meet the Agent's standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis

     -    For issuers in Canada and tax haven markets, votes on bundled slates           Against
          of nominees if the board is non-majority independent. For issuers in other global markets, generally follow Agent's standards for withholding support from non-independent directors excluding the CEO if the board is non-majority independent.

     -    Nominees or slates of nominees presented in a manner not aligned with          Against
          market practice and/or legislation, including:

          -    Bundled slates of nominees in (Hong Kong or France);

          -    Simultaneous reappointment of retiring directors (South Africa);

          - In markets with term lengths capped by legislation, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

          -    Nominees whose names are not disclosed in advance of the meeting
               (Hong Kong or South Africa)

     -    Nominees for which the Agent has raised concerns regarding scandals or      Case-by-Case
          internal controls

     - For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees' attendance records are adequately disclosed, the Funds' U.S.
          Guidelines with respect to director attendance shall apply.

     - For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds' U.S. Guidelines with respect to director elections shall apply.

Board Structure

     -    Proposals to fix board size, but also support proposals seeking a                For
          board range if the range is reasonable in the context of market practice and anti-takeover considerations

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Independent Statutory Auditors

     -    With respect to Japanese companies that have not adopted the                   Against
          U.S.-style board-with-committees structure, any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote against all nominees.

     -    Incumbent nominees at companies implicated in scandals or exhibiting           Against
          poor internal controls

Nominating Committee

     -    Proposals that permit non-board members to serve on the nominating             Against
          committee

Director Remuneration                                                                 Case-by-Case

     -    Proposals to approve the remuneration of directors as long as the                For
          amount is not excessive and there is no evidence of abuse

Retirement Bonuses

With respect to Japanese companies:

     -    Proposals if all payments are for directors and auditors who have                For
          served as executives of the company

     -    Proposals if one or more payments are for non-executive, affiliated            Against
          directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served

     -    If Agent raises scandal or internal control considerations, bonus              Against
          proposals only for nominees whom a Fund is also voting AGAINST for that reason

Stock Option Plans for Independent Internal Statutory Auditors

     -    With respect to Japanese companies, proposals regarding option grants          Against
          to independent internal statutory auditors, following the Agent's guidelines

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
Equity Compensation Plans

     -    Votes with respect to compensation plans, unless otherwise provided         Case-by-Case
          for herein, with voting decisions generally based on the Agent's approach to evaluating such plans, which in the United Kingdom involves use of a compensation valuation model to evaluate the cost of stock-based compensation plans, and in other markets, the calculation of dilution under a company's share plans and analysis of plan features

Shares Reserved for Equity Compensation Plans

     - Unless otherwise provided for herein, voting decisions shall generally be based on the Agent's methodology, including classification of a company's stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

     -    Equity compensation plans (E.G., option, warrant, restricted stock or          Against
          employee share purchase plans), the issuance of shares in connection with such plans, or related management proposals that:

     -    Exceed Agent's recommended dilution limits;

     - Provide deep or near-term discounts to executives or directors, unless discounts to executives are adequately mitigated by long-term vesting requirements (E.G., Japan);

     -    Are administered by potential grant recipients;

     - Permit financial assistance in the form of interest-free, non-recourse loans in connection with executive's participation;

     - For restricted stock plans, provide no disclosure regarding vesting or performance criteria (provided that plans with disclosure in one or both areas, without regard to Agent's criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

     - Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent's approach to evaluating such plans;

     - Provide for terms or participation that is markedly out of line with market practice

     -    Provide for retesting in connection with achievement of

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
                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          performance hurdles unless the Agent's analysis indicates that:

          (1) Performance targets are adequately increased in proportion to the additional time available,
          (2) The amount of compensation subject to retesting is de minimis as a percentage of overall compensation or relative to market practice, or
          (3) The issuer has committed to cease retesting within a reasonable period of time.

     -    Such plans or the related issuance of shares that

          (1)  Do not suffer from the defects noted above or                               For
          (2)  Otherwise meet the Agent's tests if the considerations raised by the Agent pertain solely to performance hurdles or the company's rationale in support of the plan or its participants

     -    Proposals in connection with such plans or the related issuance of          Case-by-Case
          shares in other instances

Remuneration Reports

     -    Reports that include compensation plans permitting:

          (1)  Practices or features not supported under these Guidelines                Against
          (2)  Financial assistance or retesting under the conditions described above, or
          (3)  Provisions for retirement benefits to outside directors, except that reports will generally be voted FOR if contractual
               components are reasonably aligned with market practices on a going-forward basis (E.G., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report)

     -    Except as described above, votes on provisions Agent raises with            Case-by-Case
          concern regarding severance/termination payments, contract or notice periods, "leaver" status and vesting or performance criteria

Shareholder Proposals Regarding Executive and Director Pay

     - The Funds' U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

     -    Unless otherwise provided for herein, voting decisions shall generally           For
          be based on the Agent's practice to support general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital and those without


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
                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          preemptive rights to a maximum of 20 percent of currently issued capital.

     -    Specific issuance requests, based on the proposed use and the               Case-by-Case
          company's rationale

     -    Proposals to issue shares (with or without preemptive rights), or to           Against
          grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval

Increases in Authorized Capital

     - Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach.

     -    Nonspecific proposals to increase authorized capital up to 100 percent           For
          over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding

     -    Specific proposals to increase authorized capital, unless:                       For

         -    The specific purpose of the increase (such as a share-based                Against
              acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

         - The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

     -    Proposals to adopt unlimited capital authorizations                            Against

Preferred Stock

     - Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach.

     -    Creation of a new class of preferred stock or issuances of preferred             For
          stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

     -    Creation/issuance of convertible preferred stock as long as the                  For
          maximum number of common shares that could be issued upon conversion meets the Agent's guidelines on equity issuance requests

     -    Creation of (1) a new class of preference shares that would                    Against

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
                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
          carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid

Poison Pills/Protective Preference Shares

     -    Management proposals in connection with poison pills or anti-takeover          Against
          issuances that do not meet the Agent's standards, but generally not regarding director nominees or remuneration in connection with poison pill considerations raised by the Agent

Approval of Financial Statements and Director and Auditor Reports

     -    Management proposals seeking approval of financial accounts and                  For
          reports, unless there is concern about the company's financial accounts and reporting

Remuneration of Auditors

     -    Proposals to authorize the board to determine the remuneration of                For
          auditors, unless there is evidence of excessive compensation relative to the size and nature of the company

Indemnification of Auditors                                                              Against

Allocation of Income and Dividends

     -    Management proposals concerning allocation of income and the                     For
          distribution of dividends, except with respect to securities held by dividend-oriented Funds, which should generally follow Agent's recommendations AGAINST payouts deemed too low according to Agent's methodology

Stock (Scrip) Dividend Alternatives                                                        For

     -    Stock (scrip) dividend proposals that do not allow for a cash option           Against
          unless management demonstrates that the cash option is harmful to shareholder value

Debt Issuance Requests                                                                Case-by-Case

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

     -    Debt issuances for companies when the gearing level is between zero              For
          and 100 percent

                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
     -    Proposals where the issuance of debt will result in the gearing level       Case-by-Case
          being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards

Financing Plans

     -    Adoption of financing plans if they are in the best economic interests           For
          of shareholders

Related Party Transactions                                                            Case-by-Case

     -    Approval of such transactions unless the agreement requests a                    For
          strategic move outside the company's charter or contains unfavorable terms

Approval of Donations

     -    Proposals for which adequate, prior disclosure of amounts is not               Against
          provided

Capitalization of Reserves

     -    Proposals to capitalize the company's reserves for bonus issues of               For
          shares or to increase the par value of shares

Amendments to Articles of Association                                                 Case-by-Case

     -    That are editorial in nature                                                     For

     -    Where shareholder rights are protected                                           For

     -    Where there is negligible or positive impact on shareholder value                For

     -    For which management provides adequate reasons for the amendments or             For
          the Agent otherwise supports management's position

     -    Which the company is required to do so by law (if applicable)                    For

     -    With respect to article amendments for Japanese companies:

          -    Management proposals to amend a company's articles to expand its            For
               business lines

          -    Management proposals to amend a company's articles to provide for           For
               an expansion or reduction in the size of the board, unless the expansion/ reduction is clearly disproportionate to the
               growth/decrease in the scale of the business or raises
               anti-takeover concerns

          -    If anti-takeover concerns exist, management proposals,                    Against

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
                                    PROPOSAL                                           GUIDELINES
----------------------------------------------------------------------------------------------------
               including bundled proposals, to amend a company's articles to authorize the Board to vary the annual meeting record date

          -    Management proposals regarding amendments to authorize share              Against
               repurchases at the board's discretion, unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders'
               interest (generally following the Agent's guidelines)

Other Business

     -    Management proposals for Other Business in connection with global              Against
          proxies, voting in accordance with the Agent's market-specific recommendations